UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01028

Ivy Funds

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

      March 31, 2004

Ivy Balanced Fund

Ivy Bond Fund

Ivy Cash Reserves Fund

Ivy Cundill Global Value Fund

Ivy Dividend Income Fund

Ivy European Opportunities Fund

Ivy Global Natural Resources Fund

Ivy International Fund

Ivy International Balanced Fund

Ivy International Value Fund

Ivy Mortgage Securities Fund

Ivy Pacific Opportunities Fund

Ivy Real Estate Securities Fund

Ivy Small Cap Value Fund

Ivy Value Fund

CONTENTS

3	President's Letter
5	Ivy Balanced Fund
23	Ivy Bond Fund
41	Ivy Cash Reserves Fund
51	Ivy Cundill Global Value Fund
68	Ivy Dividend Income Fund
83	Ivy European Opportunities Fund
100	Ivy Global Natural Resources Fund
117	Ivy International Fund
136	Ivy International Balanced Fund
156	Ivy International Value Fund
174	Ivy Mortgage Securities Fund
190	Ivy Pacific Opportunities Fund
207	Ivy Real Estate Securities Fund
221	Ivy Small Cap Value Fund
242	Ivy Value Fund
259	Notes to Financial Statements
292	Independent Auditors' Report
293	Shareholder Meeting Results
296	Income Tax Information
300	Trustees & Officers
305	Annual Privacy Notice
306	Householding Notice

This report is submitted for the general information of the shareholders of Ivy Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current Ivy Funds prospectus and current performance information.

President's Letter

      March 31, 2004

Dear Shareholder:

The 12-month period ended March 31, 2004 marked one of the best one-year periods for investors in quite some time. 2003 turned out to be an exceptionally good year for the U.S. economy and markets. After three down years, the stock markets rebounded nicely with double-digit gains both here and abroad. Bond markets posted modest gains, which were positive as well.

Why was it so good?
A number of developments drove performance upward. Initial military objectives in Iraq were achieved quickly, which enabled President Bush to focus on the economy. The Federal Reserve, the Bush Administration and the Treasury took very aggressive actions in an effort to right a deteriorating economic situation. The Fed engineered a dramatic reduction in long-term interest rates. The Treasury engineered a decline in the value of the dollar. The Administration engineered a significant reduction in taxes on capital gains, dividend income and on wages and salaries. These actions were quickly recognized by the stock market as highly likely to successfully energize the economy. The stock market began to anticipate positive change in early April and really caught on by early May. A huge rally ensued. Policy initiatives caused the economy to improve sharply early in the third quarter of 2003. GDP rose more than eight percent from July to September. With the economy improving dramatically, corporate profits started to improve and stock prices followed profits.

Looking ahead
We believe that there remain numerous benefits yet to play out for the economy from the action taken last year. The Federal Reserve appears determined to keep interest rates low. As much as $80 billion from tax rebates will go into consumer pockets in the first half of 2004. Finally, we believe that the dollar decline will shortly start to have a positive impact on export growth.

Further, we feel that there are some new developments that will likely help the economy. I believe we will see some improvement in capital spending because accelerated depreciation schedules, part of the stimulus package, expire at year-end. Also, business has been satisfying greater than expected consumer demand by drawing down inventories. Replenishing these have now become necessary, further boosting industrial production as this occurs.

Of course there are always some wild cards that come into play when looking forward. If inflation begins to rear its ugly head in the form of meaningful acceleration in wages and salaries there is a risk that the Fed will have to back off of its current easy stance on interest rates. As of now, there are no signs of this occurring.

The outcome of the presidential election will be important. Should President Bush not be reelected, there would be concern over his tax initiatives being reversed. Lower withholding rates, the elimination of estate taxes and the reduction in capital gains and dividend income tax rates have all had a very positive impact on the economy.

Finally, until recently China has been thought of as the icing on the world economic growth reacceleration cake. Some now argue that China is the cake. Important incremental demand is coming from China. China may be overheating and a slowdown is possible. World growth expectations might then get modified.

Caveats aside, it looks as if the first half of the 2004 economy will be quite strong. The second half of the year should also be solid in our opinion. Of course, none of this is a sure thing. Whichever way the financial markets turn, we firmly believe that the best way to achieve your long-term financial goals is to develop and maintain a personal financial plan. It's also important to keep in mind that while markets change, the basic principles of investing do not. Diversifying your portfolio, maintaining a long-term perspective and periodically reviewing your asset allocation can help you manage market fluctuations and more effectively work toward your goals.

Questions and comments
In the following pages of this report, your portfolio managers discuss factors that affected your funds' performance over the past 12 months and offer insights into their outlook for the future. If you have any questions or comments regarding this annual report or your investment in Ivy Funds, please contact your financial advisor or call us at 1.800.777.6472. You can visit us online at www.ivyfunds.com for the most current performance information.

Thank you for your continuing confidence in the Ivy Funds.

Respectfully,

Henry J. Herrmann, CFA
President

The opinions expressed in this letter are those of the President of the funds and are current only through the end of the period of the report as stated on the cover. The President's views are subject to change at any time based on market and other conditions and no forecasts can be guaranteed.

Manager's Discussion of Ivy Balanced Fund

      March 31, 2004

An interview with Cynthia P. Prince-Fox, portfolio manager of Ivy Balanced Fund

The following discussion provides you with information regarding the Fund's performance during the 12 months ended March 31, 2004, while the following graphs and tables provide you with information regarding the Fund's performance for the fiscal period ended March 31, 2004. The Fund's Board of Trustees recently approved a change in the Fund's fiscal year end from September 30 to March 31.

As you likely know, the Advantus Spectrum Fund merged into the Ivy Balanced Fund on December 8, 2003. The performance shown for periods prior to this date is that of the Advantus Spectrum Fund Class A shares, restated to reflect current sales charges applicable to Ivy Balanced Fund Class A shares. Performance has not been restated to reflect the fees and expenses applicable to the Ivy Balanced Fund. If these expenses were reflected, performance shown would differ.

How did the Fund perform during the last 12 months?
The Class A shares of the Fund increased 22.86 percent for the year before the impact of sales load, and, after the impact of sales load, increased 15.79 percent. In comparison, the S&P 500 Index (reflecting the performance of securities that generally represent the stock market) increased 35.13 percent during the year, the Citigroup Treasury/Government Sponsored/Credit Index (the index that generally reflects the performance of the bond market) increased 6.35 percent, and the Lipper Balanced Funds Universe Average (reflecting the performance of the universe of funds with similar objectives) increased 23.80 percent. A variety of indexes is presented because the Fund invests in stocks, bonds and other instruments. You will note that certain of the indexes have changed in this year's report. In prior years, the Fund was compared against the S&P 500 Index, the Lehman Brothers Aggregate Bond Index, and a blend of 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index. In this year's report, the Fund is compared against the S&P 500 Index and the Citigroup Treasury/Government Sponsored/Credit Index. We believe that these indexes provide a more accurate basis for comparing the Fund's performance to the types of securities in which the Fund invests. All of the above-mentioned indexes are presented in this year's report for comparison purposes. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark index and the Lipper category do not reflect a sales load.

What factors affected performance relative to the benchmark indexes during the last 12 months?
The most significant contributions to the Fund's overall performance were asset allocation and industry emphasis. During the first quarter of this 12-month period, we reduced our cash position and moved into stocks that we felt would benefit from an improving economy. More specifically, we increased our technology and basic industry weightings during the year to represent just over a third of our equity holdings. The most significant drag to total performance came from our fixed income holdings. While posting a positive increase for the year, they significantly lagged the overall increase in the equity portion of the portfolio during the year.

What other market conditions or events influenced the Fund's performance during the last 12 months?
The year got off to a rough start as bonds again outperformed stocks during the first quarter of 2003 as earnings remained lackluster, complicated by the overhang of the Iraq War and the Asian SARS outbreak. However, as the war ended and the SARS epidemic seemed contained, the markets began to realize that the economy was starting to gain momentum as consumer, business, and federal government spending accelerated. This resulted in a dramatic improvement in corporate profits during the third quarter, mostly brought on by earlier cost cutting and productivity increases. Technology stocks made the most impressive comeback in 2003, due, in hindsight, to the fact that they were the most oversold group and that earnings results surprised most investors. The interest-rate environment also remained favorable for the financial markets as the Federal Reserve remained content that deflation was more of a risk than inflation.

What strategies and techniques did you employ that specifically affected the Fund's performance during the last 12 months?
In the overweighted equity portion, the Fund benefited mainly from positioning in a variety of companies that were operationally and financially leveraged to an economic recovery, including certain information technology, industrial and consumer discretionary stocks. The Fund's fixed-income portion was aided by a significant weighting in corporate bonds, the best-performing sector of the fixed income market last year. In addition, we kept our cash positions low during the second half of the period.

What industries or sectors did you emphasize during the last 12 months, and what looks attractive to you going forward?
Overall, we placed our greatest emphasis on technology, financials and materials during the year. While we continue to feel that these areas will do well as we head into 2004, we may shift our focus as the interest-rate environment starts to change. We also think that energy stocks may play "catch-up" relative to other commodity stocks given a worldwide economic recovery, higher than expected energy prices and a declining dollar.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Please note that Waddell & Reed Ivy Investment Company began managing the Fund on May 1, 2003. The Fund was previously managed by Advantus Capital Management, Inc.

Comparison of Change in Value of
$10,000 Investment

Ivy Balanced Fund, Class A Shares(1)	$18,204
S&P 500 Index	$28,655
Citigroup Treasury/Government Sponsored/Credit Index	$21,094
Lehman Brothers Aggregate Bond Index	$20,775
60% S&P 500/40% Lehman Brothers Aggregate Bond Blended Index	$25,512
Lipper Balanced Funds Universe Average	$22,230

		IVY BALANCED FUND CLASS A SHARES	S&P 500 INDEX	CITIGROUP TREASURY GOVT SPONSORED/ CREDIT INDEX	LEHMAN BROTHERS AGGREGATE BOND INDEX	60% S&P 500/ 40% LEHMAN BROTHERS AGGREGATE BOND BLENDED INDEX	LIPPER BALANCED FUNDS UNIVERSE AVG.
SEPT 30	1994	9,425	10,000	10,000	10,000	10,000	10,000
SEPT 30	1995	11,158	12,975	11,430	11,407	12,347	11,941
SEPT 30	1996	12,688	15,613	11,950	11,963	14,152	13,443
SEPT 30	1997	14,801	21,921	13,104	13,129	18,410	16,719
SEPT 30	1998	16,476	23,919	14,771	14,639	20,214	17,323
SEPT 30	1999	19,125	30,568	14,557	14,584	24,184	19,582
SEPT 30	2000	22,225	34,617	15,528	15,603	27,023	21,846
SEPT 30	2001	15,036	25,389	17,614	17,624	22,292	19,342
SEPT 30	2002	14,148	20,187	19,179	19,141	19,775	17,446
SEPT 30	2003	16,541	25,119	20,449	20,173	23,149	20,218
MARCH 31	2004	18,204	28,655	21,094	20,775	25,512	22,230

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

	Class A	Class B	Class C	Class Y
1-year period ended 3-31-04	15.79%	-	-	-
5-year period ended 3-31-04	-2.12%	-	-	-
10-year period ended 3-31-04	6.32%	-	-	-
Cumulative return since inception of Class through 3-31-04(3)	-	-1.95%	2.13%	3.43%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively.

(3)12-8-03 for Class B, Class C and Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Advantus Spectrum Fund merged into the Ivy Balanced Fund on December 8, 2003. The performance shown for periods prior to this date is that of the Advantus Spectrum Fund Class A shares, restated to reflect current sales charges applicable to Ivy Balanced Fund Class A shares. Performance has not been restated to reflect the fees and expenses applicable to the Ivy Balanced Fund. If these expenses were reflected, performance shown would differ.

SHAREHOLDER SUMMARY OF IVY BALANCED FUND

Portfolio Highlights

On March 31, 2004, the Fund had net assets totaling $104,870,583 invested in a diversified portfolio of:

72.99%	Common Stocks
14.80%	United States Government Securities
9.84%	Corporate Debt Securities
1.76%	Cash and Cash Equivalents
0.61%	Other Government Securities

As a shareholder of the Fund, for every $100 you had invested on March 31, 2004, your Fund owned:

United States Government Securities	$14.80
Technology Stocks	$13.65
Financial Services Stocks	$11.27
Health Care Stocks	$9.92
Corporate Debt Securities	$9.84
Energy Stocks	$6.31
Raw Materials Stocks	$5.09
Consumer Nondurables Stocks	$4.90
Utilities Stocks	$4.42
Consumer Services Stocks	$3.72
Retail Stocks	$3.42
Miscellaneous Stocks	$3.39
Capital Goods Stocks	$2.59
Business Equipment and Services Stocks	$2.46
Multi-Industry Stocks	$1.85
Cash and Cash Equivalents	$1.76
Other Government Securities	$0.61

The Investments of Ivy Balanced Fund
March 31, 2004
COMMON STOCKS	Shares	Value

Aircraft - 1.76%
Lockheed Martin Corporation	40,500	$1,848,420

Aluminum - 1.53%
Alcoa Incorporated	46,300	1,606,147

Apparel - 0.30%
Liz Claiborne, Inc.	8,640	317,002

Banks - 2.31%
Citigroup Inc.	27,900	1,442,430
Wells Fargo & Company	17,200	974,724

		2,417,154

Beverages - 1.21%
Coca-Cola Company (The)	25,300	1,272,590

Broadcasting - 1.58%
Clear Channel Communications, Inc.	39,000	1,651,650

Business Equipment and Services - 2.46%
Cintas Corporation*	22,400	971,824
Manpower Inc.	34,500	1,604,250

		2,576,074

Capital Equipment - 1.86%
Ingersoll-Rand Company Limited, Class A	28,800	1,948,320

Chemicals -- Petroleum and Inorganic - 0.81%
du Pont (E.I.) de Nemours and Company	20,200	852,844

Chemicals -- Specialty - 1.44%
Air Products and Chemicals, Inc.	30,100	1,508,612

Communications Equipment - 1.46%
Nokia Corporation, Series A, ADR	75,500	1,531,140

Computers - Main and Mini - 1.22%
International Business Machines Corporation	13,900	1,276,576

Computers - Micro - 1.29%
Dell Inc.*	40,283	1,352,905

Computers -- Peripherals - 5.09%
Check Point Software Technologies Ltd.*	66,000	1,502,490
Microsoft Corporation	77,158	1,925,092
SAP Aktiengesellschaft, ADR	48,600	1,910,466

		5,338,048

Cosmetics and Toiletries - 1.76%
Estee Lauder Companies Inc. (The), Class A	41,700	1,848,978

Electrical Equipment - 0.73%
Emerson Electric Co.	12,800	766,976

Electronic Components - 2.83%
Analog Devices, Inc.	35,900	1,723,559
Intel Corporation	45,900	1,247,562

		2,971,121

Finance Companies - 1.35%
Countrywide Financial Corporation	14,800	1,419,320

Food and Related - 1.18%
Dean Foods Company*	37,000	1,235,800

Forest and Paper Products - 1.52%
International Paper Company	20,100	849,426
Sealed Air Corporation*	14,900	740,977

		1,590,403

Health Care -- Drugs - 4.81%
Abbott Laboratories	31,700	1,302,870
Amgen Inc.*	16,900	982,651
Pfizer Inc.	78,750	2,760,187

		5,045,708

Health Care -- General - 3.59%
Biomet, Inc.	50,000	1,914,750
Johnson & Johnson	19,900	1,009,328
Wyeth	22,400	841,120

		3,765,198

Hospital Supply and Management - 1.52%
Medtronic, Inc.	33,400	1,594,850

Household - General Products - 0.45%
Colgate-Palmolive Company	8,500	468,350

Insurance - Life - 1.47%
Lincoln National Corporation	32,600	1,542,632

Insurance -- Property and Casualty - 2.33%
Berkshire Hathaway Inc., Class B*	500	1,555,505
Chubb Corporation (The)	12,800	890,112

		2,445,617

Leisure Time Industry - 1.43%
Walt Disney Company (The)	60,000	1,499,400

Motor Vehicle Parts - 1.42%
Eaton Corporation	26,400	1,483,416

Multiple Industry - 1.85%
General Electric Company	63,680	1,943,514

Petroleum -- International - 3.62%
BP p.l.c., ADR	24,700	1,264,640
Burlington Resources Inc.	19,500	1,240,785
Exxon Mobil Corporation	31,200	1,297,608

		3,803,033

Petroleum - Services - 2.69%
Nabors Industries Ltd.*	30,576	1,398,852
Schlumberger Limited	22,200	1,417,470

		2,816,322

Publishing - 0.71%
Tribune Company	14,800	746,512

Railroad - 0.45%
Burlington Northern Santa Fe Corporation	15,000	472,500

Retail - General Merchandise - 3.42%
Costco Wholesale Corporation*	35,600	1,336,780
May Department Stores Company (The)	29,100	1,006,278
Wal-Mart Stores, Inc.	20,900	1,247,521

		3,590,579

Security and Commodity Brokers - 3.81%
American Express Company	34,300	1,778,455
Goldman Sachs Group, Inc. (The)	4,400	459,140
Morgan Stanley	30,700	1,759,110

		3,996,705

Steel - 1.31%
United States Steel Corporation	36,800	1,371,536

Utilities -- Electric - 3.67%
Dominion Resources, Inc.	19,700	1,266,710
Exelon Corporation	20,800	1,432,496
Southern Company	37,500	1,143,750

		3,842,956

Utilities -- Telephone - 0.75%
SBC Communications Inc.	32,100	787,734

TOTAL COMMON STOCKS - 72.99%		$76,546,642

(Cost: $69,664,980)

CORPORATE DEBT SECURITIES	Principal Amount in Thousands

Banks - 0.29%
Wells Fargo Bank, N.A.,
7.55%, 6-21-10	$250	302,538

Beverages - 0.34%
Diageo Capital plc,
3.5%, 11-19-07	350	359,830

Broadcasting - 0.88%
Clear Channel Communications, Inc.,
4.25%, 5-15-09	900	919,420

Business Equipment and Services - 0.38%
PHH Corporation,
7.125%, 3-1-13	350	402,391

Chemicals -- Specialty - 0.36%
Vulcan Materials Company,
6.4%, 2-1-06	350	377,586

Finance Companies - 2.49%
American International Group,
3.85%, 11-26-07 (A)	500	518,512
Banco Hipotecario Nacional:
7.916%, 7-25-09 (A)	6	325
8.0%, 3-31-11 (A)	583	87,400
First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust,
6.56%, 11-18-35	500	564,695
Prudential Insurance Company of America,
6.6%, 5-15-08 (A)	750	846,353
Residential Funding Mortgage Securities I, Inc.,
6.5%, 1-25-29	226	227,850
Unilever Capital Corporation,
5.9%, 11-15-32	350	364,506

		2,609,641

Food and Related - 0.80%
Archer-Daniels-Midland Company,
7.0%, 2-1-31	700	837,353

Insurance - Life - 0.48%
StanCorp Financial Group, Inc.,
6.875%, 10-1-12	450	504,465

Multiple Industry - 1.71%
Cargill, Inc.,
6.375%, 6-1-12 (A)	400	448,378
General Electric Capital Corporation,
2.85%, 1-30-06	1,000	1,018,324
General Motors Acceptance Corporation,
6.125%, 8-28-07	300	323,315

		1,790,017

Railroad - 0.31%
Union Pacific Corporation,
7.6%, 5-1-05	300	319,093

Real Estate Investment Trust - 0.83%
Vornado Realty L.P.,
5.625%, 6-15-07	800	871,962

Utilities -- Electric - 0.97%
Dominion Resources, Inc.,
7.625%, 7-15-05	950	1,019,340

TOTAL CORPORATE DEBT SECURITIES - 9.84%		$10,313,636

(Cost: $10,007,495)

OTHER GOVERNMENT SECURITY - 0.61%

Canada
Hydro-Quebec,
8.0%, 2-1-13	500	$642,709

(Cost: $598,305)

UNITED STATES GOVERNMENT SECURITIES

Mortgage-Backed Obligations - 10.49%
Federal National Mortgage Association Fixed Rate
Pass-Through Certificates:
6.23%, 1-1-08	435	477,726
6.0%, 9-1-17	864	917,644
5.0%, 1-1-18	815	838,258
5.5%, 4-1-18	894	932,277
6.5%, 10-1-28	334	353,325
6.5%, 2-1-29	94	99,242
7.0%, 5-1-31	77	82,757
7.5%, 5-1-31	110	119,284
7.0%, 7-1-31	120	128,461
7.0%, 9-1-31	160	171,266
7.0%, 9-1-31	95	101,551
7.0%, 11-1-31	380	405,091
6.5%, 2-1-32	348	369,608
7.0%, 2-1-32	461	495,104
7.0%, 2-1-32	232	249,533
6.5%, 3-1-32	108	113,439
7.0%, 3-1-32	247	265,593
7.0%, 6-1-32	76	81,329
7.0%, 7-1-32	464	496,325
6.5%, 8-1-32	195	206,680
6.0%, 9-1-32	1,205	1,254,309
6.5%, 9-1-32	294	311,115
5.5%, 5-1-33	548	561,870
5.5%, 5-1-33	411	421,029
5.5%, 5-1-33	384	393,966
5.5%, 6-1-33	559	573,102
Government National Mortgage Association Fixed Rate Pass-Through Certificates,
7.375%, 11-15-11	535	575,846

		10,995,730

Treasury Obligations - 4.31%
United States Treasury Bond,
7.5%, 11-15-16	500	659,180
United States Treasury Notes:
3.0%, 2-15-08	900	921,129
3.875%, 2-15-13	1,250	1,266,993
3.625%, 5-15-13	750	745,196
4.25%, 8-15-13	900	932,625

		4,525,123

TOTAL UNITED STATES GOVERNMENT SECURITIES - 14.80%		$15,520,853

(Cost: $15,242,935)

TOTAL SHORT-TERM SECURITIES - 1.86%	$1,952,000

(Cost: $1,952,000)

TOTAL INVESTMENT SECURITIES - 100.10%	$104,975,840

(Cost: $97,465,715)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.10%)	(105,257)

NET ASSETS - 100.00%	$104,870,583

Notes to Schedule of Investments

*No dividends were paid during the preceding 12 months.
(A)
Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2004, the total value of these securities amounted to $1,900,968 or 1.81% of net assets.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities

IVY BALANCED FUND
March 31, 2004
(In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $97,466) (Notes 1 and 3)	$104,976
Cash	1
Receivables:
Dividends and interest	317
Fund shares sold	66
Prepaid and other assets	33

Total assets	105,393

LIABILITIES
Payable for investment securities purchased	148
Payable to Fund shareholders	136
Accrued management fee (Note 2)	63
Accrued shareholder servicing (Note 2)	20
Accrued distribution fee (Note 2)	12
Accrued service fee (Note 2)	11
Accrued accounting and administrative services fees (Note 2)	5
Other	127

Total liabilities	522

Total net assets	$104,871

NET ASSETS
Capital paid in	$107,648
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	28
Accumulated undistributed net realized loss on investment transactions	(10,315)
Net unrealized appreciation in value of investments	7,510

Net assets applicable to outstanding units of capital	$104,871

Net asset value per share (net assets divided by shares outstanding):
Class A	$13.35
Class B	$13.33
Class C	$13.34
Class Y	$13.35
Capital shares outstanding:
Class A	3,867
Class B	25
Class C	23
Class Y	3,942

See Notes to Financial Statements.

Statement of Operations

IVY BALANCED FUND
(In Thousands)

	For the fiscal period ended 3-31-04		For the fiscal year ended 9-30-03

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$558		$827
Dividends (net of foreign withholding taxes of $5 and $0)	444		547

Total income	1,002		1,374

Expenses (Note 2):
Investment management fee	277		256
Distribution fee:
Class A	41		95
Class B	-	*	107
Class C	-	*	24
Class Y	41		N/A
Shareholder servicing:
Class A	57		228
Class B	-	*	-
Class C	-	*	-
Class Y	24		N/A
Service fee:
Class A	61		-
Class B	-	*	-
Class C	-	*	-
Registration fees	39		39
Accounting and administrative services fees	27		55
Legal fees	17		10
Audit fees	16		54
Custodian fees	-	*	14
Other	29		42

Total	629		924
Less expenses waived by predecessor manager	(14)		(169)

Total expenses	615		755

Net investment income	387		619

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	2,589		915
Net increase from payments by affiliates	-		22

Realized net gain on investments	2,589		937
Unrealized appreciation in value of investments during the period	3,716		6,415

Net gain on investments	6,305		7,352

Net increase in net assets resulting from operations	$6,692		$7,971

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Changes in Net Assets

IVY BALANCED FUND
(In Thousands)

	For the fiscal period ended 3-31-04	For the fiscal year ended 9-30-03	For the fiscal year ended 9-30-02

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$387	$619	$1,003
Realized net gain on investments	2,589	937	795
Unrealized appreciation (depreciation)	3,716	6,415	(4,590)

Net increase (decrease) in net assets resulting from operations	6,692	7,971	(2,792)

Distributions to shareholders from (Note 1F):(1)
Net investment income:
Class A	(167)	(510)	(931)
Class B	- *	(67)	(194)
Class C	- *	(15)	(42)
Class Y	(223)	N/A	N/A
Realized gains on investment transactions:
Class A	-	-	(61)
Class B	-	-	(21)
Class C	-	-	(4)
Class Y	-	N/A	N/A

	(390)	(592)	(1,253)

Capital share transactions (Note 5)	48,637	(8,018)	(8,868)

Total increase (decrease)	54,939	(639)	(12,913)
NET ASSETS
Beginning of period	49,932	50,571	63,484

End of period	$104,871	$49,932	$50,571

Undistributed net investment income	$28	$31	$5

*Not shown due to rounding.
(1)See "Financial Highlights" on pages 19 - 22.

See Notes to Financial Statements.

Financial Highlights

IVY BALANCED FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

For the fiscal period ended	For the fiscal year ended September 30,
3-31-04	2003	2002	2001	2000	1999

Net asset value, beginning of period	$12.18	$10.54	$11.45	$19.73	$17.88	$16.50

Income (loss) from investment operations:
Net investment income	0.05	0.16	0.23	0.22	0.31	0.31
Net realized and unrealized gain (loss) on investments	1.16	1.64	(0.89)	(6.08)	2.55	2.30

Total from investment operations	1.21	1.80	(0.66)	(5.86)	2.86	2.61

Less distributions from:
Net investment income	(0.04)	(0.16)	(0.25)	(0.20)	(0.30)	(0.31)
Capital gains	(0.00)	(0.00)	(0.00)	(2.22)	(0.71)	(0.92)

Total distributions	(0.04)	(0.16)	(0.25)	(2.42)	(1.01)	(1.23)

Net asset value, end of period	$13.35	$12.18	$10.54	$11.45	$19.73	$17.88

Total return(1)	10.06%	17.17	%(2)	-5.91%	-32.35%	16.22%	16.08%
Net assets, end of period (in millions)	$52	$38	$37	$45	$78	$74
Ratio of expenses to average net assets including voluntary expense waiver	1.52	%(3)(4)	1.29%	1.22%	1.12%	1.11%	1.10%
Ratio of net investment income to average net assets including voluntary expense waiver	0.86	%(3)(4)	1.41%	1.84%	1.57%	1.58%	1.77%
Ratio of expenses to average net assets excluding voluntary expense waiver	1.57	%(3)(4)	1.62%	1.52%	1.40%	1.20%	1.10%
Ratio of net investment income to average net assets excluding voluntary expense waiver	0.81	%(3)(4)	1.08%	1.54%	1.29%	1.49%	1.77%
Portfolio turnover rate	29%	110%	129%	158%	132%	101%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase.

(2)Advantus Capital reimbursed the Fund for losses related to certain investment trades. With reimbursed losses, the total return for Class A, for the year ended September 30, 2003, would have been 17.26%.

(3)Annualized.

(4)In connection with the reorganization plan described in Note 8, Class B and Class C shares of the predecessor Advantus Fund were exchanged into Class A shares at the time of the merger. The ratios shown above reflect a blended rate that includes the effect of income and expenses for those Class B and Class C shares from October 1, 2003 up to the time of merger. Actual expenses that applied to Class A shareholders were lower than shown above.

See Notes to Financial Statements.

Financial Highlights

IVY BALANCED FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout the Period:

	For the period from 12-8-03(1) to 3-31-04

Net asset value, beginning of period	$12.96

Income from investment operations:
Net investment income	0.01
Net realized and unrealized gain on investments	0.39

Total from investment operations	0.40

Less distributions from:
Net investment income	(0.03)
Capital gains	(0.00)

Total distributions	(0.03)

Net asset value, end of period	$13.33

Total return	3.05%
Net assets, end of period (in thousands)	$338
Ratio of expenses to average net assets	2.76	%(2)
Ratio of net investment loss to average net assets	-0.42	%(2)
Portfolio turnover rate	29	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the six months ended March 31, 2004.

See Notes to Financial Statements.

Financial Highlights

IVY BALANCED FUND
Class C Shares
For a Share of Capital Stock Outstanding Throughout the Period:

	For the period from 12-8-03(1) to 3-31-04

Net asset value, beginning of period	$12.96

Income from investment operations:
Net investment income	0.02
Net realized and unrealized gain on investments	0.39

Total from investment operations	0.41

Less distributions from:
Net investment income	(0.03)
Capital gains	(0.00)

Total distributions	(0.03)

Net asset value, end of period	$13.34

Total return	3.13%
Net assets, end of period (in thousands)	$301
Ratio of expenses to average net assets	2.43	%(2)
Ratio of net investment loss to average net assets	-0.12	%(2)
Portfolio turnover rate	29	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the six months ended March 31, 2004.

See Notes to Financial Statements.

Financial Highlights

IVY BALANCED FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout the Period:

	For the period from 12-8-03(1) to 3-31-04

Net asset value, beginning of period	$12.96

Income from investment operations:
Net investment income	0.04
Net realized and unrealized gain on investments	0.40

Total from investment operations	0.44

Less distributions from:
Net investment income	(0.05)
Capital gains	(0.00)

Total distributions	(0.05)

Net asset value, end of period	$13.35

Total return	3.43%
Net assets, end of period (in millions)	$53
Ratio of expenses to average net assets	1.36	%(2)
Ratio of net investment income to average net assets	0.97	%(2)
Portfolio turnover rate	29	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the six months ended March 31, 2004.

See Notes to Financial Statements.

Manager's Discussion of Ivy Bond Fund

      March 31, 2004

The Ivy Bond Fund is subadvised by Advantus Capital Management, Inc. The following is an interview with Christopher R. Sebald, portfolio manager of the Fund

The following discussion provides you with information regarding the Fund's performance during the 12 months ended March 31, 2004, while the following graphs and tables provide you with information regarding the Fund's performance for the fiscal period ended March 31, 2004. The Fund's Board of Trustees recently approved a change in the Fund's fiscal year end from September 30 to March 31.

As you likely know, the Advantus Bond Fund merged into the Ivy Bond Fund on December 8, 2003. The performance shown for periods prior to this date is that of the Advantus Bond Fund Class A shares, restated to reflect current sales charges applicable to Ivy Bond Fund Class A shares. Performance has not been restated to reflect the fees and expenses applicable to the Ivy Bond Fund. If these expenses were reflected, performance shown would differ.

How did the Fund perform during the last 12 months?
The Fund's Class A shares increased 5.99 percent for the year before the impact of sales load and, after the impact of sales load, decreased 0.10 percent for the year. This compares with the Citigroup Broad Investment Grade Index (reflecting the performance of securities that generally represent the bond market), which increased 5.52 percent for the year, and the Lipper Corporate Debt Funds A-Rated Universe Average (reflecting the performance of the universe of funds with similar investment objectives), which increased 6.09 percent for the year. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark index and the Lipper category do not reflect a sales load. The Citigroup Broad Investment Grade Index replaces the Lehman Brothers Aggregate Bond Index in this year's report. We believe that the new index provides a more accurate basis for comparing the Fund's performance to the types of securities in which the Fund invests. Both indexes are presented in this year's report for comparison purposes.

What factors affected performance relative to the benchmark index during the last 12 months?
Primarily, in relation to its index, the Fund was adversely affected by the impact of the Fund's sales load. On the positive side, this was a strong year for corporate bonds, which improved dramatically from very wide spreads, and all other spread sectors of the fixed income market, except for the mortgage-backed securities (MBS) market, performed well versus Treasuries. The largest contributor to Fund performance was our allocation to corporate bonds, followed by investments in commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS).

What other market conditions or events influenced the Fund's performance during the last 12 months?
In our view, this was clearly one of the most volatile years for fixed income and all investing markets in many years. Several factors influenced performance, including interest rates, sector returns, credit spreads and individual security performance. Some of the significant events during the last 12 months included the war in Iraq, the scare of deflation, corporate governance scandals and generational lows in interest rates. Each of these events affected wide segments of the fixed income markets. However, we feel that our focus on fundamentals benefited the Fund as we continued to employ our relative-value, bottom-up approach in an effort to add excess returns in security selection, as well as strategic sector weightings.

What strategies and techniques did you employ that specifically affected the Fund's performance?
We were overweight in corporate bonds versus the index most of the year, but increased our allocation in the third quarter of 2003, as we expected the economy to improve and for corporate credit to benefit. In particular, we increased our holdings in those lower-rated corporate bonds that we felt would improve the most with an improving economy, and this benefited performance. We also did well with our overweight in CMBS and ABS holdings. These securities are generally of higher quality, and they continued to perform very well against the higher-quality sectors of the corporate bond market. Spreads in these sectors narrowed substantially versus Treasuries, along with corporate bonds, and our overweight positions provided attractive returns relative to the mediocre returns experienced in the generic MBS markets.

What is your outlook for the coming year, and what looks attractive to you going forward?
We continue to believe that the economy will do well over the next two quarters, producing adequate growth but not pressuring interest rates substantially. However, we expect slightly more volatility in credit markets. Recent negative performance in the equity markets appears to have pressured corporate spreads. We have begun to reduce our holdings in the corporate bond sector as valuations increased on tighter spreads. With expected higher interest rates, we think valuations should become more attractive in this sector. We expect the MBS sector to hold more relative-value opportunities and to be a greater potential source of outperformance in the coming year.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

Ivy Bond Fund, Class A Shares(1)	$18,611
Citigroup Broad Investment Grade Index	$20,790
Lehman Brothers Aggregate Bond Index	$20,775
Lipper Corporate Debt Funds A Rated Universe Average	$19,429

		Ivy Bond Fund, Class A Shares	Citigroup Broad Investment Grade Index	Lehman Brothers Aggregate Bond Index	Lipper Corporate Debt Funds A Rated Universe Average
SEPT 30	1994	9,425	10,000	10,000	10,000
SEPT 30	1995	10,844	11,406	11,407	11,452
SEPT 30	1996	11,280	11,969	11,963	11,899
SEPT 30	1997	12,473	13,131	13,129	13,072
SEPT 30	1998	13,602	14,636	14,639	14,464
SEPT 30	1999	13,243	14,597	14,584	14,141
SEPT 30	2000	13,911	15,608	15,603	14,913
SEPT 30	2001	15,813	17,646	17,624	16,635
SEPT 30	2002	17,063	19,124	19,141	17,727
SEPT 30	2003	18,063	20,173	20,173	18,852
MARCH 31	2004	18,611	20,790	20,775	19,429

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

	Class A	Class B	Class C	Class Y
1-year period ended 3-31-04	-0.10%	-	-	-
5-year period ended 3-31-04	5.62%	-	-	-
10-year period ended 3-31-04	6.30%	-	-	-
Cumulative return since inception of Class through 3-31-04(3)	-	-2.23%	1.77%	3.03%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively.

(3)12-8-03 for Class B, Class C and Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Advantus Bond Fund merged into the Ivy Bond Fund on December 8, 2003. The performance shown for periods prior to this date is that of the Advantus Bond Fund Class A shares, restated to reflect current sales charges applicable to Ivy Bond Fund Class A shares. Performance has not been restated to reflect the fees and expenses applicable to the Ivy Bond Fund. If these expenses were reflected, performance shown would differ.

SHAREHOLDER SUMMARY OF IVY BOND FUND

Portfolio Highlights

On March 31, 2004, the Fund had net assets totaling $23,517,049 invested in a diversified portfolio of:

97.99%	Bonds
1.06%	Preferred Stocks
0.95%	Cash and Cash Equivalents

As a shareholder of the Fund, for every $100 you had invested on March 31, 2004, your Fund owned:

Corporate Bonds	$57.76
United States Government Agencies Securities	$35.61
United States Government Securities	$3.83
Municipal Bonds	$0.79
Preferred Stocks	$1.06
Cash and Cash Equivalents	$0.95

The Investments of Ivy Bond Fund
March 31, 2004
PREFERRED STOCKS	Shares	Value

Real Estate Investment Trust
PS Business Parks, Inc., 7% Cumulative*	5,000	$125,000
Public Storage, Inc., 6.25% Cumulative*	5,000	124,650

TOTAL PREFERRED STOCKS - 1.06%		$249,650

(Cost: $250,000)

CORPORATE DEBT SECURITIES	Principal Amount in Thousands

Banks - 1.03%
Wells Fargo Bank, N.A.,
7.55%, 6-21-10	$200	242,031

Beverages - 3.52%
Anheuser-Busch Companies, Inc.,
7.10%, 6-15-07	500	505,620
Miller Brewing Company,
5.5%, 8-15-13 (A)	200	212,616
SABMiller plc,
6.625%, 8-15-33 (A)	100	110,349

		828,585

Broadcasting - 0.98%
Comcast Corporation,
5.3%, 1-15-14	125	127,969
Cox Communications, Inc.,
5.5%, 10-1-15	100	102,483

		230,452

Business Equipment and Services - 2.08%
International Lease Finance Corporation,
4.35%, 9-15-08	200	208,430
PHH Corporation,
7.125%, 3-1-13	200	229,938
R.R. Donnelley & Sons Company,
3.75%, 4-1-09 (A)	50	50,496

		488,864

Finance Companies - Asset Backed - 19.11%
Associates Manufactured Housing,
7.725%, 6-15-28	200	219,664
BlackRock Capital Finance,
7.75%, 9-25-26 (A)	221	237,716
Capital One Multi-asset Execution Trust,
6.0%, 8-15-13	200	217,604
First Union National Bank-Chase Manhattan Bank Commercial Mortgage Trust Commercial Mortgage Pass-through Certificates Series 1999-C2,
7.062%, 6-15-31	169	193,739
Fortress CBO Investments 1, Ltd.,
7.85%, 7-25-38 (A)	250	281,815
Fund American Companies, Inc.,
5.875%, 5-15-13	200	210,057
GS Mortgage Securities Corporation II,
6.98893%, 7-13-30	250	283,583
Glencore Funding LLC,
6.0%, 4-15-14	175	175,845
Goldman Sachs Capital I,
6.345%, 2-15-34	100	102,816
Green Tree Financial Corporation:
6.4%, 10-15-18	174	181,854
8.3%, 5-15-19	183	197,199
8.9%, 4-15-25	67	70,781
Greenwich Capital Commercial Funding Corp.,
4.915%, 11-5-13	300	311,590
Metropolitan Asset Funding, Inc.,
7.525%, 4-20-27 (A)	400	421,103
Mortgage Capital Funding, Inc.,
7.14054%, 6-18-30	160	182,189
National Collegiate Trust 1997-S2 (The),
7.24%, 9-20-14	336	346,794
Origen Manufactured Housing Contract Trust 2004-A,
5.7%, 1-15-35	100	100,506
Paine Webber Mortgage Acceptance Corporation,
7.655%, 1-2-12 (A)	250	278,897
Sequoia Mortgage Funding Company,
6.38%, 8-28-31 (A)	43	43,153
St. George Funding Company LLC,
8.485%, 6-30-17 (A)	200	241,410
Western & Southern Finance Group, Inc.,
5.75%, 7-15-33 (A)	200	197,193

		4,495,508

Finance Companies - Collateralized Mortgage Obligations - 7.92%
277 Park Avenue Finance Corporation:
7.58%, 5-12-12 (A)	186	209,838
7.68%, 5-12-12 (A)	300	342,672
Asset Securitization Corporation:
1.55729%, 10-13-26 (A)	2,339	132,230
0.88781%, 4-14-29	2,979	126,208
7.06875%, 11-13-29	200	230,169
Banco Hipotecario Nacional,
7.916%, 7-25-09 (A)	7	368
Credit Suisse First Boston Mortgage Securities Corp.:
6.0%, 11-25-18	142	148,518
4.9%, 12-15-36	250	259,709
4.75%, 1-15-37	200	205,432
Mellon Residential Funding,
6.75%, 6-26-28	207	206,628

		1,861,772

Health Care - General - 0.90%
Wyeth,
6.5%, 2-1-34	200	211,161

Insurance - Life - 1.19%
StanCorp Financial Group, Inc.,
6.875%, 10-1-12	250	280,259

Insurance - Property and Casualty - 2.74%
Assurant, Inc.:
5.625%, 2-15-14 (A)	50	52,082
6.75%, 2-15-34 (A)	150	157,271
New York Life Global Funding,
5.375%, 9-15-13 (A)	250	265,125
Principal Life Global,
6.25%, 2-15-12 (A)	150	170,157

		644,635

Multiple Industry - 5.30%
CRH America, Inc.:
5.3%, 10-15-13	100	104,486
6.4%, 10-15-33	100	107,243
Cargill, Inc.,
6.375%, 6-1-12 (A)	200	224,189
Ford Motor Credit Company,
7.375%, 10-28-09	150	164,647
General Motors Acceptance Corporation,
6.125%, 8-28-07	125	134,715
Household Finance Corporation,
2.66813%, 12-16-04	200	202,155
Pennsylvania Electric Company,
5.125%, 4-1-14	150	151,224
Tyco International Group S.A.,
6.0%, 11-15-13 (A)	150	158,164

		1,246,823

Petroleum - Domestic - 0.92%
Valero Logistics Operations, L.P.,
6.05%, 3-15-13	200	216,639

Petroleum - International - 0.70%
Husky Energy, Inc.,
6.25%, 6-15-12	150	165,338

Real Estate Investment Trust - 4.17%
Healthcare Realty Trust Incorporated,
5.125%, 4-1-14	150	148,094
Pan Pacific Retail Properties, Inc.,
4.7%, 6-1-13	100	97,262
ProLogis Trust,
6.7%, 4-15-04	200	200,317
Realty Income Corporation,
5.5%, 11-15-15	150	156,136
Vornado Realty L.P.,
5.625%, 6-15-07	200	217,990
Weingarten Realty Investors,
7.22%, 6-1-05	150	159,550

		979,349

Savings and Loans - 0.75%
Countrywide Home Loans, Inc.,
2.875%, 2-15-07	175	176,417

Security and Commodity Brokers - 1.40%
Goldman Sachs Group, Inc. (The),
6.125%, 2-15-33	150	154,664
Morgan Stanley Dean Witter & Co.,
6.75%, 4-15-11	150	173,267

		327,931

Textile - 0.94%
Mohawk Industries, Inc.,
6.5%, 4-15-07	200	221,053

Utilities - Electric - 2.45%
Oncor Electric Delivery Company,
7.25%, 1-15-33	200	235,369
Pacific Gas and Electric Company,
6.05%, 3-1-34	125	126,431
Public Service Electric and Gas Company,
5.375%, 9-1-13	200	213,940

		575,740

Utilities - Telephone - 1.66%
Sprint Capital Corporation and Sprint Corporation,
8.375%, 3-15-12	150	182,641
United States Cellular Corporation,
6.7%, 12-15-33	200	207,172

		389,813

TOTAL CORPORATE DEBT SECURITIES - 57.76%		$13,582,370

(Cost: $12,992,904)

MUNICIPAL OBLIGATION - 0.79%

Minnesota
City of Eden Prairie, Minnesota, Multifamily Housing Revenue Refunding Bonds (GNMA Collateralized Mortgage Loan - Parkway Apartments Project),
7.35%, 2-20-09	170	$185,780

(Cost: $170,000)

UNITED STATES GOVERNMENT SECURITIES

Agency Obligations - 10.25%
Federal Home Loan Mortgage Corporation:
5.5%, 7-15-06	425	458,813
2.5%, 12- 4-06	250	250,491
3.375%, 4-15-09	1,300	1,315,006
Federal National Mortgage Association:
3.5%, 1-28-08	150	151,444
5.125%, 1-2-14	225	234,608

		2,410,362

Mortgage-Backed Obligations - 25.36%
Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificate,
6.5%, 9-1-32	460	488,622
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
6.23%, 1-1-08	145	159,242
6.0%, 9-1-17	225	238,587
5.0%, 7-1-18	243	250,572
7.5%, 5-1-31	255	275,173
7.0%, 9-1-31	88	93,427
7.0%, 11-1-31	211	225,051
6.5%, 12-1-31	118	125,356
7.0%, 2-1-32	209	225,047
7.0%, 3-1-32	210	225,611
6.5%, 4-1-32	53	56,418
6.5%, 5-1-32	59	62,180
7.0%, 6-1-32	125	133,612
6.5%, 7-1-32	139	147,422
7.0%, 7-1-32	172	183,824
6.5%, 8-1-32	142	150,631
6.5%, 8-1-32	112	118,159
6.5%, 9-1-32	185	195,758
6.5%, 9-1-32	83	88,017
6.0%, 10-1-32	252	263,860
6.5%, 10-1-32	244	258,145
6.0%, 11-1-32	232	242,634
6.0%, 3-1-33	174	182,275
5.5%, 4-1-33	276	283,690
5.5%, 5-1-33	191	196,519
5.0%, 12-1-33	325	325,305
5.5%, 2-1-34	500	512,188
5.5%, 3-1-34	250	257,127

		5,964,452

Treasury Obligations - 3.38%
United States Treasury Bonds:
6.125%, 11-15-27	350	412,918
5.375%, 2-15-31	50	54,500
United States Treasury Notes:
1.875%, 1-31-06	50	50,332
2.25%, 2-15-07	200	201,703
3.0%, 2-15-09	25	25,271
4.0%, 2-15-14	50	50,656

		795,380

Treasury Inflation Protected Obligation - 0.45%
United States Treasury Note,
1.875%, 7-15-13 (B)	100	104,500

TOTAL UNITED STATES GOVERNMENT SECURITIES - 39.44%		$9,274,694

(Cost: $9,124,900)

TOTAL SHORT-TERM SECURITIES - 3.63%	$854,000

(Cost: $854,000)

TOTAL INVESTMENT SECURITIES - 102.68%	$24,146,494

(Cost: $23,391,804)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (2.68%)	(629,445)

NET ASSETS - 100.00%	$23,517,049

Notes to Schedule of Investments

*No dividends were paid during the preceding 12 months.
(A)
Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2004, the total value of these securities amounted to $3,786,844 or 16.10% of net assets.

(B)
The interest rate for this security is a stated rate, but the interest payments are determined by multiplying the inflation-adjusted principal by one half of the stated rate for each semiannual interest payment date.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities

IVY BOND FUND
March 31, 2004
(In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost-$23,392) (Notes 1 and 3)	$24,146
Cash	4
Receivables:
Investment securities sold	636
Dividends and interest	198
Fund shares sold	59
Prepaid and other assets	53

Total assets	25,096

LIABILITIES
Payable for investment securities purchased	1,445
Payable to Fund shareholders	112
Accrued management fee (Note 2)	10
Accrued shareholder servicing (Note 2)	6
Accrued service fee (Note 2)	5
Accrued accounting and administrative services fees (Note 2)	1
Accrued distribution fee (Note 2)	-	*

Total liabilities	1,579

Total net assets	$23,517

NET ASSETS
Capital paid in	$23,022
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(-	)*
Accumulated undistributed net realized loss on investment transactions	(260)
Net unrealized appreciation in value of investments	755

Net assets applicable to outstanding units of capital	$23,517

Net asset value per share (net assets divided by shares outstanding):
Class A	$10.83
Class B	$10.83
Class C	$10.83
Class Y	$10.83
Capital shares outstanding:
Class A	2,131
Class B	26
Class C	11
Class Y	2

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Operations

IVY BOND FUND
(In Thousands)

	For the fiscal period ended		For the fiscal year ended
	3-31-04		9-30-03

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$620		$1,340
Dividends (net of foreign withholding taxes of $13)	2		-

Total income	622		1,340

Expenses (Note 2):
Investment management fee	63		149
Service fee:
Class A	38		45
Class B	-	*	57
Class C	-	*	11
Shareholder servicing:
Class A	38		87
Class B	-	*	-	*
Class C	-	*	-	*
Class Y	-	*	N/A
Registration fees	34		44
Distribution fee:
Class A	19		-
Class B	-	*	-
Class C	-	*	-
Class Y	-	*	N/A
Audit fees	15		54
Legal fees	14		11
Accounting and administrative services fees	12		54
Custodian fees	8		11
Other	4		27

Total	245		550
Less expenses:
waived by predecessor manager	(59)		(213)
in excess of contractual limit (Note 2)	(34)		-

Total expenses	152		337

Net investment income	470		1,003

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	249		602
Unrealized depreciation in value of investments during the period	(25)		(268)

Net gain on investments	224		334

Net increase in net assets resulting from operations	$694		$1,337

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Changes in Net Assets

IVY BOND FUND
(In Thousands)

	For the fiscal period ended 3-31-04		For the fiscal year ended 9-30-03	For the fiscal year ended 9-30-02

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income		$470	$1,003	$1,130
Realized net gain on investments		249	602	294
Unrealized appreciation (depreciation)		(25)	(268)	317

Net increase in net assets resulting from operations		694	1,337	1,741

Distributions to shareholders from (Note 1F):(1)
Net investment income:
Class A		(457)	(754)	(808)
Class B		(1)	(198)	(272)
Class C		- *	(39)	(44)
Class Y		- *	N/A	N/A
Realized gains on investment transactions:
Class A		-	-	-
Class B		-	-	-
Class C		-	-	-
Class Y		-	N/A	N/A

		(458)	(991)	(1,124)

Capital share transactions (Note 5)		(420)	(1,372)	760

Total increase (decrease)		(184)	(1,026)	1,377
NET ASSETS
Beginning of period		23,701	24,727	23,350

End of period		$23,517	$23,701	$24,727

Undistributed net investment loss	$	(- )*	$(12)	$(24)

*Not shown due to rounding.
(1)See "Financial Highlights" on pages 37 - 40.

See Notes to Financial Statements.

Financial Highlights

IVY BOND FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal period ended		For the fiscal year ended September 30,
	3-31-04		2003	2002	2001	2000	1999

Net asset value, beginning of period	$10.73		$10.57	$10.30	$9.60	$9.71	$10.69

Income (loss) from investment operations:
Net investment income	0.23		0.45	0.52	0.58	0.58	0.54
Net realized and unrealized gain (loss) on investments	0.09		0.15	0.27	0.70	(0.11)	(0.79)

Total from investment operations	0.32		0.60	0.79	1.28	0.47	(0.25)

Less distributions from:
Net investment income	(0.22)		(0.44)	(0.52)	(0.58)	(0.58)	(0.54)
Capital gains	(0.00)		(0.00)	(0.00)	(0.00)	(0.00)	(0.19)

Total distributions	(0.22)		(0.44)	(0.52)	(0.58)	(0.58)	(0.73)

Net asset value, end of period	$10.83		$10.73	$10.57	$10.30	$9.60	$9.71

Total return(1)	3.03%		5.84%	7.90%	13.68%	5.04%	-2.36%
Net assets, end of period (in millions)	$23	$18		$17	$16	$15	$18
Ratio of expenses to average net assets including reimbursement	1.46	%(2)(3)	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of net investment income to average net assets including reimbursement	4.53	%(2)(3)	4.25%	5.07%	5.77%	6.08%	5.41%
Ratio of expenses to average net assets excluding reimbursement	2.36	%(2)(3)	2.01%	1.92%	1.99%	1.84%	1.55%
Ratio of net investment income to average net assets excluding reimbursement	3.64	%(2)(3)	3.39%	4.30%	4.93%	5.39%	5.01%
Portfolio turnover rate	78%		119%	148%	252%	191%	212%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)Annualized.

(3)In connection with the reorganization plan described in Note 8, Class B and Class C shares of the predecessor Advantus Fund were exchanged into Class A shares at the time of the merger. The ratios shown above reflect a blended rate that includes the effect of income and expenses for those Class B and Class C shares from October 1, 2003 up to the time of merger. Expenses for Class A shares before and after the merger were limited to 1.15% of average net assets.

See Notes to Financial Statements.

Financial Highlights

IVY BOND FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout the Period:

	For the period from 12-8-03(1) to 3-31-04

Net asset value, beginning of period	$10.64

Income from investment operations:
Net investment income	0.11
Net realized and unrealized gain on investments	0.19

Total from investment operations	0.30

Less distributions from:
Net investment income	(0.11)
Capital gains	(0.00)

Total distributions	(0.11)

Net asset value, end of period	$10.83

Total return	2.77%
Net assets, end of period (in thousands)	$287
Ratio of expenses to average net assets	2.76	%(2)
Ratio of net investment income to average net assets	3.04	%(2)
Portfolio turnover rate	78	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the six months ended March 31, 2004.

See Notes to Financial Statements.

Financial Highlights

IVY BOND FUND
Class C Shares
For a Share of Capital Stock Outstanding Throughout the Period:

	For the period from 12-8-03(1) to 3-31-04

Net asset value, beginning of period	$10.64

Income from investment operations:
Net investment income	0.11
Net realized and unrealized gain on investments	0.19

Total from investment operations	0.30

Less distributions from:
Net investment income	(0.11)
Capital gains	(0.00)

Total distributions	(0.11)

Net asset value, end of period	$10.83

Total return	2.77%
Net assets, end of period (in thousands)	$115
Ratio of expenses to average net assets	2.61	%(2)
Ratio of net investment income to average net assets	3.09	%(2)
Portfolio turnover rate	78	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the six months ended March 31, 2004.

See Notes to Financial Statements.

Financial Highlights

IVY BOND FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout the Period:

	For the period from 12-8-03(1) to 3-31-04

Net asset value, beginning of period	$10.64

Income from investment operations:
Net investment income	0.13
Net realized and unrealized gain on investments	0.19

Total from investment operations	0.32

Less distributions from:
Net investment income	(0.13)
Capital gains	(0.00)

Total distributions	(0.13)

Net asset value, end of period	$10.83

Total return	3.03%
Net assets, end of period (in thousands)	$25
Ratio of expenses to average net assets	1.54	%(2)
Ratio of net investment income to average net assets	3.99	%(2)
Portfolio turnover rate	78	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the six months ended March 31, 2004.

See Notes to Financial Statements.

The Investments of Ivy Cash Reserves Fund
March 31, 2004
CORPORATE OBLIGATIONS	Principal Amount in Thousands	Value

Commercial Paper
Banks - 2.80%
Citicorp,
1.03%, 4-6-04	$250	$249,964

Beverages - 2.80%
Diageo Capital plc,
1.03%, 4-28-04	250	249,807

Containers - 4.20%
Bemis Company, Inc.,
1.01%, 4-6-04	375	374,947

Finance Companies - 3.63%
Ciesco, LLC,
1.02%, 5-10-04	125	124,862
PACCAR Financial Corp.,
1.0%, 4-1-04	199	199,000

		323,862

Food and Related - 4.77%
Archer Daniels Midland Company,
1.07%, 4-1-04	425	425,000

Health Care - Drugs - 7.09%
GlaxoSmithKline Finance plc,
1.02%, 4-7-04	383	382,935
Pfizer Inc.,
1.0%, 4-8-04	250	249,951

		632,886

Household - General Products - 6.72%
Fortune Brands Inc.,
1.03%, 4-19-04	350	349,820
Procter & Gamble Company (The),
1.01%, 4-1-04	250	250,000

		599,820

Motor Vehicles - 4.48%
Harley-Davidson Funding Corp.,
1.05%, 4-6-04	400	399,942

Multiple Industry - 4.71%
General Electric Capital Corporation:
1.02%, 4-8-04	270	269,946
1.02%, 4-27-04	150	149,890

		419,836

Security and Commodity Brokers - 1.75%
UBS Finance Delaware LLC,
1.06%, 4-1-04	156	156,000

Total Commercial Paper - 42.95%		3,832,064

Notes
Beverages - 1.13%
Diageo Capital plc,
6.625%, 6-24-04	100	101,229

Business Equipment and Services - 1.85%
Berkeley Hills Country Club, Inc. (Wachovia Bank),
1.16%, 4-8-04	165	165,000

Health Care - Drugs - 4.61%
Merck & Co., Inc.,
4.484%, 2-22-05 (A)	400	411,393

Health Care - General - 2.24%
ACTS Retirement - Life Communities, Inc., Variable Rate Demand Bonds, Series 2003A,
1.09%, 4-8-04	200	200,000

Retail - General Merchandise - 6.17%
Target Corporation,
7.5%, 2-15-05	140	147,395
Wal-Mart Stores, Inc.,
5.199%, 6-1-04	400	402,718

		550,113

Utilities - Telephone - 9.28%
BellSouth Corporation,
4.16%, 4-26-04 (A)	500	500,918
SBC Communications Inc.,
4.18%, 6-5-04 (A)	325	326,690

		827,608

Total Notes - 25.28%		2,255,343

TOTAL CORPORATE OBLIGATIONS - 68.23%		$6,087,407

(Cost: $6,087,407)
MUNICIPAL OBLIGATIONS

California - 7.85%
California Pollution Control Financing Authority, Environmental Improvement Revenue Bonds, Air Products Manufacturing Corporation, Taxable Series 1997A,
1.07%, 6-2-04	400	400,000
County of Sacramento, Taxable Pension Funding Bonds, Series 1995B (Bayerische Landesbank Girozentrale, New York Branch),
1.08%, 4-7-04	300	300,000

		700,000

Maryland - 2.24%
Mayor and City Council of Baltimore (City of Baltimore, Maryland), General Obligation Bonds, Consolidated Public Improvement Bonds, Series 2003C (Variable Rate Demand/Taxable),
1.09%, 4-8-04	200	200,000

New York - 1.12%
The City of New York, General Obligation Bonds, Fiscal 1995 Series B, Taxable Adjustable Rate Bonds (Bayerische Landesbank Girozentrale, New York Branch),
1.03%, 4-6-04	100	100,000

Texas - 2.80%
Gulf Coast Waste Disposal Authority, Pollution Control Revenue Bonds (Amoco Oil Company Project), Taxable Series 1995,
1.05%, 5-11-04	250	250,000

TOTAL MUNICIPAL OBLIGATIONS - 14.01%		$1,250,000

(Cost: $1,250,000)

UNITED STATES GOVERNMENT SECURITIES

Federal Farm Credit Banks,
1.1%, 5-14-04	500	499,956
Federal Home Loan Bank,
1.47%, 3-1-05	200	200,000
Overseas Private Investment Corporation:
1.08%, 4-7-04	300	300,000
1.09%, 4-7-04	453	453,488

TOTAL UNITED STATES GOVERNMENT SECURITIES - 16.29%		$1,453,444

(Cost: $1,453,444)

TOTAL INVESTMENT SECURITIES - 98.53%		$8,790,851

(Cost: $8,790,851)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.47%		131,396

NET ASSETS - 100.00%		$8,922,247

Notes to Schedule of Investments

(A)
Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2004, the total value of these securities amounted to $1,239,001 or 13.89% of net assets.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

Statement of Assets and Liabilities

IVY CASH RESERVES FUND
March 31, 2004
(In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost-$8,791) (Note 1)	$8,791
Cash	1
Receivables:
Fund shares sold	82
Interest	59
Prepaid and other assets	55

Total assets	8,988

LIABILITIES
Payable to Fund shareholders	43
Accrued shareholder servicing (Note 2)	4
Accrued management fee (Note 2)	3
Dividends payable	1
Other	15

Total liabilities	66

Total net assets	$8,922

NET ASSETS
Capital paid in	$8,922

Net assets applicable to outstanding units of capital	$8,922

Net asset value per share (net assets divided by shares outstanding):
Class A	$1.00
Class B	$1.00
Class C	$1.00
Capital shares outstanding:
Class A	5,735
Class B	3,020
Class C	167

See Notes to Financial Statements.

Statement of Operations

IVY CASH RESERVES FUND
(In Thousands)

	For the fiscal period ended 3-31-04		For the fiscal year ended 12-31-03

INVESTMENT INCOME
Interest and amortization (Note 1B)	$26		$184

Expenses (Note 2):
Shareholder servicing:
Class A	8		36
Class B	2		13
Class C	-	*	2
Audit fees	10		11

Investment management fee	9		61
Legal fees	7		8
Registration fees	7		7
Custodian fees	1		20
Accounting and administrative services fees	-		25
Other	10		88

Total	54		271
Less expenses in excess of contractual limit (Note 2)	(34)		(143)

Total expenses	20		128

Net investment income	6		56

Net increase in net assets resulting from operations	$6		$56

* Not shown due to rounding.

See Notes to Financial Statements.

Statement of Changes in Net Assets

IVY CASH RESERVES FUND
(In Thousands)

	For the fiscal period ended 3-31-04	For the fiscal year ended 12-31-03	For the fiscal year ended 12-31-02

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$6	$56	$163

Net increase in net assets resulting from operations	6	56	163

Distributions to shareholders from net investment income (Note 1F):(1)
Class A	(4)	(33)	(105)
Class B	(2)	(18)	(53)
Class C	- *	(5)	(5)

	(6)	(56)	(163)

Capital share transactions (Note 5)	(478)	(12,202)	1,499

Total increase (decrease)	(478)	(12,202)	1,499
NET ASSETS
Beginning of period	9,400	21,602	20,103

End of period	$8,922	$9,400	$21,602

Undistributed net investment income	$-	$-	$-

*Not shown due to rounding.
(1)See "Financial Highlights" on pages 48 - 50.

See Notes to Financial Statements.

Financial Highlights

IVY CASH RESERVES FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal period ended		For the fiscal year ended December 31,
	3-31-04		2003	2002	2001	2000	1999

Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.00	*	0.00 *	0.01 (1)	0.03	0.05	0.04
Less dividends declared	(0.00	)*	(0.00)*	(0.01)	(0.03)	(0.05)	(0.04)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total return	0.07%		0.33%	0.78%	3.12%	5.37%	4.16%
Net assets, end of period (in millions)	$6		$6	$15	$13	$20	$19
Ratio of expenses to average net assets including reimbursement	0.85	%(2)	0.85%	0.88%	0.87%	0.85%	0.88%
Ratio of net investment income to average net assets including reimbursement	0.29	%(2)	0.35%	0.78%	3.12%	5.38%	4.17%
Ratio of expenses to average net assets excluding reimbursement	2.36	%(2)	1.80%	1.73%	1.59%	1.52%	1.40%
Ratio of net investment income (loss) to average net assets excluding reimbursement	-1.22	%(2)	-0.60%	-0.07%	2.40%	4.71%	3.65%

*Not shown due to rounding.
(1)Based on average shares outstanding.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights

IVY CASH RESERVES FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal period ended		For the fiscal year ended December 31,
	3-31-04		2003	2002	2001	2000	1999

Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.00	*	0.00 *	0.01 (1)	0.03	0.05	0.04
Less dividends declared	(0.00	)*	(0.00)*	(0.01)	(0.03)	(0.05)	(0.04)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total return	0.07%		0.36%	0.85%	3.19%	5.35%	4.30%
Net assets, end of period (in millions)	$3		$3	$6	$7	$6	$7
Ratio of expenses to average net assets including reimbursement	0.85	%(2)	0.83%	0.80%	0.80%	0.87%	0.77%
Ratio of net investment income to average net assets including reimbursement	0.29	%(2)	0.38%	0.85%	3.19%	5.36%	4.28%
Ratio of expenses to average net assets excluding reimbursement	2.32	%(2)	1.77%	1.65%	1.52%	1.54%	1.29%
Ratio of net investment income (loss) to average net assets excluding reimbursement	-1.18	%(2)	-0.56%	0.00%	2.47%	4.69%	3.76%

*Not shown due to rounding.
(1)Based on average shares outstanding.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights

IVY CASH RESERVES FUND
Class C Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal period ended		For the fiscal year ended December 31,
	3-31-04		2003	2002	2001	2000	1999

Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.00	*	0.00 *	0.01 (1)	0.03	0.05	0.04
Less dividends declared	(0.00	)*	(0.00)*	(0.01)	(0.03)	(0.05)	(0.04)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total return	0.07%		0.40%	0.74%	3.10%	5.65%	4.14%
Net assets, end of period (in thousands)	$167		$184	$813	$519	$1,975	$372
Ratio of expenses to average net assets including reimbursement	0.85	%(2)	0.72%	0.84%	0.88%	0.72%	0.87%
Ratio of net investment income to average net assets including reimbursement	0.29	%(2)	0.52%	0.82%	3.10%	5.51%	4.18%
Ratio of expenses to average net assets excluding reimbursement	3.91	%(2)	1.66%	1.69%	1.60%	1.39%	1.39%
Ratio of net investment income (loss) to average net assets excluding reimbursement	-2.77	%(2)	-0.42%	-0.03%	2.38%	4.84%	3.66%

*Not shown due to rounding.
(1)Based on average shares outstanding.
(2)Annualized.

See Notes to Financial Statements.

Managers' Discussion of Ivy Cundill Global Value Fund

      March 31, 2004

The Ivy Cundill Global Value Fund is subadvised by Peter Cundill & Associates, Inc. The following is an interview with Peter Cundill, CFA, and Hiok Hhu Ng, portfolio managers of the Fund

The following discussion provides you with information regarding the Fund's performance during the 12 months ended March 31, 2004, while the following graphs and tables provide you with information regarding the Fund's performance for the fiscal period ended March 31, 2004. The Fund's Board of Trustees recently approved a change in the Fund's fiscal year end from December 31 to March 31.

How did the Fund perform during the last 12 months?
 The Fund did well during the last 12 months, with Advisor Class* shares of the Fund increasing 57.06 percent. This compared with the Morgan Stanley Capital International World Index (reflecting the performance of securities that generally represent the global stock market), which increased 43.87 percent during the period, and the Lipper Global Funds Universe Average (generally representing the performance of the universe of funds with similar investment objectives), which increased 45.40 percent during the period.

Why did the Fund outperform its benchmark index during the last 12 months?
The decline in the global equity markets early in the year - due to war in Iraq, SARS and weak confidence in general - led to a greater "margin of safety" (the difference between the underlying value of a company and the price we are paying) in our investments and gave us the opportunity to buy more. As a result, most investments in the Fund contributed positively to performance during the fiscal year. Due to our exposure in North American and Asian equities at the beginning of the period, the performance predominantly came from these respective regions.

What other market conditions or events influenced the Fund's performance during the last 12 months?
Fiscal and monetary stimulus in the U.S. boosted GDP significantly, and the economic improvement was reflected in higher equity valuations. In Japan, we believe the economy continues to see signs of a recovery such as lower unemployment, a recovery in the manufacturing sector, a boost in capital spending and an increase in corporate earnings. In addition, recent economic data suggests that Japanese consumers are starting to increase spending. Furthermore, hostile takeovers are emerging, buyout funds are being formed and corporate activism is increasing. In our view, it is imperative for corporate activism to occur for our holdings to realize and unlock what we feel is their respective hidden value.

What strategies and techniques did you employ that specifically affected the Fund's performance?
During the year, we continued to predominantly hedge our international currency exposure. The hedges had an overall negative impact on the Fund's return, as the U.S. dollar weakened against major international currencies. However, we believe it has been a meaningful opportunity cost, for hedging allowed us to focus our attention solely on picking stocks. Throughout the period we continued to employ our value-investment discipline regardless of market conditions.

The Fund was predominantly invested in Asia, especially in Japan, due to the value opportunities that we felt it presented. There was, in our view, an insatiable appetite for foreign investments in Asia, particularly in China and Japan. However, we believe it has become more important to understand the strengthening economic relationship between the two countries and how it benefits them since China entered the World Trade Organization (WTO). Despite their history, we feel there is an ongoing "unconscious partnership" between the Chinese and Japanese, since this partnership is mutually beneficial economically. As a result, we continue to be pleased with the positioning of the Fund, as we think several of our Japanese investments should benefit from expansion and growth in China over the long term.

Our diligent search for ideas in North America was recently successful as we added another North American position in the Fund, marginally increasing our weighting in this region. Regardless, we believe Japan and Asia ex-Japan continues to offer more compelling valuations despite the continued appreciation in the equity markets. We continued to be very pleased with the Fund's existing investment in Germany. However, the European equity market continues to offer limited ideas and so we remain cautious.

What industries or regions did you emphasize during the last 12 months, and what looks attractive to you going forward?
We continue to invest primarily in Asia, especially in Japan, due to our ability to find what we feel are value investments with an emphasis on consumer brand, media and financial industries. We believe that Japan and Asia ex-Japan have been offering more compelling valuations until recently due to the continued appreciation in the equity markets. In our view, there is less margin of safety in our holdings. However, we believe that balance sheets in Asia continue to be stronger and, as a result, more flexible, relative to North American and European balance sheets. The decline in margin of safety has tempered our optimism globally but has not dimmed our resolve to find new and better ideas. In the year ahead, we will continue to diligently search for value opportunities around the world.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

*Please note that the Ivy Cundill Global Value Fund Advisor Class shares are no longer available for investment.

Comparison of Change in Value of
$10,000 Investment

Ivy Cundill Global Value Fund, Advisor Class Shares(1)(2)	$13,651
Morgan Stanley Capital International World Index(2)	$8,168
Lipper Global Funds Universe Average(2)	$8,666

		Ivy Cundill Global Value Fund, Advisor Class Shares	Morgan Stanley Capital International World Index	Lipper Global Funds Universe Average
Inception 4/19/00		10,000	10,000	10,000
DEC 31	2000	10,466	8,974	9,262
DEC 31	2001	10,243	7,464	7,792
DEC 31	2002	9,028	5,980	6,346
DEC 31	2003	12,378	7,960	8,380
MAR 31	2004	13,651	8,168	8,666

(1)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

(2)Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the indexes (including income) are not available, investment in the indexes was effected as of April 30, 2000.

Average Annual Total Return(3)

	Class A	Class B	Class C	Class Y	Advisor Class(4)	Class I(4)
1-year period ended 3-31-04	47.45%	51.14%	55.11%	-	57.06%	57.21%
Since inception of Class through 3-31-04(5)	7.98%	13.02%	13.20%	-	8.20%	29.87%
Cumulative return since inception of Class through 3-31-04(5)	-	-	-	28.32%	-	-

(3)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.)

(4)Advisor Class shares and Class I shares are no longer available for investment.

(5)9-4-01 for Class A shares, 9-26-01 for Class B shares, 10-19-01 for Class C shares, 7-24-03 for Class Y shares, 4-19-00 for Advisor Class shares and 11-5-02 for Class I shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

SHAREHOLDER SUMMARY OF IVY CUNDILL GLOBAL VALUE FUND

Portfolio Highlights

On March 31, 2004, the Fund had net assets totaling $99,563,839 invested in a diversified portfolio of:

67.74%	Common Stocks
32.26%	Cash and Cash Equivalents and Unrealized Loss on Open Forward Currency Contracts

As a shareholder of the Fund, for every $100 you had invested on March 31, 2004, your Fund was invested by geographic region and by industry, respectively, as follows:

Pacific Basin	$51.49
Cash and Cash Equivalents and Unrealized Loss on Open Forward Currency Contracts	$32.26
United States	$4.85
Other	$4.50
Europe	$4.16
Canada	$2.74

Cash and Cash Equivalents and Unrealized Loss on Open Forward Currency Contracts	$32.26
Consumer Nondurables Stocks	$22.43
Financial Services Stocks	$14.90
Consumer Services Stocks	$9.71
Multi-Industry Stocks	$6.26
Consumer Durables Stocks	$3.55
Capital Goods Stocks	$3.47
Business Equipment and Services Stocks	$2.77
Shelter Stocks	$2.74
Health Care Stocks	$1.22
Raw Materials Stocks	$0.69

The Investments of Ivy Cundill Global Value Fund
March 31, 2004
COMMON STOCKS	Shares	Value

Bermuda - 4.50%
Guoco Group Limited (A)	490,000	$3,882,751
Jardine Strategic Holdings Limited	120,000	592,800

		4,475,551

Canada - 2.74%
Legacy Hotels Real Estate Investment Trust (A)	500,000	2,729,008

Germany - 0.69%
Henkel Kommanditgesellschaft auf Aktien (A)	9,000	690,431

Hong Kong - 5.66%
CITIC Pacific Limited (A)	550,000	1,552,715
First Pacific Company Limited (A)*	16,404,000	4,083,739

		5,636,454

Italy - 3.47%
Italmobiliare S.p.A., Non-Convertible Savings Shares (A)	110,000	3,453,876

Japan - 43.78%
AIFUL Corporation (A)	31,700	3,246,679
Asatsu-DK Inc. (A)	88,300	2,754,608
Coca-Cola West Japan Company Limited (A)	185,000	4,723,555
Kikkoman Corporation (A)	400,000	3,325,015
Kirin Brewery Company, Limited (A)	403,000	4,344,106
Lion Corporation (A)	660,000	3,921,482
Nikko Cordial Corporation (A)	420,000	2,781,724
Nintendo Co., Ltd. (A)	35,000	3,530,908
Nippon Television Network Corporation (A)	14,650	2,614,163
NIPPONKOA Insurance Company, Limited (A)	410,000	2,746,976
Sankyo Co., Ltd. (A)	56,000	1,217,508
Shiseido Company, Limited (A)	305,000	3,969,860
Tokyo Broadcasting System, Inc. (A)	220,000	4,413,515

		43,590,099

Korea - 2.05%
Korea Tobacco & Ginseng Corporation (A)	85,340	1,961,454
Korea Tobacco & Ginseng Corporation, GDR (B)	7,000	79,520

		2,040,974

United States - 4.85%
Liberty Media Corporation, Class A*	73,000	799,350
Loews Corporation	37,000	2,185,220
Mattel, Inc.	100,000	1,844,000

		4,828,570

TOTAL COMMON STOCKS - 67.74%		$67,444,963

(Cost: $53,349,520)

UNREALIZED LOSS ON OPEN FORWARD CURRENCY CONTRACTS - (1.55%)	Face Amount in Thousands

Eurodollar, 6-17-04 (C)	EUR 2,023	67,639
Eurodollar, 9-17-04 (C)	EUR 951	(8,775)
Hong Kong Dollar, 6-17-04 (C)	HKD 30,680	17,957
Hong Kong Dollar, 9-17-04 (C)	HKD 32,493	(2,650)
Japanese Yen, 6-17-04 (C)	JPY 1,906,040	(422,149)
Japanese Yen, 9-17-04 (C)	JPY 1,975,707	(1,148,047)
Korean Won, 6-17-04 (C)	KRW 1,188,696	(27,999)
Korean Won, 9-17-04 (C)	KRW 850,362	(15,157)

		$(1,539,181)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Banks - 2.01%
Bank of America Corporation,
1.02%, 4-5-04	$2,000	1,999,773

Capital Equipment - 5.57%
Caterpillar Financial Services Corp.,
1.0%, 4-19-04	3,548	3,546,226
Deere (John) Capital Corporation,
1.06%, 4-8-04	2,000	1,999,588

		5,545,814

Electrical Equipment - 3.01%
W.W. Grainger, Inc.,
1.0%, 4-26-04	3,000	2,997,916

Finance Companies - 1.59%
PACCAR Financial Corp.:
1.0%, 4-1-04	1,214	1,214,000
1.05%, 4-1-04	366	366,000

		1,580,000

Health Care - Drugs - 3.01%
GlaxoSmithKline Finance plc,
1.01%, 4-7-04	3,000	2,999,495

Household - General Products - 3.98%
Procter & Gamble Company (The):
1.02%, 4-1-04	3,000	3,000,000
0.98%, 4-12-04	962	961,712

		3,961,712

Publishing - 3.01%
Gannett Co., Inc.,
1.03%, 4-5-04	3,000	2,999,657

Security and Commodity Brokers - 4.82%
UBS Finance Delaware LLC,
1.06%, 4-1-04	4,800	4,800,000

Utilities - Telephone - 4.02%
SBC International Inc.,
1.02%, 4-20-04	4,000	3,997,847

TOTAL SHORT-TERM SECURITIES - 31.02%		$30,882,214

(Cost: $30,882,214)

TOTAL INVESTMENT SECURITIES - 97.21%		$96,787,996

(Cost: $84,231,734)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 2.79%		2,775,843

NET ASSETS - 100.00%		$99,563,839

Notes to Schedule of Investments

*No dividends were paid during the preceding 12 months.
(A)	Listed on an exchange outside the United States.
(B)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2004, the total value of this security amounted to 0.08% of net assets.

(C)	Principal amounts are denominated in the indicated foreign currency, where applicable (EUR - Euro; HKD - Hong Kong Dollar; JPY - Japanese Yen; KRW - Korean Won).
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities

IVY CUNDILL GLOBAL VALUE FUND
March 31, 2004
(In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost-$84,232) (Notes 1 and 3)	$96,788
Receivables:
Fund shares sold	2,782
Dividends and interest	306
Prepaid and other assets	41

Total assets	99,917

LIABILITIES
Payable to Fund shareholders	198
Accrued management fee (Note 2)	75
Accrued distribution fee (Note 2)	20
Accrued shareholder servicing (Note 2)	19
Due to custodian	19
Accrued service fee (Note 2)	18
Accrued accounting and administrative services fees (Note 2)	4

Total liabilities	353

Total net assets	$99,564

NET ASSETS
Capital paid in	$87,471
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(266)
Accumulated undistributed net realized loss on investment transactions	(204)
Net unrealized appreciation in value of investments	12,563

Net assets applicable to outstanding units of capital	$99,564

Net asset value per share (net assets divided by shares outstanding):
Class A	$12.57
Class B	$12.38
Class C	$12.30
Class Y	$12.58
Advisor Class	$12.54
Class I	$12.49
Capital shares outstanding:
Class A	4,668
Class B	950
Class C	1,937
Class Y	171
Advisor Class	242
Class I	5

See Notes to Financial Statements.

Statement of Operations

IVY CUNDILL GLOBAL VALUE FUND
(In Thousands)

	For the fiscal period ended 3-31-04		For the fiscal year ended 12-31-03

INVESTMENT LOSS
Income (Note 1B):
Dividends (net of foreign withholding taxes of $13 and $35)	$174		$312
Interest and amortization	56		43

Total income	230		355

Expenses (Note 2):
Investment management fee	183		166
Shareholder servicing:
Class A	35		22
Class B	9		14
Class C	11		10
Class Y	1		-	*
Advisor Class	1		4
Class I	-	*	-	*
Distribution fee:
Class B	17		27
Class C	32		25
Service fee:
Class A	26		17
Class B	6		9
Class C	11		8
Class Y	1		1
Administrative fee:
Class A	-		1
Class B	-		1
Class C	-		-	*
Class Y	-		-	*
Advisor Class	-		1
Class I	-		-	*
Accounting and administrative services fees	12		19
Custodian fees	12		20
Audit fees	11		12
Legal fees	4		-
Registration fees	1		53
Other	8		28

Total	381		438
Less expenses in excess of contractual limit (Note 2)	(28)		(27)

Total expenses	353		411

Net investment loss	(123)		(56)

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	287	777
Realized net loss on forward currency contracts	(602)	(71)
Realized net gain (loss) on foreign currency transactions	15	(2)

Realized net gain (loss) on investments	(300)	704

Unrealized appreciation in value of securities during the period	8,594	5,688
Unrealized depreciation in value of forward currency contracts during the period	(635)	(849)

Unrealized appreciation in value of investments during the period	7,959	4,839

Net gain on investments	7,659	5,543

Net increase in net assets resulting from operations	$7,536	$5,487

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Changes in Net Assets

IVY CUNDILL GLOBAL VALUE FUND
(In Thousands)

	For the fiscal period ended 3-31-04	For the fiscal year ended 12-31-03	For the fiscal year ended 12-31-02

INCREASE IN NET ASSETS
Operations:
Net investment income (loss)	$(123)	$(56)	$- *
Realized net gain (loss) on investments	(300)	704	(502)
Unrealized appreciation (depreciation)	7,959	4,839	(297)

Net increase (decrease) in net assets resulting from operations
	7,536	5,487	(799)

Distributions to shareholders from (Note 1F):(1)
Net investment income:
Class A	-	(81)	-
Class B	-	-	-
Class C	-	-	-
Class Y	-	(3)	N/A
Advisor Class	-	(16)	-
Class I	-	- *	- *
Realized gains on investment transactions:
Class A	-	-	(13)
Class B	-	-	(18)
Class C	-	-	(5)
Class Y	-	-	N/A
Advisor Class	-	-	(13)
Class I	-	-	-

	-	(100)	(49)

Capital share transactions (Note 5)	39,733	41,413	4,268

Total increase	47,269	46,800	3,420
NET ASSETS
Beginning of period	52,295	5,495	2,075

End of period	$99,564	$52,295	$5,495

Undistributed net investment income (loss)	$(266)	$(158)	$-

*Not shown due to rounding.
(1)See "Financial Highlights" on page 62 - 67.

See Notes to Financial Statements.

Financial Highlights

IVY CUNDILL GLOBAL VALUE FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal period ended 3-31-04		For the fiscal year ended 12-31-03	For the fiscal year ended 12-31-02		For the period from 9-4-01(1) to 12-31-01

Net asset value, beginning of period	$11.41		$8.39		$9.64	$10.15

Income (loss) from investment operations:
Net investment income (loss)	0.01		0.01	(0.00	)(2)	0.01
Net realized and unrealized gain (loss) on investments	1.15		3.05		(1.17)	(0.23)

Total from investment operations	1.16		3.06		(1.17)	(0.22)

Less distributions from:
Net investment income	(0.00)		(0.04)		(0.00)	(0.02)
Capital gains	(0.00)		(0.00)		(0.08)	(0.27)

Total distributions	(0.00)		(0.04)		(0.08)	(0.29)

Net asset value, end of period	$12.57		$11.41		$8.39	$9.64

Total return(3)	10.17%		36.43%	-12.17%		-2.07%
Net assets, end of period (in thousands)	$58,678		$29,530	$1,403		$213
Ratio of expenses to average net assets including reimbursement	1.70	%(4)	2.05%		2.28%	4.47	%(4)
Ratio of net investment income (loss) to average net assets including reimbursement	-0.09	%(4)	0.18%		0.02%	0.94	%(4)
Ratio of expenses to average net assets excluding reimbursement	1.84	%(4)	2.21%		4.97%	31.77	%(4)
Ratio of net investment income (loss) to average net assets excluding reimbursement	-0.23	%(4)	0.02%		-2.67%	-26.36	%(4)
Portfolio turnover rate	1%		24%		122%	57	%(5)

(1)Commencement of operations of the class.
(2)Based on average shares outstanding.
(3)Total return calculated without taking into account the sales load deducted on an initial purchase.
(4)Annualized.
(5)For the 12 months ended December 31, 2001.

See Notes to Financial Statements.

Financial Highlights

IVY CUNDILL GLOBAL VALUE FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

For the fiscal period ended 3-31-04	For the fiscal year ended 12-31-03	For the fiscal year ended 12-31-02	For the period from 9-26-01(1) to 12-31-01

Net asset value, beginning of period	$11.26	$8.32	$9.61	$9.26

Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.06)	(0.05	)(2)	0.01
Net realized and unrealized gain (loss) on investments	1.14	3.00	(1.16)	0.62

Total from investment operations	1.12	2.94	(1.21)	0.63

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.02)
Capital gains	(0.00)	(0.00)	(0.08)	(0.26)

Total distributions	(0.00)	(0.00)	(0.08)	(0.28)

Net asset value, end of period	$12.38	$11.26	$8.32	$9.61

Total return	9.95%	35.34%	-12.62%	6.91%
Net assets, end of period (in millions)	$12	$7	$2	$1
Ratio of expenses to average net assets including reimbursement	2.52	%(3)	3.20%	2.84%	6.04	%(3)
Ratio of net investment income (loss) to average net assets including reimbursement	-1.31	%(3)	-1.13%	-0.54%	0.60	%(3)
Ratio of expenses to average net assets excluding reimbursement	2.67	%(3)	3.36%	5.53%	39.53	%(3)
Ratio of net investment loss to average net assets excluding reimbursement	-1.46	%(3)	-1.29%	-3.23%	-32.89	%(3)
Portfolio turnover rate	1%	24%	122%	57	%(4)

(1)Commencement of operations of the class.
(2)Based on average shares outstanding.
(3)Annualized.
(4)For the 12 months ended December 31, 2001.

See Notes to Financial Statements.

Financial Highlights

IVY CUNDILL GLOBAL VALUE FUND
Class C Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

For the fiscal period ended 3-31-04	For the fiscal year ended 12-31-03	For the fiscal year ended 12-31-02	For the period from 10-19-01(1) to 12-31-01

Net asset value, beginning of period	$11.19	$8.26	$9.57	$9.44

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.03)	(0.07	)(2)	0.01
Net realized and unrealized gain (loss) on investments	1.12	2.96	(1.16)	0.40

Total from investment operations	1.11	2.93	(1.23)	0.41

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.02)
Capital gains	(0.00)	(0.00)	(0.08)	(0.26)

Total distributions	(0.00)	(0.00)	(0.08)	(0.28)

Net asset value, end of period	$12.30	$11.19	$8.26	$9.57

Total return	9.92%	35.47%	-12.88%	4.44%
Net assets, end of period (in thousands)	$23,840	$11,235	$446	$30
Ratio of expenses to average net assets including reimbursement	2.35	%(3)	2.93%	3.10%	7.71	%(3)
Ratio of net investment income (loss) to average net assets including reimbursement	-1.09	%(3)	-0.83%	-0.80%	0.99	%(3)
Ratio of expenses to average net assets excluding reimbursement	2.50	%(3)	3.10%	5.79%	51.61	%(3)
Ratio of net investment loss to average net assets excluding reimbursement	-1.23	%(3)	-1.00%	-3.49%	-42.91	%(3)
Portfolio turnover rate	1%	24%	122%	57	%(4)

(1)Commencement of operations of the class.
(2)Based on average shares outstanding.
(3)Annualized.
(4)For the 12 months ended December 31, 2001.

See Notes to Financial Statements.

Financial Highlights

IVY CUNDILL GLOBAL VALUE FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal period ended 3-31-04		For the period from 7-24-03(1) to 12-31-03

Net asset value, beginning of period	$11.40		$9.84

Income from investment operations:
Net investment income	(0.01)		0.02
Net realized and unrealized gain on investments	1.19		1.58

Total from investment operations	1.18		1.60

Less distributions from:
Net investment income	(0.00)		(0.04)
Capital gains	(0.00)		(0.00)

Total distributions	(0.00)		(0.04)

Net asset value, end of period	$12.58		$11.40

Total return	10.35%		16.28%
Net assets, end of period (in millions)	$2		$1
Ratio of expenses to average net assets including reimbursement	1.20	%(2)	1.76	%(2)
Ratio of net investment income (loss) to average net assets including reimbursement	-0.32	%(2)	0.55	%(2)
Ratio of expenses to average net assets excluding reimbursement	1.80	%(2)	2.09	%(2)
Ratio of net investment income (loss) to average net assets excluding reimbursement	-0.92	%(2)	0.22	%(2)
Portfolio turnover rate	1%		24	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the 12 months ended December 31, 2003.
See Notes to Financial Statements.

Financial Highlights

IVY CUNDILL GLOBAL VALUE FUND
Advisor Class Shares(1)
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal period ended		For the fiscal year ended December 31,			For the period from 4-19-00(2) to
	3-31-04		2003	2002	2001	12-31-00

Net asset value, beginning of period	$11.37		$8.34	$9.55	$10.07	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		(0.01)	0.04 (3)	0.03	0.05
Net realized and unrealized gain (loss) on investments	1.18		3.10	(1.17)	(0.25)	0.41

Total from investment operations	1.17		3.09	(1.13)	(0.22)	0.46

Less distributions from:
Net investment income	(0.00)		(0.06)	(0.00)	(0.02)	(0.19)
Capital gains	(0.00)		(0.00)	(0.08)	(0.28)	(0.20)

Total distributions	(0.00)		(0.06)	(0.08)	(0.30)	(0.39)

Net asset value, end of period	$12.54		$11.37	$8.34	$9.55	$10.07

Total return	10.29%		37.11%	-11.86%	-2.13%	4.66%
Net assets, end of period (in millions)	$3		$3	$2	$1	$1
Ratio of expenses to average net assets including reimbursement	1.26	%(4)	2.12%	1.83%	1.40%	1.95	%(4)
Ratio of net investment income (loss) to average net assets including reimbursement	-0.17	%(4)	-0.07%	0.47%	0.37%	0.70	%(4)
Ratio of expenses to average net assets excluding reimbursement	1.41	%(4)	2.28%	4.52%	10.30%	19.15	%(4)
Ratio of net investment loss to average net assets excluding reimbursement	-0.32	%(4)	-0.23%	-2.22%	-8.53%	-16.50	%(4)
Portfolio turnover rate	1%		24%	122%	57%	53%

(1)See Note 5 to financial statements. (2)Commencement of operations of the class. (3)Based on average shares outstanding. (4)Annualized.

See Notes to Financial Statements.

Financial Highlights

IVY CUNDILL GLOBAL VALUE FUND
Class I Shares(1)
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal period ended 3-31-04		For the fiscal year ended 12-31-03	For the period from 11-5-02(2) to 12-31-02

Net asset value, beginning of period	$11.33		$8.31	$8.85

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		(0.00)	0.26
Net realized and unrealized gain (loss) on investments	1.17		3.08	(0.72)

Total from investment operations	1.16		3.08	(0.46)

Less distributions from:
Net investment income	(0.00)		(0.06)	(0.00)
Capital gains	(0.00)		(0.00)	(0.08)

Total distributions	(0.00)		(0.06)	(0.08)

Net asset value, end of period	$12.49		$11.33	$8.31

Total return	10.24%		37.12%	-5.23%
Net assets, end of period (in thousands)	$63		$57	$42
Ratio of expenses to average net assets including reimbursement	1.39	%(3)	2.03%	11.51	%(3)
Ratio of net investment income (loss) to average net assets including reimbursement	-0.29	%(3)	0.03%	2.96	%(3)
Ratio of expenses to average net assets excluding reimbursement	1.53	%(3)	2.20%	28.44	%(3)
Ratio of net investment loss to average net assets excluding reimbursement	-0.44	%(3)	-0.13%	-13.97	%(3)
Portfolio turnover rate	1%		24%	122	%(4)

(1)See Note 5 to financial statements.
(2)Commencement of operations of the class.
(3)Annualized.
(4)For the 12 months ended December 31, 2002.

See Notes to Financial Statements.

Manager's Discussion of Ivy Dividend Income Fund

      March 31, 2004

An interview with David P. Ginther, CPA, portfolio manager of Ivy Dividend Income Fund

The following discussion, graphs and tables provide you with information regarding the Fund's performance since its inception on June 30, 2003. The Fund's Board of Trustees recently approved a change in the Fund's fiscal year end from December 31 to March 31.

How did the Fund perform since its inception?
 The Fund underperformed its benchmark index since its inception, with the Class A shares of the Fund increasing 11.15% during the period before the impact of sales load, and after the impact of sales load, increasing 4.76%. In comparison, the Russell 1000 Index (the index that generally reflects the performance of the large cap sector of the stock market) increased 17.83%, while the Lipper Equity Income Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives) increased 17.10%. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark index and Lipper category do not reflect a sales load.

Why did the Fund lag its benchmark index since its inception?
The Fund focused on high-quality, large-cap companies with strong cash flow. It was underweight in technology and consumer discretionary stocks due to the low number of large-cap companies that pay dividends in these sectors. The Fund was negatively affected by the strong performance that came from the "turnaround companies" that greatly underperformed in the down market. The more aggressive, lower-quality, non-paying dividend stocks led the market recovery despite positive tax law changes affecting dividends.

What other market conditions or events influenced the Fund's performance since its inception?
The most important event affecting the Fund was the tax legislation signed into law by President Bush that reduced the effective tax rate paid on dividends and capital gains from 38.6 percent to 15 percent. We believe that the favorable change in tax rates on dividends will put pressure on companies' managements to increase or initiate dividends. We also believe that dividends will become more important as investors focus on total returns and on companies that pay a higher dividend.

What strategies and techniques did you employ that specifically affected the Fund's performance?
The Fund continues to focus on large-cap, dividend-paying growth stocks. We believe that high-quality companies that are leaders in their industry with strong earnings and cash flow will accelerate dividend payouts in the future. Late in 2003, we increased our cyclical exposure due to the economic recovery, strong consumer spending (despite the unemployment rate increasing slightly) and the weaker dollar. We believe the economic recovery was stronger than expected due to lower interest rates, a successful military campaign in Iraq, fiscal stimulus and the President's tax cuts.

What industries or sectors did you emphasize since the Fund's inception, and what looks attractive to you going forward?
During the period, we focused on companies with yields equal to or higher than the market. We looked for companies with strong balance sheets and cash flow that we felt could increase their dividend in a slowly improving economy. Areas of emphasis included pharmaceuticals, financials and energy.

Looking forward, we intend to continue to focus on energy and basic-industry cyclicals that we feel are sensitive to an economic recovery. We believe that both areas have attractive fundamentals that should benefit from higher capital spending and a full economic recovery next year. We also believe that higher-quality, large-cap companies with strong cash flow will outperform the lower-quality, turnaround companies that led the market in 2003. As always, we intend to continue to focus on large-cap, high quality stocks that we believe can grow their dividend payout.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

Ivy Dividend Income Fund, Class A Shares (1)	$10,476
Russell 1000 Index	$11,783
Lipper Equity Income Funds Universe Average	$11,710

		Ivy Dividend Income Fund, Class A Shares	Russell 1000 Index	Lipper Equity Income Funds Universe Average
JUNE 30	2003	9,425	10,000	10,000
SEPT 30	2003	9,392	10,300	10,184
DEC 31	2003	10,434	11,563	11,456
MAR 31	2004	10,476	11,783	11,710

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Aggregate Total Return(2)

	Class A	Class B	Class C	Class Y
Since inception of Class through 3-31-04(3)	4.76%	5.56%	9.58%	11.25%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively.

(3)6-30-03 for Class A, Class B, Class C and Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

SHAREHOLDER SUMMARY OF IVY DIVIDEND INCOME FUND

Portfolio Highlights

On March 31, 2004, the Fund had net assets totaling $25,668,561 invested in a diversified portfolio of:

97.29%	Common Stocks
2.71%	Cash and Cash Equivalents

As a shareholder of the Fund, for every $100 you had invested on March 31, 2004, your Fund owned:

Financial Services Stocks	$17.37
Energy Stocks	$13.02
Health Care Stocks	$11.51
Technology Stocks	$11.14
Consumer Nondurables Stocks	$10.82
Utilities Stocks	$7.78
Consumer Services Stocks	$5.22
Capital Goods Stocks	$4.51
Shelter Stocks	$4.05
Raw Materials Stocks	$3.72
Cash and Cash Equivalents	$2.71
Transportation Stocks	$2.35
Multi-Industry Stocks	$2.12
Retail Stocks	$2.03
Business Equipment and Services Stocks	$1.65

The Investments of Ivy Dividend Income Fund
March 31, 2004
COMMON STOCKS	Shares	Value

Aircraft - 0.90%
Lockheed Martin Corporation	5,050	$230,482

Aluminum - 0.99%
Alcoa Incorporated	7,350	254,971

Banks - 8.24%
Bank of America Corporation	9,050	732,869
Citigroup Inc.	15,000	775,500
Wells Fargo & Company	10,700	606,369

		2,114,738

Beverages - 4.37%
Anheuser-Busch Companies, Inc.	4,850	247,350
Coca-Cola Company (The)	10,050	505,515
Diageo plc, ADR	6,950	367,516

		1,120,381

Business Equipment and Services - 1.65%
Genuine Parts Company	12,900	422,088

Capital Equipment - 3.60%
Caterpillar Inc.	4,750	375,582
Deere & Company	7,900	547,549

		923,131

Chemicals - Petroleum and Inorganic - 2.73%
Dow Chemical Company (The)	5,900	237,652
du Pont (E.I.) de Nemours and Company	5,650	238,543
Goodrich Corporation	8,000	224,560

		700,755

Communications Equipment - 1.90%
Cisco Systems, Inc.*	10,500	247,117
Nokia Corporation, Series A, ADR	11,900	241,332

		488,449

Computers - Main and Mini - 0.93%
International Business Machines Corporation	2,600	238,784

Computers - Peripherals - 4.95%
Microsoft Corporation	27,000	673,650
SAP Aktiengesellschaft, ADR	15,150	595,546

		1,269,196

Electrical Equipment - 0.91%
Emerson Electric Co.	3,900	233,688

Electronic Components - 2.46%
Microchip Technology Incorporated	14,350	380,347
Texas Instruments Incorporated	8,600	251,292

		631,639

Finance Companies - 3.42%
Fannie Mae	4,750	353,163
SLM Corporation	12,550	525,217

		878,380

Health Care - Drugs - 5.70%
Abbott Laboratories	11,350	466,485
Eli Lilly and Company	5,450	364,605
Pfizer Inc.	18,050	632,653

		1,463,743

Health Care - General - 2.93%
Boston Scientific Corporation	6,200	262,756
Wyeth	13,050	490,027

		752,783

Hospital Supply and Management - 2.88%
Medtronic, Inc.	15,500	740,125

Hotels and Gaming - 3.38%
Mandalay Resort Group	5,300	303,478
Starwood Hotels & Resorts Worldwide, Inc.	13,950	564,975

		868,453

Household - General Products - 3.47%
Clorox Company (The)	7,550	369,271
Colgate-Palmolive Company	4,900	269,990
Procter & Gamble Company (The)	2,400	251,712

		890,973

Multiple Industry - 2.12%
General Electric Company	17,850	544,782

Petroleum - Domestic - 1.92%
Patterson-UTI Energy, Inc.*	14,000	493,150

Petroleum - International - 6.60%
Anadarko Petroleum Corporation	9,650	500,449
Burlington Resources Inc.	6,750	429,503
Exxon Mobil Corporation	18,400	765,256

		1,695,208

Petroleum - Services - 4.50%
Baker Hughes Incorporated	10,300	375,744
BJ Services Company*	6,200	268,274
Schlumberger Limited	8,000	510,800

		1,154,818

Publishing - 1.84%
Knight-Ridder, Inc.	6,450	472,463

Real Estate Investment Trust - 4.05%
Equity Office Properties Trust	8,200	236,898
Maguire Properties, Inc.	5,150	131,840
ProLogis	7,400	265,438
Simon Property Group, Inc.	6,950	406,158

		1,040,334

Retail - General Merchandise - 2.03%
May Department Stores Company (The)	15,050	520,429

Savings and Loans - 0.45%
Capitol Federal Financial	3,200	114,720

Security and Commodity Brokers - 5.26%
Chicago Mercantile Exchange Holdings Inc.	2,650	256,361
Goldman Sachs Group, Inc. (The)	3,700	386,095
Merrill Lynch & Co., Inc.	6,050	360,338
Morgan Stanley	6,050	346,665

		1,349,459

Tobacco - 2.98%
Altria Group, Inc.	14,050	765,023

Trucking and Shipping - 2.35%
United Parcel Service, Inc., Class B	8,650	604,116

Utilities - Electric - 2.68%
Dominion Resources, Inc.	5,800	372,940
Westar Energy, Inc.	15,000	314,400

		687,340

Utilities - Gas and Pipeline - 1.42%
Kinder Morgan, Inc.	5,800	365,516

Utilities - Telephone - 3.68%
SBC Communications Inc.	14,100	346,014
Verizon Communications Inc.	9,850	359,919
Vodafone Group Plc, ADR	9,950	237,805

		943,738

TOTAL COMMON STOCKS - 97.29%		$24,973,855

(Cost: $23,254,165)

TOTAL SHORT-TERM SECURITIES - 1.67%	$428,000

(Cost: $428,000)

TOTAL INVESTMENT SECURITIES - 98.96%	$25,401,855

(Cost: $23,682,165)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.04%	266,706

NET ASSETS - 100.00%	$25,668,561

Notes to Schedule of Investments

*No dividends were paid during the preceding 12 months.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities

IVY DIVIDEND INCOME FUND
March 31, 2004
(In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost-$23,682) (Notes 1 and 3)	$25,402
Cash	1
Receivables:
Investment securities sold	254
Fund shares sold	148
Dividends and interest	41
Prepaid and other assets	16

Total assets	25,862

LIABILITIES
Payable for investment securities purchased	129
Payable to Fund shareholders	38
Accrued shareholder servicing (Note 2)	5
Accrued accounting and administrative services fees (Note 2)	1
Accrued distribution fee (Note 2)	-	*
Accrued service fee (Note 2)	-	*
Other	20

Total liabilities	193

Total net assets	$25,669

NET ASSETS
Capital paid in	$23,817
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	1
Accumulated undistributed net realized gain on investment transactions	131
Net unrealized appreciation in value of investments	1,720

Net assets applicable to outstanding units of capital	$25,669

Net asset value per share (net assets divided by shares outstanding):
Class A	$11.07
Class B	$11.05
Class C	$11.05
Class Y	$11.07
Capital shares outstanding:
Class A	1,520
Class B	233
Class C	511
Class Y	56

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Operations

IVY DIVIDEND INCOME FUND
(In Thousands)

	For the fiscal period ended 3-31-04	For the fiscal period ended 12-31-03

INVESTMENT INCOME (LOSS)
Income (Note 1B):
Dividends (net of foreign withholding taxes of $1 and $0)	$132	$138
Interest and amortization	4	9

Total income	136	147

Expenses (Note 2):
Investment management fee	43	42
Registration fees	31	26
Shareholder servicing:
Class A	11	8
Class B	2	1
Class C	4	4
Class Y	- *	- *
Service fee:
Class A	11	10
Class B	1	1
Class C	3	3
Distribution fee:
Class B	4	3
Class C	10	10
Class Y	- *	1
Audit fees	11	2
Custodian fees	6	7
Accounting and administrative services fees	5	3
Legal fees	2	4
Other	20	-

Total	164	125
Less voluntary waiver of investment management fee (Note 2)	(25)	(42)

Total expenses	139	83

Net investment income (loss)	(3)	64

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain (loss) on securities	149	(14)
Unrealized appreciation (depreciation) in value of securities during the period	(49)	1,769

Net gain on investments	100	1,755

Net increase in net assets resulting from operations	$97	$1,819

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Changes in Net Assets

IVY DIVIDEND INCOME FUND
(In Thousands)

	For the fiscal period ended 3-31-04	For the fiscal period ended 12-31-03

INCREASE IN NET ASSETS
Operations:
Net investment income (loss)	$(3)	$64
Realized net gain (loss) on investments	149	(14)
Unrealized appreciation (depreciation)	(49)	1,769

Net increase in net assets resulting from operations	97	1,819

Distributions to shareholders from
net investment income (Note 1F):(1)
Class A	(7)	(49)
Class B	-	(1)
Class C	-	(3)
Class Y	(1)	(3)

	(8)	(56)

Capital share transactions (Note 5)	2,982	20,835

Total increase	3,071	22,598
NET ASSETS
Beginning of period	22,598	0

End of period	$25,669	$22,598

Undistributed net investment income	$1	$8

*Not shown due to rounding.
(1)See "Financial Highlights" on pages 79 - 82.

See Notes to Financial Statements.

Financial Highlights

IVY DIVIDEND INCOME FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal period ended 3-31-04		For the period from 6-30-03(1) to 12-31-03

Net asset value, beginning of period	$11.03		$10.00

Income from investment operations:
Net investment income	0.01		0.04
Net realized and unrealized gain on investments	0.04		1.03

Total from investment operations	0.05		1.07

Less distributions from:
Net investment income	(0.01)		(0.04)
Capital gains	(0.00)		(0.00)

Total distributions	(0.01)		(0.04)

Net asset value, end of period	$11.07		$11.03

Total return(2)	0.41%		10.70%
Net assets, end of period (in millions)	$17		$16
Ratio of expenses to average net assets including voluntary expense waiver	2.00	%(3)	1.11	%(3)
Ratio of net investment income to average net assets including voluntary expense waiver	0.20	%(3)	1.34	%(3)
Ratio of expenses to average net assets excluding voluntary expense waiver	2.40	%(3)	1.81	%(3)
Ratio of net investment income (loss) to average net assets excluding voluntary expense waiver	-0.20	%(3)	0.64	%(3)
Portfolio turnover rate	12%		16%

(1)Commencement of operations of the class.
(2)Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)Annualized.

See Notes to Financial Statements.

Financial Highlights

IVY DIVIDEND INCOME FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal period ended 3-31-04		For the period from 6-30-03(1) to 12-31-03

Net asset value, beginning of period	$11.03		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		0.01
Net realized and unrealized gain on investments	0.04		1.03

Total from investment operations	0.02		1.04

Less distributions from:
Net investment income	(0.00)		(0.01)
Capital gains	(0.00)		(0.00)

Total distributions	(0.00)		(0.01)

Net asset value, end of period	$11.05		$11.03

Total return	0.18%		10.36%
Net assets, end of period (in millions)	$2		$2
Ratio of expenses to average net assets including voluntary expense waiver	2.99	%(2)	2.03	%(2)
Ratio of net investment income (loss) to average net assets including voluntary expense waiver	-0.81	%(2)	0.36	%(2)
Ratio of expenses to average net assets excluding voluntary expense waiver	3.39	%(2)	2.73	%(2)
Ratio of net investment loss to average net assets excluding voluntary expense waiver	-1.21	%(2)	-0.34	%(2)
Portfolio turnover rate	12%		16%

(1)Commencement of operations of the class.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights

IVY DIVIDEND INCOME FUND
Class C Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal period ended 3-31-04		For the period from 6-30-03(1) to 12-31-03

Net asset value, beginning of period	$11.03		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		0.01
Net realized and unrealized gain on investments	0.04		1.03

Total from investment operations	0.02		1.04

Less distributions from:
Net investment income	(0.00)		(0.01)
Capital gains	(0.00)		(0.00)

Total distributions	(0.00)		(0.01)

Net asset value, end of period	$11.05		$11.03

Total return	0.18%		10.38%
Net assets, end of period (in millions)	$6		$5
Ratio of expenses to average net assets including voluntary expense waiver	2.88	%(2)	1.98	%(2)
Ratio of net investment income (loss) to average net assets including voluntary expense waiver	-0.68	%(2)	0.45	%(2)
Ratio of expenses to average net assets excluding voluntary expense waiver	3.28	%(2)	2.68	%(2)
Ratio of net investment loss to average net assets excluding voluntary expense waiver	-1.08	%(2)	-0.25	%(2)
Portfolio turnover rate	12%		16%

(1)Commencement of operations of the class.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights

IVY DIVIDEND INCOME FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal period ended 3-31-04		For the period from 6-30-03(1) to 12-31-03

Net asset value, beginning of period	$11.03		$10.00

Income from investment operations:
Net investment income	0.01		0.05
Net realized and unrealized gain on investments	0.04		1.03

Total from investment operations	0.05		1.08

Less distributions from:
Net investment income	(0.01)		(0.05)
Capital gains	(0.00)		(0.00)

Total distributions	(0.01)		(0.05)

Net asset value, end of period	$11.07		$11.03

Total return	0.42%		10.78%
Net assets, end of period (in millions)	$1		$1
Ratio of expenses to average net assets including voluntary expense waiver	1.91	%(2)	1.25	%(2)
Ratio of net investment income to average net assets including voluntary expense waiver	0.28	%(2)	1.08	%(2)
Ratio of expenses to average net assets excluding voluntary expense waiver	2.31	%(2)	1.95	%(2)
Ratio of net investment income (loss) to average net assets excluding voluntary expense waiver	-0.12	%(2)	0.38	%(2)
Portfolio turnover rate	12%		16%

(1)Commencement of operations of the class.
(2)Annualized.

See Notes to Financial Statements.

Manager's Discussion of
Ivy European Opportunities Fund

      March 31, 2004

The Ivy European Opportunities Fund is subadvised by Henderson Investment Management Ltd. The following is an interview with Stephen Peak, portfolio manager of the Fund

The following discussion provides you with information regarding the Fund's performance during the 12 months ended March 31, 2004, while the following graphs and tables provide you with information regarding the Fund's performance for the fiscal period ended March 31, 2004. The Fund's Board of Trustees recently approved a change in the Fund's fiscal year end from December 31 to March 31.

How did the Fund perform during the last 12 months?
The Fund performed quite well during the last 12 months, strongly outperforming both its benchmark index and peer group. Class A shares of the Fund increased 94.18 percent before the impact of sales load, and, after the impact of sales load, increased 83.01 percent. This compared with the Morgan Stanley Capital International Europe Index (reflecting the performance of securities that generally represent the European stock market), which increased 53.96 percent during the period, and the Lipper European Region Funds Universe Average (generally representing the performance of the universe of funds with similar investment objectives), which increased 53.86 percent during the period. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark index and the Lipper category do not reflect a sales load.

Why did the Fund outperform its benchmark index during the last 12 months?
In our view, superior stock selection and an opportunistic investment strategy were the primary drivers of outperformance during the period. We focused on what we felt were high-quality companies with stable earnings growth and good visibility, and this approach led to high returns for the Fund during the last 12 months.

What other market conditions or events influenced the Fund's performance during the last 12 months?
European equity markets performed well over the second half of 2003 as confidence grew in the global recovery. European stocks ended 2003 on a high note, and started 2004 in the optimistic mood they ended the previous year. Stocks in the region rose in the first two months of 2004, and so far the strength of demand, in our view, has more than offset the damaging impact of a stronger euro. European small-cap stocks have continued to outperform their large-cap counterparts as investors have sought out companies that generate their earnings domestically and so are protected from the adverse impact of the U.S. dollar's depreciation.

During the latter part of 2003 sector trends were mixed, with technology significantly underperforming as investors rotated out of higher-beta sectors. Unusually, given a rising market, there were pockets of strength in defensive areas, with pharmaceuticals being one of the strongest performers. Pharmaceutical strength continued at the start of 2004 with telecom-equipment stocks also performing well, buoyed by signs of recovery in demand for telecommunications network equipment.

What strategies and techniques did you employ that specifically affected the Fund's performance?
Throughout the period, we took profits from some of our best-performing holdings across a range of sectors. We also trimmed selected stocks that had done well but in which we had less confidence going forward. However, there were no fundamental changes to the portfolio as we maintained a balanced stance, still with a focus on small/medium-sized companies. We continued to seek out what we felt were high-quality companies that offered stable earnings growth and good visibility.

What industries did you emphasize during the last 12 months, and what looks attractive to you going forward?
In our view, European equity markets are interestingly poised. As of May 1, 2004, 10 new countries will be joining the European Union (EU). They will add 20 percent to the EU's current population - the equivalent to the population of West Germany - and, in addition, add roughly 5 percent to the European Union's gross domestic product, or GDP. These countries bring cheap, well-educated labor as well as significantly lower corporate tax regimes and a different political tradition to that of existing EU member states. Thus we feel that the EU enlargement presents a number of challenges and opportunities. While parts of the stock market fully anticipate better economic conditions, we are still steering a steady course via exposure to selected predictables. We intend to maintain our diverse portfolio stance, selectively taking profits in stocks that we feel are near to or at their potential and buying stocks that we believe present attractive opportunities as they arise.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

Ivy European Opportunities Fund, Class A Shares(1)	$40,380
Morgan Stanley Capital International Europe Index(2)	$10,110
Lipper European Region Funds Universe Average(2)	$11,989

		Ivy European Opportunities Fund, Class A Shares	Morgan Stanley Capital International Europe Index	Lipper European Region Funds Universe Average
Inception 5/4/99		9,425	10,000	10,000
DEC 31	1999	29,743	12,077	13,245
DEC 31	2000	31,084	11,063	12,748
DEC 31	2001	24,661	8,862	10,127
DEC 31	2002	23,848	7,233	8,542
DEC 31	2003	36,016	10,021	11,748
MAR 31	2004	40,380	10,110	11,989

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

(2)Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the indexes (including income) are not available, investment in the indexes was effected as of May 31, 1999.

Average Annual Total Return(3)

	Class A	Class B	Class C	Class Y	Advisor Class(4)	Class I(4)
1-year period ended 3-31-04	83.01%	88.88%	92.90%	-	94.88%	94.86%
Since inception of Class through 3-31-04(5)	32.86%	33.21%	16.72%	-	34.83%	-2.36%
Cumulative return since inception of Class through 3-31-04(5)	-	-	-	50.40%	-	-

(3)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.)

(4)Advisor Class shares and Class I shares are no longer available for investment.

(5)5- 4-99 for Class A shares, 5-24-99 for Class B shares, 10-24-99 for Class C shares, 7-24-03 for Class Y shares, 5-3-99 for Advisor Class shares and 3-16-00 for Class I shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A large portion of the Fund's since inception return is attributable to investments in initial public offerings without which the Fund's return would have been lower.

SHAREHOLDER SUMMARY OF IVY EUROPEAN OPPORTUNITIES FUND

Portfolio Highlights

On March 31, 2004, the Fund had net assets totaling $146,237,263 invested in a diversified portfolio of:

98.13%	Common Stocks
1.87%	Cash and Cash Equivalents

As a shareholder of the Fund, for every $100 you had invested on March 31, 2004, your Fund was invested by geographic region and by industry, respectively, as follows:

Europe	$84.50
Scandinavia	$8.72
South America	$2.83
Cash and Cash Equivalents	$1.87
Other	$1.45
Pacific Basin	$0.63

Financial Services Stocks	$15.51
Utilities Stocks	$11.60
Capital Goods Stocks	$11.44
Consumer Nondurables Stocks	$10.24
Retail Stocks	$8.90
Multi-Industry Stocks	$8.71
Business Equipment and Services Stocks	$6.07
Consumer Durables Stocks	$5.91
Energy Stocks	$5.29
Shelter Stocks	$3.71
Technology Stocks	$2.75
Transportation Stocks	$2.48
Health Care Stocks	$2.20
Raw Materials Stocks	$2.00
Cash and Cash Equivalents	$1.87
Consumer Services Stocks	$1.32

The Investments of Ivy European Opportunities Fund
March 31, 2004
COMMON STOCKS	Shares	Value

Argentina - 2.83%
NDS Group plc, ADR*	150,000	$4,140,750

Australia - 0.63%
Centamin Egypt Limited (A)*	5,000,000	930,272

Austria - 7.32%
Andritz AG (A)	32,000	1,480,394
Austrian Airlines Osterreichische Luftverkehrs AG (A)*	85,000	1,262,348
Erste Bank der oesterreichischen Sparkassen AG (A)	14,000	2,096,373
Telekom Austria Aktiengesellschaft (A)*	200,000	2,876,796
Wienerberger AG (A)	90,000	2,987,442

		10,703,353

Belgium - 0.52%
Omega Pharma S.A. (A)	18,626	756,347

Bermuda - 1.45%
Alea Group Holdings (Bermuda) Ltd (A)*	480,000	2,120,026

Czech Republic - 1.62%
CESKY TELECOM, a.s., GDR Registered Shares	185,000	2,366,150

Finland - 1.38%
Elcoteq Network Corporation, Class A (A)	100,000	2,022,363

France - 7.17%
Compagnie de Saint-Gobain (A)	38,000	1,920,544
Iliad SA (A)*	160,000	3,540,672
Renault (A)	34,000	2,355,407
THOMSON (A)	145,000	2,675,728

		10,492,351

Germany - 14.07%
Deutsche Post AG (A)	106,000	2,369,152
freenet.de AG (A)*	26,000	2,430,893
Hannover Ruckversicherungs-Aktiengesellschaft (A)	62,000	2,092,316
Henkel Kommanditgesellschaft auf Aktien (A)	26,000	1,994,579
Hochtief Aktiengesellschaft (A)	110,000	3,096,859
Hypo Real Estate Holding AG (A)*	57,000	1,597,728
mobilcom Aktiengesellschaft (A)*	90,000	1,842,256
Pfleiderer Ag, Registered Shares (A)*	600,000	3,341,509
Porsche AG (A)	3,000	1,807,218

		20,572,510

Ireland - 3.62%
DEPFA BANK plc (A)	11,000	1,723,557
eircom Group plc (A)*	2,000,000	3,565,260

		5,288,817

Italy - 1.05%
ENEL S.p.A. (A)	190,000	1,536,996

Netherlands - 11.46%
Aalberts Industries N.V. (A)	100,000	2,895,237
Buhrmann NV (A)	170,000	1,536,135
Hagemeyer N.V. (A)	450,000	940,491
Heijmans N.V., Certicaaten Van Aandelen (A)	60,000	1,439,136
Koninklijke Ahold N.V. (A)*	230,000	1,883,195
Koninklijke KPN N.V. (A)*	290,000	2,263,940
Koninklijke Wessanen nv, Certicaaten Van Aandelen (A)	180,000	2,487,322
New Skies Satellites N.V. (A)*	280,000	1,927,699
Unilever N.V., Certicaaten Van Aandelen (A)	20,000	1,380,616

		16,753,771

Norway - 0.80%
Storebrand ASA (A)*	190,000	1,166,086

Spain - 5.75%
ACS Actividades de Construccion y Servicios, S.A. (A)	66,000	3,229,388
Altadis, S.A. (A)	62,000	1,878,892
Banco Bilbao Vizcaya Argentaria, S.A. (A)	122,000	1,615,358
Red Electrica de Espana, S.A. (A)	100,000	1,690,425

		8,414,063

Sweden - 6.54%
AB Volvo, Class B (A)	55,000	1,810,793
Oriflame Cosmetics S.A., SDR (A)*	79,246	2,231,084
Scania AB, Class B (A)	77,000	2,346,379
Song Networks Holding AB (A)*	390,000	3,177,747

		9,566,003

Switzerland - 2.11%
Credit Suisse Group, Registered Shares (A)	89,000	3,082,525

United Kingdom - 29.81%
Center Parcs (UK) Group Plc (A)*	250,000	427,870
Enterprise Inns plc (A)	52,632	592,291
Evolution Group Plc (The) (A)*	900,000	2,041,353
iSOFT Group plc (A)	310,000	2,006,709
Imperial Tobacco Group PLC (A)	90,000	1,964,336
Inter-Alliance Group PLC (A)(B)*	21,000,000	695,633
Interserve Plc (A)	333,000	1,654,614
Kensington Group plc (A)	143,000	1,239,497
MFI Furniture Group Plc (A)	825,000	2,231,824
Man Group plc (A)	100,000	3,218,685
Persimmon plc (A)	142,000	1,805,739
Photo-Me International plc (A)*	1,250,000	2,990,487
Punch Taverns plc (A)	510,000	5,143,270
Regal Petroleum plc (A)*	275,000	1,605,901
Regal Petroleum plc (A)(B)*	1,050,000	6,131,622
Rexam PLC (A)	250,000	2,026,630
Smith & Nephew plc (A)	250,000	2,463,702
Taylor Woodrow plc (A)	400,000	2,182,596
tesco plc (A)	700,000	3,165,776

		43,588,535

TOTAL COMMON STOCKS - 98.13%		$143,500,918

(Cost: $117,028,155)

TOTAL SHORT-TERM SECURITIES - 1.11%		$1,626,500

(Cost: $1,626,500)

TOTAL INVESTMENT SECURITIES - 99.24%		$145,127,418

(Cost: $118,654,655)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.76%		1,109,845

NET ASSETS - 100.00%		$146,237,263

Notes to Schedule of Investments

*No dividends were paid during the preceding 12 months.
(A)	Listed on an exchange outside the United States.
(B)
Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2004, the total value of these securities amounted to $6,827,255 or 4.67% of net assets.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities

IVY EUROPEAN OPPORTUNITIES FUND
March 31, 2004
(In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $118,655) (Notes 1 and 3)	$145,127
Receivables:
Fund shares sold	800
Investment securities sold	568
Dividends and interest	262
Prepaid and other assets	2

Total assets	146,759

LIABILITIES
Payable to Fund shareholders	176
Accrued management fee (Note 2)	132
Due to custodian	67
Accrued shareholder servicing (Note 2)	40
Accrued distribution fee (Note 2)	38
Accrued service fee (Note 2)	32
Accrued accounting and administrative services fees (Note 2)	6
Other	31

Total liabilities	522

Total net assets	$146,237

NET ASSETS
Capital paid in	$191,701
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	83
Accumulated undistributed net realized loss on investment transactions	(72,037)
Net unrealized appreciation in value of investments	26,490

Net assets applicable to outstanding units of capital	$146,237

Net asset value per share (net assets divided by shares outstanding):
Class A	$22.30
Class B	$21.66
Class C	$21.74
Class Y	$22.30
Advisor Class	$22.48
Class I	$22.48
Capital shares outstanding:
Class A	3,565
Class B	1,458
Class C	1,251
Class Y	163
Advisor Class	192
Class I	1

See Notes to Financial Statements.

Statement of Operations

IVY EUROPEAN OPPORTUNITIES FUND
(In Thousands)

	For the fiscal period ended 3-31-04		For the fiscal year ended 12-31-03

INVESTMENT LOSS
Income (Note 1B):
Dividends (net of foreign withholding taxes of $48 and $218)	$324		$1,736
Interest and amortization	29		30

Total income	353		1,766

Expenses (Note 2):
Investment management fee	334		703
Distribution fee:
Class B	59		179
Class C	50		143
Service fee:
Class A	42		54
Class B	20		60
Class C	17		48
Class Y	2		2
Shareholder servicing:
Class A	32		93
Class B	23		106
Class C	18		79
Class Y	1		1
Advisor Class	2		14
Class I	-	*	-	*
Audit fees	22		25
Accounting and administrative services fees	17		59
Legal fees	9		16
Custodian fees	4		72
Administrative fee:
Class A	-		8
Class B	-		9
Class C	-		7
Class Y	-		-	*
Advisor Class	-		2
Class I	-		-	*
Other	41		195

Total expenses	693		1,875

Net investment loss	(340)		(109)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain (loss) on securities	7,193	(22,546)
Realized net gain (loss) on foreign currency transactions	(22)	111

Realized net gain (loss) on investments	7,171	(22,435)
Unrealized appreciation in value of investments during the period	4,089	53,169

Net gain on investments	11,260	30,734

Net increase in net assets resulting from operations	$10,920	$30,625

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Changes In Net Assets

IVY EUROPEAN OPPORTUNITIES FUND
(In Thousands)

	For the fiscal period ended 3-31-04	For the fiscal year ended 12-31-03	For the fiscal year ended 12-31-02

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(340)	$(109)	$(314)
Realized net gain (loss) on investments	7,171	(22,435)	(20,870)
Unrealized appreciation	4,089	53,169	17,646

Net increase (decrease) in net assets resulting from operations	10,920	30,625	(3,538)

Distributions to shareholders from (Note 1F):(1)
Net investment income:
Class A	-	(80)	-
Class B	-	-	-
Class C	-	-	-
Class Y	-	(9)	N/A
Advisor Class	-	(27)	-
Class I	-	- *	-
Realized gains on investment transactions:
Class A	-	-	-
Class B	-	-	-
Class C	-	-	-
Class Y	-	-	N/A
Advisor Class	-	-	-
Class I	-	-	-

	-	(116)	-

Capital share transactions (Note 5)	38,536	(3,890)	(24,954)

Total increase (decrease)	49,456	26,619	(28,492)
NET ASSETS
Beginning of period	96,781	70,162	98,654

End of period	$146,237	$96,781	$70,162

Undistributed net investment income (loss)	$83	$(114)	$-

*Not shown due to rounding.
(1)See "Financial Highlights" on pages 94 - 99.

See Notes to Financial Statements.

Financial Highlights

IVY EUROPEAN OPPORTUNITIES FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

For the fiscal period ended	For the fiscal year ended December 31,	For the period from 5-4-99(1) to
3-31-04	2003	2002	2001	2000	12-31-99

Net asset value, beginning of period	$19.89	$13.20	$13.65	$17.25	$17.13	$10.01

Income (loss) from investment operations:
Net investment income (loss)	(0.03)	0.02	0.01	(2)	(0.08)	(0.07)	(0.00)
Net realized and unrealized gain (loss) on investments	2.44	6.71	(0.46	)(3)	(3.49	)(3)	0.82	16.35

Total from investment operations	2.41	6.73	(0.45)	(3.57)	0.75	16.35

Less distributions from:
Net investment income	(0.00)	(0.04)	(0.00)	(0.00)	(0.00)	(0.01)
Capital gains	(0.00)	(0.00)	(0.00)	(0.03)	(0.63)	(9.22)

Total distributions	(0.00)	(0.04)	(0.00)	(0.03)	(0.63)	(9.23)

Net asset value, end of period	$22.30	$19.89	$13.20	$13.65	$17.25	$17.13

Total return(4)	12.12%	51.02%	-3.30%	-20.67%	4.51%	215.58%
Net assets, end of period (in millions)	$79	$38	$20	$31	$55	$14
Ratio of expenses to average net assets including reimbursement	1.72	%(5)	2.26%	2.15%	2.15%	1.83%	2.22	%(5)
Ratio of net investment income (loss) to average net assets including reimbursement	-0.61	%(5)	0.18%	0.06%	-0.44%	-0.36%	-0.15	%(5)
Ratio of expenses to average net assets excluding reimbursement	N/A	N/A	2.15%	2.17%	N/A	6.10	%(5)
Ratio of net investment income (loss) to average net assets excluding reimbursement	N/A	N/A	0.06%	-0.46%	N/A	-4.03	%(5)
Portfolio turnover rate	31%	123%	69%	66%	46%	108%

(1)Commencement of operations of the class.
(2)Based on average shares outstanding.
(3)Includes redemption fees added to capital.
(4)Total return calculated without taking into account the sales load deducted on an initial purchase.
(5)Annualized.

See Notes to Financial Statements.

Financial Highlights

IVY EUROPEAN OPPORTUNITIES FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal period ended		For the fiscal year ended December 31,					For the period from 5-24-99(1) to
	3-31-04		2003	2002		2001	2000	12-31-99

Net asset value, beginning of period	$19.36		$12.93	$13.54		$17.26	$17.13	$10.21

Income (loss) from investment operations:
Net investment loss	(0.09)		(0.07)	(0.10	)(2)	(0.20)	(0.18)	(0.01)
Net realized and unrealized gain (loss) on investments	2.39		6.50	(0.51)		(3.49)	0.83	16.15

Total from investment operations	2.30		6.43	(0.61)		(3.69)	0.65	16.14

Less distributions from:
Net investment income	(0.00)		(0.00)	(0.00)		(0.00)	(0.00)	(0.00)
Capital gains	(0.00)		(0.00)	(0.00)		(0.03)	(0.52)	(9.22)

Total distributions	(0.00)		(0.00)	(0.00)		(0.03)	(0.52)	(9.22)

Net asset value, end of period	$21.66		$19.36	$12.93		$13.54	$17.26	$17.13

Total return	11.88%		49.73%	-4.51%		-21.35%	4.12%	209.41%
Net assets, end of period (in millions)	$32		$29	$25		$34	$57	$6
Ratio of expenses to average net assets including reimbursement	2.58	%(3)	3.00%	2.92%		2.89%	2.59%	2.96	%(3)
Ratio of net investment loss to average net assets including reimbursement	-1.57	%(3)	-0.47%	-0.70%		-1.18%	-1.12%	-0.89	%(3)
Ratio of expenses to average net assets excluding reimbursement	N/A		N/A	2.92%		2.91%	N/A	6.84	%(3)
Ratio of net investment loss to average net assets excluding reimbursement	N/A		N/A	-0.70%		-1.20%	N/A	-4.77	%(3)
Portfolio turnover rate	31%		123%	69%		66%	46%	108%

(1)Commencement of operations of the class.
(2)Based on average shares outstanding.
(3)Annualized.

See Notes to Financial Statements.

Financial Highlights

IVY EUROPEAN OPPORTUNITIES FUND
Class C Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

For the fiscal period ended	For the fiscal year ended December 31,	For the period from 10-24-99(1) to
3-31-04	2003	2002	2001	2000	12-31-99

Net asset value, beginning of period	$19.43	$12.98	$13.59	$17.32	$17.13	$11.57

Income (loss) from investment operations:
Net investment loss	(0.08)	(0.07)	(0.10	)(2)	(0.22)	(0.22)	(0.01)
Net realized and unrealized gain (loss) on investments	2.39	6.52	(0.51)	(3.48)	0.88	6.00

Total from investment operations	2.31	6.45	(0.61)	(3.70)	0.66	5.99

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)	(0.01)
Capital gains	(0.00)	(0.00)	(0.00)	(0.03)	(0.47)	(0.42)

Total distributions	(0.00)	(0.00)	(0.00)	(0.03)	(0.47)	(0.43)

Net asset value, end of period	$21.74	$19.43	$12.98	$13.59	$17.32	$17.13

Total return	11.89%	49.69%	-4.49%	-21.32%	3.98%	51.80%
Net assets, end of period (in millions)	$27	$23	$19	$25	$50	$8
Ratio of expenses to average net assets including reimbursement	2.56	%(3)	2.98%	2.92%	2.91%	2.58%	2.96	%(3)
Ratio of net investment loss to average net assets including reimbursement	-1.54	%(3)	-0.43%	-0.70%	-1.20%	-1.11%	-0.89	%(3)
Ratio of expenses to average net assets excluding reimbursement	N/A	N/A	2.92%	2.93%	N/A	6.84	%(3)
Ratio of net investment loss to average net assets excluding reimbursement	N/A	N/A	-0.70%	-1.22%	N/A	-4.77	%(3)
Portfolio turnover rate	31%	123%	69%	66%	46%	108%

(1)Commencement of operations of the class.
(2)Based on average shares outstanding.
(3)Annualized.

See Notes to Financial Statements.

Financial Highlights

IVY EUROPEAN OPPORTUNITIES FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal period ended 3-31-04		For the period from 7-24-03(1) to 12-31-03

Net asset value, beginning of period	$19.89		$14.88

Income (loss) from investment operations:
Net investment loss	(0.02)		(0.04)
Net realized and unrealized gain on investments	2.43		5.12

Total from investment operations	2.41		5.08

Less distributions from:
Net investment income	(0.00)		(0.07)
Capital gains	(0.00)		(0.00)

Total distributions	(0.00)		(0.07)

Net asset value, end of period	$22.30		$19.89

Total return	12.12%		34.14%
Net assets, end of period (in millions)	$4		$3
Ratio of expenses to average net assets	1.75	%(2)	1.51	%(2)
Ratio of net investment loss to average net assets	-0.71	%(2)	-0.58	%(2)
Portfolio turnover rate	31%		123	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the 12 months ended December 31, 2003.

See Notes to Financial Statements.

Financial Highlights

IVY EUROPEAN OPPORTUNITIES FUND
Advisor Class Shares(1)
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal period ended		For the fiscal year ended December 31,				For the period from 5-3-99(2) to
	3-31-04		2003	2002	2001	2000	12-31-99

Net asset value, beginning of period	$20.03		$13.34	$13.80	$17.39	$17.23	$10.01

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		0.24	0.06 (3)	(0.02)	(0.02)	(0.00)
Net realized and unrealized gain (loss) on investments	2.46		6.58	(0.52)	(3.54)	0.85	16.46

Total from investment operations	2.45		6.82	(0.46)	(3.56)	0.83	16.46

Less distributions from:
Net investment income	(0.00)		(0.13)	(0.00)	(0.00)	(0.00)	(0.02)
Capital gains	(0.00)		(0.00)	(0.00)	(0.03)	(0.67)	(9.22)

Total distributions	(0.00)		(0.13)	(0.00)	(0.03)	(0.67)	(9.24)

Net asset value, end of period	$22.48		$20.03	$13.34	$13.80	$17.39	$17.23

Total return	12.23%		51.12%	-3.33%	-20.44%	5.01%	217.16%
Net assets, end of period (in millions)	$4		$4	$6	$9	$19	$5
Ratio of expenses to average net assets including reimbursement	1.41	%(4)	1.96%	1.81%	1.72%	1.55%	1.93	%(4)
Ratio of net investment income (loss) to average net assets including reimbursement	-0.41	%(4)	1.02%	0.40%	0.00%	-0.09%	0.14	%(4)
Ratio of expenses to average net assets excluding reimbursement	N/A		N/A	1.81%	1.74%	N/A	5.81	%(4)
Ratio of net investment income (loss) to average net assets excluding reimbursement	N/A		N/A	0.40%	-0.02%	N/A	-3.74	%(4)
Portfolio turnover rate	31%		123%	69%	66%	46%	108%

(1)See Note 5 to financial statements.
(2)Commencement of operations of the class.
(3)Based on average shares outstanding.
(4)Annualized.

See Notes to Financial Statements.

Financial Highlights

IVY EUROPEAN OPPORTUNITIES FUND
Class I Shares(1)
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal period ended		For the fiscal year ended December 31,			For the period from 3-16-00(2) to
	3-31-04		2003	2002	2001	12-31-00

Net asset value, beginning of period	$20.04		$13.32	$13.78	$17.37	$26.00

Income (loss) from investment operations:
Net investment income (loss)	0.04		0.12	0.07 (3)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	2.40		6.71	(0.53)	(3.55)	(7.92)

Total from investment operations	2.44		6.83	(0.46)	(3.56)	(7.93)

Less distributions from:
Net investment income	(0.00)		(0.11)	(0.00)	(0.00)	(0.00)
Capital gains	(0.00)		(0.00)	(0.00)	(0.03)	(0.70)

Total distributions	(0.00)		(0.11)	(0.00)	(0.03)	(0.70)

Net asset value, end of period	$22.48		$20.04	$13.32	$13.78	$17.37

Total return	12.18%		51.28%	-3.34%	-20.46%	-30.40%
Net assets, end of period (in thousands)	$19		$32	$30	$13	$17
Ratio of expenses to average net assets including reimbursement	1.43	%(4)	2.05%	1.65%	1.80%	1.54	%(4)
Ratio of net investment income (loss) to average net assets including reimbursement	-0.40	%(4)	0.60%	0.56%	-0.08%	-0.07	%(4)
Ratio of expenses to average net assets excluding reimbursement	N/A		N/A	1.65%	1.82%	N/A
Ratio of net investment income (loss) to average net assets excluding reimbursement	N/A		N/A	0.56%	-0.10%	N/A
Portfolio turnover rate	31%		123%	69%	66%	46	%(5)

(1)See Note 5 to financial statements.
(2)Commencement of operations of the class.
(3)Based on average shares outstanding.
(4)Annualized.
(5)For the 12 months ended December 31, 2000.

See Notes to Financial Statements.

Manager's Discussion of
Ivy Global Natural Resources Fund

      March 31, 2004

The Ivy Global Natural Resources Fund is managed by Mackenzie Financial Corporation. The following is an interview with Fred Sturm, portfolio manager of the Fund

The following discussion provides you with information regarding the Fund's performance during the 12 months ended March 31, 2004, while the following graphs and tables provide you with information regarding the Fund's performance for the fiscal period ended March 31, 2004. The Fund's Board of Trustees recently approved a change in the Fund's fiscal year end from December 31 to March 31.

How did the Fund perform during the last 12 months?
 The Fund did well, outperforming its peer group for the prior 12 months. However, it slightly underperformed its benchmark index. Class A shares of the Fund increased 63.62 percent for the year before the impact of sales load, and, after the impact of sales load, increased 54.22 percent. In comparison, the Morgan Stanley Capital International Commodity-Related Index (the index that generally reflects the performance of the global natural resource markets) increased 64.71 percent during the year, and the Lipper Natural Resources Funds Universe Average (reflecting the performance of the universe of funds with similar objectives) increased 43.71 percent. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark index and the Lipper category do not reflect a sales load.

Why did the Fund lag its benchmark index during the last 12 months?
The Morgan Stanley Capital International Commodity-Related Index is a useful, but not perfect, comparison to the Fund because it focuses on North American-based resource stocks, excluding the types of global companies that the Fund invests in. The Fund also differs from the index in that the Fund typically maintains a larger percentage allocation to the energy sector than does the index. We feel that the Fund's more diverse nature contributed to the slight underperformance of the Fund.

On the positive side, we feel our three-pronged investment strategy was a strong contributor to Fund performance during the period. This strategy, which involves anchoring the portfolio with low-cost international leaders, augmenting it with companies growing through exploration and development, and seeking to take advantage of commodity price trends by making sub-sector shifts when necessary, served us well in a year that saw impressive gains in resource stocks around the globe.

What other market conditions or events influenced the Fund's performance during the last 12 months? In 2003, global equity markets bounced back from a three-year bear market to post very strong gains. Strengthening economic conditions lent support to the market in general and the natural resources sector in particular. During the first quarter of 2004, the equity market advance stalled as investors switched gears from "recovery bounce" to "show me" mode. After a minor correction, which we believe has been overdue, we expect the stock market to attempt to rally to new cycle highs in the quarters ahead.

What strategies and techniques did you employ that specifically affected the Fund's performance?
As part of the three-pronged strategy noted above, we focused on what we felt were higher quality companies in the resources sector. We also held some cash reserves while waiting for good buying opportunities. In 2004, for example, we took advantage of the pullback in certain aluminum, uranium, nickel and iron-ore producers to add to existing positions. Going forward, we intend to continue to focus on what we feel are higher-quality companies, as evidenced primarily by their superior margins relative to their competitors.

What industries or sectors did you emphasize during the last 12 months, and what looks attractive to you going forward?
Barring substantive evidence to the contrary, our analysis suggests we are maturing through a bull market cycle that at some point may require a more defensive posture for an interim period. However, we believe that this is all in the context of a long-term favorable outlook for resources. The basic premise remains that demand keeps growing, but producers, fearing a slip back into the depressed 1980s environment, continue to constrain new development. At this point we feel that valuations appear reasonable for the low inflation/low interest rate environment. Earnings continue to trend higher, offering the potential for further gains in our opinion. This year we expect reasonably priced companies that deliver solid results will push higher, but poorer showings could well slip back. Going forward, we intend to continue to seek what we feel are solid operations with attractive investment potential.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

Ivy Global Natural Resources Fund, Class A Shares(1)	$20,490
Morgan Stanley Capital International Commodity-Related Index(2)	$16,724
Lipper Natural Resources Funds Universe Average(2)	$15,299

		Ivy Global Natural Resources Fund, Class A Shares	Morgan Stanley Capital International Commodity-Related Index	Lipper Natural Resources Funds Universe Average
Inception 1/2/97		9,425	10,000	10,000
DEC 31	1997	10,080	9,778	10,219
DEC 31	1998	7,122	8,349	7,757
DEC 31	1999	10,040	10,140	10,111
DEC 31	2000	11,030	11,715	13,070
DEC 31	2001	12,728	11,540	11,742
DEC 31	2002	13,322	10,933	10,910
DEC 31	2003	19,397	15,758	14,481
MAR 31	2004	20,490	16,724	15,299

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

(2)Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the indexes (including income) are not available, investment in the indexes was effected as of December 31, 1996.

Average Annual Total Return(3)

	Class A	Class B	Class C	Class Y	Advisor Class(4)
1-year period ended 3-31-04	54.22%	58.29%	62.49%	-	63.61%
5-year period ended 3-31-04	18.97%	19.41%	19.46%	-	-
Since inception of Class through 3-31-04(5)	10.41%	10.50%	10.25%	-	21.16%
Cumulative return since inception of Class through 3-31-04(5)	-	-	-	40.68%	-

(3)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.)

(4)Advisor Class shares are no longer available for investment.

(5)1-2-97 for Class A, Class B and Class C shares, 7-24-03 for Class Y shares and 4-8-99 for Advisor Class shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

SHAREHOLDER SUMMARY OF IVY GLOBAL NATURAL RESOURCES FUND

Portfolio Highlights

On March 31, 2004, the Fund had net assets totaling $290,142,790 invested in a diversified portfolio of:

96.00%	Common Stocks and Warrants
4.00%	Cash and Cash Equivalents and Unrealized Loss on Open Forward Currency Contracts

As a shareholder of the Fund, for every $100 you had invested on March 31, 2004, your Fund was invested by geographic region and by industry, respectively, as follows:

Canada	$38.50
United States	$26.11
South America	$10.75
Africa	$8.30
Europe	$4.34
Cash and Cash Equivalents and Unrealized Loss on Open Forward Currency Contracts	$4.00
Pacific Basin	$3.12
Other	$3.08
Mexico	$1.59
Scandinavia	$0.21

Energy Stocks	$41.14
Raw Materials Stocks	$31.64
Multi-Industry Stocks	$7.16
Shelter Stocks	$6.97
Cash and Cash Equivalents and Unrealized Loss on Open Forward Currency Contracts	$4.00
Capital Goods Stocks	$3.02
Miscellaneous Stocks	$2.10
Utilities Stocks	$1.69
Financial Services Stocks	$1.19
Transportation Stocks	$1.09

The Investments of Ivy Global Natural Resources Fund
March 31, 2004
COMMON STOCKS AND WARRANTS	Shares	Value

Australia - 0.17%
Central Asia Gold Limited (A)*	843,464	$482,609

Belgium - 1.89%
n.v. Umicore s.a. (A)	90,000	5,488,042

Bermuda - 1.58%
Nabors Industries Ltd.*	100,000	4,575,000

Brazil - 8.41%
Aracruz Celulose S.A., ADR	115,700	4,425,525
Companhia Suzano de Papel e Celulose (A)	1,400,000	6,791,440
Companhia Vale do Rio Doce, ADR	135,000	7,411,500
Petroleo Brasileiro S.A. - Petrobras	58,000	1,943,000
Votorantim Celulose e Papel S.A., ADR	110,000	3,826,900

		24,398,365

Canada - 38.50%
Aber Diamond Corporation (A)*	30,000	956,107
Agricore United (A)	162,000	1,035,069
Alcan Inc. (A)	200,000	8,961,832
Atlas Energy Ltd. (A)*	407,500	1,073,187
Barrick Gold Corporation (A)	26,000	616,260
Blue Mountain Energy Ltd. (A)*	80,000	390,840
Bulldog Energy Inc., Class A (A)(B)*	500,000	441,298
CHC Helicopter Corporation, Class A (A)	102,500	2,822,271
Calfrac Well Services Ltd. (A)*	73,000	1,295,611
Cameco Corporation (A)	166,500	8,290,683
Canadian Natural Resources Limited (A)	38,000	2,108,855
Canico Resource Corp., Warrants (A)*	12,500	13,120
Clear Energy Inc. (A)*	200,000	523,664
Compton Petroleum Corporation (A)*	540,000	3,145,191
DRC Resources Corporation (A)*	117,000	558,206
DRC Resources Corporation (A)(B)*	33,000	157,443
Defiance Mining Corporation (A)*	2,373,800	924,151
Domtar Inc. (A)	150,000	1,797,710
Espoir Exploration Corp., Class A Special Warrants (A)(B)*	330,000	656,725
Fairborne Energy Ltd. (A)*	325,000	2,232,824
Fairborne Energy Ltd. (A)(B)*	375,000	2,331,584
Falconbridge Limited (A)	115,300	3,037,407
Ferus Gas Industries Trust, Units (A)(B)*	615,000	1,173,664
First Quantum Minerals Ltd. (A)*	126,500	1,436,886
Forte Resources Inc. (A)(B)*	450,000	823,397
Great Northern Exploration Ltd. (A)(B)*	425,000	1,447,595
Guinor Gold Corporation, Special Warrants (A)*	1,000,000	779,618
Hawker Resources Inc. (A)*	535,000	2,041,985
Hawker Resources Inc. (A)(B)*	130,000	496,183
High Point Resources Inc. (A)*	797,500	1,272,347
IAMGOLD Corporation (A)	675,000	4,420,992
IAMGOLD Corporation (A)(B)	125,000	818,702
Inco Limited (A)*	125,000	4,306,298
Kensington Energy Ltd., Class A (A)*	234,000	223,282
Mustang Resources Inc., Class A (A)*	190,000	739,695
Mustang Resources Inc., Class A (A)(B)*	175,000	681,298
Mustang Resources Inc., Class A (A)(B)*	110,000	412,185
Nevsun Resources Ltd. (A)*	150,000	606,870
Nevsun Resources Ltd., Units (A)(C)*	150,000	606,870
NuVista Energy Ltd. (A)*	155,000	958,397
OPTI Canada Inc., Series D (A)*	200,000	2,824,427
Pason Systems Inc. (A)	103,800	2,337,481
PetroKazakhstan Inc., Class A (A)*	200,000	5,633,588
Placer Dome Inc. (A)	110,000	1,980,840
Precision Drilling Corporation (A)*	121,000	5,662,061
Progress Energy Ltd. (A)*	229,400	2,497,133
Raven Energy Ltd. (A)(B)*	440,000	556,046
Rider Resources Ltd. (A)*	320,000	928,244
SouthernEra Resources Limited (A)*	200,000	650,382
SouthernEra Resources Limited (A)(B)*	100,000	325,191
StarPoint Energy Ltd. (A)(B)*	90,000	293,221
Suncor Energy Inc. (A)	165,000	4,530,573
Trican Well Service Ltd. (A)*	177,000	4,458,779
Weda Bay Minerals Inc. (A)(B)*	600,000	403,053
Weda Bay Minerals Inc., Warrants (A)(B)*	300,000	23
West Fraser Timber Co. Ltd. (A)	40,000	1,221,374
Western Oil Sands Inc., Class A (A)*	370,000	9,490,076
zed.i solutions inc. (A)*	2,400,000	1,282,443

		111,691,237

Cayman Islands - 1.50%
Noble Corporation*	113,000	4,341,460

China - 2.95%
China Petroleum & Chemical Corporation, ADR	143,000	5,476,900
Sino-Forest Corporation, Class A (A)*	830,000	1,837,405
Sinopec Zhenhai Refining & Chemical Company
Limited, H Shares (A)	1,040,000	1,247,819

		8,562,124

Ghana - 0.88%
Ashanti Goldfields Company Limited, GDR*	211,000	2,565,760

Greece - 1.09%
Stelmar Shipping Ltd.	109,800	3,167,730

Mexico - 1.59%
Cemex, S.A. de C.V., ADR	155,000	4,622,100

Norway - 0.21%
Kenor ASA (A)*	788,675	615,101

Peru - 2.34%
Compania de Minas Buenaventura S.A.A., ADR	235,000	6,791,500

South Africa - 7.42%
Anglo American Platinum Corporation Limited (A)	60,000	2,642,376
Impala Platinum Holdings Limited (A)	40,300	3,291,991
Mvelaphanda Resources Limited (A)	3,111,100	12,863,320
Sappi Limited, ADR	200,000	2,730,000

		21,527,687

United Kingdom - 1.36%
Randgold Resources Limited, ADR*	200,000	3,936,000

United States - 26.11%
ATP Oil & Gas Corporation*	400,000	2,560,000
Alcoa Incorporated	131,100	4,547,859
Arch Coal, Inc.	188,500	5,917,015
BJ Services Company*	114,000	4,932,780
Delta Petroleum Corporation*	202,000	2,172,510
Devon Energy Corporation	40,000	2,326,000
du Pont (E.I.) de Nemours and Company	39,000	1,646,580
KFx Inc.*	275,000	2,857,250
Marathon Oil Corporation	255,000	8,585,850
Murphy Oil Corporation	64,000	4,030,080
Newmont Mining Corporation	40,000	1,865,200
Peabody Energy Corporation	209,000	9,720,590
Pioneer Natural Resources Company*	50,000	1,615,000
Praxair, Inc.	37,000	1,373,440
Pride International, Inc.*	325,000	5,544,500
Smith International, Inc.*	103,000	5,511,530
Southwestern Energy Company*	100,000	2,412,000
Valero Energy Corporation	136,000	8,154,560

		75,772,744

TOTAL COMMON STOCKS AND WARRANTS - 96.00%		$278,537,459

(Cost: $240,946,103)

UNREALIZED GAIN (LOSS) ON OPEN FORWARD CURRENCY CONTRACTS - (0.45%)	Face Amount in Thousands

Canadian Dollar, 4-6-04 (D)	CAD 66,800	134,786
South African Rand, 4-6-04 (D)	ZAR 105,250	(982,232)
South African Rand, 5-12-04 (D)	48,548	(451,651)

		(1,299,097)

TOTAL SHORT-TERM SECURITIES - 2.70%		$7,827,697

(Cost: $7,827,697)

TOTAL INVESTMENT SECURITIES - 98.25%		$285,066,059

(Cost: $248,773,800)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.75%		5,076,731

NET ASSETS - 100.00%		$290,142,790

Notes to Schedule of Investments

*No dividends were paid during the preceding 12 months.
(A)	Listed on an exchange outside the United States.
(B)
Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2004, the total value of these securities amounted to $11,017,608 or 3.80% of net assets.

(C)	Each unit of Nevsun Resources Ltd. is exercisable into one common share and one-half of a common share purchase warrant of Nevsun Resources Ltd.
(D)	Principal amounts are denominated in the indicated foreign currency, were applicable (CAD - Canadian Dollar, ZAR - South African Rand).
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities

IVY GLOBAL NATURAL RESOURCES FUND
March 31, 2004
(In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $248,774) (Notes 1 and 3)	$285,066
Cash denominated in foreign currencies (cost - $297)	304
Receivables:
Investment securities sold	19,466
Fund shares sold	6,860
Dividends and interest	113
Prepaid and other assets	49

Total assets	311,858

LIABILITIES
Payable for investment securities purchased	20,627
Accrued management fee (Note 2)	617
Due to custodian	164
Payable to Fund shareholders	119
Accrued service fee (Note 2)	56
Accrued distribution fee (Note 2)	55
Accrued shareholder servicing (Note 2)	38
Accrued accounting and administrative services fees (Note 2)	8
Other	31

Total liabilities	21,715

Total net assets	$290,143

NET ASSETS
Capital paid in	$259,434
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(793)
Accumulated undistributed net realized loss on investment transactions	(4,790)
Net unrealized appreciation in value of investments	36,292

Net assets applicable to outstanding units of capital	$290,143

Net asset value per share (net assets divided by shares outstanding):
Class A	$17.63
Class B	$17.04
Class C	$16.72
Class Y	$17.66
Advisor Class	$17.47
Capital shares outstanding:
Class A	10,879
Class B	1,788
Class C	3,815
Class Y	201
Advisor Class	29

See Notes to Financial Statements.

Statement of Operations

IVY GLOBAL NATURAL RESOURCES FUND
(In Thousands)

	For the fiscal period ended 3-31-04	For the fiscal year ended 12-31-03

INVESTMENT LOSS
Income (Note 1B):
Dividends (net of foreign withholding taxes of $25 and $48)	$391	$648
Interest and amortization	64	34

Total income	455	682

Expenses (Note 2):
Investment management fee	541	273
Distribution fee:
Class B	47	86
Class C	89	81
Service fee:
Class A	88	79
Class B	16	28
Class C	30	27
Class Y	2	-	*
Shareholder servicing:
Class A	72	85
Class B	16	36
Class C	23	28
Class Y	1	-	*
Advisor Class	- *	3
Accounting and administrative services fees	22	54
Audit fees	22	33
Custodian fees	17	19
Legal fees	11	7
Registration fees	4	68
Other	24	323

Total	1,025	1,230
Less expenses in excess of voluntary limit (Note 2)	(3)	-

Total expenses	1,022	1,230

Net investment loss	(567)	(548)

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	4,332	613
Realized net gain (loss) on foreign currency transactions	116	(71)

Realized net gain on investments	4,448	542

Unrealized appreciation in value of securities during the period
	8,857	28,109
Unrealized depreciation in value of forward currency contracts during the period	(1,081)	(219)

Unrealized appreciation in value of investments during the period	7,776	27,890

Net gain on investments	12,224	28,432

Net increase in net assets resulting from operations	$11,657	$27,884

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Changes in Net Assets

IVY GLOBAL NATURAL RESOURCES FUND
(In Thousands)

	For the fiscal period ended 3-31-04	For the fiscal year ended 12-31-03	For the fiscal year ended 12-31-02

INCREASE IN NET ASSETS
Operations:
Net investment loss	$(567)	$(548)	$(347)
Realized net gain (loss) on investments	4,448	542	(1,363)
Unrealized appreciation	7,776	27,890	269

Net increase (decrease) in net assets resulting from operations	11,657	27,884	(1,441)

Distributions to shareholders from (Note 1F):(1)
Net investment income:
Class A	-	(267)	-
Class B	-	-	-
Class C	-	-	-
Class Y	-	(3)	N/A
Advisor Class	-	(4)	-
Realized gains on investment transactions:
Class A	-	-	(98)
Class B	-	-	-
Class C	-	-	(3)
Class Y	-	-	N/A
Advisor Class	-	-	(4)

	-	(274)	(105)

Capital share transactions (Note 5)	126,275	93,172	17,796

Total increase	137,932	120,782	16,250
NET ASSETS
Beginning of period	152,211	31,429	15,179

End of period	$290,143	$152,211	$31,429

Undistributed net investment loss	$(793)	$(1,119)	$(504)

(1)See "Financial Highlights" on pages 112 - 116.

See Notes to Financial Statements.

Financial Highlights

IVY GLOBAL NATURAL RESOURCES FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal period ended		For the fiscal year ended December 31,
	3-31-04		2003	2002		2001	2000	1999

Net asset value, beginning of period	$16.69		$11.50	$11.05		$9.74	$8.91	$6.32

Income (loss) from investment operations:
Net investment income (loss)	0.03		0.10	(0.11	)(1)	0.04 (1)	(0.07)	0.00 (1)
Net realized and unrealized gain on investments	0.91		5.14	0.63	(2)	1.45	0.95	2.59

Total from investment operations	0.94		5.24	0.52		1.49	0.88	2.59

Less distributions from:
Net investment income	(0.00)		(0.05)	(0.00)		(0.18)	(0.05)	(0.00)
Capital gains	(0.00)		(0.00)	(0.07)		(0.00)	(0.00)	(0.00)

Total distributions	(0.00)		(0.05)	(0.07)		(0.18)	(0.05)	(0.00)

Net asset value, end of period	$17.63		$16.69	$11.50		$11.05	$9.74	$8.91

Total return(3)	5.63%		45.61%	4.66	%(2)	15.40%	9.86%	40.98%
Net assets, end of period (in millions)	$192		$95	$17		$8	$6	$6
Ratio of expenses to average net assets including reimbursement	1.65	%(4)	1.89%	2.22%		2.25%	2.29%	2.16%
Ratio of net investment income (loss) to average net assets including reimbursement	-0.80	%(4)	-0.66%	-0.91%		0.38%	-0.69%	0.02%
Ratio of expenses to average net assets excluding reimbursement	N/A		N/A	2.38%		3.71%	4.54%	4.53%
Ratio of net investment loss to average net assets excluding reimbursement	N/A		N/A	-1.07%		-1.08%	-2.94%	-2.35%
Portfolio turnover rate	29%		58%	67%		169%	134%	157%

(1)Based on average shares outstanding.
(2)Includes redemption fees added to capital.
(3)Total return calculated without taking into account the sales load deducted on an initial purchase.
(4)Annualized.

See Notes to Financial Statements.

Financial Highlights

IVY GLOBAL NATURAL RESOURCES FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal period ended		For the fiscal year ended December 31,
	3-31-04		2003	2002		2001		2000	1999

Net asset value, beginning of period	$16.16		$11.19	$10.81		$9.56		$8.77	$6.27

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		(0.06)	(0.19	)(1)	(0.02	)(1)	(0.09)	(0.04	)(1)
Net realized and unrealized gain on investments	0.89		5.03	0.57		1.42		0.90	2.54

Total from investment operations	0.88		4.97	0.38		1.40		0.81	2.50

Less distributions from:
Net investment income	(0.00)		(0.00)	(0.00)		(0.15)		(0.02)	(0.00)
Capital gains	(0.00)		(0.00)	(0.00)		(0.00)		(0.00)	(0.00)

Total distributions	(0.00)		(0.00)	(0.00)		(0.15)		(0.02)	(0.00)

Net asset value, end of period	$17.04		$16.16	$11.19		$10.81		$9.56	$8.77

Total return	5.45%		44.42%	3.52%		14.73%		9.27%	39.87%
Net assets, end of period (in millions)	$30		$21	$9		$5		$3	$3
Ratio of expenses to average net assets including reimbursement	2.42	%(2)	2.90%	2.93%		2.87%		2.80%	2.71%
Ratio of net investment loss to average net assets including reimbursement	-1.59	%(2)	-1.54%	-1.62%		-0.24%		-1.20%	-0.53%
Ratio of expenses to average net assets excluding reimbursement	N/A		N/A	3.09%		4.33%		5.05%	5.08%
Ratio of net investment loss to average net assets excluding reimbursement	N/A		N/A	-1.78%		-1.70%		-3.45%	-2.90%
Portfolio turnover rate	29%		58%	67%		169%		134%	157%

(1)Based on average shares outstanding.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights

IVY GLOBAL NATURAL RESOURCES FUND
Class C Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal period ended		For the fiscal year ended December 31,
	3-31-04		2003	2002		2001		2000	1999

Net asset value, beginning of period	$15.86		$10.97	$10.61		$9.40		$8.63	$6.21

Income (loss) from investment operations:
Net investment income (loss)	(0.00)		0.04	(0.18	)(1)	(0.02	)(1)	(0.07)	(0.04	)(1)
Net realized and unrealized gain on investments	0.86		4.85	0.55		1.39		0.89	2.46

Total from investment operations	0.86		4.89	0.37		1.37		0.82	2.42

Less distributions from:
Net investment income	(0.00)		(0.00)	(0.00)		(0.16)		(0.05)	(0.00)
Capital gains	(0.00)		(0.00)	(0.01)		(0.00)		(0.00)	(0.00)

Total distributions	(0.00)		(0.00)	(0.01)		(0.16)		(0.05)	(0.00)

Net asset value, end of period	$16.72		$15.86	$10.97		$10.61		$9.40	$8.63

Total return	5.42%		44.58%	3.46%		14.62%		9.49%	38.97%
Net assets, end of period (in thousands)	$63,783		$33,738	$5,189		$1,788		$715	$472
Ratio of expenses to average net assets including reimbursement	2.38	%(2)	2.65%	2.94%		2.86%		2.70%	2.73%
Ratio of net investment loss to average net assets including reimbursement	-1.54	%(2)	-1.48%	-1.64%		-0.23%		-1.10%	-0.55%
Ratio of expenses to average net assets excluding reimbursement	N/A		N/A	3.10%		4.32%		4.95%	5.10%
Ratio of net investment loss to average net assets excluding reimbursement	N/A		N/A	-1.80%		-1.69%		-3.35%	-2.92%
Portfolio turnover rate	29%		58%	67%		169%		134%	157%

(1)Based on average shares outstanding.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights

IVY GLOBAL NATURAL RESOURCES FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal period ended 3-31-04		For the period from 7-24-03 (1) to 12-31-03

Net asset value, beginning of period	$16.70		$12.60

Income from investment operations:
Net investment income	0.01		(0.00)
Net realized and unrealized gain on investments	0.95		4.16

Total from investment operations	0.96		4.16

Less distributions from:
Net investment income	(0.00)		(0.06)
Capital gains	(0.00)		(0.00)

Total distributions	(0.00)		(0.06)

Net asset value, end of period	$17.66		$16.70

Total return	5.75%		33.03%
Net assets, end of period (in millions)	$4		$1
Ratio of expenses to average net assets including reimbursement	1.20	%(2)	1.39	%(2)
Ratio of net investment loss to average net assets including reimbursement	-0.35	%(2)	-0.54	%(2)
Ratio of expenses to average net assets excluding reimbursement	1.63	%(2)	N/A
Ratio of net investment loss to average net assets excluding reimbursement	-0.79	%(2)	N/A
Portfolio turnover rate	29%		58	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the 12 months ended December 31, 2003.

See Notes to Financial Statements.

Financial Highlights

IVY GLOBAL NATURAL RESOURCES FUND
Advisor Class Shares(1)
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal period ended		For the fiscal year ended December 31,				For the period from 4-8-99 (2) to
	3-31-04		2003	2002	2001	2000	12-31-99

Net asset value, beginning of period	$16.54		$11.43	$11.02	$9.74	$8.90	$7.00

Income (loss) from investment operations:
Net investment income (loss)	(0.03)		(0.58)	(0.07)	0.09 (3)	(0.05)	0.02	(3)
Net realized and unrealized gain on investments	0.96		5.78	0.56	1.43	0.95	1.88

Total from investment operations	0.93		5.20	0.49	1.52	0.90	1.90

Less distributions from:
Net investment income	(0.00)		(0.09)	(0.00)	(0.24)	(0.06)	(0.00)
Capital gains	(0.00)		(0.00)	(0.08)	(0.00)	(0.00)	(0.00)

Total distributions	(0.00)		(0.09)	(0.08)	(0.24)	(0.06)	(0.00)

Net asset value, end of period	$17.47		$16.54	$11.43	$11.02	$9.74	$8.90

Total return	5.62%		45.55%	4.46%	15.71%	10.17%	27.14%
Net assets, end of period (in thousands)	$512		$484	$570	$465	$22	$26
Ratio of expenses to average net assets including reimbursement	1.57	%(4)	2.19%	1.82%	1.78%	2.02%	1.87	%(4)
Ratio of net investment income (loss) to average net assets including reimbursement	-0.74	%(4)	-0.41%	-0.51%	0.85%	-0.42%	0.31	%(4)
Ratio of expenses to average net assets excluding reimbursement	N/A		N/A	1.98%	3.24%	4.27%	4.24	%(4)
Ratio of net investment loss to average net assets excluding reimbursement	N/A		N/A	-0.67%	-0.61%	-2.67%	-2.06	%(4)
Portfolio turnover rate	29%		58%	67%	169%	134%	157	%(5)

(1)See Note 5 to financial statements.
(2)Commencement of operations of the class.
(3)Based on average shares outstanding.
(4)Annualized.
(5)For the 12 months ended December 31, 1999.

See Notes to Financial Statements.

Manager's Discussion of Ivy International Fund

      March 31, 2004

An interview with Thomas A. Mengel, portfolio manager of Ivy International Fund

The following discussion provides you with information regarding the Fund's performance during the 12 months ended March 31, 2004, while the following graphs and tables provide you with information regarding the Fund's performance for the fiscal period ended March 31, 2004. The Fund's Board of Trustees recently approved a change in the Fund's fiscal year end from December 31 to March 31.

How did the Fund perform during the last 12 months?
The Fund showed a positive return for the period, but lagged its benchmark index. The Class A shares of the Fund increased 39.30 percent for the year before the impact of sales load, and, after the impact of sales load, increased 31.29 percent. In comparison, the Morgan Stanley Capital International EAFE Index (Europe, Australia, Far East - the index that generally reflects the performance of the international securities markets) increased 57.54 percent during the year, and the Lipper International Funds Universe Average (reflecting the performance of the universe of funds with similar objectives) increased 53.37 percent. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark index and the Lipper category do not reflect a sales load.

Why did the Fund lag its benchmark index during the last 12 months?
We believe that three factors contributed to underperformance. First, our stock selection lagged the benchmark return. Second, we were underweight in Japan during the fiscal year. And third, we did not participate in the broad high-beta (lower quality) stock rally, preferring instead to focus on what we felt were well-managed companies in healthy sectors.

What other market conditions or events influenced the Fund's performance during the last 12 months?
Early in 2003, global geopolitical concerns regarding the Iraq War triggered extreme global market volatility and risk aversion. Continental Europe suffered some of the weakest equity markets, due to their inflexible corporate legal structure and labor markets. In March of 2003, Asian consumer markets were shocked by an outbreak of SARS (atypical pneumonia) that depressed travel and retail sectors through July.

Generally, government policy responses, in our view, were prompt and appropriate. Where possible, fiscal policy was tapped in an effort to create business demand or encourage business and consumer activity. Central banks continued to ease monetary policy during these difficult times, providing reassurance to global investors and helping to set the stage for an impressive stock market rally that began in the spring of 2003.

By August, the global growth outlook had improved significantly. Both the United States and China were growing above trend, creating enormous export demand across Asia and Europe. China also benefited from a broad increase in outsourcing demand, as production facilities were shifted to China in an effort to take advantage of that country's low labor costs. A capital spending replacement cycle further boosted demand for technology equipment. Low interest rates and abundant credit fueled strong housing and auto spending in many countries, despite lagging job growth in most.

Late in the period, global investors grew more concerned about rising energy prices and the possibility of slower economic growth in China as the government of that country sought to address areas of imbalance.

What strategies and techniques did you employ that specifically affected the Fund's performance?
During several periods throughout the year, the Japanese stock index outperformed other major markets, in anticipation of global reflation. Still, we believe there has been little progress on structural financial reform in Japan and that serious risks remain. As a result, we underweighted this market during the last 12 months.

Early in the year, we increased our equity exposure as broad market sentiment improved, but we chose to maintain our preference for what we saw as well-managed companies in healthy sectors rather than join the high-beta trend that was initially driving stock prices higher.

Late in the period, we trimmed exposure to emerging markets and the technology sector due to higher valuations.

What areas did you emphasize during the last 12 months, and what looks attractive to you going forward?
We have continued to emphasize growth companies in Continental Europe that we believe benefit from the global recovery, especially export companies that we feel enjoy a solid competitive position. We have avoided domestic-demand related shares in core Europe, where consumer spending remains very weak. In Britain, we originally focused on growth stocks that we felt benefited from the relatively strong domestic economy, but have cautiously trimmed our holdings because the country has now entered a modest interest-rate-increase cycle. Despite continuing imbalances within Japan's economy, we believe that strong regional export demand is beginning to translate into a better domestic economy. We have increased our exposure to domestic-demand related shares in Japan as deflationary forces appear to be less severe. Our Asian weights are moderate, concentrated on industry leaders that we believe should benefit from continued strong Chinese business demand. We remain alert to signs of over-leveraged households in several countries, especially those with recent housing booms sparked by extremely low interest rates.

We intend to remain flexible with our geographic and sector allocations, responding to future developments in global financial markets. In the current environment, we think sustainable U.S. economic growth remains the most important prerequisite for rising global equity markets. Capital spending plans may continue to be supportive, but we believe that U.S. consumer spending power must be maintained. Longer term, we feel that U.S. employment growth is key. In our view, these critical U.S. macroeconomic issues will dictate the form and pace of global growth this year.

We intend to closely monitor Continental Europe for any signs of corporate financial strain that could develop if the euro were to strengthen dramatically beyond its current level. Similarly, we believe that any significant yen strengthening could be a detriment to Japan's economic stabilization efforts. If the U.S. dollar weakens significantly further, we anticipate a period of broad currency volatility that is typically associated with currency extremes.

The difficult business climate of the last few years has forced many foreign companies to accelerate restructuring efforts, especially across Europe. This positive improvement should, in our view, be an important focus for investors as the broader economic and financial environment improves. We continue to believe that foreign equity investments provide important long-term portfolio diversification for our shareholders.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

Ivy International Fund, Class A Shares(1)	$12,288
Morgan Stanley Capital International EAFE Index	$14,989
Lipper International Funds Universe Average	$17,078

		Ivy International Fund, Class A Shares	Morgan Stanley Capital International EAFE Index	Lipper International Funds Universe Average
DEC 31	1994	9,425	10,000	10,000
DEC 31	1995	10,617	11,121	11,090
DEC 31	1996	12,710	11,794	12,609
DEC 31	1997	14,030	12,003	13,441
DEC 31	1998	15,060	14,404	15,182
DEC 31	1999	18,230	18,288	21,419
DEC 31	2000	15,084	15,697	18,347
DEC 31	2001	11,912	12,331	14,511
DEC 31	2002	9,415	10,365	12,141
DEC 31	2003	11,885	14,365	16,351
MAR 31	2004	12,288	14,989	17,078

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

	Class A	Class B	Class C	Class Y	Advisor Class(3)	Class I(3)
1-year period ended 3-31-04	31.29%	33.90%	37.93%	-	37.88%	39.77%
5-year period ended 3-31-04	-5.65%	-5.63%	-5.49%	-	-	-4.27%
10-year period ended 3-31-04	2.78%	2.43%	-	-	-	3.63%
Since inception of Class through 3-31-04(4)	-	-	0.08%	-	2.73%	-
Cumulative return since inception of Class through 3-31-04(4)	-	-	-	20.69%	-	-

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.)

(3)Advsior Class shares and Class I shares are no longer available for investment.

(4)4-30-96 for Class C shares, 7-24-03 for Class Y shares and 8-31-00 for Advisor Class shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

SHAREHOLDER SUMMARY OF IVY INTERNATIONAL FUND

Portfolio Highlights

On March 31, 2004, the Fund had net assets totaling $185,703,205 invested in a diversified portfolio of:

99.44%	Common Stocks
0.56%	Cash and Cash Equivalents

As a shareholder of the Fund, for every $100 you had invested on March 31, 2004, your Fund was invested by geographic region and by industry, respectively, as follows:

Europe	$63.47
Pacific Basin	$27.64
Scandinavia	$3.75
Canada	$2.09
United States	$2.09
Cash and Cash Equivalents	$0.56
Mexico	$0.40

Financial Services Stocks	$27.76
Consumer Goods Stocks	$13.47
Technology Stocks	$7.80
Retail Stocks	$7.77
Consumer Services Stocks	$7.51
Health Care Stocks	$6.09
Capital Goods Stocks	$5.34
Multi-Industry Stocks	$4.88
Business Equipment and Services Stocks	$4.76
Energy Stocks	$4.49
Raw Materials Stocks	$4.47
Utilities Stocks	$4.42
Shelter Stocks	$0.68
Cash and Cash Equivalents	$0.56

The Investments of Ivy International Fund
March 31, 2004
COMMON STOCKS	Shares	Value

Australia - 3.11%
Australia and New Zealand Banking Group Limited (A)	74,700	$1,080,505
News Corporation Limited (The) (A)	400,512	3,599,386
Westpac Banking Corporation (A)	82,000	1,097,889

		5,777,780

Austria - 2.23%
Erste Bank der oesterreichischen Sparkassen AG (A)	27,650	4,140,336

Canada - 2.09%
EnCana Corporation (A)	55,100	2,384,442
Shoppers Drug Mart Corporation (A)(B)*	62,350	1,489,261

		3,873,703

Finland - 1.15%
Nokia Corporation (A)	104,000	2,132,665

France - 7.20%
AXA (A)	70,000	1,461,265
France Telecom (A)*	35,700	913,781
Lafarge (A)	14,000	1,133,384
Pernod Ricard (A)	18,550	2,257,731
Schneider Electric SA (A)	29,000	1,889,588
TF1 (A)	39,000	1,238,940
THOMSON (A)	50,000	922,665
Total S.A. (A)	19,324	3,549,285

		13,366,639

Germany - 11.48%
Allianz Aktiengesellschaft, Registered Shares (A)	37,000	4,039,772
BASF Aktiengesellschaft (A)	40,000	2,035,886
Fresenius AG (A)	5,430	381,847
Henkel Kommanditgesellschaft auf Aktien (A)	39,000	3,212,422
Munchener Ruckversicherungs - Gesellschaft Aktiengesellschaft (A)	7,000	777,534
PUMA Aktiengesellschaft Rudolf Dassler Sport (A)	23,320	5,131,860
SAP Aktiengesellschaft (A)	16,320	2,568,167
Siemens AG (A)	42,972	3,177,711

		21,325,199

Hong Kong - 0.45%
Hutchison Whampoa Limited, Ordinary Shares (A)	116,000	833,590

Ireland - 1.69%
DEPFA BANK plc (A)(B)	20,000	3,133,740

Italy - 3.46%
Banca Nazionale Lavoro S.p.A. (A)*	766,500	1,738,608
Banco Popolare di Verona e Novara S.c.a r.l. (A)	65,130	1,060,138
Eni S.p.A. (A)	120,000	2,413,558
Mediaset S.p.A. (A)	110,000	1,221,163

		6,433,467

Japan - 22.14%
ACOM CO., LTD. (A)	20,000	1,459,013
Asahi Glass Company, Limited (A)	148,000	1,596,775
Canon Inc. (A)	40,970	2,119,680
Dentsu Inc. (A)	860	2,625,072
Funai Electric Co., Ltd. (A)	8,000	1,159,532
Honda Motor Co., Ltd. (A)	22,500	1,036,667
Hoya Corporation (A)	15,000	1,461,413
iShares MSCI Japan Index Fund	400,000	4,348,000
Ito-Yokado Co., Ltd. (A)	50,000	2,274,909
Kao Corporation (A)	87,000	1,987,522
Mitsui & Co., Ltd (A)	119,000	1,066,865
Mitsui Fudosan Co., Ltd. (A)	100,000	1,256,479
Mitsui Trust Holdings, Inc. (A)*	164,000	1,131,849
NEC Electronics Corporation (A)	20,000	1,535,803
NIDEC Corporation (A)	9,500	986,658
NTT DoCoMo, Inc. (A)	890	1,964,869
Nippon Telegraph and Telephone Corporation (A)	360	2,038,779
Nippon Television Network Corporation (A)	4,800	856,518
Nomura Holdings, Inc. (A)	236,300	4,298,219
Sumitomo Mitsui Financial Group, Inc. (A)	190	1,404,300
Takeda Chemical Industries, Ltd. (A)	33,000	1,469,764
Toyota Motor Corporation (A)	54,200	2,018,583
UFJ Holdings, Inc. (A)*	160	1,016,702

		41,113,971

Korea - 1.94%
LG Chem, Ltd. (A)	25,000	1,171,006
Samsung Electronics Co., Ltd. (A)	4,890	2,439,775

		3,610,781

Mexico - 0.40%
Cemex, S.A. de C.V., ADR	25,000	745,500

Netherlands - 4.09%
Euronext N.V. (A)	61,770	1,841,546
ING Groep N.V., Certicaaten Van Aandelen (A)	130,000	2,857,618
Koninklijke Philips Electronics N.V., Ordinary Shares (A)	100,000	2,892,778

		7,591,942

Sweden - 2.60%
Skandinaviska Enskilda Banken AB (A)	100,000	1,464,003
Telefonaktiebolaget LM Ericsson, Class B (A)*	1,217,050	3,370,034

		4,834,037

Switzerland - 12.23%
ABB Ltd (A)*	232,000	1,367,290
Baloise-Holding, Registered Shares (A)	50,350	2,109,337
Clariant Ltd., Registered Shares (A)*	70,000	988,560
Credit Suisse Group, Registered Shares (A)	125,600	4,350,170
Nestle S.A., Registered Shares (A)	11,550	2,943,314
Novartis AG, Registered Shares (A)	86,590	3,675,378
Roche Holdings AG, Genussschein (A)	9,000	878,698
Serono S.A., Class B (A)	1,000	616,963
Synthes-Stratec, Inc. (A)	1,240	1,270,817
Tecan Group, Ltd., Registered Shares (A)	20,000	755,819
UBS AG (A)	50,570	3,754,349

		22,710,695

United Kingdom - 21.09%
Anglo Irish Bank Corporation plc (A)	186,719	2,984,180
British American Tobacco p.l.c. (A)	64,200	967,035
British Sky Broadcasting Group plc (A)*	324,370	4,050,225
Compass Group PLC (A)	577,700	3,811,362
Diageo plc (A)	91,000	1,187,343
GlaxoSmithKline plc (A)	114,660	2,253,574
ITV plc (A)*	550,000	1,348,710
NEXT plc (A)	96,920	2,550,575
Reckitt Benckiser plc (A)	101,122	2,502,975
Reuters Group PLC (A)	230,250	1,639,832
Rio Tinto plc (A)	36,260	895,507
Royal Bank of Scotland Group plc (The) (A)	84,900	2,590,484
Standard Chartered PLC (A)	104,930	1,759,165
Taylor Nelson Sofres plc (A)	54,010	194,316
tesco plc (A)	950,000	4,296,410
Vodafone Group Plc (A)	1,392,700	3,299,844
WPP Group plc (A)	280,000	2,836,638

		39,168,175

United States - 2.09%
iShares MSCI Pacific ex-Japan Index Fund	50,000	3,873,500

TOTAL COMMON STOCKS - 99.44%		$184,665,720

(Cost: $158,720,147)

TOTAL SHORT-TERM SECURITIES - 0.50%		$920,000

(Cost: $920,000)

TOTAL INVESTMENT SECURITIES - 99.94%		$185,585,720

(Cost: $159,640,147)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.06%		117,485

NET ASSETS - 100.00%		$185,703,205

Notes to Schedule of Investments

*No dividends were paid during the preceding 12 months.
(A)	Listed on an exchange outside the United States.
(B)
Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2004, the total value of these securities amounted to $4,623,001 or 2.49% of net assets.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities

IVY INTERNATIONAL FUND
March 31, 2004
(In Thousands, Except for Per Share and Share Amounts)

ASSETS
Investment securities - at value (cost - $159,640) (Notes 1 and 3)	$185,586
Receivables:
Dividends and interest	873
Fund shares sold	162
Prepaid and other assets	5

Total assets	186,626

LIABILITIES
Due to custodian	276
Payable to Fund shareholders	251
Accrued management fee (Note 2)	158
Accrued shareholder servicing (Note 2)	75
Accrued distribution fee (Note 2)	38
Accrued service fee (Note 2)	33
Accrued accounting and administrative services fees (Note 2)	6
Other	86

Total liabilities	923

Total net assets	$185,703

NET ASSETS
Capital paid in	$470,811
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(52)
Accumulated undistributed net realized loss on investment transactions	(311,038)
Net unrealized appreciation in value of investments	25,982

Net assets applicable to outstanding units of capital	$185,703

Net asset value per share (net assets divided by shares outstanding):
Class A	$21.34
Class B	$20.12
Class C	$20.00
Class Y	$21.35
Advisor Class	$21.66
Class I	$21.58
Capital shares outstanding:
Class A	5,854,735
Class B	2,435,190
Class C	549,047
Class Y	6,561
Advisor Class	24
Class I	31,020

See Notes to Financial Statements.

Statement of Operations

IVY INTERNATIONAL FUND
(In Thousands)

	For the fiscal period ended 3-31-04		For the fiscal year ended 12-31-03

INVESTMENT LOSS
Income (Note 1B):
Dividends (net of foreign withholding taxes of $150 and $916)	$668		$3,249
Interest and amortization	8		151

Total income	676		3,400

Expenses (Note 2):
Investment management fee	478		1,936
Shareholder servicing:
Class A	61		338
Class B	55		278
Class C	10		56
Class Y	-	*	1
Advisor Class	-	*	-	*
Class I	-	*	2
Distribution fee:
Class B	97		437
Class C	21		94
Service fee:
Class A	59		232
Class B	32		146
Class C	7		31
Class Y	-	*	-	*
Administrative fee:
Class A	-		50
Class B	-		25
Class C	-		6
Class Y	-		-	*
Advisor Class	-		-	*
Class I	-		-	*
Legal fees	29		46
Audit fees	24		9
Accounting and administrative services fees	19		92
Custodian fees	4		82
Other	72		351

Total expenses	968		4,212

Net investment loss	(292)			(812)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain (loss) on securities	4,620	(32,952)
Realized net gain (loss) on foreign currency transactions	143	(122)

Realized net gain (loss) on investments	4,763	(33,074)
Unrealized appreciation in value of investments during the period	1,782	77,768

Net gain on investments	6,545	44,694

Net increase in net assets resulting from operations	$6,253	$43,882

*Not shown due to rounding.

Statement of Changes in Net Assets

IVY INTERNATIONAL FUND
(In Thousands)

	For the fiscal period ended 3-31-04	For the fiscal year ended 12-31-03	For the fiscal year ended 12-31-02

DECREASE IN NET ASSETS
Operations:
Net investment loss	$(292)	$(812)	$(64)
Realized net gain (loss) on investments	4,763	(33,074)	(123,678)
Unrealized appreciation	1,782	77,768	49,688

Net increase (decrease) in net assets resulting from operations	6,253	43,882	(74,054)

Distributions to shareholders from (Note 1F):(1)
Net investment income:
Class A	-	-	-
Class B	-	-	-
Class C	-	-	-
Class Y	-	-	N/A
Advisor Class	-	-	-
Class I	-	-	-
Realized gains on investment transactions:
Class A	-	-	(22)
Class B	-	-	(12)
Class C	-	-	(2)
Class Y	-	-	N/A
Advisor Class	-	-	-
Class I	-	-	(1)

	-	-	(37)

Capital share transactions (Note 5)	(11,627)	(62,837)	(240,846)

Total decrease	(5,374)	(18,955)	(314,937)
NET ASSETS
Beginning of period	191,077	210,032	524,969

End of period	$185,703	$191,077	$210,032

Undistributed net investment loss	$(52)	$(52)	$(182)

(1)See "Financial Highlights" on pages 130 - 135.

See Notes to Financial Statements.

Financial Highlights

IVY INTERNATIONAL FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal period ended		For the fiscal year ended December 31,
	3-31-04		2003	2002		2001		2000	1999

Net asset value, beginning of period	$20.64		$16.35	$20.69		$26.20		$47.09	$41.20

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		(0.02)	0.06	(1)	0.05		0.19	0.30
Net realized and unrealized gain (loss) on investments	0.71		4.31	(4.40	)(2)	(5.56	)(2)	(12.44)	8.31

Total from investment operations	0.70		4.29	(4.34)		(5.51)		(12.25)	8.61

Less distributions from:
Net investment income	(0.00)		(0.00)	(0.00)		(0.00)		(0.04)	(0.24)
Capital gains	(0.00)		(0.00)	(0.00)		(0.00)		(8.60)	(2.48)

Total distributions	(0.00)		(0.00)	(0.00)		(0.00)		(8.64)	(2.72)

Net asset value, end of period	$21.34		$20.64	$16.35		$20.69		$26.20	$47.09

Total return(3)	3.39%		26.24%	-20.96	%(2)	-21.03	%(2)	-17.26%	21.05%
Net assets, end of period (in millions)	$125		$124	$127		$345		$588	$1,574
Ratio of expenses to average net assets including reimbursement	1.69	%(4)	1.81%	1.89%		1.60%		1.66%	1.66%
Ratio of net investment income (loss) to average net assets including reimbursement	-0.26	%(4)	-0.07%	0.32%		0.18%		0.37%	0.63%
Ratio of expenses to average net assets excluding reimbursement	N/A		N/A	1.89%		1.66%		N/A	N/A
Ratio of net investment income to average net assets excluding reimbursement	N/A		N/A	0.32%		0.12%		N/A	N/A
Portfolio turnover rate	27%		136%	34%		43%		91%	7%

(1)Based on average shares outstanding.
(2)Includes redemption fees added to capital.
(3)Total return calculated without taking into account the sales load deducted on an initial purchase.
(4)Annualized.

See Notes to Financial Statements.

Financial Highlights

IVY INTERNATIONAL FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal period ended		For the fiscal year ended December 31,
	3-31-04		2003	2002		2001	2000	1999

Net asset value, beginning of period	$19.52		$15.62	$20.03		$25.64	$46.78	$40.97

Income (loss) from investment operations:
Net investment loss	(0.07)		(0.23)	(0.12	)(1)	(0.21)	(0.17)	(0.06)
Net realized and unrealized gain (loss) on investments	0.67		4.13	(4.29)		(5.40)	(12.33)	8.27

Total from investment operations	0.60		3.90	(4.41)		(5.61)	(12.50)	8.21

Less distributions from:
Net investment income	(0.00)		(0.00)	(0.00)		(0.00)	(0.04)	(0.00)
Capital gains	(0.00)		(0.00)	(0.00)		(0.00)	(8.60)	(2.40)

Total distributions	(0.00)		(0.00)	(0.00)		(0.00)	(8.64)	(2.40)

Net asset value, end of period	$20.12		$19.52	$15.62		$20.03	$25.64	$46.78

Total return	3.08%		24.97%	-22.00%		-21.88%	-17.95%	20.15%
Net assets, end of period (in millions)	$49		$55	$68		$137	$281	$541
Ratio of expenses to average net assets including reimbursement	2.75	%(2)	2.84%	2.85%		2.54%	2.50%	2.42%
Ratio of net investment loss to average net assets including reimbursement	-1.35	%(2)	-1.06%	-0.64%		-0.76%	-0.47%	-0.13%
Ratio of expenses to average net assets excluding reimbursement	N/A		N/A	2.85%		2.60%	N/A	N/A
Ratio of net investment loss to average net assets excluding reimbursement	N/A		N/A	-0.64%		-0.82%	N/A	N/A
Portfolio turnover rate	27%		136%	34%		43%	91%	7%

(1)Based on average shares outstanding.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights

IVY INTERNATIONAL FUND
Class C Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal period ended		For the fiscal year ended December 31,
	3-31-04		2003	2002		2001	2000	1999

Net asset value, beginning of period	$19.39		$15.52	$19.90		$25.46	$46.57	$40.79

Income (loss) from investment operations:
Net investment loss	(0.07)		(0.20)	(0.11	)(1)	(0.21)	(0.19)	(0.05)
Net realized and unrealized gain (loss) on investments	0.68		4.07	(4.27)		(5.35)	(12.28)	8.23

Total from investment operations	0.61		3.87	(4.38)		(5.56)	(12.47)	8.18

Less distributions from:
Net investment income	(0.00)		(0.00)	(0.00)		(0.00)	(0.04)	(0.00)
Capital gains	(0.00)		(0.00)	(0.00)		(0.00)	(8.60)	(2.40)

Total distributions	(0.00)		(0.00)	(0.00)		(0.00)	(8.64)	(2.40)

Net asset value, end of period	$20.00		$19.39	$15.52		$19.90	$25.46	$46.57

Total return	3.15%		24.94%	-22.00%		-21.84%	-17.97%	20.16%
Net assets, end of period (in millions)	$11		$12	$14		$26	$57	$143
Ratio of expenses to average net assets including reimbursement	2.67	%(2)	2.80%	2.83%		2.54%	2.49%	2.42%
Ratio of net investment loss to average net assets including reimbursement	-1.25	%(2)	-0.94%	-0.62%		-0.76%	-0.46%	-0.13%
Ratio of expenses to average net assets excluding reimbursement	N/A		N/A	2.83%		2.60%	N/A	N/A
Ratio of net investment loss to average net assets excluding reimbursement	N/A		N/A	-0.62%		-0.82%	N/A	N/A
Portfolio turnover rate	27%		136%	34%		43%	91%	7%

(1)Based on average shares outstanding.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights

IVY INTERNATIONAL FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal period ended		For the period from 7-24-03(1) to
	3-31-04		12-31-03

Net asset value, beginning of period	$20.65		$17.69

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		0.02
Net realized and unrealized gain on investments	0.72		2.94

Total from investment operations	0.70		2.96

Less distributions from:
Net investment income	(0.00)		(0.00)
Capital gains	(0.00)		(0.00)

Total distributions	(0.00)		(0.00)

Net asset value, end of period	$21.35		$20.65

Total return	3.39%		16.73%
Net assets, end of period (in thousands)	$140		$135
Ratio of expenses to average net assets	1.76	%(2)	0.59	%(2)
Ratio of net investment income (loss) to average net assets	-0.32	%(2)	0.24	%(2)
Portfolio turnover rate	27%		136	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the 12 months ended December 31, 2003.

See Notes to Financial Statements.

Financial Highlights

IVY INTERNATIONAL FUND
Advisor Class Shares(1)
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal period ended		For the fiscal year ended December 31,			For the period from 8-31-00(3) to
	3-31-04		2003	2002(2)	2001	12-31-00

Net asset value, beginning of period	$21.00		$16.85	$20.67	$26.25	$40.05

Income (loss) from investment operations:
Net investment income (loss)	(0.08)		(1.00)	(0.24)	0.01	0.02
Net realized and unrealized gain (loss) on investments	0.74		5.15	(3.58)	(5.59)	(5.18)

Total from investment operations	0.66		4.15	(3.82)	(5.58)	(5.16)

Less distributions from:
Net investment income	(0.00)		(0.00)	(0.00)	(0.00)	(0.04)
Capital gains	(0.00)		(0.00)	(0.00)	(0.00)	(8.60)

Total distributions	(0.00)		(0.00)	(0.00)	(0.00)	(8.64)

Net asset value, end of period	$21.66		$21.00	$16.85	$20.67	$26.25

Total return	3.14%		25.00%	-18.71%	-21.26%	-12.09%
Net assets, end of period (in thousands)	$1		$1	$2	$5	$4
Ratio of expenses to average net assets including reimbursement	2.35	%(4)	2.72%	3.46%	1.69%	2.10	%(4)
Ratio of net investment income (loss) to average net assets including reimbursement	-1.58	%(4)	-0.98%	-1.24%	0.09%	-0.08	%(4)
Ratio of expenses to average net assets excluding reimbursement	N/A		N/A	3.46%	1.75%	N/A
Ratio of net investment income (loss) to average net assets excluding reimbursement	N/A		N/A	-1.24%	0.03%	N/A
Portfolio turnover rate	27%		136%	34%	43%	91	%(5)

(1)See Note 5 to financial statements.
(2)Advisor Class Shares were outstanding for the period from 1-1-02 through 6-11-02 and from 7-3-02 through 12-31-02.
(3)Commencement of operations of the class.
(4)Annualized.
(5)For the 12 months ended December 31, 2000.

See Notes to Financial Statements.

Financial Highlights

IVY INTERNATIONAL FUND
Class I Shares(1)
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal period ended		For the fiscal year ended December 31,
	3-31-04		2003	2002	2001	2000	1999

Net asset value, beginning of period	$20.86		$16.48	$20.85	$26.35	$47.09	$41.21

Income (loss) from investment operations:
Net investment income (loss)	0.00		(0.08)	0.14 (2)	0.15	0.64	0.52
Net realized and unrealized gain (loss) on investments	0.72		4.46	(4.51)	(5.65)	(12.74)	8.34

Total from investment operations	0.72		4.38	(4.37)	(5.50)	(12.10)	8.86

Less distributions from:
Net investment income	(0.00)		(0.00)	(0.00)	(0.00)	(0.04)	(0.42)
Capital gains	(0.00)		(0.00)	(0.00)	(0.00)	(8.60)	(2.56)

Total distributions	(0.00)		(0.00)	(0.00)	(0.00)	(8.64)	(2.98)

Net asset value, end of period	$21.58		$20.86	$16.48	$20.85	$26.35	$47.09

Total return	3.45%		26.58%	-20.95%	-20.87%	-16.92%	21.66%
Net assets, end of period (in thousands)	$669		$684	$1,304	$17,062	$33,907	$166,816
Ratio of expenses to average net assets including reimbursement	1.38	%(3)	1.66%	1.51%	1.24%	1.24%	1.18%
Ratio of net investment income to average net assets including reimbursement	0.04	%(3)	0.06%	0.70%	0.54%	0.79%	1.11%
Ratio of expenses to average net assets excluding reimbursement	N/A		N/A	1.51%	1.30%	N/A	N/A
Ratio of net investment income to average net assets excluding reimbursement	N/A		N/A	0.70%	0.48%	N/A	N/A
Portfolio turnover rate	27%		136%	34%	43%	91%	7%

(1)See Note 5 to financial statements.
(2)Based on average shares outstanding.
(3)Annualized.

See Notes to Financial Statements.

Managers' Discussion of
Ivy International Balanced Fund

      March 31, 2004

The Ivy International Balanced Fund is subadvised by Templeton Investment Counsel, LLC. The following is an interview with E. Tucker Scott III and Alexander C. Calvo, portfolio managers of the Fund

The following discussion provides you with information regarding the Fund's performance during the 12 months ended March 31, 2004, while the following graphs and tables provide you with information regarding the Fund's performance for the fiscal period ended March 31, 2004. The Fund's Board of Trustees recently approved a change in the Fund's fiscal year end from September 30 to March 31.

As you likely know, the Advantus International Balanced Fund merged into the Ivy International Balanced Fund on December 8, 2003. The performance shown for periods prior to this date is that of the Advantus International Balanced Fund Class A shares, restated to reflect current sales charges applicable to Ivy International Balanced Fund Class A shares. Performance has not been restated to reflect the fees and expenses applicable to the Ivy International Balanced Fund. If these expenses were reflected, performance shown would differ.

How did the Fund perform during the last 12 months?
The Class A shares of the Fund increased 48.17 percent for the year before the impact of sales load, and, after the impact of sales load, increased 39.65 percent. In comparison, the Morgan Stanley Capital International EAFE Index (Europe, Australia, Far East - the index that generally reflects the performance of the international securities markets) increased 57.54 percent during the year, the J.P. Morgan Non-U.S. Government Bond Index (the index that generally reflects the performance of international government bonds) increased 16.22 percent, and the Lipper Global Flexible Portfolio Funds Universe Average (reflecting the performance of the universe of funds with similar objectives) increased 34.65 percent. In prior years, in addition to the indexes being presented, the Fund was compared against a blended index of 60% Morgan Stanley Capital International EAFE Index and 40% J.P. Morgan Non-U.S. Government Bond Index. We do not believe that comparing the Fund's performance to this blended index is necessary in order to provide an accurate basis for comparing the Fund's performance to the types of securities in which the Fund invests. This blended index will be presented in this year's report for comparison purposes. A variety of indexes is presented because the Fund invests in stocks, bonds and other instruments. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark index and the Lipper category do not reflect a sales load.

What factors affected performance relative to the benchmark indexes during the last 12 months?
On a relative basis, our underweighting of financials, primarily strong diversified financials/banks, hurt performance. Overall stock selection was the largest positive contributor to equity performance, with an absolute contribution from all 10 sectors included in the Morgan Stanley Capital International EAFE Index. Our overweighting of industrials and materials contributed most significantly in both absolute and relative terms, followed by significant contributions from our holdings within telecommunication services, information technology, utilities and energy. Geographically, our European holdings delivered solid investment results, as did our exposure to developing market countries.

The fixed-income portion of the Fund benefited from key overweight positions relative to the index during the period. Specifically, the global allocation benefited from its overweight positions in the top-performing developed bond markets of Australia and New Zealand, as well as its positions in Scandinavia and Euroland. Sweden and Norway showed strong returns over the 12-month period, while euro area bond markets also rose significantly. The Fund also benefited from its zero allocation to Japan, which underperformed other developed bond markets during the period.

What other market conditions or events influenced the Fund's performance during the last 12 months?
Strong economic growth benefited global markets, which underpinned by multi-decade low interest rate levels across the globe, enjoyed tremendous liquidity. This boosted returns for U.S.-based international investors. Economic growth was partially reflected in a synchronized global recovery in corporate profitability. As of the end of 2003, corporate profits in the U.S. and the U.K. reached new highs. Corporate profits in Japan and Canada were still below recent highs; however, they increased significantly from their respective recession low points in 2001.

One primary market condition that influenced the equity and fixed income returns was the continued weakness in the U.S. dollar (USD). The persistence of global imbalances, marked by the deterioration of the U.S. trade and current account deficits, drove the adjustment of the USD. The USD depreciated 11.64% against its major trading partners during the 12-month period, supporting the appreciation of most major currencies.

In general, the pervasive decline of the U.S. dollar versus most currencies over the past couple of years has increased the returns derived from international investments for U.S.-based investors. In contrast, their foreign-based counterparts have experienced diminished returns as a result of the foreign currency appreciation. This changed somewhat in the first quarter of 2004, reflecting the dollar's recent stabilization. Nonetheless, the main direction in equity prices over the past few quarters has been upward. We believe these return differentials resulting from currency movements emphasize the importance of diversification, not just by sector and country, but also by currency.

Another important aspect has been the role China has played in this global economic recovery. In 2003, 80 percent of the world's export growth resulted from greater demand in China. As China continued to industrialize and build its infrastructure (roads, bridges, energy generation), global demand for commodities intensified, leading to higher commodity prices. In 2003, prices for aluminum, silver, zinc and copper contracts rose significantly over the previous year.

Historically, surges in commodity prices have generally coincided with labor shortages and wage inflation, leading to overall inflation and monetary tightening. However, the current abundant labor supply in the U.S., China and India, and China's ability to provide low-cost products to many large economies, has resulted in less inflationary pressure.

What strategies and techniques did you employ that specifically affected the Fund's performance during the last 12 months?
Our equity strategy is to continue to look for securities that are selling at a substantial discount to our determination of their fair market value based on earnings and cash flow growth. Our analysts employ fundamental valuation techniques and five-year earnings and cash flow forecasts to identify what we see as the most attractive stocks globally. From our bottom-up perspective, an eclectic mix of stocks from many sectors has continued to populate our bargain list. We view this fact as representative of a broader market theme: the narrowing of valuation discrepancies between sectors. Our investment process, however, has always been value-driven and future weightings versus the Morgan Stanley Capital International benchmark will continue to reflect this fact.

Upon reviewing sector-specific returns for the Morgan Stanley Capital International benchmark in 2003 as well as the first quarter of this year, we do not conclude that a broad-based sector rotation has occurred. This confirms our belief that this has been primarily a stock picker's market, a theme suggested by our empirical evidence of finding stocks we consider undervalued across many sectors and countries. This theme relates to what we consider the strength of our management team.

The global bond portion of the Fund utilized active-duration management, given the fact that not all duration risk is equivalent between markets. Monetary conditions remain tight in Europe, where the strength of the Euro has counteracted the monetary easing over the past easing cycle, limiting near-term interest rate risk. Thus duration risk in the U.S. and in Europe remains quite different in light of different currency, monetary, and growth dynamics in each respective region. Over the past 12 months, the global bond portion of the Fund has benefited from overweight duration exposure to Norway and Sweden, countries in which the central banks more aggressively reduced the reference rate.

What industries or sectors did you emphasize during the last 12 months, and what looks attractive to you going forward?
As the year progressed, valuations across the broad market rose, and in some cases (certain technology related stocks, for instance) became difficult to justify on a fundamental basis. Also, concerns about the magnitude of a possible slowdown in the rate of economic growth led investors to lighten their exposure to sectors that had performed well over the past 12 months (e.g., materials, industrials, information technology). A correction in these sectors should not be considered surprising in our opinion, and could indeed be viewed as "healthy," especially for the long-term investor. Over the past several months, our holdings in cyclical sectors such as materials, industrials, and information technology benefited the portfolio, due in part to intense investor interest in stocks that should normally benefit in the early stages of an economic recovery. In general, we had been accumulating these holdings over three or four years, in many cases having acquired them at significant discounts to their recent valuations. As previously noted, we anticipate an eclectic mix of stocks from many sectors populating our bargain list going forward.

Over the past year, the international fixed-income portion of the Fund emphasized allocation to Euroland, given the positive yield differentials relative to the U.S. as well as currency appreciation. Much of the adjustment of the USD has occurred against the Euro over the past two years. Currencies from other regions, particularly Asia, did not experience similar appreciation against the U.S. dollar despite large trade surpluses with the U.S. Consequently, we feel that non-Japan Asia is an attractive potential opportunity to benefit from global economic growth as well as to take advantage of the discrepancy between currency performance and macroeconomic trends. In our view, strong inter-regional growth trends, balance of payment strength and export sensitivity to global growth also highlight the attractiveness of the region both with respect to the bonds and the currencies going forward.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

Ivy International Balanced Fund, Class A Shares(1)	$18,935
Morgan Stanley Capital International EAFE Index (with net dividends)	$14,835
J.P. Morgan Non-U.S. Government Bond Index	$18,966
60% MSCI EAFE (with net dividends)/ 40% J.P. Morgan Non-U.S. Government Bond Blended Index	$16,487
Lipper Global Flexible Portfolio Funds Universe Average	$21,256

		Ivy International Balanced Fund, Class A Shares	Morgan Stanley Capital International EAFE Index (with net dividends)	J.P. Morgan Non-U.S. Government Bond Index	60% MSCI EAFE (with net dividends)/ 40% J.P. Morgan Non-U.S. Government Bond Blended Index	Lipper Global Flexible Portfolio Funds Universe Average
Inception	9/16/94	9,425	10,000	10,000	10,000	10,000
SEPT 30	1995	9,931	10,579	11,861	11,092	11,414
SEPT 30	1996	10,997	11,490	12,495	11,892	12,934
SEPT 30	1997	13,536	12,890	12,467	12,721	15,787
SEPT 30	1998	11,774	11,815	13,940	12,665	14,877
SEPT 30	1999	13,735	15,473	13,979	14,875	17,908
SEPT 30	2000	14,596	15,965	12,832	14,711	20,216
SEPT 30	2001	13,054	11,409	13,428	12,216	16,733
SEPT 30	2002	12,451	9,637	14,837	11,717	15,393
SEPT 30	2003	16,178	12,144	17,485	14,280	18,667
MARCH 31	2004	18,935	14,835	18,966	16,487	21,256

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

	Class A	Class B	Class C	Class Y
1-year period ended 3-31-04	39.65%	-	-	-
5-year period ended 3-31-04	6.70%	-	-	-
10-year period ended 3-31-04	-	-	-	-
Since inception of Class through 3-31-04(3)	6.92%	-	-	-
Cumulative return since inception of Class through 3-31-04(3)	-	2.18%	6.18%	7.47%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively.

(3)9-16-94 for Class A shares and 12-8-03 for Class B, Class C and Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Advantus International Balanced Fund merged into the Ivy International Balanced Fund on December 8, 2003. The performance shown for periods prior to this date is that of the Advantus International Balanced Fund Class A shares, restated to reflect current sales charges applicable to Ivy International Balanced Fund Class A shares. Performance has not been restated to reflect the fees and expenses applicable to the Ivy International Balanced Fund. If these expenses were reflected, performance shown would differ.

SHAREHOLDER SUMMARY OF IVY INTERNATIONAL BALANCED FUND

Portfolio Highlights

On March 31, 2004, the Fund had net assets totaling $60,439,627 invested in a diversified portfolio of:

60.67%	Common Stocks
31.83%	Other Government Securities
7.43%	Cash and Cash Equivalents
0.07%	Corporate Debt Security

As a shareholder of the Fund, for every $100 you had invested on March 31, 2004, your Fund was invested by geographic region and by industry, respectively, as follows:

Europe	$48.31
Pacific Basin	$21.80
Scandinavia	$16.16
Cash and Cash Equivalents	$7.43
Canada	$3.94
Caribbean	$0.98
Middle East	$0.78
Mexico	$0.60
Other Government Securities	$31.83
Financial Services Stocks	$10.71
Utilities Stocks	$9.50
Cash and Cash Equivalents	$7.43
Technology Stocks	$5.22
Raw Materials Stocks	$4.72
Energy Stocks	$4.69
Miscellaneous Stocks	$4.46
Consumer Durables Stocks	$3.89
Health Care Stocks	$3.67
Consumer Services Stocks	$3.16
Capital Goods Stocks	$3.10
Multi-Industry Stocks	$2.74
Business Equipment and Services Stocks	$2.71
Consumer Nondurables Stocks	$2.10
Corporate Debt Security	$0.07

The Investments of Ivy International Balanced Fund
March 31, 2004
COMMON STOCKS	Shares	Value

Australia - 2.35%
AMP Limited (A)	26,100	$112,103
Iluka Resources Limited (A)	191,820	582,431
John Fairfax Holdings Limited (A)	178,850	454,361
Qantas Airways Limited (A)	105,000	273,156

		1,422,051

Belgium - 0.49%
Belgacom SA de droit public/NV van publiek recht (A)(B)*	9,400	296,998

Bermuda - 0.98%
ACE Limited	7,600	324,216
XL Capital Ltd, Class A	3,500	266,140

		590,356

Canada - 2.88%
BCE Inc. (A)	17,000	358,038
Barrick Gold Corporation (A)	35,800	848,542
Husky Energy Inc. (A)	26,750	535,000

		1,741,580

Denmark - 1.95%
ISS A/S (A)	7,240	371,193
Vestas Wind Systems A/S (A)	50,460	808,200

		1,179,393

Finland - 2.44%
Metso Corporation (A)	21,000	282,442
Sampo Oyj, Class A (A)	40,525	473,304
Stora Enso Oyj, Class R (A)	35,050	441,246
UPM-Kymmene Corporation (A)	15,200	278,435

		1,475,427

France - 3.71%
AXA (A)	33,130	691,596
Aventis (A)	5,998	461,240
Compagnie Generale des Etablissements
Michelin, Class B (A)	7,400	335,336
SUEZ (A)	8,800	179,807
Total S.A. (A)	3,110	571,221

		2,239,200

Germany - 3.03%
adidas-Salomon AG (A)	2,100	243,845
Bayer Aktiengesellschaft (A)	15,000	367,898
Deutsche Post AG (A)	21,840	488,135
E.ON AG (A)	6,860	452,889
Volkswagen Aktiengesellschaft (A)	9,430	278,817

		1,831,584

Hong Kong - 3.14%
Bank of East Asia, Limited (The) (A)	121,800	368,082
CLP Holdings Limited (A)	95,000	521,764
Cheung Kong (Holdings) Limited (A)	47,000	393,536
China Mobile (Hong Kong) Limited, ADR	19,410	285,133
Hutchison Whampoa Limited, Ordinary Shares (A)	46,000	330,562

		1,899,077

Israel - 0.78%
Check Point Software Technologies Ltd.*	20,700	471,236

Italy - 1.01%
Eni S.p.A. (A)	30,300	609,423

Japan - 4.92%
Hitachi, Ltd. (A)	34,000	263,371
NEC Corporation (A)	37,000	304,012
Nintendo Co., Ltd. (A)	5,200	524,592
Nippon Telegraph and Telephone Corporation (A)	114	645,613
Ono Pharmaceutical Co., Ltd. (A)	14,000	636,975
Sony Corporation (A)	14,300	598,464

		2,973,027

Korea - 3.12%
KT Corporation, ADR	21,900	416,976
Kookmin Bank, ADR	9,390	379,919
Korea Electric Power Corporation	33,550	346,236
Samsung Electronics Co., Ltd., GDR	3,000	742,500

		1,885,631

Mexico - 0.60%
Telefonos de Mexico, S.A. de C.V., ADR	10,400	363,064

Netherlands - 4.52%
Akzo Nobel N.V. (A)	12,180	447,276
ING Groep N.V., Certicaaten Van Aandelen (A)	27,960	614,608
Koninklijke Philips Electronics N.V., Ordinary Shares (A)	21,100	610,376
Reed Elsevier NV (A)	36,300	479,296
Wolters Kluwer nv, Certicaaten Van Aandelen (A)	34,000	581,432

		2,732,988

New Zealand - 0.56%
Telecom Corporation of New Zealand (A)	87,000	336,188

Norway - 0.78%
Telenor ASA (A)	65,750	456,244
Telenor ASA (A)(B)	2,550	17,695

		473,939

Singapore - 0.47%
DBS Group Holdings Ltd (A)	33,000	283,837

Spain - 1.63%
Iberdrola, S.A. (A)	26,772	552,947
Repsol YPF, S.A. (A)	20,550	425,954
Telefonica, S.A., BDR (A)	548	8,126

		987,027

Sweden - 3.91%
Atlas Copco AB, Class A (A)	14,600	518,403
ForeningsSparbanken AB (A)	24,300	450,727
Nordea AB, FDR (A)	113,190	766,748
Securitas AB, Class B (A)	43,600	629,640

		2,365,518

Switzerland - 2.15%
Nestle S.A., Registered Shares (A)	2,400	611,598
Swiss Reinsurance Company, Registered Shares (A)	5,350	368,485
UBS AG (A)	4,300	319,235

		1,299,318

Taiwan - 0.96%
Chunghwa Telecom Co., Ltd., ADR	32,600	577,346

United Kingdom - 14.29%
Abbey National plc (A)	57,700	483,143
BAE SYSTEMS plc (A)	126,910	469,440
BHP Billiton Plc (A)	66,820	609,926
BP p.l.c. (A)	82,800	694,838
Brambles Industries plc (A)	80,000	316,164
GlaxoSmithKline plc (A)	35,000	687,904
J Sainsbury plc (A)	90,400	433,792
Kidde plc (A)	137,200	258,801
Lloyds TSB Group plc (A)	74,800	569,201
Marks and Spencer Group plc (A)	75,544	387,181
National Grid Transco plc (A)	63,700	504,077
Pearson plc (A)	34,900	397,241
Rentokil Initial plc (A)	96,370	323,220
Rolls-Royce plc (A)	218,600	905,152
"Shell" Transport and Trading Company, p.l.c. (The) (A)	69,300	453,379
Shire Pharmaceuticals Group plc (A)*	44,000	429,968
Smiths Group plc (A)	25,000	294,908
Unilever PLC (A)	42,200	418,203

		8,636,538

TOTAL COMMON STOCKS - 60.67%		$36,670,746

(Cost: $30,812,322)

CORPORATE DEBT SECURITY - 0.07%	Principal Amount in Thousands

France
AXA,
0.0%, 12-21-04, Convertible (C)	EUR2	$40,400
(Cost: $30,848)

OTHER GOVERNMENT SECURITIES

Australia - 2.28%
New South Wales Treasury Corporation,
6.5%, 5-1-06 (B)(C)	AUD550	428,916
Queensland Treasury Corporation:
6.5%, 6-14-05 (C)	14	10,822
6.0%, 8-14-13 (C)	1,200	937,442

		1,377,180

Austria - 1.61%
Republic of Austria:
5.5%, 10-20-07 (C)	EUR360	483,541
4.0%, 7-15-09 (C)	70	89,422
5.0%, 7-15-12 (C)	300	399,897

		972,860

Belgium - 1.41%
Belgium Government Bond:
4.75%, 9-28-06 (C)	100	129,982
7.5%, 7-29-08 (C)	405	588,695
5.0%, 9-28-12 (C)	100	133,217

		851,894

Canada - 1.06%
Canadian Government Bond,
6.0%, 6-1-11 (C)	CAD748	640,408

Denmark - 1.22%
Denmark Government Bond:
5.0%, 8-15-05 (C)	DKK2,864	490,557
5.0%, 11-15-13 (C)	1,400	247,537

		738,094

Finland - 1.60%
Finland Government Bond:
3.0%, 7- 4-08 (C)	EUR400	493,368
5.0%, 4-25-09 (C)	60	80,156
5.75%, 2-23-11 (C)	280	390,232

		963,756

France - 3.12%
France Government Bond OAT:
4.0%, 10-25-09 (C)	712	908,582
4.0%, 4-25-13 (C)	790	979,263

		1,887,845

Germany - 1.57%
Deutsche Bundesrepublik:
6.0%, 7- 4-07 (C)	EUR531	721,063
5.0%, 7- 4-11 (C)	170	227,709

		948,772

Ireland - 1.19%
Ireland Government Bond,
5.0%, 4-18-13 (C)	540	719,376

Italy - 2.12%
Italy Buoni Poliennali Del Tesoro:
7.75%, 11-1-06 (C)	479	666,725
5.5%, 11-1-10 (C)	447	612,893

		1,279,618

Netherlands - 2.19%
Netherlands Government Bond,
5.75%, 2-15-07 (C)	990	1,325,575

New Zealand - 3.29%
New Zealand Government Bond:
7.0%, 7-15-09 (C)	NZD1,950	1,379,491
6.0%, 11-15-11 (C)	900	609,407

		1,988,898

Norway - 1.15%
Norway Government Bond,
6.75%, 1-15-07 (C)	NOK4,325	697,081

Spain - 3.08%
Spain Government Bond:
10.15%, 1-31-06 (C)	EUR294	412,700
4.8%, 10-31-06 (C)	100	130,300
6.0%, 1-31-08 (C)	350	479,786
5.0%, 7-30-12 (C)	630	840,232

		1,863,018

Sweden - 3.11%
Sweden Government Bond:
8.0%, 8-15-07 (C)	SEK7,090	1,087,975
6.5%, 5-5-08 (C)	1,800	268,091
5.5%, 10-8-12 (C)	3,580	521,680

		1,877,746

Thailand - 0.71%
Thailand Government Bond,
6.0%, 3-5-05 (C)	THB16,000	425,539

United Kingdom - 1.12%
United Kingdom Treasury,
7.5%, 12-7-06 (C)	GBP343	678,142

TOTAL OTHER GOVERNMENT SECURITIES - 31.83%		$19,235,802

(Cost: $15,282,526)

SHORT-TERM SECURITIES

Commercial Paper - 4.35%
Finance Companies
PACCAR Financial Corp.:
0.99%, 4-1-04	$2,105	2,105,000
1.0%, 4-1-04	530	530,000

		2,635,000

Repurchase Agreement - 0.65%
J.P. Morgan Securities Inc., 0.8% Repurchase Agreement dated 3-31-04, to be repurchased at
$390,009 on 4-1-04 (D)	390	390,000

Thailand Government Security - 0.69%
Treasury Obligation
Thailand Treasury Bill,
0.0%, 9-30-04 (C)	THB16,500	417,475

TOTAL SHORT-TERM SECURITIES - 5.69%		$3,442,475

(Cost: $3,435,495)

TOTAL INVESTMENT SECURITIES - 98.26%		$59,389,423

(Cost: $49,561,191)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.74%		1,050,204

NET ASSETS - 100.00%		$60,439,627

Notes to Schedule of Investments

*No dividends were paid during the preceding 12 months.
(A)	Listed on an exchange outside the United States.
(B)
Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2004, the total value of these securities amounted to $743,609 or 1.23% of net assets.

(C)
Principal amounts are denominated in the indicated foreign currency, where applicable (AUD-Australian Dollar, CAD-Canadian Dollar, DKK-Danish Krone, EUR-Euro, GBP-Great Britain Pound, NOK-Norwegian Krone, NZD-New Zealand Dollar, SEK-Swedish Krona, THB-Thailand Baht).

(D)	Collateralized by $394,628 United States Treasury Note, 7.5% due 2-15-05; market value and accrued interest aggregate $398,213.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities

IVY INTERNATIONAL BALANCED FUND
March 31, 2004
(In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $49,561) (Notes 1 and 3)	$59,389
Receivables:
Dividends and interest	716
Fund shares sold	303
Investment securities sold	247
Prepaid and other assets	33

Total assets	60,688

LIABILITIES
Payable for investment securities purchased	135
Accrued management fee (Note 2)	35
Payable to Fund shareholders	25
Accrued service fee (Note 2)	13
Due to custodian	8
Accrued shareholder servicing (Note 2)	6
Accrued accounting and administrative services fees (Note 2)	4
Accrued distribution fee (Note 2)	-	*
Other	22

Total liabilities	248

Total net assets	$60,440

NET ASSETS
Capital paid in	$50,681
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	468
Accumulated undistributed net realized loss on investment transactions	(547)
Net unrealized appreciation in value of investments	9,838

Net assets applicable to outstanding units of capital	$60,440

Net asset value per share (net assets divided by shares outstanding):
Class A	$13.07
Class B	$13.04
Class C	$13.04
Class Y	$13.07
Capital shares outstanding:
Class A	4,568
Class B	19
Class C	23
Class Y	14

* Not shown due to rounding.

See Notes to Financial Statements.

Statement of Operations

IVY INTERNATIONAL BALANCED FUND
(In Thousands)

	For the fiscal period ended 3-31-04		For the fiscal year ended 9-30-03

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$497		$856
Dividends (net of foreign withholding taxes of $25 and $99)	326		801

Total income	823		1,657

Expenses (Note 2):
Investment management fee	194		311
Service fee:
Class A	78		102
Class B	-	*	29
Class C	-	*	9
Registration fees	37		33
Shareholder servicing:
Class A	33		101
Class B	-	*	-
Class C	-	*	-
Class Y	-	*	N/A
Distribution fee:
Class A	29		-
Class B	-	*	-
Class C	-	*	-
Class Y	-	*	N/A
Legal fees	20		8
Accounting and administrative services fees	18		55
Custodian fees	17		34
Audit fees	12		73
Other	6		32

Total	444		787
Less expenses waived by predecessor manager	(17)		(17)

Total expenses	427		770

Net investment income	396		887

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	1,062	270
Realized net gain on foreign currency transactions	214	594

Realized net gain on investments	1,276	864
Unrealized appreciation in value of investments during the period	6,602	9,936

Net gain on investments	7,878	10,800

Net increase in net assets resulting from operations	$8,274	$11,687

* Not shown due to rounding.

See Notes to Financial Statements.

Statement of Changes in Net Assets

IVY INTERNATIONAL BALANCED FUND
(In Thousands)

	For the fiscal period ended 3-31-04		For the fiscal year ended 9-30-03	For the fiscal year ended 9-30-02

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$396		$887	$797
Realized net gain (loss) on investments	1,276		864	(2,662)
Unrealized appreciation	6,602		9,936	4

Net increase (decrease) in net assets resulting from operations	8,274		11,687	(1,861)

Distributions to shareholders from (Note 1F):(1)
Net investment income:
Class A	(781)		-	(13)
Class B	-	*	-	-
Class C	-	*	-	-
Class Y	-	*	N/A	N/A
Realized gains on investment transactions:
Class A	-		-	(538)
Class B	-		-	(47)
Class C	-		-	(14)
Class Y	-		N/A	N/A
Tax return of capital:
Class A	-		-	(59)
Class B	-		-	-
Class C	-		-	-
Class Y	-		N/A	N/A

	(781)		-	(671)

Capital share transactions (Note 5)	3,407		(2,324)	(1,902)

Total increase (decrease)	10,900		9,363	(4,434)
NET ASSETS
Beginning of period	49,540		40,177	44,611

End of period	$60,440		$49,540	$40,177

Undistributed net investment income (loss)	$468		$639	$(596)

* Not shown due to rounding.
(1)See "Financial Highlights" on pages 152 - 155.

See Notes to Financial Statements.

Financial Highlights

IVY INTERNATIONAL BALANCED FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal period ended		For the fiscal year ended September 30,
	3-31-04		2003	2002	2001	2000	1999

Net asset value, beginning of period	$11.33		$8.72	$9.28	$11.59	$11.80	$10.56

Income (loss) from investment operations:
Net investment income	0.09		0.21	0.18	0.18	0.23	0.21
Net realized and unrealized gain (loss) on investments	1.83		2.40	(0.59)	(1.28)	0.50	1.52

Total from investment operations	1.92		2.61	(0.41)	(1.10)	0.73	1.73

Less distributions from:
Net investment income	(0.18)		(0.00)	(0.00)	(0.11)	(0.36)	(0.11)
Capital gains	(0.00)		(0.00)	(0.13)	(1.10)	(0.58)	(0.38)
Tax return of capital	(0.00)		(0.00)	(0.02)	(0.00)	(0.00)	(0.00)

Total distributions	(0.18)		(0.00)	(0.15)	(1.21)	(0.94)	(0.49)

Net asset value, end of period	$13.07		$11.33	$8.72	$9.28	$11.59	$11.80

Total return(1)	17.05%		29.93%	-4.62%	-10.57%	6.26%	16.65%
Net assets, end of period (in millions)	$60		$46	$36	$40	$48	$50
Ratio of expenses to average net assets including reimbursement	1.54	%(2)(3)	1.67%	1.62%	1.62%	1.52%	1.63%
Ratio of net investment income to average net assets including reimbursement	1.43	%(2)(3)	2.06%	1.84%	1.60%	1.92%	1.77%
Ratio of expenses to average net assets excluding reimbursement	1.60	%(2)(3)	1.71%	1.72%	1.73%	1.65%	1.70%
Ratio of net investment income to average net assets excluding reimbursement	1.37	%(2)(3)	2.02%	1.74%	1.49%	1.79%	1.70%
Portfolio turnover rate	15%		39%	48%	36%	44%	74%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)Annualized.

(3)In connection with the reorganization plan described in Note 8, Class B and Class C shares of the     predecessor Advantus Fund were exchanged into Class A shares at the time of the merger. The ratios shown     above reflect a blended rate that includes the effect of income and expenses for those Class B and Class C     shares from October 1, 2003 up to the time of merger. Actual expenses that applied to Class A shareholders     were lower than shown above.

See Notes to Financial Statements.

Financial Highlights

IVY INTERNATIONAL BALANCED FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout the Period:

	For the period from 12-8-03(1) to 3-31-04

Net asset value, beginning of period	$12.34

Income from investment operations:
Net investment income	0.19
Net realized and unrealized gain on investments	0.69

Total from investment operations	0.88

Less distributions from:
Net investment income	(0.18)
Capital gains	(0.00)

Total distributions	(0.18)

Net asset value, end of period	$13.04

Total return	7.18%
Net assets, end of period (in thousands)	$225
Ratio of expenses to average net assets	3.01	%(2)
Ratio of net investment income to average net assets	1.09	%(2)
Portfolio turnover rate	15	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the six months ended March 31, 2004.

See Notes to Financial Statements.

Financial Highlights

IVY INTERNATIONAL BALANCED FUND
Class C Shares
For a Share of Capital Stock Outstanding Throughout the Period:

	For the period from 12-8-03(1) to 3-31-04

Net asset value, beginning of period	$12.34

Income from investment operations:
Net investment income	0.19
Net realized and unrealized gain on investments	0.69

Total from investment operations	0.88

Less distributions from:
Net investment income	(0.18)
Capital gains	(0.00)

Total distributions	(0.18)

Net asset value, end of period	$13.04

Total return	7.18%
Net assets, end of period (in thousands)	$307
Ratio of expenses to average net assets	2.86	%(2)
Ratio of net investment income to average net assets	1.13	%(2)
Portfolio turnover rate	15	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the six months ended March 31, 2004.

See Notes to Financial Statements.

Financial Highlights

IVY INTERNATIONAL BALANCED FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout the Period:

	For the period from 12-8-03(1) to 3-31-04

Net asset value, beginning of period	$12.34

Income from investment operations:
Net investment income	0.21
Net realized and unrealized gain on investments	0.70

Total from investment operations	0.91

Less distributions from:
Net investment income	(0.18)
Capital gains	(0.00)

Total distributions	(0.18)

Net asset value, end of period	$13.07

Total return	7.47%
Net assets, end of period (in thousands)	$185
Ratio of expenses to average net assets	1.79	%(2)
Ratio of net investment income to average net assets	2.00	%(2)
Portfolio turnover rate	15	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the six months ended March 31, 2004.

See Notes to Financial Statements.

Manager's Discussion of
Ivy International Value Fund

      March 31, 2004

An interview with Thomas A. Mengel, portfolio manager of Ivy International Value Fund

The following discussion provides you with information regarding the Fund's performance during the 12 months ended March 31, 2004, while the following graphs and tables provide you with information regarding the Fund's performance for the fiscal period ended March 31, 2004. The Fund's Board of Trustees recently approved a change in the Fund's fiscal year end from December 31 to March 31.

How did the Fund perform during the last 12 months?
The Fund had a very strong positive return, but performance relative to the benchmark index was disappointing. Class A shares of the Fund increased 42.62 percent for the year before the impact of sales load, and, after the impact of sales load, increased 34.42 percent. In comparison, the Morgan Stanley Capital International EAFE Index (Europe, Australia, Far East - the index that generally reflects the performance of the international securities markets) increased 57.54 percent during the year, and the Lipper International Funds Universe Average (reflecting the performance of the universe of funds with similar objectives) increased 53.37 percent. It should be noted that in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark index and the Lipper category do not reflect a sales load.

Why did the Fund lag its benchmark index during the last 12 months?
Our stock selection, which lagged the benchmark return, negatively impacted performance for the last 12 months, as did an underweight in Japan. In addition, we did not participate in the broad high-beta (lower quality) stock rally, preferring instead to focus on what we saw as well-managed companies with undervalued assets.

What other market conditions or events influenced the Fund's performance during the last 12 months?
Early in 2003, global geopolitical concerns regarding the Iraq War triggered extreme global market volatility and risk aversion. Continental Europe suffered some of the weakest equity markets, due to their inflexible corporate legal structure and labor markets. In March of 2003, Asian consumer markets were shocked by an outbreak of SARS (atypical pneumonia) that depressed travel and retail sectors through July.

Generally, government policy responses, in our view, were prompt and appropriate. Where possible, fiscal policy was tapped in an effort to create business demand or encourage business and consumer activity. Central banks continued to ease monetary policy during these difficult times, providing reassurance to global investors and helping to set the stage for an impressive stock market rally that began in the second quarter of 2003.

By August, the global growth outlook had improved significantly. Both the United States and China were growing above trend, creating enormous export demand across Asia and Europe. China also benefited from a broad increase in outsourcing demand, as production facilities were shifted to China in an effort to take advantage of that country's low labor costs. A capital spending replacement cycle further boosted demand for technology equipment. Low interest rates and abundant credit fueled strong housing and auto spending in many countries, despite lagging job growth in most. Late in the fiscal year, global investors grew more concerned about rising energy prices and the possibility of slower economic growth in China as the government of that country sought to address areas of imbalance.

What strategies and techniques did you employ that specifically affected the Fund's performance?
During several periods of 2003, the Japanese stock index outperformed other major markets, in anticipation of global reflation. Still, we believe there has been little progress on structural financial reform in Japan and that serious risks remain. As a result, we underweighted this market during the last 12 months.

Early in the fiscal year, we increased our equity exposure as broad market sentiment improved, but we chose to maintain our preference for what we saw as well-managed and undervalued companies in healthy sectors rather than join the high-beta trend that was initially driving stock prices higher.

Late in the period, we trimmed exposure to emerging markets and the financial and technology sectors due to high valuations.

What industries or sectors did you emphasize during the last 12 months, and what looks attractive to you going forward?
In our view, production trends continue to benefit from low inventories in many sectors and a technology replacement cycle. We have continued to emphasize companies in Continental Europe that we believe benefit from the global recovery, especially export companies that we feel enjoy a solid competitive position. In Britain, we originally focused on stocks that we felt benefited from the relatively strong domestic economy, but have cautiously trimmed our holdings because the country has now entered a modest interest-rate-increase cycle. Despite continuing imbalances within Japan's economy, we believe that strong regional export demand is beginning to translate into a better domestic economy. We have increased our exposure to domestic-demand related shares in Japan as deflationary forces appear to be less severe. Our Asian weights are moderate, concentrated on industry leaders that we believe should benefit from continued strong Chinese domestic demand. Globally, we have invested in a broad group of what we feel are attractively priced industrial companies well-positioned for continued global growth. We remain alert to signs of over-leveraged households in several countries, especially those with recent housing booms sparked by extremely low interest rates.

We intend to remain flexible with our geographic and sector allocations, responding to future developments in global financial markets. In the current environment, we think sustainable U.S. economic growth remains the most important prerequisite for rising global equity markets. Capital spending plans may continue to be supportive, but we believe that U.S. consumer spending power must be maintained. Longer term, we feel that U.S. employment growth is key. In our view, these critical U.S. macroeconomic issues will dictate the form and pace of global growth in 2004.

We intend to closely monitor Continental Europe for any signs of corporate financial strain that could develop if the euro were to strengthen dramatically beyond its current level. Similarly, we believe that any significant yen strengthening could be a detriment to Japan's economic stabilization efforts. If the U.S. dollar weakens significantly further, we anticipate a period of broad currency volatility that is typically associated with currency extremes.

The difficult business climate of the last few years has forced many foreign companies to accelerate restructuring efforts, especially across Europe. This positive improvement should, in our view, be an important focus for investors as the broader economic and financial environment improves. We continue to believe that foreign equity investments provide important long-term portfolio diversification for our shareholders.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed

Comparison of Change in Value of
$10,000 Investment

Ivy International Value Fund, Class A Shares(1)	$9,862
Morgan Stanley Capital International EAFE Index (with net dividends)(2)	$12,059
Lipper International Funds Universe Average(2)	$12,534

		Ivy International Value Fund, Class A Shares	Morgan Stanley Capital International EAFE Index (with net dividends)	Lipper International Funds Universe Average
Inception 5/13/97		9,425	10,000	10,000
DEC 31	1997	8,455	9,657	9,865
DEC 31	1998	9,016	11,588	11,142
DEC 31	1999	11,521	14,713	15,719
DEC 31	2000	10,686	12,629	13,465
DEC 31	2001	8,851	9,920	10,649
DEC 31	2002	7,440	8,339	8,910
DEC 31	2003	9,464	11,557	12,000
MAR 31	2004	9,862	12,059	12,534

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

(2)Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the indexes (including income) are not available, investment in the indexes was effected as of May 31, 1997.

Average Annual Total Return(3)

	Class A	Class B	Class C	Class Y	Advisor Class(4)
1-year period ended 3-31-04	34.42%	37.18%	41.24%	-	43.22%
5-year period ended 3-31-04	0.15%	-0.08%	0.09%	-	1.24%
Since inception of Class through 3-31-04(5)	-0.20%	-0.44%	-0.47%	-	1.39%
Cumulative return since inception of Class through 3-31-04(5)	-	-	-	24.39%	-

(3)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.)

(4)Advisor Class shares are no longer available for investment.

(5)5-13-97 for Class A, Class B and Class C shares, 7-24-03 for Class Y shares and 2-23-98 for Advisor Class shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

SHAREHOLDER SUMMARY OF IVY INTERNATIONAL VALUE FUND

Portfolio Highlights

On March 31, 2004, the Fund had net assets totaling $41,904,674 invested in a diversified portfolio of:

98.10%	Common Stocks
1.90%	Cash and Cash Equivalents

As a shareholder of the Fund, for every $100 you had invested on March 31, 2004, your Fund was invested by geographic region and by industry, respectively, as follows:

Europe	$62.69
Pacific Basin	$29.24
Cash and Cash Equivalents	$1.90
United States	$1.85
Scandinavia	$1.57
South America	$1.53
Canada	$1.22

Financial Services Stocks	$18.81
Consumer Services Stocks	$12.92
Capital Goods Stocks	$9.87
Consumer Goods Stocks	$9.57
Utilities Stocks	$9.04
Health Care Stocks	$7.94
Raw Materials Stocks	$6.26
Multi-Industry Stocks	$5.85
Energy Stocks	$3.98
Technology Stocks	$3.87
Transportation Stocks	$2.70
Business Equipment and Services Stocks	$2.60
Retail Stocks	$2.39
Shelter Stocks	$2.30
Cash and Cash Equivalents	$1.90

The Investments of Ivy International Value Fund
March 31, 2004
COMMON STOCKS	Shares	Value

Australia - 3.75%
Australia and New Zealand Banking Group Limited (A)	16,200	$234,326
News Corporation Limited (The) (A)	60,567	544,313
Wesfarmers Limited (A)	25,000	553,103
Westpac Banking Corporation (A)	17,800	238,322

		1,570,064

Austria - 2.07%
Erste Bank der oesterreichischen Sparkassen AG (A)	5,800	868,497

Belgium - 1.81%
Fortis (A)	30,000	638,427
n.v. Umicore s.a. (A)(B)	2,000	121,957

		760,384

Brazil - 1.53%
Embraer-Empresa Brasileira de Aeronautica S.A.	20,000	642,000

Canada - 1.22%
EnCana Corporation (A)	11,800	510,643

France - 8.76%
ALSTOM (A)*	100,000	242,192
Aventis (A)	10,000	768,990
Lafarge (A)	2,560	207,247
Lagardere SCA (A)	10,000	569,581
Metropole Television SA (A)	15,000	449,960
Pernod Ricard (A)	4,100	499,014
Peugeot S.A. (A)	10,000	509,709
Schneider Electric SA (A)	6,500	423,528

		3,670,221

Germany - 13.43%
Allianz Aktiengesellschaft, Registered Shares (A)	8,000	873,464
Continental Aktiengesellschaft (A)	15,000	591,956
Deutsche Post AG (A)	40,000	894,020
E.ON AG (A)	10,000	660,188
Fresenius AG (A)	1,190	83,683
Henkel Kommanditgesellschaft auf Aktien (A)	8,280	682,022
Hochtief Aktiengesellschaft (A)	13,000	365,992
Hypo Real Estate Holding AG (A)*	20,000	560,606
Munchener Ruckversicherungs - Gesellschaft Aktiengesellschaft (A)	1,600	177,722
ProSieben- Sat.1 Meida Aktiengesellschaft (A)	11,200	220,309
Siemens AG (A)	7,000	517,639

		5,627,601

Hong Kong - 2.07%
Beijing Capital Land Limited, Class H (A)*	2,000,000	686,531
Hutchison Whampoa Limited, Ordinary Shares (A)	25,000	179,653

		866,184

Italy - 3.15%
Banco Popolare di Verona e Novara S.c. a r.l. (A)	14,190	230,974
Eni S.p.A. (A)	31,730	638,185
Snam Rete Gas S.p.A. (A)	100,000	452,419

		1,321,578

Japan - 21.47%
Asahi Glass Company, Limited (A)	33,000	356,038
Dentsu Inc. (A)	200	610,482
Funai Electric Co., Ltd. (A)	1,700	246,401
iShares MSCI Japan Index Fund	87,000	945,690
Kao Corporation (A)	19,000	434,056
Mitsui Fudosan Co., Ltd. (A)	22,000	276,425
Mitsui Trust Holdings, Inc. (A)*	37,000	255,356
NEC Electronics Corporation (A)	2,800	215,013
NIDEC Corporation (A)	2,200	228,489
Nikko Exchange Traded Index (A)	8,410	953,370
Nippon Telegraph and Telephone Corporation (A)	100	566,328
Nomura Holdings, Inc. (A)	51,000	927,673
Secom Co., Ltd. (A)	10,000	435,784
Shimano Inc. (A)	25,000	585,525
Sumitomo Mitsui Financial Group, Inc. (A)	40	295,642
Takeda Chemical Industries, Ltd. (A)	15,000	668,075
Tokyo Gas Co., Ltd. (A)	150,000	567,287
Toyota Motor Corporation (A)	11,500	428,297

		8,995,931

Korea - 1.95%
LG Chem, Ltd. (A)	6,000	281,042
Samsung Electronics Co., Ltd. (A)	1,080	538,846

		819,888

Luxembourg - 1.30%
ARCELOR (A)	30,000	544,378

Netherlands - 3.90%
Euronext N.V. (A)	13,150	392,040
Koninklijke Philips Electronics N.V., Ordinary Shares (A)	20,000	578,556
Royal Boskalis Westminster nv, Certicaaten Van Aandelen (A)	8,800	235,307
Wolters Kluwer nv, Certicaaten Van Aandelen (A)	25,000	427,524

		1,633,427

Spain - 3.17%
Enagas, S.A. (A)	70,000	811,527
Repsol YPF, S.A. (A)	25,000	518,192

		1,329,719

Sweden - 1.57%
Alfa Laval AB (A)(B)	50,000	659,132

Switzerland - 8.99%
Baloise-Holding, Registered Shares (A)	10,800	452,450
Clariant Ltd., Registered Shares (A)*	15,500	218,896
Credit Suisse Group, Registered Shares (A)	27,950	968,051
Holcim Ltd, Registered Shares (A)	10,085	539,060
Nestle S.A., Registered Shares (A)	3,000	764,497
Novartis AG, Registered Shares (A)	19,400	823,448

		3,766,402

United Kingdom - 16.11%
Anglo Irish Bank Corporation plc (A)	371	5,929
BAA plc (A)	25,000	236,939
British Sky Broadcasting Group plc (A)*	71,820	896,776
EMI Group plc (A)	150,000	766,025
GlaxoSmithKline plc (A)	50,000	982,720
Imperial Chemical Industries PLC (A)	102,000	423,757
Lloyds TSB Group plc (A)	100,000	760,964
NEXT plc (A)	20,800	547,379
Reckitt Benckiser plc (A)	22,246	550,634
Rio Tinto plc (A)	7,970	196,834
Taylor Nelson Sofres plc (A)	11,570	41,626
tesco plc (A)	100,000	452,254
Vedanta Resources plc (A)(B)*	25,200	153,039
Vodafone Group Plc (A)	309,857	734,171

		6,749,047

United States - 1.85%
iShares MSCI Pacific ex-Japan Index Fund	10,000	774,700

TOTAL COMMON STOCKS - 98.10%		$41,109,796

(Cost: $34,133,322)

TOTAL SHORT-TERM SECURITIES - 2.01%		$842,000

(Cost: $842,000)

TOTAL INVESTMENT SECURITIES - 100.11%		$41,951,796

(Cost: $34,975,322)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.11%)		(47,122)

NET ASSETS - 100.00%		$41,904,674

Notes to Schedule of Investments

*No dividends were paid during the preceding 12 months.
(A)	Listed on an exchange outside the United States.
(B)
Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2004, the total value of these securities amounted to $934,128 or 2.23% of net assets.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities

IVY INTERNATIONAL VALUE FUND
March 31, 2004
(In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $34,975) (Notes 1 and 3)	$41,952
Receivables:
Dividends and interest	256
Fund shares sold	16
Prepaid and other assets	1

Total assets	42,225

LIABILITIES
Due to custodian	167
Payable to Fund shareholders	36
Accrued management fee (Note 2)	35
Accrued shareholder servicing (Note 2)	26
Accrued distribution fee (Note 2)	20
Accrued service fee (Note 2)	9
Accrued accounting and administrative services fees (Note 2)	2
Other	25

Total liabilities	320

Total net assets	$41,905

NET ASSETS
Capital paid in	$51,225
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(5)
Accumulated undistributed net realized loss on investment transactions	(16,311)
Net unrealized appreciation in value of investments	6,996

Net assets applicable to outstanding units of capital	$41,905

Net asset value per share (net assets divided by shares outstanding):
Class A	$10.14
Class B	$9.60
Class C	$9.59
Class Y	$10.15
Advisor Class	$10.04
Capital shares outstanding:
Class A	954,891
Class B	2,542,394
Class C	794,871
Class Y	14,294
Advisor Class	4,055

See Notes to Financial Statements.

Statement of Operations

IVY INTERNATIONAL VALUE FUND
(In Thousands)

	For the fiscal period ended 3-31-04		For the fiscal year ended 12-31-03

INVESTMENT LOSS
Income (Note 1B):
Dividends (net of foreign withholding taxes of $25 and $113)	$180		$846
Interest and amortization	2		39

Total income	182		885

Expenses (Note 2):
Investment management fee	106		414
Distribution fee:
Class B	47		189
Class C	15		62
Shareholder servicing:
Class A	6		35
Class B	18		105
Class C	8		38
Class Y	-	*	-	*
Advisor Class	-	*	1
Service fee:
Class A	5		19
Class B	16		63
Class C	5		21
Class Y	-	*	-	*
Audit fees	22		26
Accounting and administrative services fees	7		56
Legal fees	5		10
Custodian fees	1		46
Administrative fee:
Class A	-		1
Class B	-		4
Class C	-		1
Advisor Class	-		-	*
Other	31		79

Total expenses	292		1,170

Net investment loss	(110)		(285)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain (loss) on securities	1,836	(1,840)
Realized net gain (loss) on foreign currency transactions	18	(66)

Realized net gain (loss) on investments	1,854	(1,906)
Unrealized appreciation (depreciation) in value of investments during the period	(57)	11,851

Net gain on investments	1,797	9,945

Net increase in net assets resulting from operations	$1,687	$9,660

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Changes in Net Assets

IVY INTERNATIONAL VALUE FUND
(In Thousands)

	For the fiscal period ended 3-31-04	For the fiscal year ended 12-31-03	For the fiscal year ended 12-31-02

DECREASE IN NET ASSETS
Operations:
Net investment income (loss)	$(110)	$(285)	$185
Realized net gain (loss) on investments	1,854	(1,906)	(6,019)
Unrealized appreciation (depreciation)	(57)	11,851	(5,927)

Net increase (decrease) in net assets resulting from operations	1,687	9,660	(11,761)

Distributions to shareholders from net investment income: (Note 1F):(1)
Class A	-	-	-
Class B	-	-	-
Class C	-	-	-
Class Y	-	-	N/A
Advisor Class	-	-	-

	-	-	-

Capital share transactions (Note 5)	(1,848)	(12,918)	(18,836)

Total decrease	(161)	(3,258)	(30,597)
NET ASSETS
Beginning of period	42,066	45,324	75,921

End of period	$41,905	$42,066	$45,324

Undistributed net investment loss	$(5)	$(8)	$(20)

(1)See "Financial Highlights" on pages 169 - 173

See Notes to Financial Statements.

Financial Highlights

IVY INTERNATIONAL VALUE FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal period ended		For the fiscal year ended December 31,
	3-31-04		2003	2002		2001		2000	1999

Net asset value, beginning of period	$9.73		$7.65	$9.10		$11.01		$11.99	$9.48

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		(0.02)	0.08	(1)	0.07		0.14	0.09
Net realized and unrealized gain (loss) on investments	0.42		2.10	(1.53	)(2)	(1.96	)(2)	(1.01)	2.54

Total from investment operations	0.41		2.08	(1.45)		(1.89)		(0.87)	2.63

Less distributions from:
Net investment income	(0.00)		(0.00)	(0.00)		(0.02)		(0.04)	(0.10)
Capital gains	(0.00)		(0.00)	(0.00)		(0.00)		(0.07)	(0.02)

Total distributions	(0.00)		(0.00)	(0.00)		(0.02)		(0.11)	(0.12)

Net asset value, end of period	$10.14		$9.73	$7.65		$9.10		$11.01	$11.99

Total return(3)	4.21%		27.19%	-15.93	%(2)	-17.17	%(2)	-7.25%	27.79%
Net assets, end of period (in millions)	$10		$9	$8		$13		$24	$33
Ratio of expenses to average net assets including reimbursement	2.16	%(4)	2.28%	1.77%		1.77%		1.74%	1.72%
Ratio of net investment income (loss) to average net assets including reimbursement	-0.41	%(4)	-0.19%	0.91%		0.58%		0.96%	0.92%
Ratio of expenses to average net assets excluding reimbursement	N/A		N/A	2.32%		2.15%		1.92%	1.87%
Ratio of net investment income to average net assets excluding reimbursement	N/A		N/A	0.36%		0.20%		0.78%	0.77%
Portfolio turnover rate	23%		148%	48%		39%		36%	21%

(1)Based on average shares outstanding.
(2)Includes redemption fees added to capital.
(3)Total return calculated without taking into account the sales load deducted on an initial purchase.
(4)Annualized.

See Notes to Financial Statements.

Financial Highlights

IVY INTERNATIONAL VALUE FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal period ended		For the fiscal year ended December 31,
	3-31-04		2003	2002	2001	2000	1999

Net asset value, beginning of period	$9.24		$7.32	$8.97	$10.94	$11.91	$9.42

Income (loss) from investment operations:
Net investment income (loss)	(0.03)		(0.08)	0.01 (1)	(0.02)	0.02	0.01
Net realized and unrealized gain (loss) on investments	0.39		2.00	(1.66)	(1.93)	(0.96)	2.51

Total from investment operations	0.36		1.92	(1.65)	(1.95)	(0.94)	2.52

Less distributions from:
Net investment income	(0.00)		(0.00)	(0.00)	(0.02)	(0.01)	(0.01)
Capital gains	(0.00)		(0.00)	(0.00)	(0.00)	(0.02)	(0.02)

Total distributions	(0.00)		(0.00)	(0.00)	(0.02)	(0.03)	(0.03)

Net asset value, end of period	$9.60		$9.24	$7.32	$8.97	$10.94	$11.91

Total return	3.90%		26.23%	-18.39%	-17.84%	-7.94%	26.81%
Net assets, end of period (in millions)	$24		$25	$28	$46	$76	$95
Ratio of expenses to average net assets including reimbursement	2.91	%(2)	2.95%	2.50%	2.50%	2.51%	2.51%
Ratio of net investment income (loss) to average net assets including reimbursement	-1.20	%(2)	-0.82%	0.18%	-0.15%	0.20%	0.12%
Ratio of expenses to average net assets excluding reimbursement	N/A		N/A	3.05%	2.88%	2.69%	2.66%
Ratio of net investment income (loss) to average net assets excluding reimbursement	N/A		N/A	-0.37%	-0.53%	0.02%	-0.03%
Portfolio turnover rate	23%		148%	48%	39%	36%	21%

(1)Based on average shares outstanding.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights

IVY INTERNATIONAL VALUE FUND
Class C Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal period ended		For the fiscal year ended December 31,
	3-31-04		2003	2002	2001	2000	1999

Net asset value, beginning of period	$9.23		$7.32	$8.97	$10.94	$11.92	$9.42

Income (loss) from investment operations:
Net investment income (loss)	(0.03)		(0.08)	0.01 (1)	(0.02)	0.02	0.02
Net realized and unrealized gain (loss) on investments	0.39		1.99	(1.66)	(1.93)	(0.97)	2.51

Total from investment operations	0.36		1.91	(1.65)	(1.95)	(0.95)	2.53

Less distributions from:
Net investment income	(0.00)		(0.00)	(0.00)	(0.02)	(0.01)	(0.01)
Capital gains	(0.00)		(0.00)	(0.00)	(0.00	(0.02)	(0.02)

Total distributions	(0.00)		(0.00)	(0.00)	(0.02)	(0.03)	(0.03)

Net asset value, end of period	$9.59		$9.23	$7.32	$8.97	$10.94	$11.92

Total return	3.90%		26.09%	-18.39%	-17.84%	-7.97%	26.91%
Net assets, end of period (in millions)	$8		$8	$9	$16	$30	$44
Ratio of expenses to average net assets including reimbursement	3.01	%(2)	3.01%	2.50%	2.51%	2.51%	2.49%
Ratio of net investment income (loss) to average net assets including reimbursement	-1.30	%(2)	-0.82%	0.18%	-0.16%	0.19%	0.14%
Ratio of expenses to average net assets excluding reimbursement	N/A		N/A	3.05%	2.89%	2.69%	2.64%
Ratio of net investment income (loss) to average net assets excluding reimbursement	N/A		N/A	-0.37%	-0.54%	0.01%	-0.01%
Portfolio turnover rate	23%		148%	48%	39%	36%	21%

(1)Based on average shares outstanding.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights

IVY INTERNATIONAL VALUE FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal period ended 3-31-04		For the period from 7-24-03(1) to 12-31-03

Net asset value, beginning of period	$9.74		$8.16

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		(0.01)
Net realized and unrealized gain on investments	0.42		1.59

Total from investment operations	0.41		1.58

Less distributions from:
Net investment income	(0.00)		(0.00)
Capital gains	(0.00)		(0.00)

Total distributions	(0.00)		(0.00)

Net asset value, end of period	$10.15		$9.74

Total return	4.21%		19.36%
Net assets, end of period (in thousands)	$145		$125
Ratio of expenses to average net assets	2.08	%(2)	1.47	%(2)
Ratio of net investment loss to average net assets	-0.31	%(2)	-0.38	%(2)
Portfolio turnover rate	23%		148	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the 12 months ended December 31, 2003.

See Notes to Financial Statements.

Financial Highlights

IVY INTERNATIONAL VALUE FUND
Advisor Class Shares(1)
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal period ended		For the fiscal year ended December 31,
	3-31-04		2003	2002	2001	2000	1999

Net asset value, beginning of period	$9.63		$7.54	$9.14	$11.03	$11.99	$9.48

Income (loss) from investment operations:
Net investment income	0.00		0.67	0.10 (2)	0.11	0.50	0.04
Net realized and unrealized gain (loss) on investments	0.41		1.42	(1.70)	(1.98)	(1.33)	2.64

Total from investment operations	0.41		2.09	(1.60)	(1.87)	(0.83)	2.68

Less distributions from:
Net investment income	(0.00)		(0.00)	(0.00)	(0.02)	(0.05)	(0.10)
Capital gains	(0.00)		(0.00)	(0.00)	(0.00)	(0.08)	(0.07)

Total distributions	(0.00)		(0.00)	(0.00)	(0.02)	(0.13)	(0.17)

Net asset value, end of period	$10.04		$9.63	$7.54	$9.14	$11.03	$11.99

Total return	4.26%		27.72%	-17.51%	-17.03%	-6.90%	28.30%
Net assets, end of period (in thousands)	$41		$39	$124	$377	$668	$2,748
Ratio of expenses to average net assets including reimbursement	1.62	%(3)	2.59%	1.50%	1.47%	1.35%	1.38%
Ratio of net investment income to average net assets including reimbursement	0.11	%(3)	1.43%	1.18%	0.89%	1.36%	1.25%
Ratio of expenses to average net assets excluding reimbursement	N/A		N/A	2.05%	1.85%	1.53%	1.53%
Ratio of net investment income to average net assets excluding reimbursement	N/A		N/A	0.63%	0.51%	1.18%	1.10%
Portfolio turnover rate	23%		148%	48%	39%	36%	21%

(1)See Note 5 to financial statements.
(2)Based on average shares outstanding.
(3)Annualized.
See Notes to Financial Statements.

Manager's Discussion of
Ivy Mortgage Securities Fund

      March 31, 2004

The Ivy Mortgage Securities Fund is subadvised by Advantus Capital Management, Inc. The following is an interview with Christopher R. Sebald, portfolio manager of the Fund

The following discussion provides you with information regarding the Fund's performance during the 12 months ended March 31, 2004, while the following graphs and tables provide you with information regarding the Fund's performance for the fiscal period ended March 31, 2004. The Fund's Board of Trustees recently approved a change in the Fund's fiscal year end from September 30 to March 31.

As you likely know, the Advantus Mortgage Securities Fund merged into the Ivy Mortgage Securities Fund on December 8, 2003. The performance shown for periods prior to this date is that of the Advantus Mortgage Securities Fund Class A shares, restated to reflect current sales charges applicable to Ivy Mortgage Securities Fund Class A shares. Performance has not been restated to reflect the fees and expenses applicable to the Ivy Mortgage Securities Fund. If these expenses were reflected, performance shown would differ.

How did the Fund perform during the last 12 months?
The Fund's Class A shares increased 4.68 percent for the year before the impact of sales load and, after the impact of sales load, decreased 1.34 percent. This compares with the Lehman Brothers Mortgage-Backed Securities Index (reflecting the performance of securities that generally represent the mortgage-backed securities market), which increased 4.08 percent for the year, and the Lipper U.S. Mortgage Funds Universe Average (reflecting the performance of the universe of funds with similar investment objectives), which increased 3.50 percent for the year. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark index and the Lipper category do not reflect a sales load.

What factors affected performance relative to the benchmark index during the last 12 months?
Primarily, in relation to its index, the Fund was adversely affected by the impact of the Fund's sales load. However, on a positive note, during the last 12 months our diversified approach of investing in all segments of the mortgage markets provided better results than investing solely in the mortgage passthrough market. We feel that the performance of the Fund was benefited by this total mortgage market approach along with a focus on stable cash flows.

What other market conditions or events influenced the Fund's performance during the last 12 months?
The mortgage securities markets experienced one of the most tumultuous years on record, as interest rates were very volatile and prepayment rates skyrocketed. Interest rates fell to generational lows as the Federal Reserve warned the market about the perils of deflation, only to rise sharply in the second quarter of the period. Prepayment speeds then hit an all-time high again, eclipsing the previous record by over 40 percent. The mortgage-backed securities (MBS) index only slightly outperformed Treasuries over the year due in large part to this volatility. This was a disappointing result for the average mortgage-market investor, as other fixed-income sectors did so well. We believe our approach to managing the Fund was beneficial, as our securities did not prepay at nearly the speed of the generic securities that compose most of the market.

What strategies and techniques did you employ that specifically affected the Fund's performance?
Due to the historically low interest rates and record prepayment speeds on MBS over the last year, we focused our investing on securities that we felt were much less prone to prepayments. This included purchases of commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) as well as specified pools in the MBS markets. In the CMBS market, we chose securities that we felt were seasoned and that provided greater credit enhancement than recently issued securities. In the ABS market, we focused on securities that were collateralized with manufactured-housing contracts. This sector performed extremely well after poor performance in the prior two years. In the specified pool market, we purchased passthrough securities backed by loans that we feel have unique characteristics and better prepayment profiles. All of these securities performed well in the low interest rate and high prepayment environment.

What industries or sectors did you emphasize during the last 12 months, and what looks attractive to you going forward?
During the period, we continued to add to our position in securities that we believe are more protected against rising prepayments. As interest rates fell, we benefited, as portfolio prepayments were lower than the benchmark. We continue to look for securities that we feel have better prepayment profiles in higher and lower interest rate environments. We think ABS spreads are at or near their all-time tights, and as a consequence we don't expect to add much in this sector. However, we continue to look for attractive investments in the manufactured housing sector.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed. Please note that as of April 1, 2004, David Land has been added as a co-manager of the Ivy Mortgage Securities Fund.

Comparison of Change in Value of
$10,000 Investment

Ivy Mortgage Securities Fund, Class A Shares(1)	$19,496
Lehman Brothers Mortgage-Backed Securities Index	$20,258
Lipper U.S. Mortgage Funds Universe Average	$18,808

		Ivy Mortgage Securities Fund, Class A Shares	Lehman Brothers Mortgage-Backed Securities Index	Lipper U.S. Mortgage Funds Universe Average
SEPT 30	1994	9,425	10,000	10,000
SEPT 30	1995	10,700	11,354	11,232
SEPT 30	1996	11,217	12,012	11,768
SEPT 30	1997	12,380	13,219	12,833
SEPT 30	1998	13,498	14,359	13,888
SEPT 30	1999	13,765	14,685	14,032
SEPT 30	2000	14,824	15,775	14,933
SEPT 30	2001	16,885	17,722	16,671
SEPT 30	2002	18,216	19,027	17,824
SEPT 30	2003	18,983	19,693	18,365
MARCH 31	2004	19,496	20,258	18,808

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

	Class A	Class B	Class C	Class Y
1-year period ended 3-31-04	-1.34%	-	-	-
5-year period ended 3-31-04	6.02%	-	-	-
10-year period ended 3-31-04	6.91%	-	-	-
Cumulative return since inception of Class through 3-31-04(3)	-	-2.68%	1.32%	2.56%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively.

(3)12-8-03 for Class B, Class C and Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Advantus Mortgage Securities Fund merged into the Ivy Mortgage Securities Fund on December 8, 2003. The performance shown for periods prior to this date is that of the Advantus Mortgage Securities Fund Class A shares, restated to reflect current sales charges applicable to Ivy Mortgage Securities Fund Class A shares. Performance has not been restated to reflect the fees and expenses applicable to the Ivy Mortgage Securities Fund. If these expenses were reflected, performance shown would differ.

SHAREHOLDER SUMMARY OF IVY MORTGAGE SECURITIES FUND

Portfolio Highlights

On March 31, 2004, the Fund had net assets totaling $140,144,523 invested in a diversified portfolio of:

61.66%	United States Government Bonds
Corporate Bonds:
35.05%	Finance Companies
1.62%	Other
1.15%	Cash and Cash Equivalents
0.52%	Municipal Bond

As a shareholder of the Fund, for every $100 you had invested on March 31, 2004, your Fund owned:

United States Government Bonds	$61.66
Corporate Bonds:
Finance Companies	$35.05
Other	$1.62
Cash and Cash Equivalents	$1.15
Municipal Bond	$0.52

The Investments of Ivy Mortgage Securities Fund
March 31, 2004
CORPORATE DEBT SECURITIES	Principal Amount in Thousands	Value

Finance Companies - 35.05%
277 Park Avenue Finance Corporation:
7.58%, 5-12-12 (A)	$190	$214,302
7.68%, 5-12-12 (A)	1,700	1,941,809
Asset Securitization Corporation:
1.55729%, 10-13-26, Interest only (A)	10,121	572,247
0.88781%, 4-14-29, Interest only	15,640	662,653
1.97773%, 8-13-29, Interest only	10,661	898,163
Associates Manufactured Housing,
7.9%, 3-15-27	1,800	1,985,982
Banco Hipotecario Nacional:
7.916%, 7-25-09 (A)	23	1,164
2.57%, 3-25-11 (A)	14	725
7.54%, 5-31-17 (A)	313	31,277
BankAmerica Manufactured Housing Contract Trust:
7.8%, 10-10-26	2,000	2,143,438
7.015%, 1-10-28	1,365	1,462,697
BlackRock Capital Finance,
7.75%, 9-25-26 (A)	1,180	1,267,819
Citicorp Mortgage Securities, Inc.,
6.36825%, 9-25-14	480	501,445
Collateralized Mortgage Obligation Trust,
5.0%, 7-1-18	71	71,639
Conseco Finance Securitizations Corp.,
6.981%, 6-15-32	1,200	1,265,883
Credit Suisse First Boston Mortgage Securities Corp.,
6.0%, 11-25-18	1,420	1,485,180
FFCA Secured Lending Corporation:
2.19375%, 2-18-22	1,500	1,378,923
2.44375%, 2-18-22	1,000	919,781
Fortress CBO Investments 1, Ltd.,
7.85%, 7-25-38 (A)	1,600	1,803,616
Franchise Finance Corporation of America:
8.91%, 6-25-14	1,250	1,351,714
7.8%, 6-1-20	354	375,563
GMAC Commerical Mortgage Securities,
5.94%, 7-1-13	546	548,286
GRMT Fairbanks Trust,
3.22%, 6-20-32	1,240	1,247,920
Green Tree Financial Corporation:
6.4%, 10-15-18	1,497	1,563,941
7.65%, 4-15-19	699	751,029
8.3%, 5-15-19	1,468	1,577,589
8.3%, 11-15-19	442	477,868
9.1%, 4-15-25	1,075	1,162,753
Lehman ABS Manufactured Housing Contract,
5.873%, 5-15-22	1,265	1,352,772
Metropolitan Asset Funding, Inc.,
6.98%, 5-20-12 (A)	257	259,397
Mid-State Trust:
8.33%, 4-1-30	963	1,051,218
7.34%, 7-1-35	2,138	2,331,401
7.4%, 7-1-35	2,018	2,190,711
7.79%, 7-1-35	860	934,317
Mortgage Capital Funding, Inc.,
7.14054%, 6-18-30	1,500	1,708,021
Oakwood Mortgage Investors, Inc.:
8.1%, 10-15-21 (A)	1,068	1,154,625
7.375%, 8-15-27	906	961,122
Origen Manufactured Housing Contract Trust 2004-A:
2.02%, 10-15-13	238	238,574
5.91%, 1-15-35	1,000	1,000,118
Paine Webber Mortgage Acceptance Corporation:
8.125%, 7-25-09	387	386,409
7.655%, 1-2-12 (A)	2,450	2,733,187
6.75%, 2-25-24	13	13,250
Prudential Home Mortgage Securities:
6.78881%, 9-28-08 (A)	71	71,194
6.69231%, 4-28-24	32	32,439
7.88208%, 9-28-24 (A)	77	77,178
Sequoia Mortgage Funding Company,
6.38%, 8-28-31 (A)	303	302,080
Structured Asset Mortgage Investments, Inc.:
6.75%, 4-30-30	230	228,857
6.75%, 4-30-30	104	104,910
Vanderbilt Mortgage and Finance, Inc.:
7.525%, 7-7-14	330	338,235
7.07%, 12-7-14	858	879,308
7.955%, 12-7-24	1,000	1,128,925
7.525%, 11-7-26	915	1,021,282
Whole Auto Loan Trust,
6.0%, 4-15-09	953	953,744

		49,118,680

Real Estate Investment Trust - 0.92%
Covenant Retirement Communities, Inc.:
6.75%, 6-1-04	500	501,031
7.0%, 6-1-06	750	793,681

		1,294,712

Security and Commodity Brokers - 0.70%
Bear Stearns Mortgage Securities, Inc.,
8.0%, 11-25-29	940	977,190

TOTAL CORPORATE DEBT SECURITIES - 36.67%		$51,390,582

(Cost: $49,789,117)

MUNICIPAL OBLIGATION - 0.52%

California
City of Pleasant Hill, Taxable Multifamily Housing Revenue Refunding Bonds, Series 1995A (GNMA Collateralized - Chateau Project),
7.95%, 9-20-15	688	$728,186

(Cost: $697,361)

UNITED STATES GOVERNMENT SECURITIES

Mortgage-Backed Obligations
Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificates:
5.5%, 12-1-17	1,518	1,591,982
6.0%, 9-1-32	2,010	2,100,598
6.5%, 9-1-32	2,465	2,617,618
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
5.5%, 2-1-18	1,931	2,020,528
5.5%, 2-1-18	910	951,817
5.0%, 5-1-18	2,528	2,607,885
5.5%, 1-1-24	989	1,021,868
7.0%, 11-1-31	527	562,627
6.5%, 12-1-31	770	815,322
6.5%, 2-1-32	402	426,471
6.5%, 2-1-32	361	383,629
6.5%, 2-1-32	287	304,278
7.0%, 2-1-32	650	698,693
7.0%, 3-1-32	898	965,273
6.5%, 4-1-32	182	193,010
6.5%, 5-1-32	353	373,082
7.0%, 6-1-32	2,099	2,245,262
6.5%, 7-1-32	1,492	1,579,520
6.5%, 7-1-32	805	852,098
6.5%, 8-1-32	553	585,759
6.5%, 8-1-32	209	221,126
6.5%, 8-1-32	1,796	1,900,964
5.0%, 11-1-33	4,911	4,937,959
6.0%, 9-1-32	316	330,662
6.5%, 9-1-32	1,825	1,931,138
6.5%, 9-1-32	2,695	2,851,749
6.0%, 10-1-32	2,061	2,157,443
6.0%, 10-1-32	1,796	1,879,900
6.0%, 10-1-32	1,441	1,508,303
6.5%, 10-1-32	148	156,451
6.0%, 11-1-32	1,546	1,618,301
6.0%, 11-1-32	949	993,680
6.0%, 3-1-33	2,294	2,401,426
6.0%, 3-1-33	2,180	2,278,442
6.0%, 3-1-33	1,531	1,602,885
6.0%, 3-1-33	461	482,324
5.5%, 4-1-33	2,991	3,073,311
5.5%, 5-1-33	478	491,297
4.5%, 9-1-33	2,941	2,877,252
4.5%, 10-1-33	3,446	3,371,578
5.0%, 12-1-33	4,942	4,968,464
5.0%, 12-1-33	1,300	1,301,219
4.5%, 1-1-34	2,385	2,333,170
5.5%, 2-1-34	10,100	10,346,187
5.5%, 3-1-34	3,910	4,023,071
Government National Mortgage Association Fixed Rate Pass-Through Certificates:
7.875%, 5-15-17	749	839,949
1.37053%, 3-16-34, Interest only	9,283	606,487
1.27643%, 7-16- 40, Interest only	9,385	564,759
0.7055%, 3-16- 42, Interest only	27,366	769,663
United States Department of Veterans Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust:
1995-1 Class 1,
7.21772%, 2-15-25	456	493,688
1995-1 Class 2,
7.7925%, 2-15-25	185	202,416

TOTAL UNITED STATES GOVERNMENT SECURITIES - 61.66%		$86,412,584

(Cost: $85,163,444)

SHORT-TERM SECURITIES

Electrical Equipment - 2.14%
W.W. Grainger, Inc.,
1.0%, 4-26-04	3,000	2,997,917

Finance Companies - 3.37%
Caterpillar Financial Services Corp.,
1.0%, 4-19-04	3,900	3,898,050
PACCAR Financial Corp.,
0.99%, 4-1-04	818	818,000

		4,716,050

Food and Related - 0.71%
Sara Lee Corporation,
1.05%, 4-26-04	1,000	999,271

Health Care - Drugs - 0.71%
Pfizer Inc.,
1.0%, 4-8-04	1,000	999,805

Household - General Products - 2.13%
Procter & Gamble Company (The):
1.01%, 4-1-04	2,000	2,000,000
1.04%, 4-1-04	992	992,000

		2,992,000

TOTAL SHORT-TERM SECURITIES - 9.06%		$12,705,043

(Cost: $12,705,043)

TOTAL INVESTMENT SECURITIES - 107.91%		$151,236,395

(Cost: $148,354,965)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (7.91%)		(11,091,872)

NET ASSETS - 100.00%		$140,144,523

Notes to Schedule of Investments

(A)
Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2004, the total value of these securities amounted to $10,430,620 or 7.44% of net assets.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities

IVY MORTGAGE SECURITIES FUND
March 31, 2004
(In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $148,355) (Notes 1 and 3)	$151,236
Receivables:
Investment securities sold	3,241
Dividends and interest	735
Fund shares sold	603
Prepaid and other assets	42

Total assets	155,857

LIABILITIES
Payable for investment securities purchased	14,758
Due to custodian	335
Payable to Fund shareholders	276
Accrued management fee (Note 2)	59
Dividends payable	57
Accrued service fee (Note 2)	29
Accrued shareholder servicing (Note 2)	23
Accrued accounting and administrative services fees (Note 2)	6
Accrued distribution fee (Note 2)	2
Other	167

Total liabilities	15,712

Total net assets	$140,145

NET ASSETS
Capital paid in	$137,502
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(7)
Accumulated undistributed net realized loss on investment transactions	(231)
Net unrealized appreciation in value of investments	2,881

Net assets applicable to outstanding units of capital	$140,145

Net asset value per share (net assets divided by shares outstanding):
Class A	$10.96
Class B	$10.96
Class C	$10.96
Class Y	$10.96
Capital shares outstanding:
Class A	12,261
Class B	109
Class C	161
Class Y	258

See Notes to Financial Statements.

Statement of Operations

IVY MORTGAGE SECURITIES FUND
(In Thousands)

	For the fiscal period ended 3-31-04		For the fiscal year ended 9-30-03

INVESTMENT INCOME
Interest and amortization (Note 1B)	$3,865		$8,129

Expenses (Note 2):
Investment management fee	339		619
Shareholder servicing:
Class A	205		246
Class B	1		-
Class C	-	*	-
Class Y	1		N/A
Distribution fee:
Class A	134		-
Class B	1		-
Class C	2		-
Class Y	2		N/A
Service fee:
Class A	125		204
Class B	-	*	351
Class C	1		136
Accounting and administrative services fees	29		54
Registration fees	23		69
Legal fees	21		16
Audit fees	17		57
Custodian fees	15		10
Other	38		58

Total	954		1,820
Less expenses: waived by predecessor manager in excess of contractual limit (Note 2)
	(122)		(194)
	(105)		-

Total expenses	727		1,626

Net investment income	3,138		6,503

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain (loss) on investments	(158)		464
Unrealized appreciation (depreciation) in value of investments during the period	809		(1,864)

Net gain (loss) on investments	651		(1,400)

Net increase in net assets resulting from operations	$3,789		$5,103

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Changes in Net Assets

IVY MORTGAGE SECURITIES FUND
(In Thousands)

	For the fiscal period ended 3-31-04	For the fiscal year ended 9-30-03	For the fiscal year ended 9-30-02

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$3,138	$6,503	$4,983
Realized net gain (loss) on investments	(158)	464	2,062
Unrealized appreciation (depreciation)	809	(1,864)	(947)

Net increase in net assets resulting from operations	3,789	5,103	6,098

Distributions to shareholders from (Note 1F):(1)
Net investment income:
Class A	(3,101)	(4,223)	(3,454)
Class B	(5)	(1,558)	(1,428)
Class C	(8)	(600)	(410)
Class Y	(35)	N/A	N/A
Realized gains on investment transactions:
Class A	(495)	-	-
Class B	-	-	-
Class C	-	-	-
Class Y	(9)	N/A	N/A
Tax return of capital:
Class A	-	-	(51)
Class B	-	-	(21)
Class C	-	-	(6)
Class Y	-	N/A	N/A

	(3,653)	(6,381)	(5,370)

Capital share transactions (Note 5)	(2,289)	35,890	38,058

Total increase (decrease)	(2,153)	34,612	38,786
NET ASSETS
Beginning of period	142,298	107,686	68,900

End of period	$140,145	$142,298	$107,686

Undistributed net investment income (loss)	$(7)	$4	$(119)

(1)See "Financial Highlights" on pages 186 - 189.

See Notes to Financial Statements.

Financial Highlights

IVY MORTGAGE SECURITIES FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal period ended		For the fiscal year ended September 30,
	3-31-04		2003		2002	2001	2000	1999

Net asset value, beginning of period	$10.97		$11.07		$10.99	$10.37	$10.30	$10.75

Income (loss) from investment operations:
Net investment income	0.25		0.59		0.70	0.73	0.69	0.69
Net realized and unrealized gain (loss) on investments	0.03		(0.12)		0.11	0.65	0.09	(0.45)

Total from investment operations	0.28		0.47		0.81	1.38	0.78	0.24

Less distributions from:
Net investment income	(0.25)		(0.57)		(0.72)	(0.72)	(0.70)	(0.68)
Capital gains	(0.04)		(0.00)		(0.00)	(0.00)	(0.00)	(0.00)
Tax return of capital	(0.00)		(0.00)		(0.01)	(0.04)	(0.01)	(0.01)

Total distributions	(0.29)		(0.57)		(0.73)	(0.76)	(0.71)	(0.69)

Net asset value, end of period	$10.96		$10.97		$11.07	$10.99	$10.37	$10.30

Total return(1)	2.70%		4.19	%(2)	7.88%	13.90%	7.70%	2.26%
Net assets, end of period (in millions)	$134		$91		$67	$42	$32	$34
Ratio of expenses to average net assets including reimbursement	1.05	%(3)(4)	0.97%		0.95%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets including reimbursement	4.56	%(3)(4)	5.27%		6.24%	6.75%	6.81%	6.29%
Ratio of expenses to average net assets excluding reimbursement	1.38	%(3)(4)	1.12%		1.21%	1.31%	1.32%	1.21%
Ratio of net investment income to average net assets excluding reimbursement	4.22	%(3)(4)	5.12%		5.98%	6.39%	6.44%	6.03%
Portfolio turnover rate	57%		83%		99%	55%	65%	127%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase.

(2)Advantus Capital reimbursed the Fund for losses related to certain investment trades. With reimbursed losses, the total return for Class A, for the year ended September 30, 2003, would have been 4.28%.

(3)Annualized.

(4)In connection with the reorganization plan described in Note 8, Class B and Class C shares of the predecessor Advantus Fund were exchanged into Class A shares at the time of the merger. The ratios shown above reflect a blended rate that includes the effect of income and expenses for those Class B and Class C shares from October 1, 2003 up to the time of merger. Expenses for Class A shares before and after the merger were limited to 0.95% of average net assets.

See Notes to Financial Statements.

Financial Highlights

IVY MORTGAGE SECURITIES FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout the Period:

	For the period from 12-8-03(1) to 3-31-04

Net asset value, beginning of period	$10.87

Income from investment operations:
Net investment income	0.12
Net realized and unrealized gain on investments	0.13

Total from investment operations	0.25

Less distributions from:
Net investment income	(0.12)
Capital gains	(0.04)

Total distributions	(0.16)

Net asset value, end of period	$10.96

Total return	2.32%
Net assets, end of period (in millions)	$1
Ratio of expenses to average net assets	1.89	%(2)
Ratio of net investment income to average net assets	3.59	%(2)
Portfolio turnover rate	57	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the six months ended March 31, 2004.

See Notes to Financial Statements.

Financial Highlights

IVY MORTGAGE SECURITIES FUND
Class C Shares
For a Share of Capital Stock Outstanding Throughout the Period:

	For the period from 12-8-03(1) to 3-31-04

Net asset value, beginning of period	$10.87

Income from investment operations:
Net investment income	0.12
Net realized and unrealized gain on investments	0.13

Total from investment operations	0.25

Less distributions from:
Net investment income	(0.12)
Capital gains	(0.04)

Total distributions	(0.16)

Net asset value, end of period	$10.96

Total return	2.32%
Net assets, end of period (in millions)	$2
Ratio of expenses to average net assets	1.86	%(2)
Ratio of net investment income to average net assets	3.61	%(2)
Portfolio turnover rate	57	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the six months ended March 31, 2004.

See Notes to Financial Statements.

Financial Highlights

IVY MORTGAGE SECURITIES FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout the Period:

	For the period from 12-8-03(1) to 3-31-04

Net asset value, beginning of period	$10.87

Income (loss) from investment operations:
Net investment income	0.15
Net realized and unrealized gain (loss) on investments	0.13

Total from investment operations	0.28

Less distributions from:
Net investment income	(0.15)
Capital gains	(0.04)

Total distributions	(0.19)

Net asset value, end of period	$10.96

Total return	2.56%
Net assets, end of period (in millions)	$3
Ratio of expenses to average net assets	1.09	%(2)
Ratio of net investment income to average net assets	4.38	%(2)
Portfolio turnover rate	57	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the six months ended March 31, 2004.

See Notes to Financial Statements.

Manager's Discussion of
Ivy Pacific Opportunities Fund

      March 31, 2004

An interview with Frederick Jiang, CFA, CPA, portfolio manager of Ivy Pacific Opportunities Fund

The following discussion provides you with information regarding the Fund's performance during the 12 months ended March 31, 2004, while the following graphs and tables provide you with information regarding the Fund's performance for the fiscal period ended March 31, 2004. The Fund's Board of Trustees recently approved a change in the Fund's fiscal year end from December 31 to March 31.

How did the Fund perform during the last 12 months?
Class A shares of the Fund increased 66.38 percent for the year before the impact of sales load, and, after the impact of sales load, increased 56.81 percent. In comparison, the Morgan Stanley Capital International Asia Pacific Free (Excluding Japan) Index (the index that generally reflects the performance of the Asia Pacific securities markets) increased 64.69 percent during the year, and the Lipper Pacific Ex-Japan Funds Universe Average (reflecting the performance of the universe of funds with similar objectives) increased 70.37 percent. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark index and the Lipper category do not reflect a sales load.

What factors affected Fund performance during the last 12 months?
Performance was positively impacted by our stock and country selections. The Fund benefited from our selections in financial and consumer-discretionary stocks, as well as overweight positions in Hong Kong and India. In relation to the Fund's benchmark index, the Fund was adversely affected by the impact of the Fund's sales load.

What other market conditions or events influenced the Fund's performance during the last 12 months?
Early in 2003, global geopolitical concerns regarding the Iraq War triggered extreme global market volatility and risk aversion. At the same time, Asian consumer markets were shocked by an outbreak of SARS (atypical pneumonia) that depressed travel and retail sectors through July.

Government policy responses were, in our view, generally prompt and appropriate. Where possible, fiscal policy was tapped in an effort to create business demand or encourage business and consumer activity. Central banks continued to ease monetary policy during these difficult times, providing reassurance to global investors and helping to set the stage for an impressive global stock market rally that began in the second quarter of 2003. Asian markets rose swiftly, as they often do in the early stages of a global financial recovery.

By August, the global growth outlook had improved significantly. Both the United States and China were growing above trend, creating enormous global export demand. Several Asian countries also enjoyed stronger domestic demand, led by China. China benefited from an unprecedented increase in outsourcing demand, as production facilities were shifted to China in an effort to take advantage of that country's low labor costs. A capital spending replacement cycle further boosted global demand for technology equipment, much of it produced in Asia. Low interest rates and abundant credit fueled strong housing, auto and consumer spending in many countries, despite lagging job growth in most. Chinese deflation concerns were reduced late in the year as positive consumer price data were reported.

Late in the period, global investors grew more concerned about rising energy prices and the possibility of slower economic growth in China as the Chinese government sought to address areas of imbalance.

What strategies and techniques did you employ that specifically affected the Fund's performance?
We increased our equity exposure as broad market sentiment improved. Our initial focus was on companies that we felt benefited from reflation in China. The Fund particularly benefited from our selections in financials and consumer discretionary stocks, as well as our overweight positions in Hong Kong and India. We were overweight the information-technology sector but underweight telecommunication services and utilities.

What industries or sectors did you emphasize during the last 12 months, and what looks attractive to you going forward?
Although China's government policy was shifted slightly in late 2003 and March 2004 in an effort to slow some of the more speculative areas of the booming economy, we believe that regional growth in 2004 could potentially remain impressive. We are continuing to focus on what we see as reflation beneficiaries as well as high-end consumer discretionary stocks. In our view, production trends continue to benefit from low inventories in many sectors and a technology replacement cycle. We have continued to emphasize industry leaders that we believe benefit from the global recovery, especially export companies that enjoy a solid competitive position. We remain underweight in Australia, which is typically a more defensive market and less associated with the dynamic growth surrounding China. We remain alert to signs of over-leveraged households in South Korea and Taiwan, where recent consumer-credit increases were sparked by extremely low interest rates. We are also monitoring a heavy election schedule across Asia this year.

We intend to remain flexible with our geographic and sector allocations, responding to future developments in global financial markets. In the current environment, we feel that sustainable U.S. economic growth remains the most important prerequisite for rising global equity markets. Intra-Asian trade has grown tremendously in recent years, but U.S. consumer spending power is, in our view, critical for the global economy. Over the longer term, we think U.S. employment growth is key. We believe that these critical U.S. macroeconomic issues will dictate the form and pace of global growth in 2004. If the U.S. dollar weakens significantly further, we anticipate a period of broad currency volatility that is typically associated with currency extremes.

The difficult business climate of the last few years has forced many foreign companies to accelerate restructuring efforts. This positive improvement should, in our view, be an important focus for investors as the broader economic and financial environment improves. We continue to believe that Pacific-region equity investments provide unique growth opportunities and important long-term portfolio diversification for our shareholders.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Please note that effective February 2004, Mr. Jiang became the portfolio manager of the Ivy Pacific Opportunities Fund.

Comparison of Change in Value of
$10,000 Investment

Ivy Pacific Opportunities Fund, Class A Shares(1)	$11,062
Morgan Stanley Capital International Asia Pacific Free (Excluding Japan) Index	$11,541
Lipper Pacific Ex-Japan Funds Universe Average	$11,774

		Ivy Pacific Opportunities Fund, Class A Shares	Morgan Stanley Capital International Asia Pacific Free (Excluding Japan) Index	Lipper Pacific Ex-Japan Funds Universe Average
DEC 31	1994	9,425	10,000	10,000
DEC 31	1995	9,575	10,608	10,093
DEC 31	1996	11,537	11,843	11,076
DEC 31	1997	9,006	7,792	7,251
DEC 31	1998	7,154	7,448	6,769
DEC 31	1999	10,497	11,160	11,838
DEC 31	2000	8,581	7,815	8,239
DEC 31	2001	7,784	7,627	8,177
DEC 31	2002	6,904	7,238	7,538
DEC 31	2003	10,553	10,760	11,026
MAR 31	2004	11,062	11,541	11,774

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

	Class A	Class B	Class C	Class Y	Advisor Class(3)
1-year period ended 3-31-04	56.81%	58.93%	64.67%	-	65.71%
5-year period ended 3-31-04	7.96%	7.82%	8.23%	-	8.81%
10-year period ended 3-31-04	0.05%	-0.32%	-	-	-
Since inception of Class through 3-31-04(4)	-	-	-0.19%	-	3.25%
Cumulative return since inception of Class(4)	-	-	-	39.85%	-

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.)

(3)Advisor Class shares are no longer available for investment.

(4)4-30-96 for Class C shares, 7-24-03 for Class Y shares and 2-10-98 for Advisor Class shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

SHAREHOLDER SUMMARY OF IVY PACIFIC OPPORTUNITIES FUND

Portfolio Highlights

On March 31, 2004, the Fund had net assets totaling $38,334,926 invested in a diversified portfolio of:

89.27%	Common Stocks
10.73%	Cash and Cash Equivalents

As a shareholder of the Fund, for every $100 you had invested on March 31, 2004, your Fund was invested by geographic region and by industry, respectively, as follows:

Pacific Basin	$78.89
Cash and Cash Equivalents	$10.73
United States	$5.78
Europe	$3.01
Other	$1.59

Financial Services Stocks	$18.35
Multi-Industry Stocks	$13.77
Technology Stocks	$12.48
Cash and Cash Equivalents	$10.73
Raw Materials Stocks	$5.48
Utilities Stocks	$5.39
Consumer Services Stocks	$4.85
Shelter Stocks	$4.55
Consumer Nondurables Stocks	$4.46
Energy Stocks	$4.04
Retail Stocks	$3.46
Health Care Stocks	$3.07
Transportation Stocks	$3.03
Consumer Durables Stocks	$2.93
Business Equipment and Services Stocks	$2.17
Capital Goods Stocks	$1.24

The Investments of Ivy Pacific Opportunities Fund

March 31, 2004
COMMON STOCKS	Shares	Value

Australia - 12.38%
Australia and New Zealand Banking Group Limited (A)	39,490	$571,206
Foster's Group Limited (A)	112,840	377,916
iShares MSCI Australia Index Fund	94,320	1,325,196
News Corporation Limited (The) (A)	82,058	737,452
Novogen LTD (A)*	160,510	800,843
Wesfarmers Limited (A)	17,000	376,110
Westpac Banking Corporation (A)	41,750	558,986

		4,747,709

Bermuda - 0.60%
Li & Fung Limited (A)	150,000	229,058

Cayman Islands - 0.99%
TOM Online Inc., ADR*	31,250	379,531

China - 12.75%
Chaoda Modern Agriculture (Holdings) Limited (A)	1,000,000	359,306
China Pet & Chem Sinopec (A)	1,500,000	577,456
China Resources Power Holdings Company Limited (A) (B)*	1,000,000	580,664
Huaneng Power International, Inc., H Shares (A)	150,000	296,427
Kingdee International Software Group Company Limited (A)	600,000	252,156
NetEase.com, Inc., ADR*	2,250	112,039
Ports Design Limited (A) (B)*	200,000	365,722
SEEC Media Group Limited (A)*	4,000,000	307,977
SINA Corporation*	3,000	113,505
Shanghai Forte Land Co., Ltd., H Shares (A) (B)*	1,654,000	546,537
Sino-Forest Corporation, Class A (A)*	187,260	414,545
Sinotrans Limited (A)	400,000	161,688
Wah Sang Gas Holdings Limited (A)	4,000,000	333,641
Xinao Gas Holdings Limited (A) (B)*	900,000	467,739

		4,889,402

Hong Kong - 10.61%
ASM Pacific Technology Limited (A)	90,000	400,754
CITIC International Financial Holdings Limited (A)	1,000,000	436,300
CITIC Pacific Limited (A)	100,000	282,312
Cheung Kong (Holdings) Limited (A)	35,000	293,059
Cheung Kong Infrastructure Holdings Limited (A)	70,000	167,526
Dah Sing Financial Holdings Limited (A)	70,000	494,046
Esprit Holdings Limited (A)	92,500	386,960
Hang Lung Properties Limited (A)	130,000	183,503
Hutchison Whampoa Limited, Ordinary Shares (A)	42,000	301,817
Lee & Man Paper Manufacturing Limited (A) (B)*	400,000	390,104
Orient Overseas (International) Limited (A)	100,000	332,358
Oriental Press Group Limited (A)	754,000	273,336
Oriental Press Group Limited (A)(B)	350,000	126,880

		4,068,955

India - 9.48%
Hero Honda Motors Ltd. (A)	30,690	345,227
Housing Development Finance Corporation Limited (A)	61,240	531,426
ITC Limited (A)	34,000	812,101
Indian Petrochemicals Corporation Limited (A) (B)	26,600	111,037
Infosys Technologies Limited (A)	4,300	487,019
Oil and Natural Gas Corporation Limited (A) (B)*	15,130	291,652
Ranbaxy Laboratories Limited (A)	17,500	377,976
Reliance Industries Limited (A)	55,000	678,733

		3,635,171

Indonesia - 2.27%
PT Astra International Tbk (A)	288,000	179,926
PT Bank Central Asia Tbk (A)	844,000	359,736
PT Bank Rakyat Indonesia (A)*	962,500	171,403
PT Gudang Garam Tbk (A)	106,000	159,678

		870,743

Korea - 15.48%
Hana Bank (A)	14,000	290,026
Hanwha Chemical Corporation (A)*	48,920	362,702
Hyundai Department Store Co., Ltd. (A)	18,910	574,005
Hyundai Motor Company (A)	7,000	319,944
Kookmin Bank (A)*	16,300	661,128
Korean Air Lines Co., Ltd. (A)	20,000	307,907
LG Chem, Ltd. (A)	14,000	655,763
Pusan Bank (A)	80,000	512,190
SK Corporation (A)	16,000	581,273
Samsung Electronics Co., Ltd. (A)	3,350	1,671,420

		5,936,358

Malaysia - 4.75%
AMMB Holdings Berhad (A)	350,000	372,105
Genting Berhad (A)	75,000	333,553
Malayan Banking Berhad (A)	120,000	366,316
Malaysia International Shipping Corporation Berhad (A)	100,000	360,526
Maxis Communications Berhad (A)	160,000	387,368

		1,819,868

Singapore - 3.11%
DBS Group Holdings Ltd (A)	100,000	860,112
Haw Par Corporation Limited (A)	2	6
Keppel Land Limited (A)	296,000	330,618

		1,190,736

Switzerland - 0.88%
China Oriental Group Company Limited (A) (B)*	1,008,000	336,310

Taiwan - 6.95%
AU Optronics Corp., ADR	2	42
Formosa Plastics Corporation (A)	396,936	632,448
Hon Hai Precision Industry Co., Ltd. (A)	137,002	592,496
Quanta Computer Inc. (A)	144,105	336,755
Sampo Corporation (A)*	678,000	280,871
Taiwan Semiconductor Manufacturing Company Ltd. (A)*	278,435	507,014
United Microelectronics Corporation (A)*	350,020	314,434

		2,664,060

Thailand - 1.11%
KASIKORNBANK PLC (A)*	337,200	425,313

United Kingdom - 2.13%
ASTRA ALL ASIA NETWORKS plc (A)*	300,000	390,000
Standard Chartered PLC (A)	25,000	425,072

		815,072

United States - 5.78%
iShares MSCI Pacific ex-Japan Index Fund	19,420	1,504,467
UTStarcom, Inc.*	24,670	710,003

		2,214,470

TOTAL COMMON STOCKS - 89.27%		$34,222,756

(Cost: $30,446,753)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Food and Related - 1.39%
General Mills, Inc.,
1.14%, Master Note	$531	531,000

Security and Commodity Brokers - 3.86%
UBS Finance Delaware LLC,
1.06%, 4-1-04	1,481	1,481,000

TOTAL SHORT-TERM SECURITIES - 5.25%		$2,012,000

(Cost: $2,012,000)

TOTAL INVESTMENT SECURITIES - 94.52%		$36,234,756

(Cost: $32,458,753)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 5.48%		2,100,170

NET ASSETS - 100.00%		$38,334,926

Notes to Schedule of Investments

*No dividends were paid during the preceding 12 months.
(A)	Listed on an exchange outside the United States.
(B)
Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2004, the total value of these securities amounted to $3,216,645 or 8.39% of net assets.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities

IVY PACIFIC OPPORTUNITIES FUND
March 31, 2004
(In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $32,459) (Notes 1 and 3)	$36,235
Cash denominated in foreign currencies (cost - $1,538)	1,546
Receivables:
Investment securities sold	353
Fund shares sold	254
Dividends and interest	74
Prepaid and other assets	28

Total assets	38,490

LIABILITIES
Accrued management fee (Note 2)	32
Payable to Fund shareholders	30
Accrued shareholder servicing (Note 2)	13
Accrued service fee (Note 2)	8
Accrued distribution fee (Note 2)	5
Accrued accounting and administrative services fees (Note 2)	2
Due to custodian	1
Other	64

Total liabilities	155

Total net assets	$38,335

NET ASSETS
Capital paid in	$42,431
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(24)
Accumulated undistributed net realized loss on investment transactions	(7,807)
Net unrealized appreciation in value of investments	3,735

Net assets applicable to outstanding units of capital	$38,335

Net asset value per share (net assets divided by shares outstanding):
Class A	$9.55
Class B	$9.01
Class C	$9.09
Class Y	$9.58
Advisor Class	$9.28
Capital shares outstanding:
Class A	3,053
Class B	622
Class C	310
Class Y	74
Advisor Class	6

See Notes to Financial Statements.

Statement of Operations

IVY PACIFIC OPPORTUNITIES FUND
(In Thousands)

	For the fiscal period ended 3-31-04		For the fiscal year ended 12-31-03

INVESTMENT LOSS
Income (Note 1B):
Dividends (net of foreign withholding taxes of $12 and $26)	$76		$284
Interest and amortization	5		8

Total income	81		292

Expenses (Note 2):
Investment management fee	83		129
Shareholder servicing:
Class A	24		46
Class B	6		22
Class C	3		6
Class Y	-	*	-	*
Advisor Class	-	*	-	*
Service fee:
Class A	15		20
Class B	4		9
Class C	2		2
Class Y	-	*	-	*
Custodian fees	11		41
Distribution fee:
Class B	10		27
Class C	5		8
Audit fees	12		16
Accounting and administrative services fees	7		20
Legal fees	2		4
Registration fees	-	*	41
Other	1		16

Total	185		407
Less expenses in excess of contractual amount (Note 2)	-		(30)

Total expenses	185		377

Net investment loss	(104)		(85)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	1,433	2,607
Realized net loss on foreign currency transactions	(5)	(34)

Realized net gain on investments	1,428	2,573
Unrealized appreciation (depreciation) in value of investments during the period	(248)	4,130

Net gain on investments	1,180	6,703

Net increase in net assets resulting from operations	$1,076	$6,618

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Changes in Net Assets

IVY PACIFIC OPPORTUNITIES FUND
(In Thousands)

	For the fiscal period ended 3-31-04	For the fiscal year ended 12-31-03	For the fiscal year ended 12-31-02

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(104)	$(85)	$(9)
Realized net gain on investments	1,428	2,573	76
Unrealized appreciation (depreciation)	(248)	4,130	(1,131)

Net increase (decrease) in net assets resulting from operations	1,076	6,618	(1,064)

Distributions to shareholders from net investment income (Note 1F):(1)
Class A	-	-	-
Class B	-	-	-
Class C	-	-	-
Class Y	-	-	N/A
Advisor Class	-	-	-

	-	-	-

Capital share transactions (Note 5)	11,319	10,753	(1,544)

Total increase (decrease)	12,395	17,371	(2,608)
NET ASSETS
Beginning of period	25,940	8,569	11,177

End of period	$38,335	$25,940	$8,569

Undistributed net investment income (loss)	$(24)	$(108)	$-

(1)See "Financial Highlights" on pages 202 - 206.

See Notes to Financial Statements.

Financial Highlights

IVY PACIFIC OPPORTUNITIES FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal period ended		For the fiscal year ended December 31,
	3-31-04		2003	2002		2001		2000	1999

Net asset value, beginning of period	$9.11		$5.96		$6.72	$7.42		$9.15	$6.30

Income (loss) from investment operations:
Net investment income (loss)	(0.00)		(0.02)		0.01 (1)	(0.03	)(1)	0.07	0.08
Net realized and unrealized gain (loss) on investments	0.44		3.17	(0.77	)(2)	(0.66	)(2)	(1.74)	2.86

Total from investment operations	0.44		3.15	(0.76)		(0.69)		(1.67)	2.94

Less distributions from:
Net investment income	(0.00)		(0.00)	(0.00)		(0.01)		(0.06)	(0.08)
Capital gains	(0.00)		(0.00)	(0.00)		(0.00)		(0.00)	(0.01)

Total distributions	(0.00)		(0.00)	(0.00)		(0.01)		(0.06)	(0.09)

Net asset value, end of period	$9.55		$9.11		$5.96	$6.72		$7.42	$9.15

Total return(3)	4.83%		52.85%	-11.31	%(2)	-9.29	%(2)	-18.25%	46.72%
Net assets, end of period (in millions)	$29		$18	$5		$6		$9	$13
Ratio of expenses to average net assets including reimbursement	1.79	%(4)	2.64%		2.21%	2.21%		2.16%	2.19%
Ratio of net investment income (loss) to average net assets including reimbursement	-0.80	%(4)	-0.39%		0.20%	-0.49%		0.83%	1.01%
Ratio of expenses to average net assets excluding reimbursement	N/A		2.73%		3.52%	3.57%		3.10%	2.84%
Ratio of net investment income (loss) to average net assets excluding reimbursement	N/A		-0.48%	-1.11%		-1.85%		-0.11%	0.36%
Portfolio turnover rate	61%		187%		16%	82%		108%	23%

(1)Based on average shares outstanding.
(2)Includes redemption fees added to capital.
(3)Total return calculated without taking into account the sales load deducted on an initial purchase.
(4)Annualized.

See Notes to Financial Statements.

Financial Highlights

IVY PACIFIC OPPORTUNITIES FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal period ended		For the fiscal year ended December 31,
	3-31-04		2003	2002		2001		2000	1999

Net asset value, beginning of period	$8.61		$5.75	$6.56		$7.33		$9.04	$6.24

Income (loss) from investment operations:
Net investment income (loss)	(0.04)		(0.06)	(0.04	)(1)	(0.08	)(1)	0.01	0.02
Net realized and unrealized gain (loss) on investments	0.44		2.92	(0.77)		(0.68)		(1.71)	2.81

Total from investment operations	0.40		2.86	(0.81)		(0.76)		(1.70)	2.83

Less distributions from:
Net investment income	(0.00)		(0.00)	(0.00)		(0.01)		(0.01)	(0.02)
Capital gains	(0.00)		(0.00)	(0.00)		(0.00)		(0.00)	(0.01)

Total distributions	(0.00)		(0.00)	(0.00)		(0.01)		(0.01)	(0.03)

Net asset value, end of period	$9.01		$8.61	$5.75		$6.56		$7.33	$9.04

Total return	4.65%		49.74%	-12.35%		-10.35%		-18.80%	45.33%
Net assets, end of period (in millions)	$6		$6	$3		$4		$6	$8
Ratio of expenses to average net assets including reimbursement	2.62	%(2)	3.46%	2.96%		2.95%		2.92%	2.97%
Ratio of net investment income (loss) to average net assets including reimbursement	-1.69	%(2)	-1.15%	-0.55%		-1.22%		0.07%	0.24%
Ratio of expenses to average net assets excluding reimbursement	N/A		3.55%	4.27%		4.31%		3.86%	3.62%
Ratio of net investment loss to average net assets excluding reimbursement	N/A		-1.24%	-1.86%		-2.58%		-0.87%	-0.41%
Portfolio turnover rate	61%		187%	16%		82%		108%	23%

(1)Based on average shares outstanding.
(2)Annualized.
See Notes to Financial Statements.

Financial Highlights

IVY PACIFIC OPPORTUNITIES FUND
Class C Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal period ended		For the fiscal year ended December 31,
	3-31-04		2003	2002		2001		2000	1999

Net asset value, beginning of period	$8.68		$5.75	$6.55		$7.31		$9.07	$6.25

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.05)	(0.03	)(1)	(0.08	)(1)	0.01	0.02
Net realized and unrealized gain (loss) on investments	0.43		2.98	(0.77)		(0.67)		(1.71)	2.82

Total from investment operations	0.41		2.93	(0.80)		(0.75)		(1.70)	2.84

Less distributions from:
Net investment income	(0.00)		(0.00)	(0.00)		(0.01)		(0.06)	(0.01)
Capital gains	(0.00)		(0.00)	(0.00)		(0.00)		(0.00)	(0.01)

Total distributions	(0.00)		(0.00)	(0.00)		(0.01)		(0.06)	(0.02)

Net asset value, end of period	$9.09		$8.68	$5.75		$6.55		$7.31	$9.07

Total return	4.72%		50.96%	-12.21%		-10.25%		-18.79%	45.41%
Net assets, end of period (in millions)	$3		$2	$1		$1		$2	$1
Ratio of expenses to average net assets including reimbursement	2.31	%(2)	3.48%	2.94%		2.90%		3.03%	3.03%
Ratio of net investment income (loss) to average net assets including reimbursement	-1.34	%(2)	-1.14%	-0.53%		-1.18%		-0.03%	0.18%
Ratio of expenses to average net assets excluding reimbursement	N/A		3.57%	4.25%		4.26%		3.97%	3.68%
Ratio of net investment loss to average net assets excluding reimbursement	N/A		-1.23%	-1.84%		-2.54%		-0.97%	-0.47%
Portfolio turnover rate	61%		187%	16%		82%		108%	23%

(1)Based on average shares outstanding.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights

IVY PACIFIC OPPORTUNITIES FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal period ended 3-31-04		For the period from 7-24-03(1) to 12-31-03

Net asset value, beginning of period	$9.13		$6.85

Income (loss) from investment operations:
Net investment loss	(0.00)		(0.01)
Net realized and unrealized gain on investments	0.45		2.29

Total from investment operations	0.45		2.28

Less distributions from:
Net investment income	(0.00)		(0.00)
Capital gains	(0.00)		(0.00)

Total distributions	(0.00)		(0.00)

Net asset value, end of period	$9.58		$9.13

Total return	4.93%		33.28%
Net assets, end of period (in thousands)	$707		$497
Ratio of expenses to average net assets including reimbursement	1.38	%(2)	2.01	%(2)
Ratio of net investment loss to average net assets including reimbursement	-0.43	%(2)	-0.40	%(2)
Ratio of expenses to average net assets excluding reimbursement	N/A		2.18	%(2)
Ratio of net investment loss to average net assets excluding reimbursement	N/A		-0.57	%(2)
Portfolio turnover rate	61%		187	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the 12 months ended December 31, 2003.

See Notes to Financial Statements.

Financial Highlights

IVY PACIFIC OPPORTUNITIES FUND
Advisor Class Shares(1)
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal period ended		For the fiscal year ended December 31,
	3-31-04		2003	2002	2001		2000	1999

Net asset value, beginning of period	$8.85		$5.81	$6.59	$7.30		$9.03	$6.27

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		(0.01)	0.04 (2)	(0.02	)(2)	0.12 (2)	0.04
Net realized and unrealized gain (loss) on investments	0.44		3.05	(0.82)	(0.68)		(1.82)	2.86

Total from investment operations	0.43		3.04	(0.78)	(0.70)		(1.70)	2.90

Less distributions from:
Net investment income	(0.00)		(0.00)	(0.00)	(0.01)		(0.03)	(0.13)
Capital gains	(0.00)		(0.00)	(0.00)	(0.00)		(0.00)	(0.01)

Total distributions	(0.00)		(0.00)	(0.00)	(0.01)		(0.03)	(0.14)

Net asset value, end of period	$9.28		$8.85	$5.81	$6.59		$7.30	$9.03

Total return	4.86%		52.32%	-11.84%	-9.58%		-18.77%	46.29%
Net assets, end of period (in thousands)	$58		$55	$34	$3		$42	$313
Ratio of expenses to average net assets including reimbursement	1.60	%(3)	2.49%	1.74%	2.03%		1.77%	1.79%
Ratio of net investment income (loss) to average net assets including reimbursement	-0.66	%(3)	-0.09%	0.67%	-0.31%		1.23%	1.42%
Ratio of expenses to average net assets excluding reimbursement	N/A		2.65%	3.05%	3.39%		2.71%	2.44%
Ratio of net investment income (loss) to average net assets excluding reimbursement	N/A		-0.25%	-0.64%	-1.67%		0.29%	0.77%
Portfolio turnover rate	61%		187%	16%	82%		108%	23%

(1)See Note 5 to financial statements.
(2)Based on average shares outstanding.
(3)Annualized.

See Notes to Financial Statements.

Manager's Discussion of
Ivy Real Estate Securities Fund

      March 31, 2004

The Ivy Real Estate Securities Fund is subadvised by Advantus Capital Management, Inc. The following is an interview with Joseph R. Betlej, portfolio manager of the Fund

The following discussion provides you with information regarding the Fund's performance during the 12 months ended March 31, 2004, while the following graphs and tables provide you with information regarding the Fund's performance for the fiscal period ended March 31, 2004. The Fund's Board of Trustees recently approved a change in the Fund's fiscal year end from July 31 to March 31.

As you likely know, the Advantus Real Estate Securities Fund merged into the Ivy Real Estate Securities Fund on December 8, 2003. The performance shown for periods prior to this date is that of the Advantus Real Estate Securities Fund Class A shares, restated to reflect current sales charges applicable to Ivy Real Estate Securities Fund Class A shares. Performance has not been restated to reflect the fees and expenses applicable to the Ivy Real Estate Securities Fund. If these expenses were reflected, performance shown would differ.

How did the Fund perform during the last 12 months?
It was a strong year for real estate stocks as the benchmark index generated positive returns every month during the year, leading it to all time highs at the end of the reporting year. The Fund's Class A shares increased 54.77 percent for the year before the impact of sales load and, after the impact of sales load, increased 45.87 percent. This compares with the Wilshire Associates Real Estate Securities Index (reflecting the performance of securities that generally represent the real estate securities market), which increased 52.07 percent for the year, and the Lipper Real Estate Funds Universe Average (reflecting the performance of the universe of funds with similar investment objectives), which increased 51.04 percent for the year. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark index and the Lipper category do not reflect a sales load.

What factors affected performance relative to the benchmark index during the last 12 months?
Primarily, in relation to its index, the Fund was adversely affected by the impact of the Fund's sales load. On the positive side, the Fund had strong exposure to regional mall, outlet mall, and hotel stocks, which led performance within the benchmark for the year. Exposure to these property types grew throughout the year, benefiting performance. The retail names were recognized for earnings growth generated by the strong demand of high-quality retail tenants for the higher-productivity malls, which the publicly traded REITs continue to consolidate. Hotel stocks performed well as investors anticipated the improvement in the economy and the return of the business traveler. (It is generally in times of revenue acceleration that excess performance is found in hotel stocks.) The portfolio holdings in hotel companies were increased in an effort to take advantage of this trend, but only after the first leg of outperformance had taken place, which slightly reduced the benefit to the portfolio. In addition, an underweight to large-capitalization companies muted performance in the final quarter of the period. However, the Fund benefited from its exposure to property types not included in the benchmark, including homebuilders, health care property REITs and commercial mortgage REITs. These companies benefited due in large part to the positive operating environment generated for these companies in the low-interest rate environment.

What other market conditions or events influenced the Fund's performance during the last 12 months?
While fundamentals of occupancy and rental rates for many property types continued to decline throughout the year, real estate stocks performed very well. We believe that much of the stocks' upward moves were generated by investors concerned about the direction of the economy and seeking the higher income often delivered by REIT stocks. Additionally, improving values of underlying real estate helped to prompt stock price appreciation.

Larger-capitalization real estate companies showed relatively weak performance for the first half of the year, while rebounding strongly in the last quarter as strong funds flow continued to these stocks. Both mutual funds and closed-end income funds continued to attract a high investor dollar flow, helping to drive these more liquid stocks in the group. As noted above, an underweight to large-capitalization companies muted performance in the latest quarter. Additionally, it appeared that improvements in the economy would drive higher the stock prices of real estate companies with above average growth rates in cash flow. Portfolio holdings were increased for companies with this characteristic, benefiting the Fund.

What strategies and techniques did you employ that specifically affected the Fund's performance?
In our view, it did not pay to be early on the potential rebound in office and apartment companies. The portfolio reflected the expectation that the office markets would reflect a more muted return to stabilization, extending over a longer period of time. Our underweight in these groups enhanced performance as these stocks continued to reflect the weak results generated from their underlying properties.

What industries or sectors did you emphasize during the last 12 months, and what looks attractive to you going forward?
Retail names were emphasized in the portfolio last year due to their strong supply-and-demand characteristics. Additionally, these companies were helped by an aggressive consumer who had benefited from tax refunds and mortgage refinances. The lower interest rates also provided opportunities for homebuilders to take tenants from apartments. This trend, coupled with increasing apartment supply, resulted in exposure to apartments being held at a low percentage relative to the benchmark index during the year.

In the coming year, we believe that hotel and apartment companies will benefit due to their leverage to the upturn in the economy, and particularly growth in the job market. In our view, retail companies will continue to perform well as high quality tenants continue to demand new space for expansion of their concepts. We believe that the exception here is with grocers, as we feel that their business is becoming increasingly competitive, depending on scale. Centers anchored by weaker grocery stores may face tough times in our opinion.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

Ivy Real Estate Securities Fund, Class A Shares(1)	$21,778
Wilshire Associates Real Estate Securities Index(2)	$22,712
Lipper Real Estate Funds Universe Average(2)	$22,432

		Ivy Real Estate Securities Fund, Class A Shares	Wilshire Associates Real Estate Securities Index	Lipper Real Estate Funds Universe Average
Inception	2/25/99	9,425	10,000	10,000
JULY 31	1999	9,965	10,582	10,673
JULY 31	2000	11,448	12,525	12,294
JULY 31	2001	12,488	14,028	13,621
JULY 31	2002	14,025	15,283	15,050
JULY 31	2003	16,781	17,752	17,454
MARCH 31	2004	21,778	22,712	22,432

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

(2)Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the indexes (including income) are not available, investment in the indexes was effected as of February 28, 1999.

Average Annual Total Return(3)

	Class A	Class B	Class C	Class Y
1-year period ended 3-31-04	45.87%	-	-	-
5-year period ended 3-31-04	17.27%	-	-	-
Since inception of Class through 3-31-04(4)	16.49%	-	-	-
Cumulative return since inception of Class through 3-31-04(4)	-	9.46%	13.59%	14.78%

(3)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively.

(4)2-25-99 for Class A shares and 12-8-03 for Class B, Class C and Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Advantus Real Estate Securities Fund merged into the Ivy Real Estate Securities Fund on December 8, 2003. The performance shown for periods prior to this date is that of the Advantus Real Estate Securities Fund Class A shares, restated to reflect current sales charges applicable to Ivy Real Estate Securities Fund Class A shares. Performance has not been restated to reflect the fees and expenses applicable to the Ivy Real Estate Securities Fund. If these expenses were reflected, performance shown would differ.

SHAREHOLDER SUMMARY OF IVY REAL ESTATE SECURITIES FUND

Portfolio Highlights

On March 31, 2004, the Fund had net assets totaling $138,643,671 invested in a diversified portfolio of:

91.78%	Common Stocks
7.36%	Cash and Cash Equivalents
0.86%	Preferred Stocks

As a shareholder of the Fund, for every $100 you had invested on March 31, 2004, your Fund owned:

Shelter Stocks	$79.09
Cash and Cash Equivalents	$7.36
Consumer Services Stocks	$5.03
Business Equipment and Services Stocks	$3.44
Retail Stocks	$2.06
Miscellaneous Stocks	$1.15
Health Care Stocks	$1.01
Preferred Stocks	$0.86

The Investments of Ivy Real Estate Securities Fund

March 31, 2004
COMMON STOCKS	Shares	Value

Business Equipment and Services - 3.44%
Brookfield Properties Corporation	153,500	$4,775,385

Homebuilders, Mobile Homes - 1.69%
Lennar Corporation	10,200	551,106
Standard Pacific Corp.	8,900	534,000
WCI Communities, Inc.*	50,400	1,261,512

		2,346,618

Hospital Supply and Management - 1.01%
Ventas, Inc.	51,100	1,404,228

Hotels and Gaming - 5.03%
Hilton Hotels Corporation	221,500	3,599,375
Starwood Hotels & Resorts Worldwide, Inc.	83,300	3,373,650

		6,973,025

Multiple Industry - 0.51%
Spirit Finance Corporation (A)*	70,700	707,000

Non-Residential Construction - 0.29%
Catellus Development Corporation	15,531	403,961

Real Estate Investment Trust - 77.40%
AMB Property Corporation	35,400	1,315,818
Affordable Residential Communities Inc.*	172,300	3,187,550
Alexandria Real Estate Equities, Inc.	45,400	2,860,200
BRE Properties, Inc., Class A	34,200	1,173,744
Boardwalk Equities Inc. (B)	244,440	3,302,739
Boston Properties, Inc.	8,300	450,773
Brandywine Realty Trust	124,600	3,806,530
CBL & Associates Properties, Inc.	39,700	2,435,198
Camden Property Trust	16,700	750,665
CarrAmerica Realty Corporation	110,700	3,752,730
Cedar Shopping Centers, Inc.	62,600	888,294
Colonial Properties Trust	21,200	864,960
Cousins Properties Incorporated	81,300	2,665,827
Developers Diversified Realty Corporation	153,200	6,189,280
Entertainment Properties Trust	55,300	2,262,323
Equity Office Properties Trust	91,900	2,654,991
Equity One, Inc.	122,300	2,350,606
Essex Property Trust, Inc.	19,700	1,290,350
General Growth Properties, Inc.	181,800	6,390,270
Hersha Hospitality Trust	99,800	1,057,880
Host Marriott Corporation*	59,000	754,020
Innkeepers USA Trust	37,900	346,406
iStar Financial Inc.	11,300	477,990
Keystone Property Trust	89,700	2,180,607
Kimco Realty Corporation	70,950	3,617,031
LTC Properties, Inc.	56,000	1,014,160
La Quinta Properties, Inc.*	180,600	1,361,724
Lexington Corporation Properties Trust	44,100	960,939
Mack-Cali Realty Corporation	23,100	1,037,421
Mills Corporation (The)	102,600	5,467,554
Newcastle Investment Corp.	69,700	2,348,890
Omega Healthcare Investors, Inc.	31,000	336,970
PS Business Parks, Inc.	70,300	3,258,405
Prentiss Properties Trust	17,000	627,300
ProLogis	233,462	8,374,282
Ramco-Gershenson Properties Trust	18,600	524,520
Reckson Associates Realty Corp.	64,126	1,804,506
Regency Centers Corporation	18,900	883,197
Rouse Company (The)	93,000	4,984,800
SL Green Realty Corp.	700	33,390
Simon Property Group, Inc.	95,100	5,557,644
St. Joe Company (The)	22,700	923,663
Tanger Factory Outlet Centers, Inc.	71,300	3,231,316
Trizec Properties, Inc.	57,800	991,270
United Dominion Realty Trust, Inc.	171,000	3,355,020
Winston Hotels, Inc.	303,700	3,200,998

		107,304,751

Retail - Specialty Stores - 2.06%
Forest City Enterprises, Inc., Class A	53,000	2,854,050

Utilities - Telephone - 0.35%
American Tower Corporation, Class A*	21,100	239,485
Crown Castle International Corp.*	19,300	243,759
		483,244

TOTAL COMMON STOCKS - 91.78%		$127,252,262

(Cost: $98,192,666)

PREFERRED STOCKS - 0.86%

Real Estate Investment Trust
iStar Financial Inc., 7.875% Cumulative	9,300	243,195
LaSalle Hotel Properties, 8.375% Cumulative	9,500	244,625
PS Business Parks, Inc., 7% Cumulative*	17,400	435,000
Winston Hotels, Inc., 8% Cumulative*	10,500	265,860

(Cost: $1,165,909)		$1,188,680

SHORT-TERM SECURITIES	Principal Amount in Thousands

Capital Equipment - 2.16%
Caterpillar Financial Services Corp.,
1.0%, 4-19-04	$3,000	2,998,500

Household - General Products - 1.75%
Procter & Gamble Company (The):
1.04%, 4-1-04	1,794	1,794,000
0.98%, 4-12-04	624	623,813

		2,417,813

Publishing - 2.18%
Gannett Co., Inc.,
1.03%, 4-5-04	3,028	3,027,653

TOTAL SHORT-TERM SECURITIES - 6.09%		$8,443,966

(Cost: $8,443,966)

TOTAL INVESTMENT SECURITIES - 98.73%		$136,884,908

(Cost: $107,802,541)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.27%		1,758,763

NET ASSETS - 100.00%		$138,643,671

Notes to Schedule of Investments

*No dividends were paid during the preceding 12 months.
(A)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2004, the total value of this security amounted to 0.51% of net assets.

(B)Listed on an exchange outside the United States.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities

IVY REAL ESTATE SECURITIES FUND
March 31, 2004
(In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $107,803) (Notes 1 and 3)	$136,885
Cash	18
Receivables:
Investment securities sold	1,720
Fund shares sold	1,258
Dividends and interest	359
Prepaid and other assets	33

Total assets	140,273

LIABILITIES
Payable for investment securities purchased	1,425
Accrued management fee (Note 2)	97
Payable to Fund shareholders	23
Accrued distribution fee (Note 2)	20
Accrued shareholder servicing (Note 2)	20
Accrued service fee (Note 2)	8
Accrued accounting and administrative services fees (Note 2)	5
Other	31

Total liabilities	1,629

Total net assets	$138,644

NET ASSETS
Capital paid in	$106,616
Accumulated undistributed income:
Accumulated undistributed net investment loss	(152)
Accumulated undistributed net realized gain on investment transactions	3,098
Net unrealized appreciation in value of investments	29,082

Net assets applicable to outstanding units of capital	$138,644

Net asset value per share (net assets divided by shares outstanding):
Class A	$16.99
Class B	$16.97
Class C	$16.99
Class Y	$16.99
Capital shares outstanding:
Class A	2,577
Class B	103
Class C	130
Class Y	5,349

See Notes to Financial Statements.

Statement of Operations

IVY REAL ESTATE SECURITIES FUND
(In Thousands)

	For the fiscal period ended 3-31-04		For the fiscal year ended 7-31-03

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $4 and $5)	$2,417		$1,872
Interest and amortization	23		25

Total income	2,440		1,897

Expenses (Note 2):
Investment management fee	491		322
Distribution fee:
Class A	71		103
Class B	1		16
Class C	2		-
Class Y	59		N/A
Shareholder servicing:
Class A	40		35
Class B	1		-
Class C	1		-
Class Y	36		N/A
Registration fees	45		37
Service fee:
Class A	42		-
Class B	-	*	-
Class C	1		-
Accounting and administrative services fees	32		52
Legal fees	29		7
Audit fees	18		39
Custodian fees	10		12
Other	31		16

Total	910		639
Less expenses waived by predecessor manager	(4)		(1)

Total expenses	906		638

Net investment income	1,534		1,259

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	4,501		244
Unrealized appreciation in value of investments during the period	18,481		8,144

Net gain on investments	22,982		8,388

Net increase in net assets resulting from operations	$24,516		$9,647

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Changes in Net Assets

IVY REAL ESTATE SECURITIES FUND
(In Thousands)

	For the fiscal period ended 3-31-04	For the fiscal year ended 7-31-03	For the fiscal year ended 7-31-02

INCREASE IN NET ASSETS
Operations:
Net investment income	$1,534	$1,259	$599
Realized net gain on investments	4,501	244	325
Unrealized appreciation	18,481	8,144	1,180

Net increase in net assets resulting from operations	24,516	9,647	2,104

Distributions to shareholders from (Note 1F):(1)
Net investment income:
Class A	(542)	(1,712)	(503)
Class B	- *	(57)	(3)
Class C	(1)	-	-
Class Y	(848)	N/A	N/A
Realized gains on investment transactions:
Class A	(262)	(765)	(1,187)
Class B	- *	(31)	(1)
Class C	(1)	-	-
Class Y	(826)	N/A	N/A

	(2,480)	(2,565)	(1,694)

Capital share transactions (Note 5)	54,223	21,903	15,654

Total increase	76,259	28,985	16,064
NET ASSETS
Beginning of period	62,385	33,400	17,336

End of period	$138,644	$62,385	$33,400

Undistributed net investment income (loss)	$(152)	$-	$(93)

*Not shown due to rounding.
(1)See "Financial Highlights" on pages 217 - 220.

See Notes to Financial Statements.

Financial Highlights

IVY REAL ESTATE SECURITIES FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal period ended		For the fiscal year ended July 31,				For the period from 2-25-99(1) to
	3-31-04		2003	2002	2001	2000	7-31-99

Net asset value, beginning of period	$13.42		$11.93	$11.67	$11.23	$10.25	$10.02

Income from investment operations:
Net investment income	0.62		0.48	0.32	0.51	0.43	0.18
Net realized and unrealized gain on investments	3.38		1.72	1.01	0.47	1.00	0.31

Total from investment operations	4.00		2.20	1.33	0.98	1.43	0.49

Less distributions from:
Net investment income	(0.24)		(0.48)	(0.28)	(0.54)	(0.41)	(0.26)
Capital gains	(0.19)		(0.23)	(0.79)	(0.00)	(0.04)	(0.00)

Total distributions	(0.43)		(0.71)	(1.07)	(0.54)	(0.45)	(0.26)

Net asset value, end of period	$16.99		$13.42	$11.93	$11.67	$11.23	$10.25

Total return(2)	29.78%		19.65%	12.31%	9.10%	14.89%	4.78%
Net assets, end of period (in millions)	$44		$60	$32	$17	$12	$6
Ratio of expenses to average net assets including voluntary expense waiver	1.48	%(3)(4)	1.46%	1.50%	1.50%	1.50%	1.50	%(3)
Ratio of net investment income to average net assets including voluntary expense waiver	4.35	%(3)(4)	2.95%	2.83%	4.29%	4.26%	4.09	%(3)
Ratio of expenses to average net assets excluding voluntary expense waiver	1.49	%(3)(4)	1.46%	1.69%	1.99%	2.72%	3.49	%(3)
Ratio of net investment income to average net assets excluding voluntary expense waiver	4.34	%(3)(4)	2.95%	2.64%	3.81%	3.04%	2.10	%(3)
Portfolio turnover rate	35%		48%	101%	173%	117%	52%

(1)Commencement of operations of the class.
(2)Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)Annualized.

(4)In connection with the reorganization plan described in Note 8, Class B and Class C shares of the predecessor Advantus Fund were exchanged into Class A shares at the time of the merger. The ratios shown above reflect a blended rate that includes the effect of income and expenses for those Class B and Class C shares from August 1, 2003 up to the time of merger. Actual expenses that applied to Class A shareholders were lower than shown above.

See Notes to Financial Statements.

Financial Highlights

IVY REAL ESTATE SECURITIES FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout the Period:

	For the period from 12-8-03(1) to 3-31-04

Net asset value, beginning of period	$15.18

Income from investment operations:
Net investment income	0.07
Net realized and unrealized gain on investments	2.08

Total from investment operations	2.15

Less distributions from:
Net investment income	(0.17)
Capital gains	(0.19)

Total distributions	(0.36)

Net asset value, end of period	$16.97

Total return	14.46%
Net assets, end of period (in millions)	$2
Ratio of expenses to average net assets	3.02	%(2)
Ratio of net investment loss to average net assets	-5.40	%(2)
Portfolio turnover rate	35	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the eight months ended March 31, 2004

See Notes to Financial Statements.

Financial Highlights

IVY REAL ESTATE SECURITIES FUND
Class C Shares
For a Share of Capital Stock Outstanding Throughout the Period:

	For the period from 12-8-03(1) to 3-31-04

Net asset value, beginning of period	$15.18

Income from investment operations:
Net investment income	0.08
Net realized and unrealized gain on investments	2.09

Total from investment operations	2.17

Less distributions from:
Net investment income	(0.17)
Capital gains	(0.19)

Total distributions	(0.36)

Net asset value, end of period	$16.99

Total return	14.59%
Net assets, end of period (in millions)	$2
Ratio of expenses to average net assets	2.82	%(2)
Ratio of net investment loss to average net assets	-4.46	%(2)
Portfolio turnover rate	35	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the eight months ended March 31, 2004

See Notes to Financial Statements.

Financial Highlights

IVY REAL ESTATE SECURITIES FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout the Period:

	For the period from 12-8-03(1) to 3-31-04

Net asset value, beginning of period	$15.18

Income from investment operations:
Net investment income	0.04
Net realized and unrealized gain on investments	2.15

Total from investment operations	2.19

Less distributions from:
Net investment income	(0.19)
Capital gains	(0.19)

Total distributions	(0.38)

Net asset value, end of period	$16.99

Total return	14.78%
Net assets, end of period (in millions)	$91
Ratio of expenses to average net assets	1.60	%(2)
Ratio of net investment income to average net assets	0.14	%(2)
Portfolio turnover rate	35	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the eight months ended March 31, 2004

See Notes to Financial Statements.

Managers' Discussion of Ivy Small Cap Value Fund

      March 31, 2004

The Ivy Small Cap Value Fund is subadvised by State Street Research & Management Company. The following is an interview with Paul E.Haagensen, CFA, and Caroline C.Evascu*, CFA, portfolio managers of the Fund

The following discussion provides you with information regarding the Fund's performance during the 12 months ended March 31, 2004, while the following graphs and tables provide you with information regarding the Fund's performance for the fiscal period ended March 31, 2004. The Fund's Board of Trustees recently approved a change in the Fund's fiscal year end from July 31 to March 31.

As you likely know, the Advantus Venture Fund merged into the Ivy Small Cap Value Fund on December 8, 2003. The performance shown for periods prior to this date is that of the Advantus Venture Fund Class A shares, restated to reflect current sales charges applicable to Ivy Small Cap Value Fund Class A shares. Performance has not been restated to reflect the fees and expenses applicable to the Ivy Small Cap Value Fund. If these expenses were reflected, performance shown would differ.

How did the Fund perform during the last 12 months?
The Fund did very well on an absolute basis during the period. The Class A shares of the Fund increased 68.89 percent for the year before the impact of sales load, and, after the impact of sales load, increased 59.18 percent. In comparison, the Russell 2000 Value Index (reflecting the performance of securities that generally represent the small companies value sector of the stock market) increased 64.53 percent for the year, and the Lipper Small-Cap Core Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives) increased 60.06 percent for the same period. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark index and the Lipper category do not reflect a sales load.

What factors affected performance during the last 12 months?
An underweight exposure to the financial services sector, an overweight exposure to the producer-durables sector and strong stock selection in the autos & transportation sector helped drive the Fund's performance for this period. Conversely, stock selection in both the consumer-discretionary and other-energy sectors modestly detracted from relative returns. In absolute terms, however, stocks in those sectors increased significantly. In relation to its index, the Fund was adversely affected by the impact of the Fund's sales load.

What other market conditions or events influenced the Fund's performance during the last 12 months?
As a result of our value-based investment process, which focuses on stock-by-stock research and bottom-up portfolio construction, the Fund held many companies leveraged to an overall economic recovery. As the year progressed, and the robustness of the economic recovery became apparent, investors began to reward those companies that stood to benefit from sustained consumer spending and increased industrial activity. This cyclical tilt modestly detracted from returns in the first three months of 2004 as investors reversed course and started to favor more defensive stocks.

What strategies and techniques did you employ that specifically affected performance during the last 12 months?
Our investment process focuses on finding companies based on our stock-by-stock, research-intensive investment process. We select the companies that we feel present the greatest opportunity relative to their valuations. We do not attempt to add value through top-down decisions or macroeconomic analysis.

What industries or sectors did you emphasize during the last 12 months, and what looks attractive to you going forward?
Generally speaking, our bottom-up portfolio construction process resulted in a portfolio with a tilt toward economically sensitive sectors such as producer durables, materials & processing and consumer discretionary. Conversely, the Fund had significant underweight allocations to financial services. Going forward, we intend to continue our value-based investment process as we search for new investment opportunities in the year ahead.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Please note that the Fund's previous portfolio manager, John F. Burbank, retired in January 2004.

*Please note that, effective May 31,2004, Caroline C. Evascu is no longer with State Street Research & Management Company.

Comparison of Change in Value of
$10,000 Investment

Ivy Small Cap Value Fund, Class A Shares(1)	$20,483
Russell 2000 Value Index	$23,235
Lipper Small-Cap Core Funds Universe Average	$20,546

		Ivy Small Cap Value Fund, Class A Shares	Russell 2000 Value Index	Lipper Small-Cap Core Funds Universe Average
Inception	1/31/97	9,425	10,000	10,000
JULY 31	1997	10,913	11,779	11,626
JULY 31	1998	11,886	12,495	12,043
JULY 31	1999	11,424	12,474	12,499
JULY 31	2000	11,850	13,113	14,531
JULY 31	2001	16,020	16,223	16,035
JULY 31	2002	13,895	15,333	13,823
JULY 31	2003	15,967	18,200	16,401
MARCH 31	2004	20,483	23,235	20,546

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

	Class A	Class B	Class C	Class Y
1-year period ended 3-31-04	59.18%	-	-	-
5-year period ended 3-31-04	14.15%	-	-	-
Since inception of Class through 3-31-04(3)	10.52%	-	-	-
Cumulative return since inception of Class through 3-31-04(3)	-	3.93%	8.06%	9.38%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively.

(3)1-31-97 for Class A shares and 12-8-03 for Class B, Class C and Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Advantus Venture Fund merged into the Ivy Small Cap Value Fund on December 8, 2003. The performance shown for periods prior to this date is that of the Advantus Venture Fund Class A shares, restated to reflect current sales charges applicable to Ivy Small Cap Value Fund Class A shares. Performance has not been restated to reflect the fees and expenses applicable to the Ivy Small Cap Value Fund. If these expenses were reflected, performance shown would differ.

SHAREHOLDER SUMMARY OF IVY SMALL CAP VALUE FUND

Portfolio Highlights

On March 31, 2004, the Fund had net assets totaling $92,906,687 invested in a diversified portfolio of:

96.76%	Common Stocks
3.24%	Cash and Cash Equivalents

As a shareholder of the Fund, for every $100 you had invested on March 31, 2004, your Fund owned:

Technology Stocks	$20.54
Capital Goods Stocks	$15.34
Retail Stocks	$8.61
Raw Materials Stocks	$7.19
Consumer Services Stocks	$6.67
Energy Stocks	$6.63
Business Equipment and Services Stocks	$5.87
Consumer Nondurables Stocks	$5.51
Financial Services Stocks	$5.30
Health Care Stocks	$4.79
Transportation Stocks	$4.71
Cash and Cash Equivalents	$3.24
Shelter Stocks	$2.60
Consumer Durables Stocks	$1.79
Utilities Stocks	$1.21

The Investments of Ivy Small Cap Value Fund

March 31, 2004
COMMON STOCKS	Shares	Value

Air Transportation - 2.29%
Alaska Air Group, Inc.*	18,100	$446,346
EGL, Inc.*	34,000	610,130
Frontier Airlines, Inc.*	36,400	378,378
Mesa Air Group, Inc.*	45,300	372,139
SkyWest, Inc.	16,600	320,048

		2,127,041

Aircraft - 1.22%
AAR CORP.*	35,300	433,484
HEICO Corporation	17,200	269,868
HEICO Corporation, Class A	1,510	18,588
Triumph Group, Inc.*	12,600	416,430

		1,138,370

Apparel - 1.48%
OshKosh B'Gosh, Inc., Class A	14,145	330,922
Payless ShoeSource, Inc.*	53,600	748,256
Russell Corporation	16,300	297,638

		1,376,816

Banks - 0.70%
First Niagara Financial Group, Inc.	16,300	222,739
Sterling Bancshares, Inc.	32,000	427,680

		650,419

Broadcasting - 0.82%
Entravision Communications Corporation*	10,700	95,979
Gray Television, Inc.	18,500	270,470
LIN TV Corp., Class A*	16,800	400,008

		766,457

Business Equipment and Services - 5.24%
Carreker Corporation*	30,300	238,461
Dollar Thrifty Automotive Group, Inc.*	3,300	83,391
Excel Technology, Inc.*	9,600	301,872
Heidrick & Struggles International, Inc.*	30,100	721,346
John H. Harland Company	14,800	460,576
Learning Tree International, Inc.*	15,100	241,071
NCO Group, Inc.*	16,800	391,860
PTEK Holdings, Inc.*	47,900	440,919
Perot Systems Corporation, Class A*	30,400	404,320
ProQuest Company*	10,700	312,119
Stewart Enterprises, Inc., Class A*	96,100	696,245
Tetra Tech, Inc.*	19,200	410,304
Viad Corp	6,700	161,939

		4,864,423

Capital Equipment - 6.95%
Cummins Inc.	2,100	122,745
Esterline Technologies Corporation*	14,100	350,385
Flowserve Corporation*	25,100	525,845
GrafTech International Ltd.*	32,700	488,865
Helix Technology Corporation	17,500	425,250
JLG Industries, Inc.	39,800	569,140
Joy Global Inc.	18,900	530,996
Kadant Inc.*	26,700	556,695
Manitowoc Company, Inc. (The)	16,600	491,028
Maverick Tube Corporation*	26,700	628,785
Regal-Beloit Corporation	13,500	269,730
Stewart & Stevenson Services, Inc.	22,900	334,798
Terex Corporation*	11,700	432,549
Valmont Industries, Inc.	17,900	357,642
Watts Water Technologies, Inc., Class A	15,900	371,901

		6,456,354

Chemicals - Petroleum and Inorganic - 1.29%
Agrium Inc.	57,000	837,900
Methanex Corporation	14,400	161,352
Tredegar Corporation	13,700	200,431

		1,199,683

Chemicals - Specialty - 2.94%
Cambrex Corporation	16,600	446,540
Ferro Corporation	13,200	345,180
IMC Global Inc.	32,000	457,600
Millennium Chemicals Inc.	28,400	424,296
Minerals Technologies Inc.	7,700	439,670
OMNOVA Solutions Inc.*	70,400	369,600
SPARTECH Corporation	9,900	246,510

		2,729,396

Coal - 0.79%
Massey Energy Company	11,400	251,598
Peabody Energy Corporation	10,400	483,704

		735,302

Communications Equipment - 2.81%
Advanced Fibre Communications, Inc.*	6,400	140,960
Anaren, Inc.*	27,500	435,875
Andrew Corporation*	45,800	801,042
Anixter International Inc.*	9,400	265,550
CommScope, Inc.*	23,500	391,275
Dycom Industries, Inc.*	13,100	347,412
Plantronics, Inc.*	6,200	226,982

		2,609,096

Computers - Main and Mini - 0.25%
Silicon Graphics, Inc.*	90,600	230,124

Computers - Peripherals - 3.37%
Actel Corporation*	16,000	362,240
Cognex Corporation	10,300	342,629
Electronics for Imaging, Inc.*	30,600	749,547
Gerber Scientific, Inc.*	400	2,720
Inet Technologies, Inc.*	35,600	438,770
Keane, Inc.*	8,400	132,216
Mentor Graphics Corporation*	26,400	468,996
MICROS Systems, Inc.*	2,900	131,269
NMS Communications Corporation*	40,700	291,615
SimpleTech, Inc.*	45,100	214,676

		3,134,678

Construction Materials - 2.50%
Insituform Technologies, Inc., Class A*	20,800	323,960
Jacuzzi Brands, Inc.*	32,500	304,850
Martin Marietta Materials, Inc.	18,900	872,424
Trex Company, Inc.*	8,400	286,524
Walter Industries, Inc.	44,700	533,718

		2,321,476

Containers - 0.93%
Anchor Glass Container Corporation	22,400	351,232
Packaging Corporation of America	22,700	512,112

		863,344

Cosmetics and Toiletries - 0.94%
Chattem, Inc.*	18,400	476,376
Playtex Products, Inc.*	57,200	395,252

		871,628

Defense - 1.12%
Alliant Techsystems Inc.*	7,100	386,240
Teledyne Technologies Incorporated*	20,300	379,610
United Defense Industries, Inc.*	8,800	279,752

		1,045,602

Electrical Equipment - 1.46%
Acuity Brands, Inc.	11,600	277,008
Belden Inc.	10,300	195,391
C&D Technologies, Inc.	2,500	41,775
Federal Signal Corporation	13,500	267,975
Integrated Electrical Services, Inc.*	51,400	577,736

		1,359,885

Electronic Components - 6.95%
ATMI, Inc.*	18,900	498,204
AVX Corporation	15,600	257,244
Avnet, Inc.*	13,800	337,962
Brooks Automation, Inc.*	30,700	643,472
ChipPac, Inc., Class A*	15,700	124,736
Cypress Semiconductor Corporation*	42,900	878,163
Hutchinson Technology Incorporated*	10,700	300,296
IXYS Corporation*	39,800	373,523
KEMET Corporation*	67,500	967,950
MKS Instruments, Inc.*	22,900	548,913
Thomas & Betts Corporation	21,700	473,494
TriQuint Semiconductor, Inc.*	41,600	303,888
Varian Semiconductor Equipment Associates, Inc.*	17,800	748,045

		6,455,890

Electronic Instruments - 4.82%
BEI Technologies, Inc.	13,100	292,261
Benchmark Electronics, Inc.*	6,100	192,028
LeCroy Corporation*	17,300	360,618
Roper Industries, Inc.	11,600	559,700
Technitrol, Inc.*	67,300	1,265,240
Trimble Navigation Limited*	11,550	264,380
Veeco Instruments Inc.*	54,900	1,542,416

		4,476,643

Farm Machinery - 1.54%
AGCO Corporation*	27,300	565,383
Navistar International Corporation*	18,900	866,565

		1,431,948

Finance Companies - 1.71%
American Capital Strategies, Ltd.	15,100	502,302
GATX Corporation	29,700	658,449
MCG Capital Corporation	11,200	225,960
Medallion Financial Corp.	23,000	199,065

		1,585,776

Food and Related - 1.59%
Bunge Limited	5,700	229,254
Corn Products International, Inc.	8,200	328,000
International Multifoods Corporation*	18,100	447,432
Interstate Bakeries Corporation	41,400	470,718

		1,475,404

Forest and Paper Products - 1.16%
Caraustar Industries, Inc.*	29,800	347,170
Pentair, Inc.	7,700	454,300
Rayonier Inc.	6,338	277,034

		1,078,504

Furniture and Furnishings - 1.05%
La-Z-Boy Incorporated	31,700	689,792
Steelcase Inc.	22,000	286,000

		975,792

Gold and Precious Metals - 0.14%
Coeur d'Alene Mines Corporation*	19,200	134,400

Health Care - Drugs - 1.09%
Albany Molecular Research, Inc.*	13,200	208,692
InterMune, Inc.*	4,000	77,960
Priority Healthcare Corporation, Class B*	4,700	100,087
Valeant Pharmaceuticals International	26,100	623,007

		1,009,746

Health Care - General - 1.57%
American Medical Systems Holdings, Inc.*	1,100	29,205
ArthroCare Corporation*	9,500	220,733
Hanger Orthopedic Group, Inc.*	15,900	286,995
Hooper Holmes, Inc.	73,600	459,264
ICU Medical, Inc.*	4,900	147,735
VIASYS Healthcare Inc.*	14,100	318,942

		1,462,874

Hospital Supply and Management - 2.13%
Cytyc Corporation*	11,400	253,308
Genesis HealthCare Corporation*	4,250	103,232
LifePoint Hospitals, Inc.*	15,100	488,712
NeighborCare, Inc.*	10,300	250,290
Province Healthcare Company*	31,700	504,030
RehabCare Group, Inc.*	19,000	377,720

		1,977,292

Hotels and Gaming - 1.93%
Argosy Gaming Company*	26,300	934,965
Boyd Gaming Corporation	18,800	430,332
Highland Hospitality Corporation*	15,200	178,144
Penn National Gaming, Inc.*	8,700	250,168

		1,793,609

Household - General Products - 0.57%
Tupperware Corporation	29,500	525,395

Insurance - Life - 0.39%
AmerUs Group Co.	9,000	363,150

Insurance - Property and Casualty - 1.86%
Harleysville Group Inc.	14,400	268,992
Hub International Limited	17,000	311,950
Odyssey Re Holdings Corp.	15,800	426,600
Ohio Casualty Corporation*	24,300	486,000
United National Group, Ltd., Class A*	13,800	234,117

		1,727,659

Leisure Time Industry - 1.88%
Callaway Golf Company	24,400	463,112
Pinnacle Entertainment, Inc.*	20,400	281,520
Six Flags, Inc.*	49,600	389,360
Steiner Leisure Limited*	20,600	334,132
Steinway Musical Instruments, Inc.*	8,820	282,681

		1,750,805

Metal Fabrication - 2.01%
Ladish Co., Inc.	45,201	397,995
RTI International Metals, Inc.*	17,700	280,191
Titanium Metals Corporation*	3,950	393,815
Trinity Industries, Inc.	28,500	792,300

		1,864,301

Mining - 0.95%
Compass Minerals International, Inc.	18,500	303,215
Phelps Dodge Corporation*	7,100	579,786

		883,001

Motor Vehicle Parts - 1.39%
American Axle & Manufacturing Holdings, Inc.*	12,000	442,200
Apogee Enterprises, Inc.	24,500	302,208
BorgWarner Inc.	5,100	432,633
Tower Automotive, Inc.*	22,300	112,392

		1,289,433

Non-Residential Construction - 0.88%
Comfort Systems USA, Inc.*	31,100	224,542
ElkCorp	12,800	346,752
Granite Construction Incorporated	10,200	242,454

		813,748

Petroleum - Domestic - 1.47%
Cabot Oil & Gas Corporation	16,500	504,240
Energy Partners, Ltd.*	23,900	319,065
Spinnaker Exploration Company*	6,000	215,520
Stone Energy Corporation*	6,600	326,436

		1,365,261

Petroleum - International - 0.41%
Vintage Petroleum, Inc.	25,700	376,762

Petroleum - Services - 3.96%
Atwood Oceanics, Inc.*	12,000	427,080
Core Laboratories N.V.*	22,000	466,400
Global Industries, Ltd.*	71,300	425,304
Grey Wolf, Inc.*	64,800	268,272
Hanover Compressor Company*	56,000	677,040
Newpark Resources, Inc.*	59,200	307,840
Petroleum - Services (Continued)
Veritas DGC Inc.*	24,700	511,290
W-H Energy Services, Inc.*	41,100	594,717

		3,677,943

Publishing - 2.04%
Hollinger International Inc.	24,300	481,140
Journal Register Company*	24,100	503,690
Reader's Digest Association Inc. (The), Class A	65,000	915,200

		1,900,030

Railroad - 1.25%
RailAmerica, Inc.*	23,500	283,175
Westinghouse Air Brake Technologies Corporation	61,600	877,184

		1,160,359

Real Estate Investment Trust - 0.39%
Heritage Property Investment Trust, Inc.	11,800	366,980

Restaurants - 1.67%
CKE Restaurants, Inc.*	55,500	549,450
O'Charley's Inc.*	20,500	374,023
Papa John's International, Inc.*	9,500	320,625
Ryan's Family Steak Houses, Inc.*	17,800	304,647

		1,548,745

Retail - Food Stores - 1.12%
Duane Reade, Inc.*	33,400	565,796
Longs Drug Stores Corporation	25,100	472,633

		1,038,429

Retail - General Merchandise - 1.06%
BJ's Wholesale Club, Inc.*	8,600	218,870
Dillard's, Inc., Class A	14,400	275,904
Wild Oats Markets, Inc.*	41,500	491,360

		986,134

Retail - Specialty Stores - 4.76%
American Eagle Outfitters, Inc.*	11,600	312,678
Barnes & Noble, Inc.*	9,900	322,740
CSK Auto Corporation*	7,400	134,014
Charming Shoppes, Inc.*	58,300	454,157
Christopher & Banks Corporation	18,300	386,313
Furniture Brands International, Inc.	11,500	370,300
Genesco Inc.*	18,600	431,148
Hancock Fabrics, Inc.	14,100	224,049
Hollywood Entertainment Corporation*	37,300	505,788
J. Jill Group, Inc. (The)*	17,400	356,961
Linens 'n Things, Inc.*	1,600	56,656
Too, Inc.*	26,500	555,175
Tweeter Home Entertainment Group, Inc.*	32,800	310,452

		4,420,431

Security and Commodity Brokers - 0.64%
Fidelity National Financial, Inc.	8,438	334,145
Investment Technology Group, Inc.*	9,500	145,350
SWS Group, Inc.	6,400	114,624

		594,119

Steel - 1.87%
Allegheny Technologies Incorporated	52,900	640,090
NS Group, Inc.*	24,000	312,000
United States Steel Corporation	21,100	786,397

		1,738,487

Timesharing and Software - 0.63%
CIBER, Inc.*	47,700	524,700
Pegasystems Inc.*	7,700	63,371

		588,071

Tires and Rubber Products - 0.40%
Cooper Tire & Rubber Company	18,600	374,790

Trucking and Shipping - 1.17%
Kirby Corporation*	9,000	304,110
OMI Corporation*	68,800	787,072

		1,091,182

Utilities - Electric - 0.28%
Hawaiian Electric Industries, Inc.	2,500	129,600
Westar Energy, Inc.	6,100	127,856

		257,456

Utilities - Gas and Pipeline - 0.61%
NUI Corporation	18,900	319,599
UGI Corporation	7,500	246,900

		566,499

Utilities - Telephone - 0.32%
American Tower Corporation, Class A*	25,900	293,965

TOTAL COMMON STOCKS - 96.76%		$89,901,107

(Cost: $69,194,806)

TOTAL SHORT-TERM SECURITIES - 2.32%	$2,154,806

(Cost: $2,154,806)

TOTAL INVESTMENT SECURITIES - 99.08%	$92,055,913

(Cost: $71,349,612)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.92%	850,774

NET ASSETS - 100.00%	$92,906,687

Notes to Schedule of Investments

*No dividends were paid during the preceding 12 months.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities

IVY SMALL CAP VALUE FUND
March 31, 2004
(In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $71,350) (Notes 1 and 3)	$92,056
Receivables:
Investment securities sold	940
Fund shares sold	309
Dividends and interest	40
Prepaid and other assets	33

Total assets	93,378

LIABILITIES
Payable for investment securities purchased	307
Accrued management fee (Note 2)	65
Payable to Fund shareholders	22
Accrued distribution and service fees (Note 2)	21
Accrued shareholder servicing (Note 2)	14
Due to custodian	7
Accrued accounting and administrative services fees (Note 2)	4
Other	31

Total liabilities	471

Total net assets	$92,907

NET ASSETS
Capital paid in	$70,205
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(1)
Accumulated undistributed net realized gain on investment transactions	1,997
Net unrealized appreciation in value of investments	20,706

Net assets applicable to outstanding units of capital	$92,907

Net asset value per share (net assets divided by shares outstanding):
Class A	$16.68
Class B	$16.61
Class C	$16.63
Class Y	$16.68
Capital shares outstanding:
Class A	3,913
Class B	55
Class C	104
Class Y	1,500

See Notes to Financial Statements.

Statement of Operations

IVY SMALL CAP VALUE FUND
 (In Thousands)

	For the fiscal period ended 3-31-04		For the fiscal year ended 7-31-03

INVESTMENT LOSS
Income (Note 1B):
Dividends (net of foreign withholding taxes of $1 and $4)	$362		$371
Interest and amortization	62		21

Total income	424		392

Expenses (Note 2):
Investment management fee	399		387
Service fee:
Class A	146		124
Class B	-	*	44
Class C	1		12
Shareholder servicing:
Class A	60		102
Class B	1		-
Class C	1		-
Class Y	11		N/A
Registration fees	42		48
Accounting and administrative services fees	29		60
Legal fees	27		7
Audit fees	22		44
Distribution fee:
Class B	1		-
Class C	2		-
Class Y	19		N/A
Custodian fees	17		18
Other	28		41

Total	806		887
Less expenses waived by predecessor underwriter	-		(1)

Total expenses	806		886

Net investment loss	(382)		(494)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain (loss) on investments	5,963	(2,980)
Unrealized appreciation in value of investments during the period	12,506	11,321

Net gain on investments	18,469	8,341

Net increase in net assets resulting from operations	$18,087	$7,847

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Changes in Net Assets

IVY SMALL CAP VALUE FUND

 (In Thousands)

	For the fiscal period ended 3-31-04	For the fiscal year ended 7-31-03	For the fiscal year ended 7-31-02

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(382)	$(494)	$(408)
Realized net gain (loss) on investments	5,963	(2,980)	6,024
Unrealized appreciation (depreciation)	12,506	11,321	(15,478)

Net increase (decrease) in net assets resulting from operations	18,087	7,847	(9,862)

Distributions to shareholders from (Note 1F):(1)
Net investment income:
Class A	-	(9)	-
Class B	-	(1)	-
Class C	-	(1)	-
Class Y	-	N/A	N/A
Realized gains on investment transactions:
Class A	(75)	(3,990)	(3,292)
Class B	- *	(345)	(272)
Class C	- *	(400)	(73)
Class Y	(30)	N/A	N/A

	(105)	(4,746)	(3,637)

Capital share transactions (Note 5)	9,597	3,148	13,249

Total increase (decrease)	27,579	6,249	(250)
NET ASSETS
Beginning of period	65,328	59,079	59,329

End of period	$92,907	$65,328	$59,079

Undistributed net investment income (loss)	$(1)	$-	$-

*Not shown due to rounding.

(1)See "Financial Highlights" on pages 238 - 241.

See Notes to Financial Statements.

Financial Highlights

IVY SMALL CAP VALUE FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

For the fiscal period ended	For the fiscal year ended July 31,
3-31-04	2003	2002	2001	2000	1999

Net asset value, beginning of period	$13.02	$12.25	$15.05	$11.47	$11.20	$12.03

Income (loss) from investment operations:
Net investment income (loss)	(0.08)	(0.09)	(0.08)	(0.06)	0.05	0.10
Net realized and unrealized gain (loss) on investments	3.76	1.74	(1.84)	4.04	0.32	(0.59)

Total from investment operations	3.68	1.65	(1.92)	3.98	0.37	(0.49)

Less distributions from:
Net investment income	(0.00)	(0.00	)*	(0.00)	(0.00)	(0.10)	(0.09)
Capital gains	(0.02)	(0.88)	(0.88)	(0.40)	(0.00)	(0.23)
Tax return of capital	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)	(0.02)

Total distributions	(0.02)	(0.88)	(0.88)	(0.40)	(0.10)	(0.34)

Net asset value, end of period	$16.68	$13.02	$12.25	$15.05	$11.47	$11.20

Total return(1)	28.29%	14.91%	-13.27%	35.18%	3.74%	-3.89%
Net assets, end of period (in millions)	$65	$59	$53	$55	$31	$32
Ratio of expenses to average net assets including voluntary expense waiver	1.65	%(2)(3)	1.53%	1.27%	1.40%	1.40%	1.40%
Ratio of net investment income (loss) to average net assets including voluntary expense waiver	-0.76	%(2)(3)	-0.82%	-0.57%	-0.56%	0.63%	0.81%
Ratio of expenses to average net assets excluding voluntary expense waiver	N/A	1.53%	1.37%	1.51%	1.71%	1.64%
Ratio of net investment income (loss) to average net assets excluding voluntary expense waiver	N/A	-0.82%	-0.67%	-0.67%	0.32%	0.57%
Portfolio turnover rate	27%	54%	37%	38%	169%	104%

*Not shown due to rounding.
(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)Annualized.

(3)In connection with the reorganization plan described in Note 8, Class B and Class C shares of the predecessor Advantus Fund were exchanged into Class A shares at the time of the merger. The ratios shown above reflect a blended rate that includes the effect of income and expenses for those Class B and Class C shares from August 1, 2003 up to the time of merger. Actual expenses that applied to Class A shareholders were lower than shown above.

See Notes to Financial Statements.

Financial Highlights

IVY SMALL CAP VALUE FUND
 Class B Shares
For a Share of Capital Stock Outstanding Throughout the Period:

	For the period from 12-8-03(1) to 3-31-04

Net asset value, beginning of period	$15.27

Income (loss) from investment operations:
Net investment loss	(0.05)
Net realized and unrealized gain on investments	1.41

Total from investment operations	1.36

Less distributions from:
Net investment income	(0.00)
Capital gains	(0.02)

Total distributions	(0.02)

Net asset value, end of period	$16.61

Total return	8.93%
Net assets, end of period (in millions)	$1
Ratio of expenses to average net assets	3.79	%(2)
Ratio of net investment loss to average net assets	-2.93	%(2)
Portfolio turnover rate	27	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the eight months ended March 31, 2004.

See Notes to Financial Statements.

Financial Highlights

IVY SMALL CAP VALUE FUND
Class C Shares
For a Share of Capital Stock Outstanding Throughout the Period:

	For the period from 12-8-03(1) to 3-31-04

Net asset value, beginning of period	$15.27

Income (loss) from investment operations:
Net investment loss	(0.05)
Net realized and unrealized gain on investments	1.43

Total from investment operations	1.38

Less distributions from:
Net investment income	(0.00)
Capital gains	(0.02)

Total distributions	(0.02)

Net asset value, end of period	$16.63

Total return	9.06%
Net assets, end of period (in millions)	$2
Ratio of expenses to average net assets	2.83	%(2)
Ratio of net investment loss to average net assets	-2.00	%(2)
Portfolio turnover rate	27	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the eight months ended March 31, 2004.

See Notes to Financial Statements.

Financial Highlights

IVY SMALL CAP VALUE FUND
 Class Y Shares
For a Share of Capital Stock Outstanding Throughout the Period:

	For the period from 12-8-03(1) to 3-31-04

Net asset value, beginning of period	$15.27

Income (loss) from investment operations:
Net investment loss	(0.04)
Net realized and unrealized gain on investments	1.47

Total from investment operations	1.43

Less distributions from:
Net investment income	(0.00)
Capital gains	(0.02)

Total distributions	(0.02)

Net asset value, end of period	$16.68

Total return	9.38%
Net assets, end of period (in millions)	$25
Ratio of expenses to average net assets	1.60	%(2)
Ratio of net investment loss to average net assets	-0.82	%(2)
Portfolio turnover rate	27	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the eight months ended March 31, 2004.

See Notes to Financial Statements.

Manager's Discussion of Ivy Value Fund

      March 31, 2004

An interview with Matthew T. Norris, CFA, portfolio manager of Ivy Value Fund

The following discussion provides you with information regarding the Fund's performance during the 12 months ended March 31, 2004, while the following graphs and tables provide you with information regarding the Fund's performance for the fiscal period ended March 31, 2004. The Fund's Board of Trustees recently approved a change in the Fund's fiscal year end from July 31 to March 31.

As you likely know, the Advantus Cornerstone Fund merged into the Ivy Value Fund on December 8, 2003. The performance shown for periods prior to this date is that of the Advantus Cornerstone Fund Class A shares, restated to reflect current sales charges applicable to Ivy Value Fund Class A shares. Performance has not been restated to reflect the fees and expenses applicable to the Ivy Value Fund. If these expenses were reflected, performance shown would differ.

How did the Fund perform during the last 12 months?
The Fund showed a strong return, but underperformed its benchmark index for the year. The Class A shares of the Fund increased 36.55 percent during the period before the impact of sales load, and, after the impact of sales load, increased 28.69 percent. In comparison, the Russell 1000 Value Index (reflecting the performance of securities that generally represent the value sector of the stock market) increased 40.81 percent during the period, and the Lipper Large-Cap Value Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives), increased 38.29 percent. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark index and the Lipper category do not reflect a sales load.

Why did the Fund lag its benchmark index during the last 12 months?
We believe the Fund lagged its benchmark during the period for two major reasons. First, the Fund held a cash position during the market rally, which held back total portfolio returns. Second, the rally was led by lower-quality companies, which had underperformed notably over the previous two years. The Fund's portfolio typically has a higher-quality bias, and therefore it missed out on some of the gains. However, we strongly feel that this focus on quality will serve us well over time.

What other market conditions or events influenced the Fund's performance during the last 12 months?
The 12-month period ended March 31, 2004 featured a strong rebound in the equity markets after three years of negative performance. The Russell 1000 Value index, the Fund's primary benchmark, showed a very strong return for the time period. In general, higher growth areas, including technology and industrials, led the market upward, while more stable areas such as health care and telecommunications lagged.

The equity market recovery was driven in part by a pickup in economic activity and company earnings. The economic pickup in turn was largely driven by traditional methods of stimulus: federal spending, tax cuts and lower interest rates. We believe the key for continued upward equity performance is whether or not the stimulus has produced a sustainable economic recovery. If, alternatively, the cessation of various stimulatory practices leaves the economy to fade back down, then in our view equity market performance will be unlikely to show continuing gains.

What strategies and techniques did you employ that specifically affected the Fund's performance?
The Fund typically sells names that reach our price targets, and recently these have been in the more economically sensitive areas of the market. New value ideas are increasingly coming from defensive areas.

What industries or sectors did you emphasize during the last 12 months, and what looks attractive to you going forward?
The Fund is currently overweighted in industrials, health care and energy, while we have reduced holdings in technology and consumer discretionary. Going forward, we do not anticipate any changes in the management philosophy of the portfolio. We continue to search diligently, one company at a time, for names that we think offer good value investment opportunities. We continue to believe this is the best way to achieve strong, consistent returns over a full market cycle.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Please note that Waddell & Reed Ivy Investment Company began managing the Fund on May 1, 2003. The Fund was previously managed by Advantus Capital Management, Inc.

Comparison of Change in Value of
$10,000 Investment

Ivy Value Fund, Class A Shares(1)	$18,339
Russell 1000 Value Index(2)	$31,746
Lipper Large-Cap Value Funds Universe Average(2)	$25,761

		Ivy Value Fund, Class A Shares	Russell 1000 Value Index	Lipper Large-Cap Value Funds Universe Average
Inception	9/16/94	9,425	10,000	10,000
JULY 31	1995	10,954	12,147	11,899
JULY 31	1996	13,226	14,083	13,628
JULY 31	1997	19,482	20,964	19,851
JULY 31	1998	18,490	24,670	21,646
JULY 31	1999	19,709	28,373	24,318
JULY 31	2000	17,967	26,935	23,639
JULY 31	2001	17,863	29,274	25,541
JULY 31	2002	14,702	24,231	20,374
JULY 31	2003	15,766	26,832	22,085
MARCH 31	2004	18,339	31,746	25,761

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

(2)Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the indexes (including income) are not available, investment in the indexes was effected as of September 30, 1994.

Average Annual Total Return(3)

	Class A	Class B	Class C	Class Y
1-year period ended 3-31-04	28.69%	-	-	-
5-year period ended 3-31-04	-1.21%	-	-	-
Since inception of Class through 3-31-04(4)	6.56%	-	-	-
Cumulative return since inception of Class through 3-31-04(4)	-	1.65%	5.73%	7.05%

(3)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively.

(4)9-16-94 for Class A shares and 12-8-03 for Class B, Class C and Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Advantus Cornerstone Fund merged into the Ivy Value Fund on December 8, 2003. The performance shown for periods prior to this date is that of the Advantus Cornerstone Fund Class A shares, restated to reflect current sales charges applicable to Ivy Value Fund Class A shares. Performance has not been restated to reflect the fees and expenses applicable to the Ivy Value Fund. If these expenses were reflected, performance shown would differ.

SHAREHOLDER SUMMARY OF IVY VALUE FUND

Portfolio Highlights

On March 31, 2004, the Fund had net assets totaling $75,982,420 invested in a diversified portfolio of:

98.42%	Common Stocks
1.58%	Cash and Cash Equivalents and Options

As a shareholder of the Fund, for every $100 you had invested on March 31, 2004, your Fund owned:

Financial Services Stocks	$32.29
Energy Stocks	$11.46
Utilities Stocks	$9.89
Technology Stocks	$8.35
Consumer Services Stocks	$7.87
Consumer Nondurables Stocks	$6.29
Health Care Stocks	$5.86
Capital Goods Stocks	$5.10
Raw Materials Stocks	$3.35
Shelter Stocks	$2.79
Retail Stocks	$2.76
Cash and Cash Equivalents and Options	$1.58
Business Equipment and Services Stocks	$1.52
Multi-Industry Stocks	$0.89

The Investments of Ivy Value Fund

March 31, 2004
COMMON STOCKS	Shares	Value

Aircraft - 2.23%
Lockheed Martin Corporation	20,800	$949,312
Northrop Grumman Corporation	7,600	747,992

		1,697,304

Aluminum - 0.92%
Alcan Inc.	15,600	698,724

Banks - 15.55%
Bank of America Corporation	20,400	1,651,992
Bank One Corporation	19,250	1,049,510
Charter One Financial, Inc.	24,285	858,718
Citigroup Inc.	63,413	3,278,452
FleetBoston Financial Corporation	19,500	875,550
National City Corporation	27,350	973,113
U.S. Bancorp	21,408	591,931
Wachovia Corporation	22,150	1,041,050
Wells Fargo & Company	26,400	1,496,088

		11,816,404

Beverages - 3.59%
Coca-Cola Company (The)	11,400	573,420
Coca-Cola Enterprises Inc.	33,400	807,278
Constellation Brands, Inc.	20,250	650,025
Diageo plc, ADR	13,150	695,372

		2,726,095

Broadcasting - 1.81%
Liberty Media Corporation, Class A (A)*	58,350	638,933
Viacom Inc., Class B	18,700	733,227

		1,372,160

Business Equipment and Services - 1.03%
Office Depot, Inc.*	41,650	783,853

Capital Equipment - 4.11%
Caterpillar Inc.	7,800	616,746
Illinois Tool Works Inc.	15,940	1,262,926
Ingersoll-Rand Company Limited, Class A	18,350	1,241,377

		3,121,049

Chemicals - Petroleum and Inorganic - 1.93%
Dow Chemical Company (The)	18,350	739,138
du Pont (E.I.) de Nemours and Company	17,250	728,295

		1,467,433

Chemicals - Specialty - 0.50%
Air Products and Chemicals, Inc.	7,600	380,912

Computers - Main and Mini - 1.03%
International Business Machines Corporation	8,550	785,232

Computers - Peripherals - 3.43%
Amdocs Limited*	38,650	1,074,084
Check Point Software Technologies Ltd.*	35,450	807,019
Oracle Corporation*	60,300	724,504

		2,605,607

Containers - 0.50%
Pactiv Corporation*	17,150	381,588

Electrical Equipment - 0.99%
Emerson Electric Co.	12,600	754,992

Electronic Components - 1.66%
Motorola, Inc.	29,700	522,720
Texas Instruments Incorporated	25,250	737,805

		1,260,525

Finance Companies - 4.01%
Countrywide Financial Corporation	10,200	978,180
Fannie Mae	19,400	1,442,390
Freddie Mac	10,600	626,036

		3,046,606

Food and Related - 0.77%
General Mills, Inc.	12,600	588,168

Forest and Paper Products - 0.72%
International Paper Company	12,900	545,154

Furniture and Furnishings - 1.66%
Masco Corporation	41,400	1,260,216

Health Care - Drugs - 3.67%
Abbott Laboratories	18,050	741,855
Merck & Co., Inc.	13,900	614,241
Pfizer Inc.	9,650	338,232
Shire Pharmaceuticals Group plc, ADR*	37,150	1,091,467

		2,785,795

Hospital Supply and Management - 2.19%
PacifiCare Health Systems, Inc.*	42,100	1,665,055

Insurance - Property and Casualty - 4.03%
Allstate Corporation (The)	10,200	463,692
American International Group, Inc.	13,500	963,225
Assurant, Inc.*	43,300	1,088,995
Travelers Property Casualty Corp., Class B	31,500	544,005

		3,059,917

Leisure Time Industry - 2.49%
Brunswick Corporation	20,900	853,347
Cendant Corporation	42,600	1,039,014

		1,892,361

Motion Pictures - 2.82%
News Corporation Limited (The), ADR	36,300	1,151,073
Time Warner Inc.*	58,950	993,897

		2,144,970

Multiple Industry - 0.89%
General Electric Company	22,100	674,492

Petroleum - Domestic - 1.08%
Stone Energy Corporation*	16,600	821,036

Petroleum - International - 8.81%
ChevronTexaco Corporation	17,200	1,509,816
ConocoPhillips	9,700	677,157
Devon Energy Corporation	16,600	965,290
Exxon Mobil Corporation (A)	85,206	3,543,715

		6,695,978

Petroleum - Services - 1.57%
ENSCO International Incorporated	13,200	371,844
Smith International, Inc.*	15,350	821,379

		1,193,223

Publishing - 0.75%
Gannett Co., Inc.	6,450	568,503

Real Estate Investment Trust - 0.41%
Equity Office Properties Trust	10,650	307,678

Restaurants - 1.04%
CKE Restaurants, Inc.*	80,000	792,000

Retail - General Merchandise - 1.72%
Costco Wholesale Corporation*	13,700	514,435
Dollar General Corporation	41,350	793,920

		1,308,355

Security and Commodity Brokers - 8.70%
American Express Company (A)	14,700	762,195
Goldman Sachs Group, Inc. (The)	7,850	819,148
Merrill Lynch & Co., Inc.	15,400	917,224
Morgan (J.P.) Chase & Co. (A)	45,700	1,917,115
Morgan Stanley	11,540	661,242
Prudential Financial, Inc.	34,150	1,529,237

		6,606,161

Timesharing and Software - 0.49%
Automatic Data Processing, Inc.	8,900	373,800

Tobacco - 1.43%
Altria Group, Inc.	20,000	1,089,000

Utilities - Electric - 3.39%
Cinergy Corp.	19,400	793,266
Entergy Corporation	16,400	975,800
PPL Corporation	17,600	802,560

		2,571,626

Utilities - Gas and Pipeline - 1.00%
Kinder Morgan, Inc.	12,100	762,542

Utilities - Telephone - 5.50%
CenturyTel, Inc.	26,400	725,736
SBC Communications Inc.	22,800	559,512
Sprint Corporation - FON Group	52,400	965,732
Verizon Communications Inc.	33,600	1,227,744
Vodafone Group Plc, ADR	29,350	701,465

		4,180,189

TOTAL COMMON STOCKS - 98.42%		$74,784,703

(Cost: $64,274,752)

CALL OPTION - 0.00%	Number of Contracts

Enterasys Networks, Inc., April 5,
Expires 4-17-04	185	$18

(Cost: $4,625)

TOTAL SHORT-TERM SECURITIES - 1.48%		$1,124,000

(Cost: $1,124,000)

TOTAL INVESTMENT SECURITIES - 99.90%		$75,908,721

(Cost: $65,403,377)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.10%		73,699

NET ASSETS - 100.00%		$75,982,420

Notes to Schedule of Investments

	*No dividends were paid during the preceding 12 months.
(A)	Securities serve as cover for the following written call options outstanding at March 31, 2004. (See Note 6 to financial statements):
	Underlying Security	Contracts Subject to Call	Expiration Month/ Exercise Price	Premium Received	Market Value

	American Express Company	73	May/57.5	$4,745	$562
	Enterasys Networks, Inc.	185	April/5	9,065	0

				$13,810	$562

	In addition to the above written call options, the following written put options were outstanding as of March 31, 2004. (See Note 6 to financial statements):
	Underlying Security	Contracts Subject to Put	Expiration Month/ Exercise Price	Premium Received	Market Value

	Liberty Media Corporation, Class A	290	July/10	$6,960	$7,476
	Nisource, Inc.	333	April/19	9,990	223
	Nisource, Inc.	286	June/18.5	5,148	4,695
	Pepco Holdings, Inc.	369	June/18.5	7,380	5,031

				$29,478	$17,425

	See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
	See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for federal income tax purposes.

Statement of Assets and Liabilities

IVY VALUE FUND
March 31, 2004
(In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost-$65,403) (Notes 1 and 3)	$75,909
Receivables:
Investment securities sold	375
Fund shares sold	120
Dividends and interest	90
Prepaid and other assets	33

Total assets	76,527

LIABILITIES
Payable for investment securities purchased	373
Accrued management fee (Note 2)	45
Payable to Fund shareholders	42
Outstanding written options - at value (Note 6)	18
Accrued distribution and service fees (Note 2)	17
Accrued shareholder servicing (Note 2)	13
Accrued accounting and administrative services fees (Note 2)	4
Due to custodian	4
Other	29

Total liabilities	545

Total net assets	$75,982

NET ASSETS
Capital paid in	$73,875
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(-) *
Accumulated undistributed net realized loss on investment transactions	(8,424)
Net unrealized appreciation in value of securities	10,510
Net unrealized appreciation in value of written options	25
Net unrealized depreciation in value of purchased options	(4)

Net assets applicable to outstanding units of capital	$75,982

Net asset value per share (net assets divided by shares outstanding):
Class A	$14.54
Class B	$14.50
Class C	$14.51
Class Y	$14.54
Capital shares outstanding:
Class A	3,604
Class B	35
Class C	50
Class Y	1,538

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Operations

IVY VALUE FUND
(In Thousands)

	For the fiscal period ended 3-31-04		For the fiscal year ended 7-31-03

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $2 and $1)	$961		$1,467
Interest and amortization	9		23

Total income	970		1,490

Expenses (Note 2):
Investment management fee	336		447
Distribution fee:
Class A	76		-
Class B	1		-
Class C	1		-
Class Y	18		N/A
Shareholder servicing:
Class A	66		177
Class B	1		-
Class C	-	*	-
Class Y	11		N/A
Service fee:
Class A	61		145
Class B	-	*	52
Class C	-	*	6
Registration fees	46		42
Accounting and administrative services fees	29		60
Legal fees	27		7
Audit fees	19		43
Custodian fees	7		6
Other	31		13

Total	730		998
Less expenses waived by predecessor manager	(30)		(131)

Total expenses	700		867

Net investment income	270		623

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain (loss) on securities	6,899	(4,680)
Realized net gain on written options	38	-

Realized net gain (loss) on investments	6,937	(4,680)

Unrealized appreciation in value of securities during the period	3,633	8,632
Unrealized depreciation in value of purchased options during the period	(4)	-
Unrealized appreciation in value of written options during the period	25	-

Unrealized appreciation in value of investments during the period	3,654	8,632

Net gain on investments	10,591	3,952

Net increase in net assets resulting from operations	$10,861	$4,575

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Changes in Net Assets

IVY VALUE FUND
(In Thousands)

	For the fiscal period ended 3-31-04		For the fiscal year ended 7-31-03	For the fiscal year ended 7-31-02

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income		$270	$623	$388
Realized net gain (loss) on investments		6,937	(4,680)	(5,242)
Unrealized appreciation		3,654	8,632	1,254

Net increase (decrease) in net assets resulting from operations		10,861	4,575	(3,600)

Distributions to shareholders from(Note 1F):(1)
Net investment income:
Class A		(248)	(556)	(378)
Class B		- *	(12)	(5)
Class C		- *	(1)	(1)
Class Y		(80)	N/A	N/A
Realized gains on investment transactions:
Class A		-	-	-
Class B		-	-	-
Class C		-	-	-
Class Y		-	N/A	N/A

		(328)	(569)	(384)

Capital share transactions (Note 5)		(3,504)	129	(6,219)

Total increase (decrease)		$7,029	$4,135	($10,203)
NET ASSETS
Beginning of period		68,953	64,818	75,021

End of period		$75,982	$68,953	$64,818

Undistributed net investment income (loss)	$	(- )*	$58	$5

*Not shown due to rounding.
(1)See "Financial Highlights" on pages 255 - 258.

See Notes to Financial Statements.

Financial Highlights

IVY VALUE FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal period ended	For the fiscal year ended		For the period from 10-1-01 to		For the fiscal year ended September 30,
	3-31-04	7-31-03		7-31-02		2001	2000	1999	1998

Net asset value, beginning of period	$12.54		$11.81	$12.59		$15.08	$15.14	$13.88	$18.68

Income (loss) from investment operations:
Net investment income	0.08		0.12	0.08		0.09	0.06	0.15	0.16
Net realized and unrealized gain (loss) on investments	1.98		0.72	(0.78)		(2.50)	0.13	1.26	(3.04)

Total from investment operations	2.06		0.84	(0.70)		(2.41)	0.19	1.41	(2.88)

Less distributions from:
Net investment income	(0.06)		(0.11)	(0.08)		(0.08)	(0.11)	(0.15)	(0.16)
Capital gains	(0.00)		(0.00)	(0.00)		(0.00)	(0.13)	(0.00)	(1.76)
Tax return of capital	(0.00)		(0.00)	(0.00)		(0.00)	(0.01)	(0.00)	(0.00)

Total distributions	(0.06)		(0.11)	(0.08)		(0.08)	(0.25)	(0.15)	(1.92)

Net asset value, end of period	$14.54		$12.54	$11.81		$12.59	$15.08	$15.14	$13.88

Total return(1)	16.32%		7.23%	-5.72%		-15.97%	1.26%	10.13%	-16.45%
Net assets, end of period (in millions)	$52	$64		$58		$66	$81	$93	$94
Ratio of expenses to average net assets including voluntary expense waiver	1.45	%(2)(3)	1.29%	1.24	%(2)	1.24%	1.24%	1.21%	1.16%
Ratio of net investment income to average net assets including voluntary expense waiver	0.61	%(2)(3)	1.05%	0.70	%(2)	0.61%	0.43%	0.94%	0.98%
Ratio of expenses to average net assets excluding voluntary expense waiver	1.52	%(2)(3)	1.50%	1.41	%(2)	1.39%	1.34%	1.23%	1.25%
Ratio of net investment income to average net assets excluding voluntary expense waiver	0.53	%(2)(3)	0.84%	0.53	%(2)	0.46%	0.33%	0.92%	0.89%
Portfolio turnover rate	86%		123%	95%		148%	180%	79%	114%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)Annualized.

(3)In connection with the reorganization plan described in Note 8, Class B and Class C shares of the predecessor Advantus Fund were exchanged into Class A shares at the time of the merger. The ratios shown above reflect a blended rate that includes the effect of income and expenses for those Class B and Class C shares from August 1, 2003 up to the time of merger. Actual expenses that applied to Class A shareholders were lower than shown above.

See Notes to Financial Statements.

Financial Highlights

IVY VALUE FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout the Period:

	For the period from 12-8-03 (1) to 3-31-04

Net asset value, beginning of period	$13.63

Income from investment operations:
Net investment income	0.01
Net realized and unrealized gain on investments	0.90

Total from investment operations	0.91

Less distributions from:
Net investment income	(0.04)
Capital gains	(0.00)

Total distributions	(0.04)

Net asset value, end of period	$14.50

Total return	6.65%
Net assets, end of period (in thousands)	$513
Ratio of expenses to average net assets	3.12	%(2)
Ratio of net investment loss to average net assets	-1.29	%(2)
Portfolio turnover rate	86	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the eight months ended March 31, 2004.

See Notes to Financial Statements.

Financial Highlights

IVY VALUE FUND
Class C Shares
For a Share of Capital Stock Outstanding Throughout the Period:

	For the period from 12-8-03 (1) to 3-31-04

Net asset value, beginning of period	$13.63

Income from investment operations:
Net investment income	0.02
Net realized and unrealized gain on investments	0.90

Total from investment operations	0.92

Less distributions from:
Net investment income	(0.04)
Capital gains	(0.00)

Total distributions	(0.04)

Net asset value, end of period	$14.51

Total return	6.73%
Net assets, end of period (in thousands)	$719
Ratio of expenses to average net assets	2.90	%(2)
Ratio of net investment loss to average net assets	-1.18	%(2)
Portfolio turnover rate	86	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the eight months ended March 31, 2004.

See Notes to Financial Statements.

Financial Highlights

IVY VALUE FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout the Period:

	For the period from 12-8-03 (1) to 3-31-04

Net asset value, beginning of period	$13.63

Income from investment operations:
Net investment income	0.01
Net realized and unrealized gain on investments	0.95

Total from investment operations	0.96

Less distributions from:
Net investment income	(0.05)
Capital gains	(0.00)

Total distributions	(0.05)

Net asset value, end of period	$14.54

Total return	7.05%
Net assets, end of period (in millions)	$22
Ratio of expenses to average net assets	1.48	%(2)
Ratio of net investment income to average net assets	0.35	%(2)
Portfolio turnover rate	86	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the eight months ended March 31, 2004.

See Notes to Financial Statements.

Notes To Financial Statements
      March 31, 2004

Note 1 - Significant Accounting Policies

Ivy Funds (formerly Ivy Fund) (the "Trust") is organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust issues fifteen series of capital shares; each series represents ownership of a separate mutual fund ("Fund"). Ivy Balanced Fund, Ivy Bond Fund, Ivy Cash Reserves Fund, Ivy Cundill Global Value Fund, Ivy Dividend Income Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Fund, Ivy International Balanced Fund, Ivy International Value Fund, Ivy Mortgage Securities Fund, Ivy Pacific Opportunities Fund, Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund and Ivy Value Fund (the "Funds") are those mutual funds. The assets belonging to each Fund are held separately by the custodian. The capital shares of each Fund represent a pro rata beneficial interest in the principal, net income and realized and unrealized capital gains or losses of its respective investments and other assets. Effective for the fiscal period ended March 31, 2004, the Trust changed its fiscal year end for both financial reporting and Federal income tax purposes to March 31 from December 31. Those funds that were formerly Advantus funds (Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund and Ivy Value Fund) and that had a July 31 year end have also changed to March 31 for both financial reporting and Federal income tax purposes; those funds that were formerly Advantus funds (Ivy Balanced Fund, Ivy Bond Fund, Ivy International Balanced Fund and Ivy Mortgage Securities Fund) and that had a September 30 year end have changed to March 31 for both financial reporting and Federal income tax purposes. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation - Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Trust's Board of Trustees. Short-term debt securities are valued at amortized cost, which approximates market value. Short-term debt securities denominated in foreign currencies are valued at amortized cost in that currency. See Note 1C.

B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 - Investment Securities Transactions.

C. Foreign currency translations - All assets and liabilities denominated in foreign currencies are translated into United States dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. The Trust combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Forward foreign currency exchange contracts - A forward foreign currency exchange contract (Forward Contract) is an obligation to purchase or sell a specific currency at a future date at a fixed price. Forward Contracts are "marked-to-market" daily at the applicable translation rates and the resulting unrealized gains or losses are reflected in the Trust's financial statements. Gains or losses are realized by the Trust at the time the forward contract is extinguished. Contracts may be extinguished either by entry into a closing transaction or by delivery of the currency. Risks may arise from the possibility that the other party will not complete the obligations of the contract and from unanticipated movements in the value of the foreign currency relative to the United States dollar. The Trust uses forward contracts to attempt to reduce the overall risk of its investments.

E. Federal income taxes - It is the Trust's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Trust intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 - Federal Income Tax Matters.

F. Dividends and distributions - Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At March 31, 2004, the following amounts were reclassified:

	Accumulated Realized Capital Gains	Accumulated Undistributed Net Investment Income	Capital Paid-in

Ivy Dividend Income Fund	$(3,849)	$4,054	$(205)
Ivy European Opportunities Fund	(316,042)	559,203	(243,161)
Ivy Global Natural Resources Fund	(142,029)	776,718	(634,689)
Ivy International Fund	-	149,226	(149,226)
Ivy International Value Fund	-	95,316	(95,316)
Ivy Pacific Opportunities Fund	116,211	192,920	(309,131)
Ivy Real Estate Securities Fund	422,527	-	(422,527)
Ivy Small Cap Value Fund	(357,401)	380,716	(23,315)
Ivy Value Fund	40,003	-	(40,003)

G. Repurchase agreements - Repurchase agreements are collateralized by the value of the resold securities which, during the entire period of the agreement, remains at least equal to the value of the loan, including accrued interest thereon. The collateral for the repurchase agreement is held by the Trust's custodian bank.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2 - Investment Management and Payments to Affiliated Persons

Waddell & Reed Ivy Investment Company ("WRIICO"), a wholly owned subsidiary of Waddell & Reed Financial, Inc. ("WDR") , serves as the investment manager for each Fund except for Ivy Global Natural Resources Fund. WRIICO provides advice and supervises investments for which services it is paid a fee. The fee is payable by each Fund at the following annual rates:

Fund	Net Asset Breakpoints	Annual Rate

Ivy Balanced Fund	Up to $1 Billion	0.70%
	Over $1 Billion up to $2 Billion	0.65%
	Over $2 Billion up to $3 Billion	0.60%
	Over $3 Billion	0.55%

Ivy Bond Fund	Up to $500 Million	0.525%
	Over $500 Million and up to $1 Billion	0.50%
	Over $1 Billion and up to $1.5 Billion	0.45%
	Over $1.5 Billion	0.40%

Ivy Cash Reserves Fund (formerly Ivy Money Market Fund)	All levels	0.40%

Ivy Cundill Global Value Fund	All levels	1.00%

Ivy Dividend Income Fund	Up to $1 Billion	0.70%
	Over $1 Billion up to $2 Billion	0.65%
	Over $2 Billion up to $3 Billion	0.60%
	Over $3 Billion	0.55%

Ivy European Opportunities Fund	Up to $250 Million	1.00%
	Over $250 Million up to $500 Million	0.85%
	Over $500 Million	0.75%

Ivy Global Natural Resources Fund	All levels	1.00%

Ivy International Fund	Up to $2 Billion	1.00%
	Over $2 Billion up to $2.5 Billion	0.90%
	Over $2.5 Billion up to $3 Billion	0.80%
	Over $3 Billion	0.70%

Ivy International Balanced Fund	Up to $1 Billion	0.70%
	Over $1 Billion up to $2 Billion	0.65%
	Over $2 Billion up to $3 Billion	0.60%
	Over $3 Billion	0.55%

Ivy International Value Fund	All levels	1.00%

Ivy Mortgage Securities Fund	Up to $500 Million	0.50%
	Over $500 Million and up to $1 Billion	0.45%
	Over $1 Billion and up to $1.5 Billion	0.40%
	Over $1.5 Billion	0.35%
Ivy Pacific Opportunities Fund	All levels	1.00%

Ivy Real Estate Securities Fund	Up to $1 Billion	0.90%
	Over $1 Billion up to $2 Billion	0.87%
	Over $2 Billion up to $3 Billion	0.84%
	Over $3 Billion	0.80%

Ivy Small Cap Value Fund	Up to $1 Billion	0.85%
	Over $1 Billion up to $2 Billion	0.83%
	Over $2 Billion up to $3 Billion	0.80%
	Over $3 Billion	0.76%

Ivy Value Fund	Up to $1 Billion	0.70%
	Over $1 Billion up to $2 Billion	0.65%
	Over $2 Billion up to $3 Billion	0.60%
	Over $3 Billion	0.55%

These fees are accrued daily and are paid monthly. However, WRIICO has voluntarily agreed to waive its management fee for Ivy Dividend Income Fund on any day that the Fund's net assets are less than $25 million, subject to WRIICO's right to change or modify this waiver. During the fiscal period ended March 31, 2004, WRIICO waived $24,640 of its fee.

Mackenzie Financial Corporation ("MFC") serves as the investment adviser for Ivy Global Natural Resources Fund and is responsible for selecting the Fund's portfolio investments. For these services, MFC receives a fee that is equal to, on an annual basis, 0.50% of the Fund's average net assets. The current Investment Advisory Agreement between the Trust on behalf of Ivy Global Natural Resources Fund and MFC lapsed on February 28, 2003 due to an administrative error that was not discovered until late in 2003. Consequently, the Board of Trustees of Ivy Funds has considered actions to correct this error and has approved, and has taken action to recommend that shareholders of the Fund approve, a new investment management agreement with WRIICO and a new sub-advisory agreement with MFC at a meeting of shareholders expected to be held this summer. The Board of Trustees has also authorized, and taken action to recommend that shareholders of the Fund authorize, the retention and payment of fees paid or payable to MFC for investment advisory services rendered from March 1, 2003 through the effective date of the new sub-advisory agreement. The Fund has not paid any fees to MFC under the terminated Investment Advisory Agreement for periods after March 31, 2003. A proxy statement relating to these proposals is expected to be mailed to shareholders of the Fund in June 2004.

Peter Cundill & Associates, Inc. serves as subadvisor to Ivy Cundill Global Value Fund under an agreement with WRIICO and receives a fee that is equal to, on an annual basis, 0.50% of the Fund's average net assets.

Henderson Global Investors (North America) Inc. ("HGINA") serves as subadvisor to Ivy European Opportunities Fund under an agreement with WRIICO. Henderson Investment Management Ltd., under a sub-advisory agreement with HGINA, serves as subadvisor to the Fund. HGINA receives a fee payable monthly at an annual rate of 0.45% of the first $100,000,000 of net assets and 0.40% thereafter of the portion of the Fund's average daily net assets managed by HGINA.

Advantus Capital Management, Inc. serves as subadvisor to Ivy Bond Fund, Ivy Mortgage Securities Fund and Ivy Real Estate Securities Fund under an agreement with WRIICO and receives a fee that is equal to, on an annual basis, 0.27%, 0.30% and 0.55% of the respective Fund's average net assets.

State Street Research & Management Company serves as subadvisor to Ivy Small Cap Value Fund under an agreement with WRIICO and receives a fee that is equal to, on an annual basis, 0.50% of the Fund's average net assets.

Templeton Investment Counsel, LLC serves as subadvisor to Ivy International Balanced Fund under an agreement with WRIICO and receives a fee that is shown in the following table.

Fund	Net Asset Breakpoints	Annual Rate

Ivy International Balanced Fund	On the first $100 Million	0.50%
	On the next $100 Million	0.35%
	On the next $250 Million	0.30%
	On all assets exceeding $450 Million	0.25%

Pursuant to a Master Fund Accounting Services Agreement, WRIICO provides certain accounting and pricing services for each Fund. As of March 18, 2003, WRIICO assigned its responsibilities under the Accounting Services Agreement to Waddell & Reed Services Company ("WRSCO"), an indirect subsidiary of WDR. For these services, each Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

Accounting Services Fee

Average Net Asset Level (in millions)			Annual Fee Rate for Each Level

From	$0 to	$10	$0
From	$10 to	$25	$11,500
From	$25 to	$50	$23,100
From	$50 to	$100	$35,500
From	$100 to	$200	$48,400
From	$200 to	$350	$63,200
From	$350 to	$550	$82,500
From	$550 to	$750	$96,300
From	$750 to	$1,000	$121,600
	$1,000 and Over		$148,500

In addition, for each class of shares in excess of one, each Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

Under the Shareholder Servicing Agreement, with respect to Class A, Class B, Class C, Class I and Advisor Class shares, for each shareholder account that was in existence at any time during the prior month: Ivy Balanced Fund, Ivy Dividend Income Fund, Ivy International Balanced Fund, Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund and Ivy Value Fund pays WRSCO a monthly fee of $1.5792; Ivy Bond Fund and Ivy Mortgage Securities Fund pays WRSCO a monthly fee of $1.6958; and Ivy Cundill Global Value Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Fund, Ivy International Value Fund, and Ivy Pacific Opportunities Fund each pay the Agent a monthly fee of $1.5042. Ivy Cash Reserves Fund pays the Agent a monthly fee of $1.75 for each shareholder account that was in existence at any time during the prior month plus, for Class A shareholder accounts, $0.75 for each shareholder check processed in the prior month. For Class Y shares, each Fund pays the Agent a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. Each Fund also reimburses WRSCO for certain out-of-pocket costs for all classes. Certain broker-dealers that maintain shareholder accounts with each Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by WRSCO if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. WRSCO pays such broker-dealers a per account fee for each open account within the omnibus account, or a fixed rate (e.g., 0.10%) fee, based on the average daily net asset value of the omnibus account (or a combination thereof).

Pursuant to an Administrative Services Agreement, WRIICO provides certain administrative services to each Fund. The administrative fee for each Fund is a monthly fee at the annual rate of 0.01% of each Fund's average daily net assets.

Outside of providing administrative services to the Trust, as described above, WRIICO may also act on behalf of Ivy Funds Distributor, Inc. ("IFDI"), a wholly-owned subsidiary of WRIICO, in paying commissions to broker-dealers with respect to sales of shares of each Fund.

As principal underwriter for the Trust's shares, IFDI receives sales commissions (which are not an expense of the Trust) for Class A shares. A contingent deferred sales charge ("CDSC") may be assessed against a shareholder's redemption amount of Class B, Class C or certain Class A shares and is paid to IFDI. During the period ended March 31, 2004, IFDI received the following amounts in sales commissions and deferred sales charges:

	Sales Commissions	CDSC
		Class A	Class B	Class C

Ivy Balanced Fund	$25,834	$-	$-	$-
Ivy Bond Fund	14,226	-	-	2
Ivy Cash Reserves Fund	-	-	-	-
Ivy Cundill Global Value Fund	234,193	-	4,523	831
Ivy Dividend Income Fund	69,842	-	253	287
Ivy European Opportunities Fund	144,409	-	20,349	9,948
Ivy Global Natural Resources Fund	445,474	-	16,666	5,157
Ivy International Fund	8,613	-	3,177	122
Ivy International Balanced Fund	34,892	-	-	-
Ivy International Value Fund	14,920	-	3,187	57
Ivy Mortgage Securities Fund	129,661	-	-	-
Ivy Pacific Opportunities Fund	119,868	-	1,264	1,331
Ivy Real Estate Securities Fund	199,835	-	246	255
Ivy Small Cap Value Fund	82,356	-	101	91
Ivy Value Fund	17,579	-	-	-

With respect to Class A, Class B and Class C shares, IFDI pays sales commissions and all expenses in connection with the sale of the Trust's shares, except for registration fees and related expenses. During the period ended March 31, 2004, IFDI paid the following amounts:

Ivy Balanced Fund	$28,037
Ivy Bond Fund	17,169
Ivy Cash Reserves Fund	-
Ivy Cundill Global Value Fund	416,197
Ivy Dividend Income Fund	93,989
Ivy European Opportunities Fund	205,215
Ivy Global Natural Resources Fund	902,979
Ivy International Fund	13,005
Ivy International Balanced Fund	36,959
Ivy International Value Fund	25,200
Ivy Mortgage Securities Fund	167,010
Ivy Pacific Opportunities Fund	137,052
Ivy Real Estate Securities Fund	230,296
Ivy Small Cap Value Fund	101,550
Ivy Value Fund	21,236

Under a Distribution and Service Plan for Class A shares adopted by the Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund (except for Ivy Cash Reserves Fund) may pay a distribution and/or service fee to IFDI in an amount not to exceed 0.25% of the Fund's average annual net assets. The fee is to be paid to reimburse IFDI for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Trust for Class B shares and Class C shares, respectively, each Fund (except for Ivy Cash Reserves Fund) may pay IFDI a service fee not to exceed 0.25% and a distribution fee not to exceed 0.75% of a Fund's average annual net assets attributable to that class to compensate IFDI for its services in connection with the distribution of shares of that class and/or the service and/or maintenance of shareholder accounts of that class. The Class B Plan and the Class C Plan each permit IFDI to receive compensation, through the distribution fee and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to compensation under the Class A Plan.

Under the Class Y Plan, each Fund (except for Ivy Cash Reserves Fund) may pay IFDI a fee of up to 0.25%, on an annual basis, of the average daily net assets of a Fund's Class Y shares to compensate IFDI for, either directly or through third parties, distributing the Class Y shares of that Fund, providing personal service to Class Y shareholders and/or maintaining Class Y shareholder accounts.

For Ivy Cundill Global Value Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Fund, Ivy International Value Fund and Ivy Pacific Opportunities Fund, WRIICO has agreed to reimburse a Fund's expenses, for the calendar year ended December 31, 2004, and for the following six years, to the extent necessary to ensure that the Fund's annual operating expenses, when calculated at the Fund level, do not exceed 2.5% (0.85% for Cash Reserves Fund) of the Fund's average net assets (excluding 12b-1 fees and certain other expenses.) During the period ended March 31, 2004, WRIICO reimbursed Funds' expenses (in thousands) as shown in the following table:

Ivy Cash Reserves Fund	$34
Ivy Cundill Global Value Fund	28
Ivy Global Natural Resources Fund	3

WRIICO has agreed to reimburse Ivy Bond Fund's 12b-1 expenses applicable to Class A shares and sufficient transfer agency fees to limit to the extent necessary to ensure that the Fund's annual operating expenses for Class A shares do not exceed 1.15% through December 31, 2004. WRIICO has agreed to reimburse Ivy Mortgage Securities Fund's 12b-1 expenses applicable to Class A shares to limit to the extent necessary to ensure that the Fund's annual operating expenses for Class A shares do not exceed 0.95% through December 31, 2004. During the period ended March 31, 2004, WRIICO reimbursed Funds' expenses (in thousands) as shown in the following table:

Ivy Bond Fund	$34
Ivy Mortgage Securities Fund	105

In addition, IFDI and WRSCO have voluntarily agreed to waive sufficient Fund expenses to ensure that the total annual fund operating exenses do not exceed the following levels for the specified funds/classes:

Fund and Class	Expense Limitation (as a percentage of average net assets of each Class)

Ivy Cundill Global Value Fund, Class A	1.90%
Ivy Cundill Global Value Fund, Class C	2.55%
Ivy Cundill Global Value Fund, Class Y	1.20%
Ivy Global Natural Resources Fund, Class A	1.70%
Ivy Global Natural Resources Fund, Class C	2.40%
Ivy Global Natural Resources Fund, Class Y	1.20%

The Trust paid Directors' fees of $36,181, which are included in other expenses.

Note 3 - Investment Securities Transactions

Investment securities transactions for the period ended March 31, 2004 are summarized as follows:

	Ivy Balanced Fund	Ivy Bond Fund	Ivy Cundill Global Value Fund

Purchases of investment securities, excluding short-term and United States Government securities	$62,809,058	$7,763,290	$25,325,614
Purchases of United States Government securities	8,300,316	10,345,876	-
Purchases of short-term securities	123,001,527	51,888,944	480,898,839
Proceeds from maturities and sales of investment securities, excluding short-term and United States Government securities	22,627,399	7,271,879	561,563
Proceeds from maturitiesand sales of United States Government securities	691,320	10,689,052	-
Proceeds from maturities and sales of short-term securities	120,466,658	51,588,915	468,287,000

	Ivy Dividend Income Fund	Ivy European Opportunities Fund	Ivy Global Natural Resources Fund

Purchases of investment securities, excluding short-term and United States Government securities	$7,135,194	$79,230,448	$193,308,616
Purchases of United States Government securities	-	-	-
Purchases of short-term securities	68,084,768	181,701,477	329,476,046
Proceeds from maturities and sales of investment securities, excluding short-term and United States Government securities	2,771,569	37,593,836	56,965,588
Proceeds from maturities and sales of United States Government securities	-	-	-
Proceeds from maturities and sales of short-term securities	69,454,983	186,475,124	339,319,759

	Ivy International Fund	Ivy International Balanced Fund	Ivy International Value Fund

Purchases of investment securities, excluding short-term and United States Government securities	$49,984,414	$8,835,598	$9,398,779
Purchases of United States Government securities	-	-	-
Purchases of short-term securities	127,314,013	76,518,822	28,011,021
Proceeds from maturities and sales of investment securities, excluding short-term and United States Government securities	61,629,319	7,557,172	11,349,576
Proceeds from maturities and sales of United States Government securities	-	-	-
Proceeds from maturities and sales of short-term securities	128,823,828	75,458,446	28,200,000

	Ivy Mortgage Securities Fund	Ivy Pacific Opportunities Fund	Ivy Real Estate Securities Fund

Purchases of investment securities, excluding short-term and United States Government securities	$4,463,213	$21,243,442	$78,876,846
Purchases of United States Government securities	75,525,940	-	-
Purchases of short-term securities	395,078,541	86,135,373	263,625,985
Proceeds from maturities and sales of investment securities, excluding short-term and United States Government securities	17,914,070	10,396,949	30,195,934
Proceeds from maturities and sales of United States Government securities	57,610,198	-	-
Proceeds from maturities and sales of short-term securities	401,550,082	86,934,000	258,935,644

	Ivy Small Cap Value Fund	Ivy Value Fund

Purchases of investment securities, excluding short-term and United States Government securities	$29,436,051	$60,955,447
Purchases of United States Government securities	-	-
Purchases of short-term securities	199,136,821	97,740,228
Purchases of options	-	9,435
Proceeds from maturities and sales of investment securities, excluding short-term and United States Government securities	20,350,256	63,941,815
Proceeds from maturities and sales of United States Government securities	-	-
Proceeds from maturities and sales of short-term securities	196,806,318	96,976,083
Proceeds from options	-	86,457

For Federal income tax purposes, cost of investments owned at March 31, 2004 and the related unrealized appreciation (depreciation) were as follows:

	Cost	Appreciation	Depreciation	Aggregate Appreciation

Ivy Balanced Fund	$97,623,820	$8,031,782	$679,762	$7,352,020
Ivy Bond Fund	23,397,859	877,789	129,154	748,635
Ivy Cash Reserves Fund	8,790,851	-	-	-
Ivy Cundill Global Value Fund	84,379,238	12,480,172	71,414	12,408,758
Ivy Dividend Income Fund	23,682,322	2,022,512	302,979	1,719,533
Ivy European Opportunities Fund	118,802,613	28,933,775	2,608,970	26,324,805
Ivy Global Natural Resources Fund	248,616,452	38,923,865	2,474,258	36,449,607
Ivy International Fund	160,008,505	32,751,049	7,173,834	25,577,215
Ivy International Balanced Fund	49,606,514	11,385,605	1,602,696	9,782,909
Ivy International Value Fund	35,230,533	7,180,988	459,725	6,721,263
Ivy Mortgage Securities Fund	148,380,917	4,022,755	1,167,277	2,855,478
Ivy Pacific Opportunities Fund	32,525,625	4,853,874	1,144,743	3,709,131
Ivy Real Estate Securities Fund	107,939,401	29,022,982	77,475	28,945,507
Ivy Small Cap Value Fund	71,527,512	21,756,654	1,228,253	20,528,401
Ivy Value Fund	65,545,228	10,676,968	313,475	10,363,493

Note 4 - Federal Income Tax Matters

For Federal income tax purposes, the Funds' distributed and undistributed earnings and profit for the fiscal year ended March 31, 2004 and the related Capital Loss Carryover and Post-October activity were as follows:

	Ivy Balanced Fund	Ivy Bond Fund	Ivy Cash Reserves Fund

Net ordinary income	$387,931	$469,814	$6,546
Distributed ordinary income	389,824	474,817	8,780
Undistributed ordinary income	29,091	7,431	5,873

Realized long-term capital gains	-	-	-
Distributed long-term capital gains	-	-	-
Undistributed long-term capital gains	-	-	-

Capital loss carryover	-	-	-

Post-October losses deferred	-	-	-

	Ivy Cundill Global Value Fund		Ivy Dividend Income Fund		Ivy European Opportunities Fund

Net ordinary income	$819,976		$129,131		$-
Distributed ordinary income	-		7,680		-
Undistributed ordinary income	1,289,967	*	129,646	*	91,085	*

Realized long-term capital gains	-		2,366		-
Distributed long-term capital gains	-		-		-
Undistributed long-term capital gains	-		2,366		-

Capital loss carryover	1,281,671		-		-

Post-October losses deferred	-		-		-

	Ivy Global Natural Resources Fund		Ivy International Fund	Ivy International Balanced Fund

Net ordinary income	$-		$-	$610,867
Distributed ordinary income	-		-	780,577
Undistributed ordinary income	139,038	*	-	469,036

Realized long-term capital gains	-		-	-
Distributed long-term capital gains	-		-	-
Undistributed long-term capital gains	-		-	-

Capital loss carryover	-		-	-

Post-October losses deferred	-		-	-

	Ivy International Value Fund	Ivy Mortgage Securities Fund	Ivy Pacific Opportunities Fund

Net ordinary income	$-	$3,213,770	$-
Distributed ordinary income	-	3,382,257	-
Undistributed ordinary income	-	51,813	-

Realized long-term capital gains	-	-	-
Distributed long-term capital gains	-	351,353	-
Undistributed long-term capital gains	-	-	-

Capital loss carryover	-	-	-

Post-October losses deferred	-	205,306	-

*Includes amount from December 31, 2003.

	Ivy Real Estate Securities Fund	Ivy Small Cap Value Fund	Ivy Value Fund

Net ordinary income	$3,692,417	$1,026,254	$271,014
Distributed ordinary income	2,201,673	107	328,144
Undistributed ordinary income	1,744,672	1,026,147	453

Realized long-term capital gains	1,617,387	1,148,837	-
Distributed long-term capital gains	278,496	104,518	-
Undistributed long-term capital gains	1,338,890	1,148,837	-

Capital loss carryover	-	-	-

Post-October losses deferred	-	-	-

Internal Revenue Code regulations permit each Fund to defer into its next fiscal year net capital losses or net long-term capital losses and currency losses incurred between each November 1 and the end of its fiscal year ("post-October losses").

Capital Loss Carryovers are available to offset future realized capital gain net income for Federal income tax purposes. The following shows the totals by year in which the capital loss carryovers will expire if not utilized.

	Ivy Balanced Fund	Ivy Bond Fund	Ivy Cundill Global Value Fund

March 31, 2008	$-	$30,780	$-
March 31, 2009	-	223,474	60,918
March 31, 2010	10,157,223	-	268,343
March 31, 2012	-	-	1,281,671

Total carryover	$10,157,223	$254,254	$1,610,932

	Ivy European Opportunities Fund	Ivy Global Natural Resources Fund	Ivy International Fund

March 31, 2005	$-	$143,237	$-
March 31, 2006	-	143,237	-
March 31, 2007	-	4,023,421	-
March 31, 2009	30,418,750	-	136,920,994
March 31, 2010	29,411,986	1,275,367	126,565,198
March 31, 2011	12,058,021	288,710	47,213,802

Total carryover	$71,888,757	$5,873,972	$310,699,994

	Ivy International Balanced Fund	Ivy International Value Fund	Ivy Pacific Opportunities Fund

March 31, 2005	$-	$-	$157,220
March 31, 2006	-	1,315,291	3,986,093
March 31, 2007	-	-	285,649
March 31, 2008	-	1,064,641	1,009,302
March 31, 2009	-	3,396,958	2,024,330
March 31, 2010	-	8,128,361	277,529
March 31, 2011	501,780	2,150,884	-

Total carryover	$501,780	$16,056,135	$7,740,123

Ivy Value Fund

March 31, 2010	$2,071,410
March 31, 2011	6,210,683

Total carryover	$8,282,093

Ivy Developing Markets Fund was merged into Ivy Pacific Opportunities Fund as of June 16, 2003 (see Note 7) . At the time of the merger, Ivy Developing Markets Fund had capital loss carryovers available to offset future gains of the Ivy Pacific Opportunities Fund. These carryovers are limited to $157,220 for each period ending from March 31, 2005 through 2010 plus any unused limitations from prior years.

Note 5 - Multiclass Operations

Each Fund within the Trust (other than Ivy Cash Reserves Fund which offers only Class A, Class B and Class C shares) offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Ivy Cundill Global Value Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Fund, Ivy International Value Fund and Ivy Pacific Opportunities Fund also offered Advisor Class shares and Ivy Cundill Global Value Fund, Ivy European Opportunities Fund and Ivy International Fund also offered Class I shares. Advisor Class and Class I shares are no longer available for investment. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectuses and the Statement of Additional Information for the Trust.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock for the fiscal period ended March 31, 2004 are summarized below. Amounts are in thousands.

	Ivy Balanced Fund		Ivy Bond Fund		Ivy Cash Reserves Fund

Shares issued from sale of shares:
Class A
	239		158		210
Class B
	25		26		3,509
Class C
	23		11		1,052
Class Y
	4,445		2		N/A
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A
	12		29		4
Class B
	-	*	-	*	2
Class C
	-	*	-	*	-*
Class Y
	17		-	*	N/A
Shares redeemed:
Class A
	(492)		(265)		(712)
Class B
	-	*	-	*	(3,473)
Class C
	-	*	-	*	(1,070)
Class Y
	(520)		-		N/A

Increase (decrease) in outstanding capital shares	3,749		(39)		(478)

Value issued from sale of shares:
Class A
	$3,172		$1,660		$210
Class B
	340		285		3,509
Class C
	300		118		1,052
Class Y
	57,725		25		N/A
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A
	158		307		4
Class B
	-	*	-	*	2
Class C
	-	*	-	*	- *
Class Y
	222		-	*	N/A
Value redeemed:
Class A
	(6,318)		(2,811)		(712)
Class B
	(2)		-	*	(3,473)
Class C
	(1)		(4)		(1,070)
Class Y
	(6,959)		-		N/A

Increase (decrease) in outstanding capital	$48,637		$(420)		$(478)

*Not shown due to rounding.

	Ivy Cundill Global Value Fund	Ivy Dividend Income Fund	Ivy European Opportunities Fund

Shares issued from sale of shares:
Class A
	2,186	478	2,570
Class B
	319	104	166
Class C
	976	132	222
Class Y
	91	1	30
Advisor Class
	-	N/A	-
Class I
	-	N/A	-
Shares issued from reinvestment of dividends:
Class A
	-	1	-
Class B
	-	-	-
Class C
	-	-	-
Class Y
	-	- *	-
Advisor Class
	-	N/A	-
Class I
	-	N/A	-
Shares redeemed:
Class A
	(106)	(384)	(893)
Class B
	(35)	(11)	(211)
Class C
	(43)	(49)	(162)
Class Y
	(20)	- *	(6)
Advisor Class
	(8)	N/A	(17)
Class I
	-	N/A	(1)

Increase in outstanding capital shares	3,360	272	1,698

Value issued from sale of shares:
Class A
	$26,037	$5,304	$57,649
Class B
	3,746	1,155	3,486
Class C
	11,364	1,454	4,819
Class Y
	1,099	15	671
Advisor Class
	-	N/A	-
Class I
	-	N/A	-
Value issued from reinvestment of dividends:
Class A
	-	6	-
Class B
	-	-	-
Class C
	-	-	-
Class Y
	-	- *	-
Advisor Class
	-	N/A	-
Class I
	-	N/A	-
Value redeemed:
Class A
	(1,261)	(4,290)	(19,595)
Class B
	(412)	(119)	(4,452)
Class C
	(499)	(543)	(3,521)
Class Y
	(242)	- *	(135)
Advisor Class
	(99)	N/A	(370)
Class I
	-	N/A	(16)

Increase in outstanding capital	$39,733	$2,982	$38,536

*Not shown due to rounding.

	Ivy Global Natural Resources Fund	Ivy International Fund	Ivy International Balanced Fund

Shares issued from sale of shares:
Class A
	5,636	273	329
Class B
	555	17	21
Class C
	1,762	34	24
Class Y
	138	- *	14
Advisor Class
	-	-	N/A
Class I
	N/A	-	N/A
Shares issued from reinvestment of dividends:
Class A
	-	-	15
Class B
	-	-	-	*
Class C
	-	-	-	*
Class Y
	-	-	-	*
Advisor Class
	-	-	N/A
Class I
	N/A	-	N/A
Shares redeemed:
Class A
	(470)	(421)	(159)
Class B
	(87)	(388)	(2)
Class C
	(75)	(82)	-	*
Class Y
	(14)	- *	-	*
Advisor Class
	-	-	N/A
Class I
	N/A	(2)	N/A

Increase (decrease) in outstanding capital shares	7,445	(569)	242

Value issued from sale of shares:
Class A
	$96,849	$5,826	$4,355
Class B
	9,252	350	272
Class C
	28,811	681	307
Class Y
	2,350	1	190
Advisor Class
	-	-	N/A
Class I
	N/A	-	N/A
Value issued from reinvestment of dividends:
Class A
	-	-	188
Class B
	-	-	-	*
Class C
	-	-	-	*
Class Y
	-	-	-	*
Advisor Class
	-	-	N/A
Class I
	N/A	-	N/A
Value redeemed:
Class A
	(8,075)	(8,982)	(1,877)
Class B
	(1,439)	(7,828)	(25)
Class C
	(1,225)	(1,636)	-	*
Class Y
	(248)	- *	(3)
Advisor Class
	-	-	N/A
Class I
	N/A	(39)	N/A

Increase (decrease) in outstanding capital	$126,275	$(11,627)	$3,407

*Not shown due to rounding.

	Ivy International Value Fund	Ivy Mortgage Securities Fund	Ivy Pacific Opportunities Fund

Shares issued from sale of shares:
Class A
	138	1,699	1,310
Class B
	66	109	469
Class C
	29	163	96
Class Y
	2	289	58
Advisor Class
	-	N/A	-
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A
	-	239	-
Class B
	-	- *	-
Class C
	-	1	-
Class Y
	-	4	-
Advisor Class
	-	N/A	-
Shares redeemed:
Class A
	(89)	(2,641)	(191)
Class B
	(248)	- *	(505)
Class C
	(93)	(3)	(26)
Class Y
	- *	(35)	(39)
Advisor Class
	-	N/A	-

Increase (decrease) in outstanding capital shares	(195)	(175)	1,172

Value issued from sale of shares:
Class A
	$1,392	$18,245	$12,673
Class B
	631	1,188	4,292
Class C
	277	1,779	889
Class Y
	18	3,140	566
Advisor Class
	-	N/A	-
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A
	-	2,562	-
Class B
	-	5	-
Class C
	-	8	-
Class Y
	-	43	-
Advisor Class
	-	N/A	-
Value redeemed:
Class A
	(907)	(28,848)	(1,855)
Class B
	(2,366)	(1)	(4,627)
Class C
	(890)	(28)	(240)
Class Y
	(3)	(382)	(379)
Advisor Class
	-	N/A	-

Increase (decrease) in outstanding capital	$(1,848)	$(2,289)	$11,319

*Not shown due to rounding.

	Ivy Real Estate Securities Fund	Ivy Small Cap Value Fund	Ivy Value Fund

Shares issued from sale of shares:
Class A
	3,076	844	356
Class B
	104	56	37
Class C
	136	107	49
Class Y
	5,370	1,688	1,828
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A
	38	1	8
Class B
	- *	- *	- *
Class C
	- *	-	- *
Class Y
	112	2	6
Shares redeemed:
Class A
	(5,188)	(1,966)	(2,266)
Class B
	(2)	(1)	(2)
Class C
	(6)	(3)	- *
Class Y
	(132)	(190)	(295)

Increase (decrease) in outstanding capital shares	3,508	538	(279)

Value issued from sale of shares:
Class A
	$46,287	$13,860	$5,069
Class B
	1,681	915	532
Class C
	2,182	1,745	713
Class Y
	82,285	26,101	24,996
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A
	557	20	101
Class B
	1	- *	- *
Class C
	1	-	- *
Class Y
	1,674	30	80
Value redeemed:
Class A
	(78,286)	(29,974)	(30,768)
Class B
	(23)	(7)	(24)
Class C
	(94)	(46)	(2)
Class Y
	(2,042)	(3,047)	(4,201)

Increase (decrease) in outstanding capital	$54,223	$9,597	$(3,504)

      *Not shown due to rounding.

Transactions in capital stock for the fiscal year ended July 31, 2003 are summarized below. Amounts are in thousands.

	Ivy Real Estate Securities Fund	Ivy Small Cap Value Fund	Ivy Value Fund

Shares issued from sale of shares:
Class A
	2,470	1,498	954
Class B
	76	75	33
Class C
	N/A	377	3
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A
	180	145	27
Class B
	7	32	1
Class C
	N/A	16	- *
Shares redeemed:
Class A
	(867)	(1,436)	(821)
Class B
	(15)	(81)	(177)
Class C
	N/A	(430)	(14)

Increase in outstanding capital shares	1,851	196	6

Value issued from sale of shares:
Class A
	$28,996	$16,953	$10,775
Class B
	896	814	363
Class C
	N/A	4,256	34
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A
	2,069	1,572	300
Class B
	79	337	11
Class C
	N/A	164	1
Value redeemed:
Class A
	(9,968)	(15,623)	(9,201)
Class B
	(169)	(853)	(1,999)
Class C
	N/A	(4,472)	(155)

Increase in outstanding capital	$21,903	$3,148	$129

      *Not shown due to rounding.

Transactions in capital stock for the fiscal year ended September 30, 2003 are summarized below. Amounts are in thousands.

	Ivy Balanced Fund	Ivy Bond Fund	Ivy International Balanced Fund

Shares issued from sale of shares:
Class A
	385	473	1,231
Class B
	44	106	45
Class C
	8	32	167
Shares issued from reinvestment of dividends:
Class A
	42	44	-
Class B
	6	16	-
Class C
	1	3	-
Shares redeemed:
Class A
	(831)	(499)	(1,379)
Class B
	(298)	(268)	(104)
Class C
	(59)	(37)	(195)

Decrease in outstanding capital shares	(702)	(130)	(235)

Value issued from sale of shares:
Class A
	$4,362	$5,036	$11,909
Class B
	494	1,123	419
Class C
	90	340	1,502
Value issued from reinvestment of dividends:
Class A
	476	469	-
Class B
	63	173	-
Class C
	13	33	-
Value redeemed:
Class A
	(9,475)	(5,304)	(13,381)
Class B
	(3,364)	(2,849)	(996)
Class C
	(677)	(393)	(1,777)

Decrease in outstanding capital	$(8,018)	$(1,372)	$(2,324)

Ivy Mortgage Securities Fund

Shares issued from sale of shares:
Class A
4,792
Class B
1,189
Class C
881
Shares issued from reinvestment of dividends:
Class A
277
Class B
113
Class C
44
Shares redeemed:
Class A
(2,835)
Class B
(683)
Class C
(533)

Increase in outstanding capital shares	3,245

Value issued from sale of shares:
Class A
$52,795
Class B
13,137
Class C
9,731
Value issued from reinvestment of dividends:
Class A
3,045
Class B
1,247
Class C
485
Value redeemed:
Class A
(31,178)
Class B
(7,526)
Class C
(5,846)

Increase in outstanding capital	$35,890

Transactions in capital stock for the fiscal year ended December 31, 2003 are summarized below. Amounts are in thousands.

	Ivy Cash Reserves Fund	Ivy Cundill Global Value Fund	Ivy Dividend Income Fund

Shares issued from sale of shares:
Class A
	3,858	2,575	1,485
Class B
	13,680	497	142
Class C
	58,100	1,182	438
Class Y
	N/A	120	55
Advisor Class
	N/A	143	N/A
Class I
	N/A	- *	N/A
Shares issued from reinvestment of dividends:
Class A
	33	7	5
Class B
	18	-	- *
Class C
	3	-	- *
Class Y
	N/A	- *	- *
Advisor Class
	N/A	1	N/A
Class I
	N/A	- *	N/A
Shares redeemed:
Class A
	(12,342)	(161)	(64)
Class B
	(16,820)	(83)	(3)
Class C
	(58,732)	(232)	(10)
Class Y
	N/A	(19)	- *
Advisor Class
	N/A	(76)	N/A
Class I
	N/A	- *	N/A

Increase (decrease) in outstanding capital shares	(12,202)	3,954	2,048

Value issued from sale of shares:
Class A
	$3,858	$27,522	$15,123
Class B
	13,680	5,090	1,446
Class C
	58,100	11,674	4,455
Class Y
	N/A	1,282	549
Advisor Class
	N/A	1,190	N/A
Class I
	N/A	- *	N/A
Value issued from reinvestment of dividends:
Class A
	33	77	47
Class B
	18	-	1
Class C
	3	-	3
Class Y
	N/A	3	2
Advisor Class
	N/A	15	N/A
Class I
	N/A	- *	N/A
Value redeemed:
Class A
	(12,342)	(1,671)	(655)
Class B
	(16,820)	(785)	(28)
Class C
	(58,732)	(2,000)	(108)
Class Y
	N/A	(206)	- *
Advisor Class
	N/A	(778)	N/A
Class I
	N/A	- *	N/A

Increase (decrease) in outstanding capital	$(12,202)	$41,413	$20,835

*Not shown due to rounding.

	Ivy European Opportunities Fund	Ivy Global Natural Resources Fund	Ivy International Fund

Shares issued from sale of shares:
Class A
	932	4,740	3,995
Class B
	491	776	99
Class C
	597	1,833	2,887
Class Y
	139	79	6
Advisor Class
	3,100	205	-
Class I
	-	N/A	959
Shares issued from reinvestment of dividends:
Class A
	4	14	-
Class B
	-	-	-
Class C
	-	-	-
Class Y
	- *	- *	-
Advisor Class
	-	- *	-
Class I
	1	N/A	-
Shares redeemed:
Class A
	(597)	(524)	(5,742)
Class B
	(892)	(226)	(1,674)
Class C
	(893)	(178)	(3,164)
Class Y
	(1)	(2)	- *
Advisor Class
	(3,322)	(225)	- *
Class I
	(1)	N/A	(1,006)

Increase (decrease) in outstanding capital shares	(442)	6,492	(3,640)

Value issued from sale of shares:
Class A
	$15,854	$68,336	$67,491
Class B
	7,360	10,480	1,593
Class C
	7,935	24,953	44,651
Class Y
	2,176	1,181	117
Advisor Class
	39,824	2,276	- *
Class I
	- *	N/A	15,323
Value issued from reinvestment of dividends:
Class A
	70	226	-
Class B
	-	-	-
Class C
	-	-	-
Class Y
	1	3	-
Advisor Class
	12	2	-
Class I
	- *	N/A	-
Value redeemed:
Class A
	(8,450)	(6,805)	(98,667)
Class B
	(12,783)	(2,747)	(27,506)
Class C
	(12,151)	(2,162)	(49,741)
Class Y
	(8)	(21)	- *
Advisor Class
	(43,719)	(2,550)	(3)
Class I
	(11)	N/A	(16,095)

Increase (decrease) in outstanding capital	$(3,890)	$93,172	$(62,837)

*Not shown due to rounding.

	Ivy International Value Fund	Ivy Pacific Opportunities Fund

Shares issued from sale of shares:
Class A
	407	2,262
Class B
	468	1,770
Class C
	2,462	420
Class Y
	13	55
Advisor Class
	899	-
Shares issued in connection with merger of Ivy Developing Markets Fund:
Class A
	N/A	262
Class B
	N/A	229
Class C
	N/A	56
Class Y
	N/A	-
Advisor Class
	N/A	5
Shares issued from reinvestment of dividends:
Class A
	-	-
Class B
	-	-
Class C
	-	-
Class Y
	-	-
Advisor Class
	-	-
Shares redeemed:
Class A
	(528)	(1,480)
Class B
	(1,587)	(1,808)
Class C
	(2,863)	(330)
Class Y
	- *	(1)
Advisor Class
	(911)	(4)

Increase (decrease) in outstanding capital shares	(1,640)	1,436

Value issued from sale of shares:
Class A
	$3,283	$16,622
Class B
	3,706	11,146
Class C
	17,505	2,577
Class Y
	105	428
Advisor Class
	6,790	-
Value issued in connection with merger of Ivy Developing Markets Fund:
Class A
	N/A	1,714
Class B
	N/A	1,432
Class C
	N/A	353
Class Y
	N/A	-
Advisor Class
	N/A	34
Value issued from reinvestment of dividends:
Class A
	-	-
Class B
	-	-
Class C
	-	-
Class Y
	-	-
Advisor Class
	-	-
Value redeemed:
Class A
	(4,223)	(9,618)
Class B
	(12,340)	(11,772)
Class C
	(20,799)	(2,046)
Class Y
	- *	(7)
Advisor Class
	(6,945)	(110)

Increase (decrease) in outstanding capital	$(12,918)	$10,753

*Not shown due to rounding.

Transactions in capital stock for the fiscal year ended July 31, 2002 are summarized below. Amounts are in thousands.

	Ivy Real Estate Securities Fund	Ivy Small Cap Value Fund

Shares issued from sale of shares:
Class A
	1,429	1,639
Class B
	105	155
Class C
	N/A	99
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A
	101	80
Class B
	- *	20
Class C
	N/A	5
Shares redeemed:
Class A
	(311)	(1,024)
Class B
	(10)	(72)
Class C
	N/A	(13)

Increase in outstanding capital shares	1,314	889

Value issued from sale of shares:
Class A
	$16,920	$23,934
Class B
	1,266	2,200
Class C
	N/A	1,327
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A
	1,132	1,074
Class B
	4	259
Class C
	N/A	70
Value redeemed:
Class A
	(3,548)	(14,414)
Class B
	(120)	(1,025)
Class C
	N/A	(176)

Increase in outstanding capital	$15,654	$13,249

*Not shown due to rounding.

Transactions in capital stock for the fiscal period ended July 31, 2002 are summarized below. Amounts are in thousands.

Ivy Value Fund

Shares issued from sale of shares:
Class A
590
Class B
27
Class C
3
Shares issued from reinvestment of dividends:
Class A
16
Class B
1
Class C
- *
Shares redeemed:
Class A
(921)
Class B
(171)
Class C
(15)

Decrease in outstanding capital shares	(470)

Value issued from sale of shares:
Class A
$7,910
Class B
357
Class C
37
Value issued from reinvestment of dividends:
Class A
208
Class B
5
Class C
1
Value redeemed:
Class A
(12,313)
Class B
(2,232)
Class C
(192)

Decrease in outstanding capital	$(6,219)

      *Not shown due to rounding.

Transactions in capital stock for the fiscal year ended September 30, 2002 are summarized below. Amounts are in thousands.

	Ivy Balanced Fund	Ivy Bond Fund	Ivy International Balanced Fund	Ivy Mortgage Securities Fund

Shares issued from sale of shares:
Class A
	271	793	1,006	3,701
Class B
	62	106	25	1,016
Class C
	23	37	11	617
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A
	77	47	57	228
Class B
	17	23	5	109
Class C
	4	4	1	32
Shares redeemed:
Class A
	(775)	(730)	(1,189)	(1,707)
Class B
	(344)	(171)	(87)	(360)
Class C
	(82)	(36)	(24)	(184)

Increase (decrease) in outstanding capital shares	(747)	73	(195)	3,452

Value issued from sale of shares:
Class A
	$3,243	$8,060	$9,885	$40,375
Class B
	733	1,096	231	11,114
Class C
	265	378	103	6,747
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A
	915	482	548	2,487
Class B
	204	233	46	1,192
Class C
	43	38	14	352
Value redeemed:
Class A
	(9,234)	(7,411)	(11,685)	(18,386)
Class B
	(4,082)	(1,754)	(820)	(3,845)
Class C
	(955)	(362)	(223)	(1,978)

Increase (decrease) in outstanding capital	$(8,868)	$760	$(1,901)	$38,058

Transactions in capital stock for the fiscal year ended December 31, 2002 are summarized below. Amounts are in thousands.

	Ivy Cash Reserves Fund	Ivy Cundill Global Value Fund	Ivy European Opportunities Fund

Shares issued from sale of shares:
Class A
	18,445	158	781
Class B
	8,741	176	280
Class C
	14,600	72	231
Advisor Class
	N/A	656	1,033
Class I
	N/A	5	6
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A
	105	1	-
Class B
	52	2	-
Class C
	4	1	-
Advisor Class
	N/A	2	-
Class I
	N/A	- *	-
Shares redeemed:
Class A
	(16,770)	(14)	(1,490)
Class B
	(9,368)	(17)	(866)
Class C
	(14,310)	(22)	(576)
Advisor Class
	N/A	(577)	(1,269)
Class I
	N/A	-	(5)

Increase (decrease) in outstanding capital shares	1,499	443	(1,875)

Value issued from sale of shares:
Class A
	$18,445	$1,414	$10,573
Class B
	8,741	1,596	3,645
Class C
	14,600	633	3,089
Advisor Class
	N/A	6,313	14,306
Class I
	N/A	44	89
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A
	105	12	-
Class B
	52	15	-
Class C
	4	5	-
Advisor Class
	N/A	13	-
Class I
	N/A	- *	-
Value redeemed:
Class A
	(16,770)	(130)	(19,971)
Class B
	(9,368)	(150)	(11,547)
Class C
	(14,310)	(177)	(7,785)
Advisor Class
	N/A	(5,320)	(17,295)
Class I
	N/A	-	(58)

Increase (decrease) in outstanding capital	$1,499	$4,268	$(24,954)

*Not shown due to rounding.

	Ivy Global Natural Resources Fund	Ivy International Fund	Ivy International Value Fund

Shares issued from sale of shares:
Class A
	1,994	4,967	1,425
Class B
	483	138	287
Class C
	559	551	528
Advisor Class
	612	- *	3
Class I
	N/A	949	N/A
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A
	7	1	- *
Class B
	- *	- *	-
Class C
	- *	- *	-
Advisor Class
	- *	-	-
Class I
	N/A	- *	N/A
Shares redeemed:
Class A
	(1,214)	(13,873)	(1,852)
Class B
	(196)	(2,587)	(1,599)
Class C
	(255)	(1,005)	(1,063)
Advisor Class
	(605)	- *	(27)
Class I
	N/A	(1,688)	N/A

Increase (decrease) in outstanding capital shares	1,385	(12,547)	(2,298)

Value issued from sale of shares:
Class A
	$25,085	$90,325	$11,972
Class B
	5,825	2,450	2,318
Class C
	6,863	9,231	3,795
Advisor Class
	7,969	8	23
Class I
	N/A	16,231	N/A
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A
	85	15	- *
Class B
	- *	7	-
Class C
	3	1	-
Advisor Class
	3	-	-
Class I
	N/A	- *	N/A
Value redeemed:
Class A
	(14,855)	(265,049)	(15,451)
Class B
	(2,245)	(46,943)	(12,993)
Class C
	(2,969)	(17,551)	(8,264)
Advisor Class
	(7,968)	(10)	(236)
Class I
	N/A	(29,561)	N/A

Increase (decrease) in outstanding capital	$17,796	$(240,846)	$(18,836)

*Not shown due to rounding.

Ivy Pacific Opportunities Fund

Shares issued from sale of shares:
Class A
1,020
Class B
587
Class C
236
Advisor Class
413
Shares issued from reinvestment of dividends:
Class A
- *
Class B
-
Class C
-
Advisor Class
-
Shares redeemed:
Class A
(1,064)
Class B
(726)
Class C
(282)
Advisor Class
(408)

Decrease in outstanding capital shares	(224)

Value issued from sale of shares:
Class A
$6,632
Class B
3,598
Class C
1,391
Advisor Class
2,523
Value issued from reinvestment of dividends:
Class A
- *
Class B
-
Class C
-
Advisor Class
-
Value redeemed:
Class A
(6,846)
Class B
(4,596)
Class C
(1,724)
Advisor Class
(2,522)

Decrease in outstanding capital	$(1,544)

*Not shown due to rounding.

NOTE 6 - Options

Options purchased by a Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or at a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. For each Fund, when a written put is exercised, the cost basis of the securities purchased by the Fund is reduced by the amount of the premium received.

For Ivy Value Fund, transactions in call options written were as follows:

Number of Contracts		Premiums Received

Outstanding at July 31, 2003	-	$-
Options written	853	56,979
Options terminated in closing purchase transactions	(185)	(9,250)
Options exercised	-	-
Options expired	(410)	(33,919)

Outstanding at March 31, 2004	258	$13,810

For Ivy Value Fund, transactions in put options written were as follows:

Number of Contracts		Premiums Received
Outstanding at July 31, 2003	-	$-
Options written	1,278	29,478
Options terminated in closing purchase transactions	-	-
Options exercised	-	-
Options expired	-	-

Outstanding at March 31, 2004	1,278	$29,478

NOTE 7 - Acquisition of Ivy Developing Markets Fund

On June 16, 2003, Ivy Pacific Opportunities Fund acquired all the net assets of Ivy Developing Markets Fund pursuant to a plan of reorganization approved by the shareholders of Ivy Developing Markets Fund on June 10, 2003. The acquisition was accomplished by a tax-free exchange of 551,715 shares of Ivy Pacific Opportunities Fund (valued at $3,533,026) for the 576,365 shares of Ivy Developing Markets Fund outstanding on June 16, 2003. Ivy Developing Markets Fund had net assets of $3,533,026, including $229,612 of net unrealized appreciation in value of investment and $12,504,526 of accumulated net realized losses on investments, which were combined with those of Ivy Pacific Opportunities Fund. The aggregate net assets of Ivy Pacific Opportunities Fund and Ivy Developing Markets Fund immediately before the acquisition were $9,010,093 and $3,533,026, respectively. The aggregate net assets of Ivy Pacific Opportunities Fund and Ivy Developing Markets Fund immediately following the acquisition were $12,543,119 and $0, respectively.

NOTE 8 - Reorganization Plan for Ivy Balanced Fund, Ivy Bond Fund, Ivy International Balanced Fund, Ivy Mortgage Securities Fund, Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund and Ivy Value Fund

On December 8, 2003, the Trust's Board of Trustees approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby Ivy Balanced Fund, Ivy Bond Fund, Ivy International Balanced Fund, Ivy Mortgage Securities Fund, Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund and Ivy Value Fund would acquire the assets and liabilities of Advantus Spectrum Fund, Advantus Bond Fund, Advantus International Balanced Fund, Advantus Mortgage Securities Fund, Advantus Real Estate Securities Fund, Advantus Venture Fund and Advantus Cornerstone Fund, respectively, in exchange for newly issued Class A shares of the above mentioned Ivy Funds. Advantus Spectrum Fund, Advantus Bond Fund, Advantus International Balanced Fund, Advantus Mortgage Securities Fund, Advantus Real Estate Securities Fund, Advantus Venture Fund and Advantus Cornerstone Fund had three classes of shares, Class A, Class B and Class C.

Independent Auditors' Report

The Board of Trustees and
Shareholders of Ivy Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Balanced Fund, Bond Fund, Cash Reserves Fund, Cundill Global Value Fund, Dividend Income Fund, European Opportunities Fund, Global Natural Resources Fund, International Fund, International Balanced Fund, International Value Fund, Mortgage Securities Fund, Pacific Opportunities Fund, Real Estate Securities Fund, Small Cap Value Fund and Value Fund (collectively the "Funds") comprising Ivy Funds, as of March 31, 2004, and the related statements of operations for the fiscal period then ended, and the statements of changes in net assets and financial highlights for the periods presented (except as noted below). These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and the financial highlights of the Real Estate Securities Fund, Small Cap Value Fund and Value Fund for each of the periods presented in the five-year period ended July 31, 2003 were audited by other auditors whose report, dated September 5, 2003, expressed an unqualified opinion on those financial statements and financial highlights. The financial statements and the financial highlights of the Balanced Fund, Bond Fund, International Balanced Fund and Mortgage Securities Fund for each of the periods presented in the five-year period ended September 30, 2003 were audited by other auditors whose report, dated November 7, 2003, expressed an unqualified opinion on those financial statements and financial highlights. The financial highlights of the Cash Reserves Fund, Cundill Global Value Fund, European Opportunities Fund, Global Natural Resources Fund, International Fund, International Value Fund and Pacific Opportunities Fund for each of the periods presented in the three-year period ended December 31, 2001 were audited by other auditors whose report, dated February 8, 2002, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds of Ivy Funds as of March 31, 2004, the results of their operations for the fiscal year then ended, the changes in their net assets and their financial highlights for the periods presented (except as noted above), in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 18, 2004

Shareholder Meeting Results

On November 26, 2003, a special shareholder meeting was held at the offices of Advantus Capital Management, Inc. Shareholders of record on September 30, 2003 were entitled to vote on the proposals described below.

Proposal: For shareholders of Advantus Bond Fund, Inc., to approve an Agreement and Plan of Reorganization providing for the transfer of all assets of Advantus Bond Fund, Inc. to Ivy Bond Fund, in exchange for shares of Ivy Bond Fund and the assumption by Ivy Bond Fund of all of the liabilities of Advantus Bond Fund, Inc. The shares so received will be distributed to shareholders of Advantus Bond Fund, Inc., which will be terminated or dissolved as soon thereafter as practicable.

For	Against	Abstain
1,314,215.454	31,078.647	29,902.642

Proposal: For shareholders of Advantus Cornerstone Fund, Inc., to approve an Agreement and Plan of Reorganization providing for the transfer of all assets of Advantus Cornerstone Fund, Inc. to Ivy Value Fund, in exchange for shares of Ivy Value Fund, and the assumption by Ivy Value Fund of all of the liabilities of Advantus Cornerstone Fund, Inc. The shares so received will be distributed to shareholders of Advantus Cornerstone Fund, Inc., which will be terminated or dissolved as soon thereafter as practicable.

For	Against	Abstain
4,669,638.517	17,667.591	24,812.830

Proposal: For shareholders of Advantus Enterprise Fund, Inc., to approve an Agreement and Plan of Reorganization providing for the transfer of all assets of Advantus Enterprise Fund, Inc. to Ivy Small Cap Growth Fund, in exchange for shares of Ivy Small Cap Growth Fund and the assumption by Ivy Small Cap Growth Fund of all of the liabilities of Advantus Enterprise Fund, Inc. The shares so received will be distributed to shareholders of Advantus Enterprise Fund, Inc., which will be terminated or dissolved as soon thereafter as practicable.

For	Against	Abstain
3,918,897.688	14,993.288	17,969.073

Proposal: For shareholders of Advantus Horizon Fund, Inc., to approve an Agreement and Plan of Reorganization providing for the transfer of all assets of Advantus Horizon Fund, Inc. to Ivy Large Cap Growth Fund, in exchange for shares of Ivy Large Cap Growth Fund and the assumption by Ivy Large Cap Growth Fund of all of the liabilities of Advantus Horizon Fund, Inc. The shares so received will be distributed to shareholders of Advantus Horizon Fund, Inc., which will be terminated or dissolved as soon thereafter as practicable.

For	Against	Abstain
1,168,334.034	54,124.965	45,865.928

Proposal: For shareholders of Advantus Index 500 Fund, Inc., to approve an Agreement and Plan of Reorganization providing for the transfer of all assets of Advantus Index 500 Fund, Inc. to Ivy Core Equity Fund, in exchange for shares of Ivy Core Equity Fund and the assumption by Ivy Core Equity Fund of all of the liabilities of Advantus Index 500 Fund, Inc. The shares so received will be distributed to shareholders of Advantus Index 500 Fund, Inc., which will be terminated or dissolved as soon thereafter as practicable.

For	Against	Abstain
1,488,159.132	20,417.787	25,218.142

Proposal: For shareholders of Advantus International Balanced Fund, Inc., to approve an Agreement and Plan of Reorganization providing for the transfer of all assets of Advantus International Balanced Fund, Inc. to Ivy International Balanced Fund, in exchange for shares of Ivy International Balanced Fund and the assumption by Ivy International Balanced Fund of all of the liabilities of Advantus International Balanced Fund, Inc. The shares so received will be distributed to shareholders of Advantus International Balanced Fund, Inc., which will be terminated or dissolved as soon thereafter as practicable.

For	Against	Abstain
3,668,930.275	17,923.810	28,829.284

Proposal: For shareholders of Advantus Money Market Fund, Inc., to approve an Agreement and Plan of Reorganization providing for the transfer of all assets of Advantus Money Market Fund, Inc. to Ivy Money Market Fund, in exchange for shares of Ivy Money Market Fund and the assumption by Ivy Money Market Fund of all of the liabilities of Advantus Money Market Fund, Inc. The shares so received will be distributed to shareholders of Advantus Money Market Fund, Inc., which will be terminated or dissolved as soon thereafter as practicable.

For	Against	Abstain
17,505,882.710	372,045.310	828,526.850

Proposal: For shareholders of Advantus Mortgage Securities Fund, Inc., to approve an Agreement and Plan of Reorganization providing for the transfer of all assets of Advantus Mortgage Securities Fund, Inc. to Ivy Mortgage Securities Fund, in exchange for shares of Ivy Mortgage Securities Fund and the assumption by Ivy Mortgage Securities Fund of all of the liabilities of Advantus Mortgage Securities Fund, Inc. The shares so received will be distributed to shareholders of Advantus Mortgage Securities Fund, Inc., which will be terminated or dissolved as soon thereafter as practicable.

For	Against	Abstain
6,818,349.529	229,841.730	185,867.057

Proposal: For shareholders of Advantus Real Estate Securities Fund, Inc., to approve an Agreement and Plan of Reorganization providing for the transfer of all assets of Advantus Real Estate Securities Fund, Inc. to Ivy Real Estate Securities Fund, in exchange for shares of Ivy Real Estate Securities Fund and the assumption by Ivy Real Estate Securities Fund of all of the liabilities of Advantus Real Estate Securities Fund, Inc. The shares so received will be distributed to shareholders of Advantus Real Estate Securities Fund, Inc., which will be terminated or dissolved as soon thereafter as practicable.

For	Against	Abstain
4,480,819.339	67,301.682	19,984.197

Proposal: For shareholders of Advantus Spectrum Fund, Inc., to approve an Agreement and Plan of Reorganization providing for the transfer of all assets of Advantus Spectrum Fund, Inc. to Ivy Balanced Fund, in exchange for shares of Ivy Balanced Fund and the assumption by Ivy Balanced Fund of all of the liabilities of Advantus Spectrum Fund, Inc. The shares so received will be distributed to shareholders of Advantus Spectrum Fund, Inc., which will be terminated or dissolved as soon thereafter as practicable.

For	Against	Abstain
2,323,368.912	78,215.846	130,849.768

Proposal: For shareholders of Advantus Venture Fund, Inc., to approve an Agreement and Plan of Reorganization providing for the transfer of all assets of Advantus Venture Fund, Inc. to Ivy Small Cap Value Fund, in exchange for shares of Ivy Small Cap Value Fund and the assumption by Ivy Small Cap Value Fund of all of the liabilities of Advantus Venture Fund, Inc. The shares so received will be distributed to shareholders of Advantus Venture Fund, Inc., which will be terminated or dissolved as soon thereafter as practicable.

For	Against	Abstain
4,238,780.713	5,969.265	11,963.237

Income Tax Information

The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you in the Funds shown on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.

		PER-SHARE AMOUNTS REPORTABLE AS:
		For Corporations				For Individuals
Record Date	Total	Qualifying	Non- Qualifying	Long-Term Capital Gain	Foreign Tax Paid	Qualifying	Non- Qualifying	Long-Term Capital Gain	Foreign Tax Paid

Ivy Balanced Fund Class A
12-17-03	$0.01700	$0.01640	$0.00060	$-	$-	$0.01700	$-	$-	$-
3-10-04	0.02600	0.02600	-	-	-	0.02600	-	-	-

Total	$0.04300	$0.04240	$0.00060	$-	$-	$0.04300	$-	$-	$-

Class B
12-17-03	$0.01700	$0.01640	$0.00060	$-	$-	$0.01700	$-	$-	$-
3-10-04	0.00800	0.00800	-	-	-	0.00800	-	-	-

Total	$0.02500	$0.02440	$0.00060	$-	$-	$0.02500	$-	$-	$-

Class C
12-17-03	$0.01700	$0.01640	$0.00060	$-	$-	$0.01700	$-	$-	$-
3-10-04	0.00800	0.00800	-	-	-	0.00800	-	-	-

Total	$0.02500	$0.02440	$0.00060	$-	$-	$0.02500	$-	$-	$-

Class Y
12-17-03	$0.02200	$0.02120	$0.00080	$-	$-	$0.02200	$-	$-	$-
3-10-04	0.03100	0.03100	-	-	-	0.03100	-	-	-

Total	$0.05300	$0.05220	$0.00080	$-	$-	$0.05300	$-	$-	$-

Ivy Dividend Income Fund Class A
3-10-04	$0.00500	$0.00500	$-	$-	$-	$0.00500	$-	$-	$-

Class Y
3-10-04	$0.00600	$0.00600	$-	$-	$-	$0.00600	$-	$-	$-

Ivy International Balanced Fund Class A
12-17-03	$0.18000	$-	$0.18000	$-	$-	$0.16590	$0.01410	$-	$-

Class B
12-17-03	$0.17500	$-	$0.17500	$-	$-	$0.16130	$0.01370	$-	$-

Class C
12-17-03	$0.17500	$-	$0.17500	$-	$-	$0.16130	$0.01370	$-	$-

Class Y
12-17-03	$0.18000	$-	$0.18000	$-	$-	$0.16590	$0.01410	$-	$-

Ivy Real Estate Securities Fund Class A
9-25-03	$0.05374	$0.00750	$0.04624	$-	$-	$0.00438	$0.04936	$-	$-
12-17-03	0.35580	0.02320	0.28380	0.04880	-	0.01350	0.29350	0.04880	-
3-10-04	0.02000	-	0.02000	-	-	-	0.02000	-	-

Total	$0.42954	$0.03070	$0.35004	$0.04880	$-	$0.01788	$0.36286	$0.04880	$-

Class B
12-17-03	$0.35580	$0.02320	$0.28380	$0.04880	$-	$0.01350	$0.29350	$0.04880	$-

Class C
12-17-03	$0.35580	$0.02320	$0.28380	$0.04880	$-	$0.01350	$0.29350	$0.04880	$-

Class Y
12-17-03	$0.36280	$0.02410	$0.28990	$0.04880	$-	$0.01400	$0.30000	$0.04880	$-
3-10-04	0.02000	-	0.02000	-	-	-	0.02000	-	-

Total	$0.38280	$0.02410	$0.30990	$0.04880	$-	$0.01400	$0.32000	$0.04880	$-

Ivy Small Cap Value Fund Class A
12-17-03	$0.02150	$-	$-	$0.02150	$-	$-	$-	$0.02150	$-

Class B
12-17-03	$0.02150	$-	$-	$0.02150	$-	$-	$-	$0.02150	$-

Class C
12-17-03	$0.02150	$-	$-	$0.02150	$-	$-	$-	$0.02150	$-

Class Y
12-17-03	$0.02150	$-	$-	$0.02150	$-	$-	$-	$0.02150	$-

Ivy Value Fund Class A
9-25-03	$0.01824	$0.01824	$-	$-	$-	$0.01824	$-	$-	$-
12-17-03	0.03500	0.03500	-	-	-	0.03500	-	-	-
3-10-04	0.01000	0.01000	-	-	-	0.01000	-	-	-

Total	$0.06324	$0.06324	$-	$-	$-	$0.06324	$-	$-	$-

Class B
12-17-03	$0.03500	$0.03500	$-	$-	$-	$0.03500	$-	$-	$-

Class C
12-17-03	$0.03500	$0.03500	$-	$-	$-	$0.03500	$-	$-	$-

Class Y
12-17-03	$0.03800	$0.03800	$-	$-	$-	$0.03800	$-	$-	$-
3-10-04	0.01100	0.01100	-	$-	-	0.01100	-	-	-

Total	$0.04900	$0.04900	$-	$-	$-	$0.04900	$-	$-	$-

Dividends are declared and recorded by each of the following Funds on each day the New York Stock Exchange is open for business. Dividends are paid monthly usually on the 27th of the month or on the preceding business day if the 27th is a weekend or holiday.

Exempt Interest Dividends - The exempt interest portion of dividends paid represents the distribution of state and municipal bond interest and is exempt from Federal income taxation.

The table below shows the taxability of dividends and long-term capital gains paid during the fiscal year ended March 31, 2004:

		PER-SHARE AMOUNTS REPORTABLE AS:
		For Individuals		For Corporations
Record Date	Total	Non- Qualifying	Long-Term Capital Gain	Qualifying	Non- Qualifying	Long-Term Capital Gain

Ivy Bond Fund
October 2003 through March 2004	100.0000%	100.0000%	-%	-%	100.0000%	-%
Ivy Cash Reserves Fund
January 2004 through March 2004	100.0000%	100.000%	-%	-%	100.0000%	-%
Ivy Mortgage Securities Fund
October 2003 through March 2004	100.0000%	100.0000%	-%	-%	100.0000%	-%

CORPORATION DEDUCTIONS - Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

The Board of Trustees of Ivy Funds

The Waddell & Reed Fund Complex (Fund Complex) is comprised of the Ivy Family of Funds and the Advisors Fund Complex. The Ivy Family of Funds is comprised of the funds in Ivy Funds, Inc. (formerly W&R Funds, Inc.) and Ivy Funds. The Advisors Fund Complex is comprised of each of the funds in the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc.

Each of the individuals listed below serves as a director or trustee for each of the funds within the Ivy Family of Funds. Eleanor B. Schwartz, Joseph Harroz, Jr., Henry J. Herrmann and Keith A. Tucker also serve as directors of each of the funds in the Advisors Fund Complex.

Two of the Trustees are considered by Ivy Funds and its counsel to be "interested persons" of the Funds or of their investment manager because of their employment by Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries. The other Trustees (more than a majority of the total number) are independent; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly-owned subsidiaries, including Ivy Funds Distributor, Inc. (IFDI), Waddell & Reed Ivy Investment Company (WRIICO), and Waddell & Reed Services Company (WRSCO).

Independent Trustees

Jarold W. Boettcher (63)

6300 Lamar Avenue, Overland Park, KS 66202

Position held with Fund: Trustee

Number of portfolios overseen by Trustee: 28

Trustee since: 2002

Principal Occupations During Past 5 Years: President of Boettcher Enterprises, Inc. (agriculture products and services) (1979 to present); President of Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present); President of Boettcher Aerial, Inc. (Aerial Ag Applicator) (1983 to present)

Other Directorships held by Trustee: Director of Guaranty State Bank & Trust Co.; Director of Guaranty, Inc.; Director of Ivy Funds, Inc.

James D. Gressett (53)

6300 Lamar Avenue, Overland Park, KS 66202

Position held with Fund: Trustee

Number of portfolios overseen by Trustee: 28

Trustee since: 2002

Principal Occupations During Past 5 Years: CEO of PacPizza LLC (Pizza Hut franchise) (2000 to present); Secretary of Streetman Homes Ltd, LLP (homebuilding company) (2001 to present); President of Alien, Inc. (real estate development), 1997 to 2003

Other Directorships held by Trustee: Director of Collins Financial Services, a debt recovery company; Director of Ivy Funds, Inc.

Joseph Harroz, Jr. (37)

6300 Lamar Avenue, Overland Park, KS 66202

Position held with Fund: Trustee

Number of portfolios overseen by Trustee: 70

Trustee since: 2002

Principal Occupations During Past 5 Years: Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to present); Adjunct Professor, University of Oklahoma Law School (1997 to present); Managing Member, Harroz Investments, LLC, commercial enterprise investments (1998 to present)

Other Directorships held by Trustee: Director of Ivy Funds, Inc. and each fund in the Advisors Fund Complex

Glendon E. Johnson, Jr. (52)

6300 Lamar Avenue, Overland Park, KS 66202

Position held with Fund: Trustee

Number of portfolios overseen by Trustee: 28

Trustee since: 2002

Principal Occupation During Past 5 Years: Of Counsel, Lee & Smith, PC (law firm) (1996 to present); Member/Manager, Castle Valley Ranches, LLC (ranching) (1995 to present)

Other Directorships held by Trustee: Director of Ivy Funds, Inc.

Eleanor B. Schwartz (67)

6300 Lamar Avenue, Overland Park, KS 66202

Position held with Fund: Trustee

Number of portfolios overseen by Trustee: 70

Trustee since: 2002

Principal Occupations During Past 5 Years: Professor Emeritus, University of Missouri at Kansas City (2003 to present) Professor of Business Administration, University of Missouri at Kansas City (1980 to 2003); Chancellor, University of Missouri at Kansas City (1991 to 1999)

Other Directorships held by Trustee: Director of Ivy Funds, Inc. and each fund in the Advisors Fund Complex

Michael G. Smith (60)

6300 Lamar Avenue, Overland Park, KS 66202

Position held with Fund: Trustee

Number of portfolios overseen by Trustee: 28

Trustee since: 2002

Principal Occupation During Past 5 Years: Retired; Managing Director-Institutional Sales, Merrill Lynch (1983-1999)

Other Directorships held by Trustee: Director, Executive Board, Cox Business School, Southern Methodist University; Director of Northwestern Mutual Life Series Funds & Mason Street Advisors Funds (29 portfolios overseen); Director of Ivy Funds, Inc.

Edward M. Tighe (61)

6300 Lamar Avenue, Overland Park, KS 66202

Position held with Fund: Trustee

Number of portfolios overseen by Trustee: 28

Trustee since: 1999

Principal Occupation During Past 5 Years: formerly, CEO and Director of Asgard Holding, LLC (computer network and security services) (2002 to 2004); CEO and Director of JBE Technology Group, Inc. (telecommunications services) (2001 to 2003); CEO and Director of Global Mutual Fund Services (1993 to 2000); CEO and Director of Global Technology Management, Inc. (software and consulting) (1992 to 2000)

Other Directorships held by Trustee: Director of Hansberger Institutional Funds (2 portfolios overseen); Director of Ivy Funds, Inc.

Interested Trustees

Henry J. Herrmann (61)

6300 Lamar Avenue, Overland Park, KS 66202

Positions held with Fund: Trustee and President

Number of portfolios overseen by Trustee: 70

Trustee since: 2002; President since: 2002

Principal Occupation(s) During Past 5 Years: President and Chief Investment Officer of WDR (1998 to present); President and Chief Executive Officer of WRIICO (2002 to present); President and Chief Executive Officer of Waddell & Reed Investment Management Company (WRIMCO), an affiliate of WRIICO, (1993 to present); Chief Investment Officer of WRIMCO (1991 to present); President of each of the Funds in the Fund Complex (2001 to present); Treasurer of WDR (1998 to 1999)

Other Directorships held by Trustee: Director, Austin, Calvert & Flavin, an affiliate of WRIMCO; Chairman and Director, Ivy Services. Inc., an affiliate of WRIICO; Director of WDR, Waddell & Reed, Inc. (W&R), Waddell & Reed Investment Management Company (WRIMCO) and WRIICO; Director of Ivy Funds, Inc. and each fund in the Advisors Fund Complex

Keith A. Tucker (59)

6300 Lamar Avenue, Overland Park, KS 66202

Positions held with Fund: Chairman of the Board and Trustee

Number of portfolios overseen by Trustee: 70

Trustee since: 2002; Chairman of the Board since: 2002

Principal Occupation(s) During Past 5 Years: Chairman of the Board of Directors and Chief Executive Officer of WDR (1998 to present); Principal Financial Officer of WDR (1998 to 1999); Chairman of the Board of Directors of W&R, WRIMCO and WRSCO (1993 to present)

Other Directorships held by Trustee: Director of WDR, W&R, WRIMCO and WRSCO; Chairman of the Board and Director of Ivy Funds, Inc. and each fund in the Advisors Fund Complex

OFFICERS

Theodore W. Howard (61)

6300 Lamar Avenue, Overland Park, KS 66202

Positions held with Fund: Vice President, Treasurer, Principal Accounting Officer, and Principal Financial Officer

Treasurer since 2003; Principal Accounting Officer, Vice President and Principal Financial Officer since 2002

Principal Occupation(s) During Past 5 Years: Senior Vice President of WRSCO (2001 to present); Treasurer and Principal Accounting Officer of each of the Funds in the Fund Complex (1976 to present); Vice President of each of the Funds in the Fund Complex (1987 to present); Principal Financial Officer of each of the Funds in the Fund Complex (2002 to present); Vice President of WRSCO (1988 to 2001)

Directorships held: None

Kristen A. Richards (36)

6300 Lamar Avenue, Overland Park, KS 66202

Positions held with Fund: Vice President, Secretary and Associate General Counsel

Vice President, Secretary and Associate General Counsel, since 2002

Principal Occupation(s) During Past 5 Years: Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present); Vice President, Associate General Counsel and Chief Compliance Officer of WRIICO (2002 to present); Vice President, Secretary and Associate General Counsel of each of the Funds in the Fund Complex (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (1998 to 2000)

Directorships held: None

Daniel C. Schulte (38)

6300 Lamar Avenue, Overland Park, KS 66202

Positions held with Fund: Vice President, Assistant Secretary and General Counsel

Vice President, Assistant Secretary and General Counsel, since 2002

Principal Occupation(s) During Past 5 Years: Vice President and General Counsel of WDR (2000 to present); Senior Vice President, Secretary and General Counsel of W&R, WRIMCO and WRSCO (2000 to present); Senior Vice President, General Counsel and Assistant Secretary of Ivy Services, Inc. (2002 to present); Vice President, General Counsel and Assistant Secretary of WRIICO (2002 to present); Vice President and Assistant Secretary of each of the Funds in the Fund Complex (2000 to present); Secretary of WDR (2000 to 2003); Assistant Secretary of WDR (1998 to 2000)

Directorships held: None

Annual Privacy Notice

The following privacy notice is issued by Ivy Funds (the "Funds"), Waddell & Reed Ivy Investment Company ("WRIICO") and Ivy Funds Distributor, Inc. ("IFDI").

Information Collected

We collect nonpublic personal information about you from your account application and other forms that you may deliver to us, and from your transactions with us and our affiliates. This is information that regulators consider necessary for the proper servicing of your account. In order to effect your transactions and service your account properly, we may disclose all of the information that we collect, as described above, to firms that assist us in servicing your account, such as our transfer agent.

Confidentiality of Information Collected

All records containing your nonpublic personal information are kept at our various service providers. These entities include WRIICO, IFDI and our transfer agent and administrative services provider. We require these affiliates, and any non-affiliated service providers, to protect the confidentiality of your information and to use the information only for the purposes for which disclosure to them is made. The Funds, WRIICO, IFDI and other service providers restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you and maintain physical, electronic, and procedural safeguards that comply with federal standards to maintain the security of your nonpublic personal information.

Disclosure of Information in Limited Circumstances

We do not disclose nonpublic personal information about present or former customers to non-affiliated third parties, except as permitted or required by law. In connection with servicing your account, your nonpublic personal information may be shared among the entities named in this notice, their affiliates, and non-affiliates, including a transfer agent or other service companies. We will adhere to the policies and practices above for both current and former customers.

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 1.800.532.2749.

Write to us at the address listed on the inside back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

TO ALL TRADITIONAL IRA PLANHOLDERS:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by us which can be obtained from your financial advisor or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to us. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

THE IVY FUNDS FAMILY

Global/International Funds

Ivy Cundill Global Value Fund
Ivy European Opportunities Fund
Ivy International Fund
Ivy International Balanced Fund
Ivy International Growth Fund
Ivy International Value Fund
Ivy Pacific Opportunities Fund

Domestic Equity Funds

Ivy Core Equity Fund
Ivy Dividend Income Fund
Ivy Large Cap Growth Fund
Ivy Mid Cap Growth Fund
Ivy Small Cap Growth Fund
Ivy Small Cap Value Fund
Ivy Tax-Managed Equity Fund
Ivy Value Fund

Fixed Income Funds

Ivy Bond Fund
Ivy High Income Fund
Ivy Limited-Term Bond Fund
Ivy Mortgage Securities Fund
Ivy Municipal Bond Fund

Money Market Funds

Ivy Money Market Fund Specialty Funds
Ivy Asset Strategy Fund
Ivy Balanced Fund
Ivy Global Natural Resources Fund
Ivy Real Estate Securities Fund
Ivy Science and Technology Fund

1.800.777.6472
Visit us online at www.ivyfunds.com

The Ivy Funds are managed by Waddell & Reed Ivy Investment Company and distributed by its subsidiary, Ivy Funds Distributor, Inc.

Waddell & Reed Financial, Inc., the ultimate parent company of Ivy Funds Distributor, Inc., acquired the investment adviser to the Ivy Funds in December 2002.

Investors should consider the investment objectives, risks, charges and expenses of a fund carefully before investing. For a prospectus containing this and other information for the Ivy Funds, call your financial advisor or visit us online at www.ivyfunds.com. Please read the prospectus carefully before investing.

WRR3300A (03-04)

ITEM 2. CODE OF ETHICS.

(a)         As of March 31, 2004, the Registrant had adopted a code of ethics (the "Code"), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Treasurer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)         There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)         During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that each of Jarold W. Boettcher, Glendon E. Johnson, Jr. and Michael G. Smith is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Each of Mr. Boettcher, Mr. Johnson and Mr. Smith is independent for purposes of Item 3 of Form N-CSR.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

2002	$242,416
2003	163,900
2004	161,810

(b) Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's annual financial statements and are not reported under paragraph (a) of this Item are as follows:

2002	$ ---
2003	10,039
2004	7,630

These fees are related to the review of Form N-1A and the review of merger proxies.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

2002	$ ---
2003	25,407
2004	20,300

These fees are related to the review of the registrant's tax returns.

(d) All Other Fees

The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

2002	$---
2003	460
2004	70

These fees are related to the review of internal control and the review of additional security-related costs.

(e)         (1)         Registrant's audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted and overseen by the investment adviser) or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)         (2)         None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)         Not applicable

(g) $0, $35,966 and $28,000 are the aggregate non-audit fees billed in each of the last two fiscal years and the period ended 3-31-04 for services rendered by the principal accountant to the registrant. $34,300, $109,925 and $51,222 are the aggregate non-audit fees billed in each of the last two fiscal years and the period ended 3-31-04 for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)         No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Provided in shareholder report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable

ITEM 10. CONTROLS AND PROCEDURES.

(a) The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "Act")) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal half-year or the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IVY FUNDS
(Registrant)

By:	/s/Kristen A. Richards
Kristen A. Richards, Vice President and Secretary

Date: June 15, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Henry J. Herrmann
Henry J. Herrmann, President and Principal Executive Officer

Date: June 15, 2004

By:	/s/Theodore W. Howard
Theodore W. Howard, Treasurer and Principal Financial Officer

Date: June 15, 2004